    As filed with the Securities and Exchange Commission on December 31, 2002

                                                     1933 Act File No. 333-28697
                                                      1940 Act File No. 811-8243

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                  Pre-Effective Amendment No.                                [ ]
                                               ----
                  Post-Effective Amendment No.  12                           [X]
                                               ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
       Amendment No.                    13
                                       ----
                        (Check appropriate box or boxes.)

                                  POTOMAC FUNDS
               (Exact name of Registrant as Specified in Charter)

                                500 Fifth Avenue
                                    Suite 415
                            New York, New York 10110
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 997-5198

                                Daniel D. O'Neill
                                500 Fifth Avenue
                                    Suite 415
                            New York, New York 10110
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate box)

[ ]   immediately upon filing pursuant to paragraph (b)
[X]   on January 2, 2003 pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a)(1)
[ ]   on (date) pursuant to paragraph (a)(1)
[ ]   75 days after filing pursuant to paragraph (a)(2)
[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                                  POTOMAC FUNDS

                       CONTENTS OF REGISTRATION STATEMENT

            This registration document is comprised of the following:

            Cover Sheet

            Contents of Registration Statement:

            Prospectus for the Advisor Class of Potomac OTC Plus, Potomac Dow 30SM Plus Fund, Potomac Small Cap Plus Fund, Potomac U.S. Plus Fund, Potomac U.S./Short Fund and Potomac U.S. Government Money Market Fund

            Prospectus for the Broker Class of Potomac OTC Plus, Potomac Dow 30SM Plus Fund, Potomac Small Cap Plus Fund, Potomac U.S. Plus Fund and Potomac U.S. Government Money Market Fund

            Prospectus for the Investor Class of Potomac OTC Plus, Potomac Dow 30SM Plus Fund, Potomac Small Cap Plus Fund, Potomac MidCap Plus Fund, Potomac U.S. Plus Fund, Potomac OTC/Short Fund, Potomac Dow 30SM/Short Fund, Potomac Small Cap/Short Fund, Potomac MidCap/Short Potomac U.S./Short Fund and Potomac U.S. Government Money Market Fund

            Combined Statement of Additional Information for the Advisor Class of Potomac OTC Plus, Potomac Dow 30SM Plus Fund, Potomac Small Cap Plus Fund, Potomac U.S. Plus Fund, Potomac U.S./Short Fund and Potomac U.S. Government Money Market Fund; Broker Class of Potomac OTC Plus, Potomac Dow 30SM Plus Fund, Potomac Small Cap Plus Fund, Potomac U.S. Plus Fund and Potomac U.S. Government Money Market Fund; Investor Class of Potomac OTC Plus, Potomac Dow 30SM Plus Fund, Potomac Small Cap Plus Fund, Potomac MidCap Plus Fund, Potomac U.S. Plus Fund, Potomac OTC/Short Fund, Potomac Dow 30SM/Short Fund, Potomac Small Cap/Short Fund, Potomac MidCap/Short Potomac U.S./Short Fund and Potomac U.S. Government Money Market Fund

            Combined Prospectus for the Investor Class of Potomac Japan Plus Fund, Potomac Japan/Short Fund, Potomac Internet Plus Fund, Potomac Internet/Short Fund; Advisor Class of the Potomac Japan Plus Fund, Potomac Japan/ Short Fund, Potomac Potomac Dow 30sm/Short Fund, Potomac Small Cap/Short Fund, Potomac Internet/Short Fund, Potomac Internet/Short Fund, Potomac OTC/Short Fund; Broker Class of the Potomac Japan Plus Fund, Potomac Japan/Short Fund, Potomac Internet Plus Fund, Potomac Internet/Short Fund, Potomac Dow 30sm/Short Fund, Potomac Small Cap/Short Fund, Potomac U.S./Short Fund, and the Potomac OTC/Short Fund

            Combined Statement of Additional Information for the Potomac Japan Plus Fund, Potomac Japan/Short Fund, Potomac Internet Plus Fund, Potomac Internet/Short Fund; Advisor Class of the Potomac Japan Plus Fund, Potomac Japan/ Short Fund, Potomac Potomac Dow 30sm/Short Fund, Potomac Small Cap/Short Fund, Potomac Internet/Short Fund, Potomac Internet/Short Fund, Potomac OTC/Short Fund; Broker Class of the Potomac Japan Plus Fund, Potomac Japan/Short Fund, Potomac Internet Plus Fund, Potomac Internet/Short Fund, Potomac Dow 30sm/Short Fund, Potomac Small Cap/Short Fund, Potomac U.S./Short Fund, and the Potomac OTC/Short Fund

            Prospectus for the Advisor Class of Potomac MidCap Plus Fund, Potomac MidCap/Short Fund, Potomac Total Market Plus Fund and Potomac Total Market/Short Fund

            Prospectus for the Broker Class of Potomac MidCap Plus Fund, Potomac MidCap/Short Fund, Potomac Total Market Plus Fund and Potomac Total Market/Short Fund

                                  POTOMAC FUNDS

                       CONTENTS OF REGISTRATION STATEMENT
                                   (CONTINUED)

            Prospectus for the Investor Class of Potomac Total Market Plus Fund and Potomac Total Market/Short Fund

            Combined Statement of Additional Information for the Investor Class of Potomac Total Market Plus Fund and Potomac Total Market/Short Fund; Advisor Class of Potomac MidCap Plus Fund, Potomac MidCap/Short Fund, Potomac Total Market Plus Fund and Potomac Total Market/Short Fund; and Broker Class of Potomac MidCap Plus Fund, Potomac MidCap/Short Fund, Potomac Total Market Plus Fund and Potomac Total Market/Short Fund

            Part C of Form N-1A

            Signature Page

            Exhibits

                                   PROSPECTUS

                            [THE POTOMAC FUNDS LOGO]
                                 ADVISOR CLASS
                             100 South Royal Street
                           Alexandria, Virginia 22314

                           500 5th Avenue, Suite 415
                            New York, New York 10110

                                 (800) 851-0511

                                   PLUS FUNDS
                           The Potomac OTC Plus Fund
                        The Potomac Dow 30(SM) Plus Fund
                        The Potomac Small Cap Plus Fund
                           The Potomac U.S. Plus Fund

                                   SHORT FUND
                          The Potomac U.S./Short Fund

                               MONEY MARKET FUND
                          The Potomac U.S. Government
                               Money Market Fund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                January 2, 2003

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
OVERVIEW OF THE POTOMAC FUNDS...............................           1
Advisor Class...............................................           1
Potomac Funds Objectives....................................           1
Investment Techniques and Policies..........................           2
Principal Risk Factors......................................           3

THE POTOMAC FUNDS...........................................           6
The Potomac OTC Plus Fund...................................           6
The Potomac Dow 30(SM) Plus Fund............................          10
The Potomac Small Cap Plus Fund.............................          14
The Potomac U.S. Funds......................................          18
The Potomac U.S. Government Money Market Fund...............          23

ABOUT YOUR INVESTMENT.......................................          27
Your Account................................................          27
Rule 12b-1 Fees.............................................          27
How to Invest in Advisor Class Shares of The Potomac
  Funds.....................................................          28
How to Exchange Advisor Class Shares of The Potomac Funds...          29
How to Sell Advisor Class Shares of The Potomac Funds.......          29
Prices of Advisor Class Shares of The Potomac Funds.........          29
Account and Transaction Policies............................          30

ADDITIONAL INFORMATION......................................          31
Management of The Potomac Funds.............................          31
Distributions and Taxes.....................................          32
Master/Feeder Structure Option..............................          33

FINANCIAL HIGHLIGHTS........................................          35

MORE INFORMATION ON THE POTOMAC FUNDS.......................  Back Cover

--------------------------------------------------------------------------------
                         OVERVIEW OF THE POTOMAC FUNDS
ADVISOR CLASS
This Prospectus offers the Advisor Class shares of The Potomac Plus Funds, the U.S./Short Fund, and Money Market Fund. Advisor Class shares are made available exclusively through your investment advisor, bank, trust company or other authorized representative (Financial Advisor).

 POTOMAC FUNDS OBJECTIVES
Each Potomac "plus" fund (except for The Potomac U.S. Plus Fund) seeks to provide a daily return that is equal to 125% of the daily return of its target index. The Potomac U.S. Plus Fund seeks to provide a daily return that is equal to 150% of the daily return of its target index. The Potomac U.S./Short Fund is designed to provide daily investment results that are opposite of the daily return of its target index.

FUND                                 INVESTMENT TARGET
----                                 -----------------
Potomac OTC Plus Fund                125% of the performance of the Nasdaq 100 Stock
                                       Index(TM)
Potomac Dow 30(SM) Plus Fund         125% of the performance of the Dow Jones Industrial
                                       Average(SM)
Potomac Small Cap Plus Fund          125% of the performance of the Russell 2000 Index(R)
Potomac U.S. Plus Fund               150% of the performance of the Standard & Poor's 500
                                       Composite Stock Price Index(TM) (S&P 500 Index)
Potomac U.S./Short Fund              Inverse (opposite) of the S&P 500 Index

As an example, the Potomac U.S. Plus Fund and the Potomac U.S./Short Fund are targeted to the Standard & Poor's 500 Composite Stock Price Index(TM)(S&P 500 Index). If, on a given day, the S&P 500 Index gains 2%, the U.S. Plus Fund is designed to gain approximately 3% (which is equal to 150% of 2%) while the U.S./Short Fund is designed to lose 2%. Conversely, if the S&P 500 Index loses 1% on a given day the U.S./Short Fund is designed to gain 1%, while the U.S. Plus Fund is designed to lose 1.50%.

To achieve these results, The Potomac Funds listed above use aggressive investment techniques such as engaging in futures and options transactions. As a result, these Potomac Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. There is no assurance that The Potomac Funds will achieve their objectives.

The Potomac Funds also offer the Potomac U.S. Government Money Market Fund, which seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities.

INVESTMENT TECHNIQUES AND POLICIES
Rafferty Asset Management, LLC (Rafferty), the investment advisor to each Potomac Fund, uses a number of investment techniques in an effort to achieve the stated goal for each Fund. For the Potomac Plus Funds, Rafferty attempts to magnify the daily returns of each Plus Fund's target index, while the Potomac U.S./Short Fund is managed to provide returns inverse (opposite) to the daily return of its target index. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and techniques it employs. As a consequence, if a Fund is performing as designed, the return of the target index will dictate the return for that Fund.

Each Plus Fund invests significantly in futures contracts on stock indexes, options on futures contracts and financial instruments such as options on securities and stock indexes options. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Plus Fund.

Each Potomac Fund (other than the U.S. Government Money Market Fund) is designed to provide daily investment returns that are a multiple of the returns of its target index. While Rafferty attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of a Fund and the performance of its target index), certain factors will tend to cause a Fund's investment results to vary from the stated objective. During periods of market volatility, a Fund may have difficulty in achieving its targeted return on a daily basis due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Fund. A Fund that meets its daily targets over a period of time will not necessarily produce the returns that might be expected in light of the returns of its target index for that period. The difference results from the compounding effect of fluctuations in the market, the use of leverage for the Plus Funds, and the inverse correlation for the U.S./Short Fund to achieve a Fund's investment objective.

It is the policy of each Potomac Fund to pursue its investment objective regardless of market conditions and not to take defensive positions. A Fund will not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index.

However, because it may be difficult for a Fund to achieve its stated investment objective any time its assets fall below $2 million, Rafferty may invest the assets of any such Fund in short-term U.S. Government securities until the level of net assets is sufficient to permit investment in the desired investments. As a result, such Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (888) 976-8662.

PRINCIPAL RISK FACTORS
An investment in any of the Potomac Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve its objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.

RISKS OF INVESTING IN EQUITY SECURITIES AND DERIVATIVES
The Funds may invest in publicly issued equity securities, including common stocks, as well as instruments that attempt to track the price movement of stock indices. Investments in common stocks and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Funds invest will cause the net asset value of the Funds to fluctuate.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES
The Funds use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, a Fund's short-term performance will reflect such deviation from its target index.

SWAP AGREEMENT RISKS
Each Fund may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement. In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

LEVERAGE RISK
Each Potomac Plus Fund employs leveraged investment techniques. Use of leverage can magnify the effects of changes in the value of these Plus Funds and makes them more volatile. The leveraged investment techniques that these Funds employ should cause investors in these Funds to lose more money in adverse environments.

INVERSE CORRELATION RISK
The Potomac U.S./Short Fund is negatively correlated to its target index and should lose money when its target index rises -- a result that is the opposite from traditional equity mutual funds. Because the Potomac U.S./Short Fund seeks daily returns inverse to its target index, the difference between the Fund's daily return and the return of its target index may be negatively compounded during periods in which the markets decline.

RISK OF POOR TRACKING
Several factors may affect a Fund's ability to achieve its targeted return on a daily basis. During periods of market volatility, a Fund may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by a Fund. A failure to achieve its targeted return on a daily basis may cause a Fund to provide returns over a longer period that are worse than expected.

RISK OF TRADING HALTS
In certain circumstances, an exchange may halt trading in securities held by a Fund. If such trading halts are instituted at the close of a trading day, a Fund will not be able to execute purchase or sales transactions in the specific options or futures contracts affected. In such an event, a Fund also may be unable to accurately price its outstanding contracts. If a Fund is affected by such a halt, it may reject investors' orders for purchases or exchanges received earlier during the business day.

RISK OF EARLY CLOSING
The normal close of trading of securities listed on the Nasdaq Stock Market and the New York Stock Exchange (NYSE) is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in the trading day, a Fund might incur substantial trading losses.

HIGH PORTFOLIO TURNOVER
Rafferty expects a significant portion of The Potomac Funds' assets to come from professional money managers and investors who use the Funds as part of "asset allocation" and "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds' portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance. In addition, large movements of assets into and out of the Funds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.

RISK OF NON-DIVERSIFICATION
The Funds (except the U.S. Government Money Market Fund) are non-diversified, which means that they may invest a high percentage of their assets in a limited number of securities. Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

--------------------------------------------------------------------------------
                               THE POTOMAC FUNDS
 THE POTOMAC OTC PLUS FUND

OBJECTIVE
The POTOMAC OTC PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index(TM) (Nasdaq 100 Index). If it is successful in meeting its objective, the net asset value of OTC Plus Fund shares should increase approximately one and a quarter as much as the Nasdaq 100 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the OTC Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Nasdaq 100 Index decline on a given day.

The Potomac OTC Plus Fund's investment objective is a fundamental policy and can only be changed with shareholder approval.

CORE INVESTMENTS
In attempting to achieve its objective, The POTOMAC OTC PLUS FUND primarily invests directly in the securities of the companies that comprise the Nasdaq 100 Index. In addition, the OTC Plus Fund enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Potomac OTC Plus Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index, which includes investments in over-the-counter securities, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX
The NASDAQ 100 INDEX(TM) is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the National Market tier of The Nasdaq Stock

Market. All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The Nasdaq 100 Index was created in 1985. The Nasdaq Stock Market is not a sponsor of, or in any way affiliated with, The Potomac Funds.

PRINCIPAL RISKS
In addition to the principal risks discussed in the "Overview" section, the OTC Plus Fund also is subject to the risks of investing in Internet companies. The OTC Plus Fund may invest a substantial portion of its assets in Internet companies listed on the Nasdaq 100 Index. The market prices of Internet-related stocks tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Internet stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect Internet companies. Those Internet companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those Internet companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Nasdaq 100 Index.

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in the OTC Plus Fund by showing how the Fund's performance has varied from year to year and by comparing the Fund's average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the OTC Plus Fund by showing its highest and lowest quarterly returns. The Fund began offering its Advisor Class shares on February 24, 2000. However, the Fund began offering another class of shares in a separate prospectus on October 20, 1997. The performance shown in the bar chart and performance table below for the period before February 24, 2000 represents the actual historical performance of that other class of shares. Because the Advisor Class has higher operating expenses, its performance would have been lower than that of the other class of shares over the same time period. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31

                              [PERFORMANCE GRAPH]
                                 OTC Plus Fund

1998........................................................  104.22%

1999........................................................  129.22%

2000........................................................  -47.85%

2001........................................................  -43.22%

Advisor Class year-to-date total return as of September 30, 2002 was -56.54%.

FUND                            HIGHEST QUARTERLY RETURN     LOWEST QUARTERLY RETURN
----                            -------------------------   --------------------------
OTC Plus Fund.................   43.64% (4th quarter 2001)   -43.99% (3rd quarter 2001)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                              1 YEAR     SINCE INCEPTION    INCEPTION DATE
                                              -------    ---------------    --------------
POTOMAC OTC PLUS FUND
  Return Before Taxes.....................    -43.22%         5.18%            10/20/97
  Return After Taxes on
     Distributions(1).....................    -43.22%         5.16%
  Return After Taxes on Distributions and
     Sale of Fund Shares(1)(2)............    -26.32%         4.22%
NASDAQ 100 INDEX(3).......................    -32.65%         9.54%            10/20/97

------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

(2) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other 1 Year and/or Since Inception return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3) The Nasdaq 100 Index is a market capitalization-weighted index that includes 100 of the largest non-financial companies, domestic and foreign with a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The performance of the index does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold Advisor Class shares of the OTC Plus Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price or sales proceeds, whichever is less)...............      None
Wire Redemption Fee.........................................    $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                ADVISOR CLASS
                                                                OTC PLUS FUND*
                                                                --------------
Management Fees.............................................         0.75%
Distribution (12b-1) Fees**.................................         1.00%
Other Expenses..............................................         0.70%
                                                                     ----
Total Annual Operating Expenses**...........................         2.45%
                                                                     ====

------------------------------

 * Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Advisor Class' Total Annual Operating Expenses exceed 2.75%. Rafferty may choose to terminate this waiver or revise the limit on total annual operating expenses at any time. If overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.
** For the fiscal year ended August 31, 2002, Rafferty reimbursed Distribution
   (12b-1) Fees for the OTC Plus Fund in the amount of 0.18%. If the reimbursement was included in the calculation above, the OTC Plus Fund's Distribution (12b-1) Fees and Total Annual Operating Expenses would be 0.82% and 2.27%, respectively.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Advisor Class of the OTC Plus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Advisor Class of the Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
OTC Plus Fund..................................     $248      $764      $1,306      $2,786

THE POTOMAC DOW 30(SM) PLUS FUND
OBJECTIVE
The POTOMAC DOW 30(SM) PLUS FUND seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial Average(SM) (Dow). If it is successful in meeting its objective, the net asset value of Dow 30(SM) Plus Fund shares should increase approximately one and a quarter as much as the Dow when the aggregate prices of the securities that comprise the Dow rise on a given day. Conversely, the net asset value of shares of the Dow 30(SM) Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Dow decline on a given day.

The Potomac Dow 30(SM) Plus Fund's investment objective is not a fundamental policy and may be changed by The Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS
In attempting to achieve its objective, The POTOMAC DOW 30(SM) PLUS FUND primarily invests directly in the securities of the companies that comprise the Dow. In addition, the Potomac Dow 30(SM) Plus Fund enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. The Fund also may invest in DIAMONDS, which are publicly-traded index securities based on the Dow. This allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the Dow. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Dow 30(SM) Plus Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the Dow, which includes investments in securities of companies that comprise the Dow, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, DIAMONDS, U.S. Government securities and repurchase agreements.

TARGET INDEX
The DOW JONES INDUSTRIAL AVERAGE(SM) consists of 30 of the most widely held and actively traded stocks listed on the U.S. stock markets. The stocks in the Dow represent companies that typically are dominant firms in their respective industries. Dow Jones, Dow Jones Industrial Average(SM), DJIA(SM), and Dow 30(SM) are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to The Potomac Funds, other than the licensing of those service marks for use in connection with the Funds' materials. Dow Jones does not sponsor, endorse, sell or promote any of The Potomac Funds.

PRINCIPAL RISKS
The principal risks associated with investing the Dow 30(SM) Plus Fund are discussed in the "Overview" section above under the heading titled "Principal Risk Factors."

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in the Dow 30(SM) Plus Fund by showing how the Fund's performance has varied from year to year and by comparing the Fund's average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the Dow 30(SM) Fund by showing its highest and lowest quarterly returns. The Fund began offering its Advisor Class shares on June 1, 2000. However, the Fund began offering another class of shares in a separate prospectus on December 2, 1999. The performance shown in the bar chart and performance table below for the period before June 1, 2000 represents the actual historical performance of that other class of shares. Because the Advisor Class has higher operating expenses, its performance would have been lower than that of the other class of shares over the same time period. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31

                              [PERFORMANCE GRAPH]
                              Dow 30(SM) Plus Fund

2000........................................................  -16.67%

2001........................................................  -11.95%

Advisor Class year-to-date total return as of September 30, 2002 was -30.42%.

FUND                            HIGHEST QUARTERLY RETURN      LOWEST QUARTERLY RETURN
----                            -------------------------   ---------------------------
Dow 30(SM) Plus Fund.........   15.89% (4th quarter 2001)    -19.98% (3rd quarter 2001)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                                SINCE     INCEPTION
                                                     1 YEAR   INCEPTION     DATE
                                                     ------   ---------   ---------
POTOMAC DOW 30(SM) PLUS FUND
  Return Before Taxes..............................  -11.95%   -12.02%    12/02/99
  Return After Taxes on Distributions(1)...........  -11.95%   -12.02%
  Return After Taxes on Distributions and Sale of
     Fund Shares(1)(2).............................   -7.28%    -9.48%
DOW JONES INDUSTRIAL AVERAGE(3)....................   -5.43%    -3.03%    12/02/99

------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other 1 Year and/or Since Inception return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3) The Dow Jones Industrial Average is a price-weighted average based on the price movement of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted over the years of stock splits, stock dividends, and substitution of stock). The performance of the index does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Dow 30(SM) Plus Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................    None
Maximum Deferred Sales Charge (as a % of original purchase
  price or sales proceeds, whichever is less)...............    None
Wire Redemption Fee.........................................  $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                 ADVISOR CLASS
                                                             DOW 30(SM) PLUS FUND*
                                                             ---------------------
Management Fees............................................           0.75%
Distribution (12b-1) Fees..................................           1.00%
Other Expenses.............................................           0.80%
                                                                      ----
Total Annual Operating Expenses............................           2.55%
                                                                      ====

------------------------------

* Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Advisor Class' Total Annual Operating Expenses exceed 2.75%. Rafferty may choose to terminate this waiver or revise the limit on total annual operating expenses at any time. If overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Advisor Class of the Dow 30(SM) Plus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Advisor Class of the Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                            ------   -------   -------   --------
Dow 30(SM) Plus Fund......................   $258     $793     $1,355     $2,885

THE POTOMAC SMALL CAP PLUS FUND

OBJECTIVE
The POTOMAC SMALL CAP PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Russell 2000(R) Index (Russell 2000 Index). If it is successful in meeting its objective, the net asset value of Small Cap Plus Fund shares should increase approximately one and a quarter as much as the Russell 2000 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Small Cap Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Russell 2000 Index decline on a given day.

The Potomac Small Cap Plus Fund's investment objective is not a fundamental policy and may be changed by The Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS
In attempting to achieve its objective, The POTOMAC SMALL CAP PLUS FUND primarily invests directly in the securities of the companies that comprise the Russell 2000 Index. In addition, the Potomac Small Cap Plus Fund enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Small Cap Plus Fund, under normal circumstances, seeks to achieve its investment objective by investing at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of an index that tracks the stocks of small capitalization companies, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX
The RUSSELL 2000(R) INDEX is comprised of the smallest 2000 companies in the Russell 3000 Index. As of June 30, 2002, the average market capitalization of the companies included in the Russell 2000 was approximately $490 million. That compares to an average market capitalization of $4 billion for the Russell 3000. The smallest 2000 companies represent approximately 8% of the total market capitalization of the Russell 3000. The Frank Russell Company is not a sponsor of, or in any way affiliated with, The Potomac Funds.

PRINCIPAL RISKS
In addition to the principal risks discussed in the "Overview" section, the Small Cap Plus Fund also is subject to the risks of investing in small capitalization companies. Investing in the securities of small capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more established companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Any of these factors may negatively impact the performance of the Russell 2000 Index.

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in the Small Cap Plus Fund by showing how the Fund's performance has varied from year to year and by comparing the Fund's average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the Small Cap Plus Fund by showing its highest and lowest quarterly returns. The Fund began offering its Advisor Class shares on February 9, 2000. However, the Fund began offering another class of shares in a separate prospectus on February 22, 1999. The performance shown in the bar chart and performance table below for the period before February 9, 2000 represents the actual historical performance of that other class of shares. Because the Advisor Class has higher operating expenses, its performance would have been lower than that of the other class of shares over the same time period. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31

                              [PERFORMANCE GRAPH]

2000........................................................  -14.80%

2001........................................................   -4.14%

Advisor Class year-to-date total return as of September 30, 2002 was -31.92%.

FUND                           HIGHEST QUARTERLY RETURN      LOWEST QUARTERLY RETURN
----                           ------------------------      -----------------------
Small Cap Plus Fund..........  22.51% (4th quarter 2001)     -23.50% (3rd quarter 2001)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                               1 YEAR    SINCE INCEPTION    INCEPTION DATE
                                               ------    ---------------    --------------
POTOMAC SMALL CAP PLUS FUND
  Return Before Taxes......................    -4.14%         3.53%            02/22/99
  Return After Taxes on Distributions(1)...    -4.34%         3.30%
  Return After Taxes on Distributions and
     Sale of Fund Shares(1)(2).............    -2.52%         2.73%
RUSSELL 2000 INDEX(3)......................     2.49%         9.43%            02/22/99

------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other 1 Year and/or Since Inception return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3) The Russell 2000 Index is an unmanaged index that is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The performance of the index does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Plus Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price or sales proceeds, whichever is less)...............      None
Wire Redemption Fee.........................................    $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                  ADVISOR CLASS
                                                               SMALL CAP PLUS FUND*
                                                               --------------------
Management Fees............................................            0.75%
Distribution (12b-1) Fee**.................................            1.00%
Other Expenses.............................................            0.84%
                                                                       ----
Total Annual Operating Expense**...........................            2.59%
                                                                       ====

------------------------------
 * Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Advisor Class' Total Annual Operating Expenses exceed 2.75%. Rafferty may choose to terminate this waiver or revise the limit on total annual operating expenses at any time. If overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** For the fiscal year ended August 31, 2002, Rafferty reimbursed Distribution
   (12b-1) Fees for the Small Cap Plus Fund in the amount of 0.06%. If the reimbursement was included in the calculation above, the Small Cap Plus Fund's Distribution (12b-1) Fees and Total Annual Operating Expenses would be 0.94% and 2.53%, respectively.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Advisor Class of the Small Cap Plus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Advisor Class of the Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
Small Cap Plus Fund............................     $262      $805      $1,375      $2,925

THE POTOMAC U.S. FUNDS

OBJECTIVE
The POTOMAC U.S. PLUS FUND seeks to provide investment returns that correspond to 150% of the performance of the Standard & Poor's 500 Composite Stock Price Index(TM) (S&P 500 Index). If it is successful in meeting its objective, the net asset value of U.S. Plus Fund shares should increase approximately one and a half as much as the S&P 500 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the U.S. Plus Fund should decrease approximately one and a half as much when the aggregate prices of the securities in the S&P 500 Index decline on a given day.

The POTOMAC U.S./SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the S&P 500 Index. If it is successful in meeting its objective, the net asset value of U.S./Short Fund shares should increase in direct proportion to any decrease in the level of the S&P 500 Index on a given day. Conversely, the net asset value of shares in the U.S./Short Fund should decrease in direct proportion to any increase in the level of the S&P 500 Index on a given day.

The Potomac U.S. Funds' investment objectives are fundamental policies and can only be changed with shareholder approval.

CORE INVESTMENTS
In attempting to achieve their objectives, The Potomac U.S. Funds may invest directly in the securities of companies that are included in the S&P 500 Index and may invest in Standard & Poor's Depositary Receipts (SPDRs), which are publicly-traded index securities based on the S&P 500 Index. This allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the S&P 500 Index. In addition, the POTOMAC U.S. PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. The POTOMAC U.S./SHORT FUND enters into short positions in SPDRs, options on stock index futures contracts, swap agreements and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Each U.S. Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the Potomac U.S. Plus Fund correspond to the 150% of the performance of a broad-based market index that tracks the stocks of U.S. companies and, for the Potomac U.S./Short Fund, inversely correspond to the performance of such index, which includes investments in securities of companies that comprise such index, U.S. stock depositary receipts, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX
The STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX(TM) is a capitalization-weighted index composed of 500 common stocks. Standard & Poor's selects the 500 stocks comprising the

S&P 500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the NYSE. Standard & Poor's is not a sponsor of, or in any way affiliated with, The Potomac Funds.

PRINCIPAL RISKS
The principal risks associated with investing the U.S. Funds are discussed in the "Overview" section above under the heading titled "Principal Risk Factors."

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in the U.S. Funds by showing how each Fund's performance has varied from year to year and by comparing each Fund's average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the U.S. Funds by showing their highest and lowest quarterly returns. The U.S. Plus Fund and the U.S./Short Fund began offering their Advisor Class shares on March 22, 2000 and May 9, 2001, respectively. However, the U.S. Plus Fund and the U.S./Short Fund each began offering another class of shares in a separate prospectus on October 20, 1997 and November 7, 1997, respectively. The performance shown in the bar chart and performance table below for the periods before March 22, 2000 for the U.S. Plus Fund and May 9, 2001 for the U.S./Short Fund represents the actual historical performance of that other class of shares. Because the Advisor Class has higher operating expenses, its performance would have been lower than that of the other class of shares over the same time period. The Funds' past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.


       TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31

                         [PERFORMANCE GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
U.S. Plus Fund 1998                                                              34.60
U.S. Plus Fund 1999                                                              24.45
U.S. Plus Fund 2000                                                             -21.83
U.S. Plus Fund 2001                                                             -22.87
U.S./Short Fund 1998                                                            -23.13
U.S./Short Fund 1999                                                            -14.44
U.S./Short Fund 2000                                                              9.72
U.S./Short Fund 2001                                                             11.23

Advisor Class year-to-date total returns as of September 30, 2002 for the U.S. Plus Fund and U.S./Short Fund were -40.80% and 30.90%, respectively.

FUND                           HIGHEST QUARTERLY RETURN      LOWEST QUARTERLY RETURN
----                           ------------------------      -----------------------
U.S. Plus Fund...............  13.18% (4th quarter 2001)     -22.22% (3rd quarter 2001)
U.S./Short Fund..............  15.74% (3rd quarter 2001)     -9.78% (4th quarter 2001)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                              1 YEAR     SINCE INCEPTION    INCEPTION DATE
                                              -------    ---------------    --------------
POTOMAC U.S. PLUS FUND
     Return Before Taxes..................    -22.87%         0.75%            10/20/97
     Return After Taxes on
        Distributions(1)..................    -22.87%         0.69%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(2).....    -13.93%         0.59%
     S&P 500 INDEX(3).....................    -11.89%         6.16%            10/20/97

POTOMAC U.S./SHORT FUND
     Return Before Taxes..................     11.23%        -6.51%            11/07/97
     Return After Taxes on
        Distributions(1)..................     11.23%        -6.88%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(2).....      6.84%        -5.26%
     S&P 500 INDEX(3).....................    -11.89%         6.68%            11/07/97

------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other 1 Year and/or Since Inception return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3) The S&P 500 Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed. The performance of the index does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the U.S. Funds. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price or sales proceeds, whichever is less)...............      None
Wire Redemption Fee.........................................    $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                               ADVISOR CLASS*
                                                      ---------------------------------
                                                      U.S. PLUS FUND    U.S./SHORT FUND
                                                      --------------    ---------------
Management Fees...................................         0.75%             0.90%
Distribution (12b-1) Fees**.......................         1.00%             1.00%
Other Expenses**..................................         1.15%             1.37%
                                                           ----              ----
Total Annual Fund Operating Expenses**............         2.90%             3.27%
                                                           ====              ====

------------------------------
 * Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse each Fund's Other Expenses through August 31, 2003 to the extent that the Advisor Class' Total Annual Operating Expenses exceed 2.75% for the U.S. Plus Fund and 2.95% for the U.S./Short Fund. Rafferty may choose to terminate this waiver or revise the limits on total annual operating expenses at any time. If overall expenses fall below these percentage limitations, then such Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** For the fiscal year ended August 31, 2002, Rafferty reimbursed Other Expenses and Distribution (12b-1) Fees for the U.S. Plus Fund and Other Expenses for the U.S./Short Fund in the amounts of 0.25%, 0.16% and 0.42%, respectively. If the reimbursement was included in the calculation above, the U.S. Plus Fund's Other Expenses, Distribution (12b-1) Fees and Total Annual Operating Expenses would be 0.90%, 0.84% and 2.49%, respectively, and the U.S./Short Fund's Other Expenses and Total Annual Operating Expenses would be 0.95% and 2.85%, respectively.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Advisor Class of the U.S. Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Advisor Class of each Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
U.S. Plus Fund.................................     $293     $  898     $1,528      $3,223
U.S./Short Fund................................     $330     $1,007     $1,707      $3,567

THE POTOMAC U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE
The POTOMAC U.S. GOVERNMENT MONEY MARKET FUND seeks to provide security of principal, current income and liquidity.

CORE INVESTMENTS
The POTOMAC U.S. GOVERNMENT MONEY MARKET FUND seeks to achieve these objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Board of Trustees or by Rafferty to present minimal credit risk. The Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

INVESTMENT TECHNIQUES AND POLICIES
In order to maintain a stable share price, the Fund maintains an average dollar-weighted maturity of 90 days or less. Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer final maturities.

PRINCIPAL RISKS
- The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- Your investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government institution.

- The value of your investment could be eroded over time by the effects of inflation.

- Security selection by Rafferty may cause the Fund to underperform other funds with similar investment objectives.

- If a portfolio security declines in credit quality or goes into default, it also could affect the Fund's yield.

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in the U.S. Government Money Market Fund by showing how the Fund's performance has varied from year to year. The information below also illustrates the risks of investing in the U.S. Government Money Market Fund by showing its highest and lowest quarterly returns. The Fund began offering its Advisor Class shares on February 2, 2000. However, the Fund began offering another class of shares in a separate prospectus on October 20, 1997. The performance shown in the bar chart and performance table below for the period before February 2, 2000 represents the actual historical performance of that other class of shares. Because the Advisor Class has higher operating expenses, its performance would have been lower than that of the other class of shares over the same time period. The Fund's past performance is not necessarily an indication of how it will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------
                                         1998       1999       2000       2001
--------------------------------------------------------------------------------
                                        4.33%      4.03%      4.54%      1.96%

Advisor Class year-to-date total return as of September 30, 2002 was 0.02%.

              FUND                   HIGHEST QUARTERLY RETURN    LOWEST QUARTERLY RETURN
              ----                   ------------------------    -----------------------
U.S. Government Money Market         1.16% (4th quarter 2000)    0.07% (4th quarter 2001)
  Fund...........................

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                1 YEAR    SINCE INCEPTION    INCEPTION DATE
                                                ------    ---------------    --------------
Potomac U.S. Government Money Market Fund...    1.96%          3.74%            10/20/97

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Money Market Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
   offering price)..........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price or sales proceeds, whichever is less)...............      None
Wire Redemption Fee.........................................    $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                 ADVISOR CLASS
                                                               MONEY MARKET FUND*
                                                               ------------------
Management Fees............................................           0.50%
Distribution (12b-1) Fees**................................           1.00%
Other Expenses**...........................................           0.53%
                                                                      ----
Total Annual Operating Expenses**..........................           2.03%
                                                                      ====

------------------------------
 * Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Advisor Class' Total Annual Operating Expenses exceed 2.00%. Rafferty may choose to terminate this waiver or revise the limit on total annual operating expenses at any time. If overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** For the fiscal year ended August 31, 2002, Rafferty reimbursed Other Expenses and Distribution (12b-1) Fees for the U.S. Government Money Market Fund in the amount of 0.04% and 0.15%, respectively. If the reimbursement was included in the calculation above, the U.S. Government Money Market Fund's Other Expenses, Distribution (12b-1) Fees and Total Annual Operating Expenses would be 0.49%, 0.85% and 1.84%, respectively.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Advisor Class of the U.S. Government Money Market Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Advisor Class of the Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                 ------   -------   -------   --------
U.S. Government Money Market Fund..............   $206     $637     $1,093     $2,358

--------------------------------------------------------------------------------
                             ABOUT YOUR INVESTMENT
YOUR ACCOUNT
You may open an account for the Advisor Class shares and conduct other Fund transactions through your Financial Advisor. You will not pay any sales charges but the Funds' Advisor Class shares have ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets as discussed below. You also may be subject to other charges assessed by your Financial Advisor.

RULE 12b-1 FEES
The Funds have adopted a distribution plan under Rule 12b-1 for the Advisor Class shares. The plan allows the Funds to pay distribution and sales fees for the sale of the Funds' shares and for other shareholder services. Because these fees are paid out of the Advisor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the plan, the annual fees may amount to up to 1.00% of the Advisor Class' average daily net assets. The Potomac Funds' Board of Trustees currently has authorized each Fund to pay Rule 12b-1 fees equal, on an annual basis, to 1.00% of the average daily net assets of the Advisor Class. Under an agreement with the Funds, your Financial Advisor may receive these fees from the Funds. In exchange, your Financial Advisor may provide a number of services, such as:

     - placing your orders and issuing confirmations,

     - providing investment advice, research and other advisory services,

     - handling correspondence for individual accounts,

     - acting as the sole shareholder of record for individual shareholders,

     - issuing shareholder statements and reports, and

     - executing daily investment "sweep" functions.

For more specific information on these and other services, you should speak to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.
 HOW TO INVEST IN ADVISOR CLASS SHARES OF THE POTOMAC FUNDS
You may invest in the Advisor Class of the Funds through traditional investment accounts, individual retirement accounts (including Roth IRAs), self-directed or company sponsored retirement plans or other products as available from your Financial Advisor. Applications and descriptions of any service fees for retirement or other accounts are available from your Financial Advisor.

MINIMUM INVESTMENT
The minimum initial and subsequent investments set forth below may be invested in as many of The Potomac Funds as you wish. However, you must invest at least $1,000 in any one of the Funds. For example, if you decide to invest $10,000 in three of the Funds, you may allocate your minimum initial investment as $8,000, $1,000 and $1,000.

                                     MINIMUM INITIAL INVESTMENT   SUBSEQUENT INVESTMENT
                                     --------------------------   ---------------------
Regular Accounts...................           $10,000                    $1,000
Retirement Accounts................           $10,000                    $    0

TO PURCHASE ADVISOR CLASS SHARES

- Contact your Financial Advisor.

- Your Financial Advisor will help you complete the necessary paperwork, mail your Account Application to The Potomac Funds and place your order to purchase Advisor Class shares of the Funds.

- Cash, credit cards, credit card checks and third-party checks will not be accepted by the Funds.

- All purchases must be made in U.S. dollars through a U.S. bank.

- If your check does not clear due to insufficient funds, you will be charged a $25.00 fee.

- The Funds' transfer agent will verify certain information from investors as part of the Funds' anti-money laundering program.

HOW TO EXCHANGE ADVISOR CLASS SHARES OF THE POTOMAC FUNDS
You may exchange Advisor Class shares of your current Fund(s) for Advisor Class shares of any other Fund without any charges. To make an exchange:

- Contact your Financial Advisor.

- Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

- The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

- You must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

HOW TO SELL ADVISOR CLASS SHARES OF THE POTOMAC FUNDS
You may sell all or part of your investment in the Funds at the next determined net asset value after the Funds have received your order from your Financial Advisor.

TO SELL ADVISOR CLASS SHARES

- Contact your Financial Advisor.

- He or she will place your order to sell Advisor Class shares of the Funds.

- Payment can be directed to your advisory account normally within three days after your Financial Advisor places your order.

- For investments that have been made by check, payment on sales requests may be delayed until The Potomac Funds' Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 business days.

PRICES OF ADVISOR CLASS SHARES OF THE POTOMAC FUNDS
A Fund's share price is known as its net asset value (NAV). For all of the Funds except the U.S. Government Money Market Fund, the Advisor Class share prices are calculated fifteen minutes after the close of regular trading, usually at 4:15 p.m. Eastern time, each day the NYSE is open for business. The U.S. Government Money Market Fund's Advisor Class share price is calculated at 1:15 p.m. Eastern time each day the NYSE and Federal Bank of New

York are open. Share price is calculated by dividing a class' net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

     - equity securities, OTC securities, options and futures are valued at their last sales price, or if not available, the average of the last bid and ask prices,

     - options on futures are valued at their closing price,

     - short-term debt securities and money market securities are valued using the "amortized" cost method, and

     - securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees.

ACCOUNT AND TRANSACTION POLICIES
ORDER POLICIES
You may buy and sell Advisor Class shares of the Funds at their NAV computed after your order has been received in good order. PURCHASE AND SELL ORDERS WILL BE PROCESSED THE SAME DAY AT THAT DAY'S NAV IF YOUR REQUEST IS RECEIVED BY 3:55 P.M. EASTERN TIME (or 1:00 p.m. for the U.S. Government Money Market Fund). The Funds will not accept and process any orders for that day received after these times.

There are certain times when you may be unable to sell Advisor Class shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares.

TELEPHONE TRANSACTIONS
For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.

SIGNATURE GUARANTEES
In certain instances when you sell Advisor Class shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. Your signature must be guaranteed under the following circumstances:

     - if your account registration or address has changed in the last 30 days,

     - if the proceeds of your sale are mailed to an address other than the one listed with the Funds,

     - if the proceeds are payable to a third party,

     - if the sale is greater than $100,000,

     - if the wire instructions on the account are being changed, or

     - if there are other unusual situations as determined by the Funds' Transfer Agent.

LOW BALANCE ACCOUNTS
If your total account balance falls below $10,000, then we may sell your Advisor Class shares of the Funds. We will inform you in writing 30 days prior to selling your Advisor Class shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell your Advisor Class shares and send you the proceeds. We will not sell your Advisor Class shares if your account value falls due to market fluctuations.

MONEY MARKET FUND CHECKING POLICIES
You may write checks against your U.S. Government Money Market Fund account if you request and complete a signature card. With these checks, you may sell Advisor Class shares of the Fund simply by writing a check for at least $500. You may not write a check to close your account. If you place a stop payment order on a check, we will charge you $25.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION


MANAGEMENT OF THE POTOMAC FUNDS
Rafferty provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds' assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 500 5th Avenue, Suite 415, New York, New York 10110.

Under an investment advisory agreement between The Potomac Funds and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds' daily net assets. The fees charged and the contractual fees are the same.

                                                              ADVISORY FEES CHARGED
                                                              ---------------------
Plus Funds................................................            0.75%
U.S./Short Fund...........................................            0.90%
U.S. Government Money Market Fund.........................            0.50%

An investment committee of Rafferty employees has the day-to-day responsibility for managing The Potomac Funds.

DISTRIBUTIONS AND TAXES
DISTRIBUTIONS
Each Fund, except the U.S. Government Money Market Fund, distributes dividends from its net investment income annually. The U.S. Government Money Market Fund declares dividends from its net investment income daily and usually distributes them monthly. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains annually. A Fund has capital gains when it sells its portfolio assets for a profit. The tax consequences will vary depending on how long a Fund has held the assets. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

Dividends and capital gain distributions will be reinvested automatically at NAV unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether or not the distributions are received in cash or reinvested. If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Fund reserves the right to reinvest the check in your Potomac Fund account at that Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

TAXES
The following table illustrates the potential tax liabilities for taxable accounts:

                TYPE OF TRANSACTION                                  TAX STATUS*
---------------------------------------------------    ----------------------------------------
Dividend distribution..............................    Ordinary income rate
Distribution of net short-term capital gains.......    Ordinary income rate
Distribution of net long-term capital gains........    Long-term capital gains rate
Sale or exchange of Fund shares owned for more than
  one year.........................................    Long-term capital gains or losses
Sale or exchange of Fund shares owned for one year
  or less..........................................    Gains are taxed at the same rate as
                                                       ordinary income; losses are subject to
                                                         special rules

------------------------------
* Tax consequences for tax-deferred retirement accounts or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

If you are a non-retirement account holder, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 30% of all dividends and, for Funds other than the U.S. Government Money Market Fund, other distributions and sale proceeds payable to you. If you are otherwise subject to backup withholding, we also are required to withhold and pay to the IRS 30% of your dividends and, for Funds other than the U.S. Government Money Market Fund, other distributions. Any tax withheld may be applied against your tax liability when you file your tax return. You may be subject to a $50 fee for any penalties imposed on the Funds by the IRS.

MASTER/FEEDER STRUCTURE OPTION
The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees' decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Advisor Class shares of the OTC Plus Fund outstanding for the periods indicated. The table also shows financial information for the Investor Class of shares of the Fund for periods prior to the inception date of the Advisor Class of shares of the Fund. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                           OTC PLUS FUND
                                               ----------------------------------------------------------------------
                                                            ADVISOR CLASS                       INVESTOR CLASS
                                               ---------------------------------------    ---------------------------
                                                                         February 24,                    October 20,
                                               Year Ended   Year Ended      2000(1)       Year Ended       1997(1)
                                               August 31,   August 31,   to August 31,    August 31,    to August 31,
                                                  2002         2001          2000            1999           1998
                                               ----------   ----------   -------------    -----------   -------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.........   $  11.49     $  44.07     $    47.64      $     10.41    $    10.00
                                                --------     --------     ----------      -----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4)..............      (0.22)       (0.41)         (0.36)           (0.23)        (0.11)
Net realized and unrealized gain (loss) on
  investments(6).............................      (5.00)      (32.17)         (3.21)           14.48          0.52
                                                --------     --------     ----------      -----------    ----------
    Total from investment operations.........      (5.22)      (32.58)         (3.57)           14.25          0.41
                                                --------     --------     ----------      -----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income.........         --           --             --               --            --
Distributions from realized gains............         --           --             --            (0.06)           --
                                                --------     --------     ----------      -----------    ----------
    Total distributions......................         --           --             --            (0.06)           --
                                                --------     --------     ----------      -----------    ----------
NET ASSET VALUE, END OF PERIOD...............   $   6.27     $  11.49     $    44.07      $     24.60    $    10.41
                                                ========     ========     ==========      ===========    ==========
TOTAL RETURN(8)..............................     (45.43)%     (73.93)%        (7.49)%(2)      137.18%         4.10%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period....................   $267,340     $159,253     $1,486,399      $76,682,387    $7,680,546
Ratio of net expenses to average net assets:
  Before expense reimbursement...............       2.45%        2.28%          2.30%(3,7)        1.50%        3.21%(3)
  After expense reimbursement................       2.27%        2.13%          2.13%(3,7)        1.50%        1.50%(3)
Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement...............      (2.34)%      (2.09)%        (2.01)%(3,7)       (1.16)%       (2.84)%(3)
  After expense reimbursement................      (2.16)%      (1.94)%        (1.84)%(3,7)       (1.16)%       (1.13)%(3)
Portfolio turnover rate(5)...................        450%         392%           378%           1,000%        2,325%

(1) Commencement of operations.

(2) Not annualized.

(3) Annualized.

(4) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                           OTC PLUS FUND (CONTINUED)

(5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

(7) Ratio includes Advisor expense recovery of 0.08%.

(8) All returns reflect reinvested dividends but do not reflect the impact of taxes.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Advisor Class shares of Dow 30(SM) Plus Fund outstanding for the periods indicated. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                                DOW 30(SM) PLUS FUND
                                                                -----------------------------------------------------
                                                                                    ADVISOR CLASS
                                                                -----------------------------------------------------
                                                                                                      June 1, 2000(1)
                                                                  Year Ended         Year Ended        to August 31,
                                                                August 31, 2002    August 31, 2001         2000
                                                                ---------------    ---------------    ---------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD........................       $   7.69           $   9.32            $  8.72
                                                                   --------           --------            -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4).............................          (0.05)             (0.05)             (0.01)
Net realized and unrealized gain (loss) on investments(6)...          (1.34)             (1.58)              0.61
                                                                   --------           --------            -------
    Total from investment operations........................          (1.39)             (1.63)              0.60
                                                                   --------           --------            -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................             --                 --                 --
Distributions from realized gains...........................             --                 --                 --
                                                                   --------           --------            -------
    Total distributions.....................................             --                 --                 --
                                                                   --------           --------            -------
NET ASSET VALUE, END OF PERIOD..............................       $   6.30           $   7.69            $  9.32
                                                                   ========           ========            =======
TOTAL RETURN(7).............................................         (18.08)%           (17.49)%             6.88%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period...................................       $131,928           $101,149            $86,355
Ratio of net expenses to average net assets:
  Before expense reimbursement..............................           2.55%(8)           2.55%              2.52%(3)
  After expense reimbursement...............................           2.55%(8)           2.50%              2.50%(3)
Ratio of net investment income (loss) to average net assets:
  Before expense reimbursement..............................           0.70%(8)          (0.65)%            (0.36)%(3)
  After expense reimbursement...............................           0.70%(8)          (0.60)%            (0.34)%(3)
Portfolio turnover rate(5)..................................            983%             1,415%             1,606%

(1) Commencement of operations.

(2) Not annualized.

(3) Annualized.

(4) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                        DOW 30(SM) PLUS FUND (CONTINUED)

(5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

(7) All returns reflect reinvested dividends but do not reflect the impact of taxes.

(8) Ratio includes Advisor expense recovery of 0.05%.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Advisor Class shares of the Small Cap Plus Fund outstanding for the periods indicated. The table also shows financial information for the Investor Class of shares of the Fund for periods prior to the inception date of the Advisor Class of shares of the Fund. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years were audited by a different firm. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                             SMALL CAP PLUS FUND
                                              ---------------------------------------------------------------------------------
                                                                    ADVISOR CLASS                             INVESTOR CLASS
                                              ---------------------------------------------------------    --------------------
                                                                                    February 9, 2000(1)    February 22, 1999(1)
                                                Year Ended         Year Ended               to                      to
                                              August 31, 2002    August 31, 2001      August 31, 2000        August 31, 1999
                                              ---------------    ---------------    -------------------    --------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD........     $  10.49            $ 12.56             $    14.26             $    10.00
                                                 --------            -------             ----------             ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4).............        (0.10)(11)          0.14                   0.02                   0.18
Net realized and unrealized gain (loss) on
  investments(6)............................        (2.15)             (2.21)                 (1.72)                  0.92
                                                 --------            -------             ----------             ----------
    Total from investment operations........        (2.25)             (2.07)                 (1.70)                  1.10
                                                 --------            -------             ----------             ----------
LESS DISTRIBUTIONS:
Dividends from net investment income........        (0.06)                --                     --                     --
Distributions from realized gains...........           --                 --                     --                     --
                                                 --------            -------             ----------             ----------
    Total distributions.....................        (0.06)                --                     --                     --
                                                 --------            -------             ----------             ----------
NET ASSET VALUE, END OF PERIOD..............     $   8.18            $ 10.49             $    12.56             $    11.10
                                                 ========            =======             ==========             ==========
TOTAL RETURN(8).............................       (21.70)%           (16.48)%               (11.92)%(2)             11.00%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period...................     $445,126            $70,754             $2,801,317             $7,033,622
Ratio of net expenses to average net assets:
  Before expense reimbursement..............         2.59%              2.49%                  2.36%(3,7)             1.50%(3)
  After expense reimbursement...............         2.53%(9)           2.27%                  2.35%(3,7)             1.50%(3)
Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement..............        (1.01)%             1.07%                  0.24%(3,7)             3.03%(3)
  After expense reimbursement...............        (0.95)%(10)         1.29%                  0.25%(3,7)             3.03%(3)
Portfolio turnover rate(5)..................          647%               939%                 3,390%                     0%

( 1) Commencement of operations.

( 2) Not annualized.

( 3) Annualized.

( 4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                        SMALL CAP PLUS FUND (CONTINUED)

( 5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, SWAPs, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

( 6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

( 7) Ratio includes Advisor expense recovery.

( 8) All returns reflect reinvested dividends but do not reflect the impact of taxes.

( 9) The operating expense ratio excluded interest expense related to SWAP contracts. The ratio including interest expense for the year ended August 31, 2002 was 2.62%.

(10) The net investment income (loss) ratio included interest expense related to SWAP contracts. The ratio excluding interest expense for the year ended August 31, 2002 was (0.86%).

(11) Net investment income (loss) before interest expense on SWAP contracts for the year ended August 31, 2002 was ($0.09).

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Advisor Class shares of the U.S. Plus Fund outstanding for the periods indicated. The table also shows financial information for the Investor Class of shares of the Fund for periods prior to the inception date of the Advisor Class of shares of the Fund. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                         U.S. PLUS FUND
                                -------------------------------------------------------------------------------------------------
                                                     ADVISOR CLASS                                     INVESTOR CLASS
                                -------------------------------------------------------    --------------------------------------
                                                                      March 22, 2000(1)                       October 20, 1997(1)
                                  Year Ended         Year Ended         to August 31,        Year Ended          to August 31,
                                August 31, 2002    August 31, 2001          2000           August 31, 1999           1998
                                ---------------    ---------------    -----------------    ---------------    -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................     $  10.33          $    16.95            $ 16.97           $      9.76            $  10.00
                                   --------          ----------            -------           -----------            --------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)(4)...................        (0.11)(11)          (0.16)             (0.11)                 0.31                0.36
Net realized and unrealized
  gain (loss) on
  investments(6)..............        (2.96)              (6.46)              0.09                  4.59               (0.58)
                                   --------          ----------            -------           -----------            --------
    Total from investment
      operations..............        (3.07)              (6.62)             (0.02)                 4.90               (0.22)
                                   --------          ----------            -------           -----------            --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income......................           --                  --                 --                    --               (0.02)
Distributions from realized
  gains.......................           --                  --                 --                 (0.10)                 --
                                   --------          ----------            -------           -----------            --------
    Total distributions.......           --                  --                 --                 (0.10)              (0.02)
                                   --------          ----------            -------           -----------            --------
NET ASSET VALUE, END OF
  PERIOD......................     $   7.26          $    10.33            $ 16.95           $     14.56            $   9.76
                                   ========          ==========            =======           ===========            ========
TOTAL RETURN(8)...............       (29.72)%            (39.06)%            (0.12)%(2)            50.38%              (2.23)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period.....     $963,048          $1,527,985            $70,718           $16,472,869            $466,997
Ratio of net expenses to
  average net assets:
  Before expense
    reimbursement.............         2.90%               2.51%              2.50%(3,7)            1.52%               2.52%(3)
  After expense
    reimbursement.............         2.49%(9)            2.50%              2.50%(3,7)            1.50%               1.50%(3)
Ratio of net investment income
  (loss) to average net
  assets:
  Before expense
    reimbursement.............        (1.43)%             (1.34)%            (1.64)%(3,7)           2.32%               2.68%(3)
  After expense
    reimbursement.............        (1.02)%(10)         (1.33)%            (1.64)%(3,7)           2.34%               3.70%(3)
Portfolio turnover rate(5)....        1,385%              1,634%             2,010%                    0%                  0%

( 1) Commencement of operations.

( 2) Not annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                           U.S. PLUS FUND (CONTINUED)

( 3) Annualized.

( 4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

( 5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, SWAPs, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

( 6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

( 7) Ratio includes Advisor expense recovery of 0.05%.

( 8) All returns reflect reinvested dividends but do not reflect the impact of the taxes.

( 9) The operating expense ratio excluded interest expense related to SWAP contracts. The ratio including interest expense for the year ended August 31, 2002 was 2.59%.

(10) The net investment income (loss) ratio included interest expense related to SWAP contracts. The ratio excluding interest expense for the year ended August 31, 2002 was (0.92)%.

(11) Net investment income (loss) before interest expense on SWAP contracts for the year ended August 31, 2002 was ($0.10).

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Advisor Class shares of the U.S./Short Fund outstanding for the periods indicated. The table also shows financial information for the Investor Class of shares of the Fund for periods prior to the inception date of the Advisor Class of shares of the Fund. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                          U.S./SHORT FUND
                                   ----------------------------------------------------------------------------------------------
                                              ADVISOR CLASS                                   INVESTOR CLASS
                                   ------------------------------------   -------------------------------------------------------
                                     Year Ended        May 9, 2001(1)       Year Ended        Year Ended      November 7, 1997(1)
                                   August 31, 2002   to August 31, 2001   August 31, 2000   August 31, 1999   to August 31, 1998
                                   ---------------   ------------------   ---------------   ---------------   -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................      $37.34              $33.76           $    34.39        $    47.30          $    50.00
                                       ------              ------           ----------        ----------          ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)(4)......................       (0.86)(10)          (0.01)(10)            0.70(13)          1.05                1.15
Net realized and unrealized gain
  (loss) on investments(6).......        5.97                3.59                (5.76)           (13.91)              (3.85)
                                       ------              ------           ----------        ----------          ----------
    Total from investment
      operations.................        5.11                3.58                (5.06)           (12.86)              (2.70)
                                       ------              ------           ----------        ----------          ----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.........................          --                  --                   --                --                  --
Distributions from realized
  gains..........................          --                  --                   --             (0.05)                 --
                                       ------              ------           ----------        ----------          ----------
    Total distributions..........          --                  --                   --             (0.05)                 --
                                       ------              ------           ----------        ----------          ----------
NET ASSET VALUE, END OF PERIOD...      $42.45              $37.34           $    29.33        $    34.39          $    47.30
                                       ======              ======           ==========        ==========          ==========
TOTAL RETURN(7)..................       13.69%              10.60%(2)           (14.71)%          (26.77)%             (5.40)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period........      $  313              $  463           $1,964,139        $4,392,851          $7,768,652
Ratio of net expenses to average
  net assets:
  Before expense reimbursement...        3.27%               4.41%(3)             2.28%             1.90%               5.29%(3)
  After expense reimbursement....        2.85%(8)            2.65%(3,8)           1.62%(11)         1.64%               1.57%(3)
Ratio of net investment income
  (loss) to average net assets:
  Before expense reimbursement...       (2.70)%             (1.90)%(3)            1.46%             2.23%              (0.46)%(3)
  After expense reimbursement....       (2.28)%(9)          (0.14)%(3,9)          2.12%(12)         2.49%               3.26%(3)
Portfolio turnover rate(5).......       2,471%                867%                 781%                0%                  0%

 (1) Commencement of operations.
 (2) Not annualized.
 (3) Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                          U.S./SHORT FUND (CONTINUED)

 (4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
 (5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
 (7) All returns reflect reinvested dividends but do not reflect the impact of taxes.
 (8) The operating expense ratio excluded dividends on short positions. The ratio including dividends on short positions for the year ended August 31, 2002 and the period ended August 31, 2001 was 3.67% and 3.16% , respectively.
 (9) The net investment income (loss) ratio included dividends on short positions. The ratio excluding dividends on short positions for year ended August 31, 2002 and the period ended August 31, 2001 was (1.46%) and 0.37%, respectively.
(10) Net investment income (loss) before dividends on short positions for the year ended August 31, 2002 and the period ended August 31, 2001 was ($0.55) and $0.04, respectively.
(11) The operating expense ratio excluded dividends on short positions. The ratio including dividends on short positions for the year ended August 31, 2000 was 2.05%.
(12) The net investment income (loss) ratio included dividends on short positions. The ratio excluding dividends on short positions for the year ended August 31, 2000 was 2.55%.
(13) Net investment income (loss) before dividends on short positions for the year ended August 31, 2000 was 0.84%.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Advisor Class shares of the U.S. Government Money Market Fund outstanding for the periods indicated. The table also shows financial information for the Investor Class of shares of the Fund for periods prior to the inception date of the Advisor Class of shares of the Fund. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                              U.S. GOVERNMENT MONEY MARKET FUND
                             ----------------------------------------------------------------------------------------------------
                                                   ADVISOR CLASS                                       INVESTOR CLASS
                             ----------------------------------------------------------    --------------------------------------
                               Year Ended         Year Ended       February 2, 2000(1)       Year Ended       October 20, 1997(1)
                             August 31, 2002    August 31, 2001     to August 31, 2000     August 31, 1999    to August 31, 1998
                             ---------------    ---------------    --------------------    ---------------    -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING
  OF PERIOD................    $     1.00         $      1.00            $   1.00            $      1.00          $     1.00
                               ----------         -----------            --------            -----------          ----------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income
  (loss)(4)................            --                0.03                0.03                   0.04                0.04
Net realized and unrealized
  gain (loss) on
  investments..............            --                  --                  --                     --                  --
                               ----------         -----------            --------            -----------          ----------
    Total from investment
      operations...........            --                0.03                0.03                   0.04                0.04
                               ----------         -----------            --------            -----------          ----------
LESS DISTRIBUTIONS:
Dividends from net
  investment income........            --               (0.03)              (0.03)                 (0.04)              (0.04)
Distributions from realized
  gains....................            --                  --                  --                     --                  --
                               ----------         -----------            --------            -----------          ----------
    Total distributions....            --               (0.03)              (0.03)                 (0.04)              (0.04)
                               ----------         -----------            --------            -----------          ----------
NET ASSET VALUE, END OF
  PERIOD...................    $     1.00         $      1.00            $   1.00            $      1.00          $     1.00
                               ==========         ===========            ========            ===========          ==========
TOTAL RETURN(5)............          0.18%               3.38%               2.54%(2)               3.89%               3.89%(2)
SUPPLEMENTAL DATA AND
  RATIOS:
Net assets, end of
  period...................    $6,893,908         $19,310,561            $678,918            $50,222,733          $9,370,384
Ratio of net expenses to
  average net assets:
  Before expense
    reimbursement..........          2.03%               2.04%               2.03%(3)               1.20%               3.70%(3)
  After expense
    reimbursement..........          1.84%               2.00%               2.00%(3)               0.99%               1.00%(3)
Ratio of net investment
  income (loss) to average
  net assets:
  Before expense
    reimbursement..........          0.02%               3.29%               4.32%(3)               3.68%               1.66%(3)
  After expense
    reimbursement..........          0.21%               3.33%               4.35%(3)               3.89%               4.36%(3)

(1) Commencement of operations.
(2) Not annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                 U.S. GOVERNMENT MONEY MARKET FUND (CONTINUED)

(3) Annualized.
(4) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
(5) All returns reflect reinvested dividends but do not reflect the impact of taxes.

                              MORE INFORMATION ON
                               THE POTOMAC FUNDS

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The Funds' SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS:
The Funds' reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period.

TO OBTAIN THE SAI OR FUND REPORTS FREE OF CHARGE:

Write to:    The Potomac Funds
             P.O. Box 1993
             Milwaukee, Wisconsin 53201-1993

Call:        (800) 851-0511

By Internet: www.potomacfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC's Internet web site at http:\\www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530

SEC File Number: 811-8243

                                   PROSPECTUS

                                January 2, 2003

                            [THE POTOMAC FUNDS LOGO]

                                 ADVISOR CLASS

                             100 South Royal Street
                           Alexandria, Virginia 22314

                           500 5th Avenue, Suite 415
                            New York, New York 10110

                                 (800) 851-0511

                                   PROSPECTUS

                          [THE POTOMAC FUNDS NEW LOGO]



                                  BROKER CLASS
                             100 South Royal Street
                           Alexandria, Virginia 22314



                          500 5(th) Avenue, Suite 415
                               New York, NY 10110



                                 (800) 851-0511



                                   PLUS FUNDS
                           The Potomac OTC Plus Fund
                        The Potomac Dow 30(SM) Plus Fund
                        The Potomac Small Cap Plus Fund
                           The Potomac U.S. Plus Fund



                               MONEY MARKET FUND
                          The Potomac U.S. Government
                               Money Market Fund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                January 2, 2003

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
OVERVIEW OF THE POTOMAC FUNDS...............................           1
Broker Class Shares.........................................           1
Potomac Funds Objectives....................................           1
Investment Techniques and Policies..........................           2
Principal Risk Factors......................................           3

THE POTOMAC FUNDS...........................................           5
The Potomac OTC Plus Fund...................................           5
The Potomac Dow 30(SM) Plus Fund............................          10
The Potomac Small Cap Plus Fund.............................          14
The Potomac U.S. Plus Fund..................................          19
The Potomac U.S. Government Money Market Fund...............          23

ABOUT YOUR INVESTMENT.......................................          27
Your Account................................................          27
How to Invest in Broker Class Shares of the Potomac Funds...          29
How to Exchange Broker Class Shares of the Potomac Funds....          30
How to Sell Broker Class Shares of the Potomac Funds........          30
Prices of Broker Class Shares of the Potomac Funds..........          30
Account and Transaction Policies............................          31

ADDITIONAL INFORMATION......................................          32
Management of the Potomac Funds.............................          32
Distributions and Taxes.....................................          33
Master/Feeder Structure Option..............................          35

FINANCIAL HIGHLIGHTS........................................          36

MORE INFORMATION ON THE POTOMAC FUNDS.......................  Back Cover

--------------------------------------------------------------------------------

                OVERVIEW OF THE POTOMAC FUNDS
BROKER CLASS SHARES

This Prospectus offers the Broker Class shares of The Potomac Plus Funds and Money Market Fund. Broker Class shares are made available exclusively through a participating broker or dealer (Broker).

POTOMAC FUNDS OBJECTIVES

Each Potomac "plus" fund (except for The Potomac U.S. Plus Fund) seeks to provide a daily return that is equal to 125% of the daily return of its target index. The Potomac U.S. Plus Fund seeks to provide a daily return that is equal to 150% of the daily return of its target index.

               FUND                                    INVESTMENT TARGET
               ----                                    -----------------
Potomac OTC Plus Fund                125% of the performance of the Nasdaq 100 Stock
                                       Index(TM)
Potomac Dow 30(SM) Plus Fund         125% of the performance of the Dow Jones Industrial
                                       Average(SM)
Potomac Small Cap Plus Fund          125% of the performance of the Russell 2000 Index(R)
Potomac U.S. Plus Fund               150% of the performance of the Standard & Poor's 500
                                       Composite Stock Price Index(TM)

As an example, the Potomac OTC Plus Fund is targeted to the Nasdaq 100 Index. If, on a given day, the Nasdaq 100 Index gains 2%, the OTC Plus Fund is designed to gain approximately 2.5% (which is equal to 125% of 2%). Conversely, if the Nasdaq 100 Index loses 1%, the OTC Plus Fund is designed to lose 1.25%.

To achieve these results, The Potomac Funds listed above use aggressive investment techniques such as engaging in futures and options transactions. As a result, these Potomac Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. There is no assurance that The Potomac Funds will achieve their objectives.

The Potomac Funds also offer the Potomac U.S. Government Money Market Fund, which seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities.

INVESTMENT TECHNIQUES AND POLICIES

Rafferty Asset Management, LLC (Rafferty), the investment advisor to each Potomac Fund, uses a number of investment techniques in an effort to achieve the stated goal for each Fund. Rafferty attempts to magnify the daily returns of each Plus Fund's target index. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and techniques it employs. As a consequence, if a Fund is performing as designed, the return of the target index will dictate the return for that Fund.

Each Plus Fund invests significantly in futures contracts on stock indexes, options on futures contracts and financial instruments such as options on securities and stock indexes options. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Plus Fund.

Each Potomac Fund (other than the U.S. Government Money Market Fund) is designed to provide daily investment returns that are a multiple of the returns of its target index. While Rafferty attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of a Fund and the performance of its target index), certain factors will tend to cause a Fund's investment results to vary from the stated objective. During periods of market volatility, a Fund may have difficulty in achieving its targeted return on a daily basis due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Fund. A Fund that meets its daily targets over a period of time will not necessarily produce the returns that might be expected in light of returns of its target index for that period. The difference results from the compounding effect of fluctuations in the market and the use of leverage for the Plus Funds to achieve a Fund's investment objective.

It is the policy of each Potomac Fund to pursue its investment objective regardless of market conditions and not to take defensive positions. A Fund will not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index. However, because it may be difficult for a Fund to achieve its stated investment objective any time its assets fall below $2 million, Rafferty may invest the assets of any such Fund in short-term U.S. Government securities until the level of net assets is sufficient to permit investment in the desired investments. As a result, such Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (888) 976-8662.

PRINCIPAL RISK FACTORS

An investment in any of the Potomac Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve its objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.

RISKS OF INVESTING IN EQUITY SECURITIES AND DERIVATIVES
The Funds may invest in publicly issued equity securities, including common stocks, as well as instruments that attempt to track the price movement of stock indices. Investments in common stocks and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Funds invest will cause the net asset value of the Funds to fluctuate.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES
The Funds use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swaps, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, a Fund's short-term performance will reflect such deviation from its target index.

SWAP AGREEMENT RISKS
Each Fund may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement. In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

LEVERAGE RISK
Each Plus Fund employs leveraged investment techniques. Use of leverage can magnify the effects of changes in the value of these Plus Funds and makes them more volatile. The leveraged investment techniques that these Funds employ should cause investors in these Funds to lose more money in adverse environments.

RISK OF POOR TRACKING
Several factors may affect a Fund's ability to achieve its targeted return on a daily basis. During periods of market volatility, a Fund may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or temporary lack of liquidity in the markets for the derivative securities held by a Fund. A failure to achieve its targeted return on a daily basis may cause a Fund to provide returns over a longer period of time that are worse than expected.

RISK OF TRADING HALTS
In certain circumstances, an exchange may halt trading in securities held by a Fund. If such trading halts are instituted at the close of a trading day, a Fund will not be able to execute purchase or sales transactions in the specific options or futures contracts affected. In such an event, a Fund also may be unable to accurately price its outstanding contracts. If a Fund is affected by such a halt, it may reject investors' orders for purchases or exchanges received earlier during the business day.

RISK OF EARLY CLOSING
The normal close of trading of securities listed on the Nasdaq Stock Market and the New York Stock Exchange (NYSE) is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in the trading day, a Fund might incur substantial trading losses.

HIGH PORTFOLIO TURNOVER
Rafferty expects a significant portion of The Potomac Funds' assets to come from professional money managers and investors who use the Funds as part of "asset allocation" and "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds' portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds' performance. In addition, large movements of assets into and out of the Funds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.

RISK OF NON-DIVERSIFICATION
The Funds (except the U.S. Government Money Market Fund) are non-diversified, which means that they may invest a high percentage of their assets in a limited number of securities. Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

--------------------------------------------------------------------------------
                               THE POTOMAC FUNDS

THE POTOMAC OTC PLUS FUND

OBJECTIVE
The POTOMAC OTC PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index(TM) (Nasdaq 100 Index). If it is successful in meeting its objective, the net asset value of OTC Plus Fund shares should increase approximately one and a quarter as much as the Nasdaq 100 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the OTC Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Nasdaq 100 Index decline on a given day.

The Potomac OTC Plus Fund's investment objective is a fundamental policy and may only be changed with shareholder approval.

CORE INVESTMENTS
In attempting to achieve its objective, The POTOMAC OTC PLUS FUND primarily invests directly in the securities of the companies that comprise the Nasdaq 100 Index. In addition, the OTC Plus Fund enters into long positions in stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Fund holds U.S.

Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Potomac OTC Plus Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index, which includes investments in over-the-counter securities, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX
The NASDAQ 100 INDEX(TM) is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the National Market tier of The Nasdaq Stock Market. All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The Nasdaq 100 Index was created in 1985. The Nasdaq Stock Market is not a sponsor of, or in any way affiliated with, The Potomac Funds.

PRINCIPAL RISKS
In addition to the principal risks discussed in the "Overview" section, the OTC Plus Fund also is subject to the risks of investing in Internet companies. The OTC Plus Fund may invest a substantial portion of its assets in Internet companies listed on the Nasdaq 100 Index. The market prices of Internet-related stocks tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of investments. These stocks may fall in- and out-of-favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Internet stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect Internet companies. Those Internet companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those Internet companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Nasdaq 100 Index.

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in the OTC Plus Fund by showing how the Fund's performance has varied from year to year and by comparing the Fund's average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the OTC Plus Fund by showing its highest and lowest quarterly returns. The Fund began offering its Broker Class shares on August 22, 2000. However, the Fund began offering another class of shares in a separate prospectus on October 20, 1997. The performance shown in the bar chart and performance table below for the period before August 22, 2000 represents the actual historical performance of that other class of shares. Because the Broker Class has higher operating expenses, its performance would have been lower than that of the other class of shares over the same time period. The bar chart does not reflect the sales charges of the Fund's Broker Class. If it did, the total returns shown would be lower. The performance table does reflect the sales charges of the Fund's Broker Class. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31 [PERFORMANCE GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1998                                                                            104.22
1999                                                                            129.22
2000                                                                            -47.87
2001                                                                            -43.24

                                 OTC Plus Fund

Broker Class year-to-date total return as of September 30, 2002 was -56.50%.

                                                 HIGHEST QUARTERLY      LOWEST QUARTERLY
                    FUND                               RETURN                RETURN
                    ----                         -----------------      ----------------
OTC Plus Fund................................          43.69%               -44.05%
                                                 (4th quarter 2001)    (3rd quarter 2001)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                1 YEAR    SINCE INCEPTION    INCEPTION DATE
                                                ------    ---------------    --------------
POTOMAC OTC PLUS FUND(1)
  Return Before Taxes.......................    -46.08%         4.79%          10/20/97
  Return After Taxes on Distributions(2)....    -46.08%         4.76%
  Return After Taxes on Distributions and
     Sale of Fund Shares(2,3)...............    -28.06%         3.89%
NASDAQ 100 INDEX(4).........................    -32.65%         9.54%          10/20/97

------------------------------
(1) The OTC Plus Fund's returns in this table are after deduction of sales charges and expenses.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

(3) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other 1 Year and/or Since Inception return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(4) The Nasdaq 100 Index is a market capitalization-weighted index that includes 100 of the largest non-financial companies, domestic and foreign with a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The performance of the index does not reflect deductions for sales charges, fees, expenses or taxes.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold Broker Class shares of the OTC Plus Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price)....................................................      5.00%*
Wire Redemption Fee.........................................    $15.00

------------------------------
* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Broker Class shares will convert to Investor Class shares approximately eight years after purchase.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                 BROKER CLASS
                                                                OTC PLUS FUND*
                                                                --------------
Management Fees.............................................         0.75%
Distribution (12b-1) Fees**.................................         1.00%
Other Expenses..............................................         0.70%
                                                                     ----
Total Annual Operating Expenses**...........................         2.45%
                                                                     ====

------------------------------
 * Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Broker Class' Total Annual Operating Expenses exceed 2.50%. Rafferty may choose to terminate this waiver or revise the limit on total annual operating expenses at any time. If overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** For the fiscal year ended August 31, 2002, Rafferty reimbursed Distribution
   (12b-1) Fees for the OTC Plus Fund in the amount of 0.21%. If the reimbursement was included in the calculation above, the OTC Plus Fund's Distribution (12b-1) Fees and Total Annual Operating Expenses would be 0.79% and 2.24%, respectively.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Broker Class of the OTC Plus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Broker Class of the Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
OTC Plus Fund
  Assuming redemption at end of period.........     $748     $1,064     $1,506      $2,786
  Assuming no redemption.......................     $248     $  764     $1,306      $2,786

THE POTOMAC DOW 30(SM) PLUS FUND
OBJECTIVE
The POTOMAC DOW 30(SM) PLUS FUND seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial Average(SM) (Dow). If it is successful in meeting its objective, the net asset value of Dow 30(SM) Plus Fund shares should increase approximately one and a quarter as much as the Dow when the aggregate prices of the securities that comprise the Dow rise on a given day. Conversely, the net asset value of shares of the Dow 30(SM) Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Dow decline on a given day.

The Potomac Dow 30(SM) Plus Fund's investment objective is not a fundamental policy and may be changed by The Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS
In attempting to achieve its objective, The POTOMAC DOW 30(SM) PLUS FUND primarily invests directly in the securities of the companies that comprise the Dow. In addition, the Dow 30(SM) Plus Fund enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements, and options on securities and on stock indices to produce economically leveraged investment results. The Fund also may invest in DIAMONDS, which are publicly-traded index securities based on the Dow. This allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the Dow. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Dow 30(SM) Plus Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the Dow, which includes investments in securities of companies that comprise the Dow, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, DIAMONDS, U.S. Government securities and repurchase agreements.

TARGET INDEX
The DOW JONES INDUSTRIAL AVERAGE(SM) consists of 30 of the most widely held and actively traded stocks listed on the U.S. stock markets. The stocks in the Dow represent companies that typically are dominant firms in their respective industries. Dow Jones, Dow Jones Industrial Average(SM), DJIA(SM), and Dow 30(SM) are service marks of Dow Jones & Company,

Inc. Dow Jones has no relationship to The Potomac Funds, other than the licensing of those service marks for use in connection with the Funds' materials. Dow Jones does not sponsor, endorse, sell or promote any of The Potomac Funds.

PRINCIPAL RISKS
The principal risks associated with investing the Dow 30(SM) Plus Fund are discussed in the "Overview" section above under the heading titled "Principal Risk Factors."

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in the Dow 30(SM) Plus Fund by showing how the Fund's performance has varied from year to year and by comparing the Fund's average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the Dow 30(SM) Plus Fund by showing its highest and lowest quarterly returns. The Fund began offering its Broker Class shares on August 17, 2000. However, the Fund began offering another class of shares in a separate prospectus on December 2, 1999. The performance shown in the bar chart and performance table below for the period before August 17, 2000 represents the actual historical performance of that other class of shares. Because the Broker Class has higher operating expenses, its performance would have been lower than that of the other class of shares over the same time period. The bar chart does not reflect the sales charges of the Fund's Broker Class. If it did, the total returns shown would be lower. The performance table does reflect the sales charges of the Fund's Broker Class. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31 [PERFORMANCE GRAPH]

                                                                TOTAL RETURN
                                                                ------------
2000                                                               -16.57
2001                                                               -11.86

                              Dow 30(SM) Plus Fund

Broker Class year-to-date total return as September 30, 2002 was -30.42%.

              FUND                  HIGHEST QUARTERLY RETURN     LOWEST QUARTERLY RETURN
              ----                  ------------------------    -------------------------
Dow 30(SM) Plus Fund............    15.97% (4th quarter 2001)   -19.85% (3rd quarter 2001)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                              1 YEAR     SINCE INCEPTION    INCEPTION DATE
                                              -------    ---------------    --------------
POTOMAC DOW 30(SM) PLUS FUND(1)
  Return Before Taxes.....................    -16.26%        -13.20%          12/02/99
  Return After Taxes on
     Distributions(2).....................    -16.33%        -13.24%
  Return After Taxes on Distributions and
     Sale of Fund Shares(2,3).............     -9.90%        -10.41%
DOW JONES INDUSTRIAL AVERAGE(4)...........     -5.43%         -3.03%          12/02/99

------------------------------
(1) The Dow 30(SM) Plus Fund's returns in the table are after deduction of sales charges and expenses.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other 1 Year and/or Since Inception return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(4) The Dow Jones Industrial Average is a price-weighted average based on the price movement of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted over the years of stock splits, stock dividends, and substitution of stock). The performance of the index does not reflect deductions for sales charges, fees, expenses or taxes.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold Broker Class shares of the Dow 30(SM) Plus Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price)....................................................      5.00%*
Wire Redemption Fee.........................................    $15.00

-------------------------
* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Broker Class shares will convert to Investor Class shares approximately eight years after purchase.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                   BROKER CLASS
                                                               DOW 30(SM) PLUS FUND*
                                                               ---------------------
Management Fees............................................             0.75%
Distribution (12b-1) Fees**................................             1.00%
Other Expense..............................................             0.74%
                                                                        ----
Total Annual Operating Expense**...........................             2.49%
                                                                        ====

------------------------------
 * Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Broker Class' Total Annual Operating Expenses exceed 2.50%. Rafferty may choose to terminate this waiver or revise the limit on total annual operating expenses at any time. If overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** For the fiscal year ended August 31, 2002, Rafferty reimbursed Distribution
   (12b-1) Fees for the Dow 30(SM) Plus Fund in the amount of 0.01%. If the reimbursement was included in the calculation above, the Dow 30(SM) Plus Fund's Distribution (12b-1) Fees and Total Annual Operating Expenses would be 0.99% and 2.48%, respectively.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Broker Class of the Dow 30(SM) Plus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Broker Class of the Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
Dow 30(SM) Plus Fund
  Assuming redemption at end of period.........     $752     $1,076     $1,526      $2,826
  Assuming no redemption.......................     $252     $  776     $1,326      $2,826

THE POTOMAC SMALL CAP PLUS FUND

OBJECTIVE
The POTOMAC SMALL CAP PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Russell 2000(R) Index (Russell 2000 Index). If it is successful in meeting its objective, the net asset value of Small Cap Plus Fund shares should increase approximately one and a quarter as much as the Russell 2000 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Small Cap Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Russell 2000 Index decline on a given day.

The Potomac Small Cap Plus Fund's investment objective is not a fundamental policy and may be changed by The Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS
In attempting to achieve its objective, The POTOMAC SMALL CAP PLUS FUND primarily invests directly in the securities of the companies that comprise the Russell 2000 Index. In addition, the Small Cap Plus Fund enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Small Cap Plus Fund, under normal circumstances, seeks to achieve its investment objective by investing at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of an index that tracks the stocks of small capitalization companies, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX
The RUSSELL 2000(R) INDEX is comprised of the smallest 2000 companies in the Russell 3000 Index. As of June 30, 2002, the average market capitalization of the companies included in the Russell 2000 was approximately $490 million. That compares to an average market capitalization of $4 billion for the Russell 3000. The smallest 2000 companies represent approximately 8% of the total market capitalization of the Russell 3000. The Frank Russell Company is not a sponsor of, or in any way affiliated with, The Potomac Funds.

PRINCIPAL RISKS
In addition to the principal risks discussed in the "Overview" section, the Small Cap Plus Fund also is subject to the risks of investing in small capitalization companies. Investing in the securities of small capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more established companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Any of these factors may negatively impact the performance of the Russell 2000 Index.

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in the Small Cap Plus Fund by showing how the Fund's performance has varied from year to year and by comparing the Fund's average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the Small Cap Plus Fund by showing its highest and lowest quarterly returns. The Fund began offering its Broker Class shares on March 28, 2000. However, the Fund began offering another class of shares in a separate prospectus on February 22, 1999. The performance shown in the bar chart and performance table below for the period before March 28, 2000 represents the actual historical performance of that other class of shares. Because the Broker Class has higher operating expenses, its performance would have been lower than that of the other class of shares over the same time period. The bar chart does not reflect the sales charges of the Fund's Broker Class. If it did, the total returns shown would be lower. The performance table does reflect the sales charges of the Fund's Broker Class. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31 [PERFORMANCE GRAPH]

                                                                        TOTAL RETURN
                                                                        ------------
2000                                                                       -14.87
2001                                                                        -3.84

                              Small Cap Plus Fund

Broker Class year-to-date total return as of September 30, 2002 was -32.08%.

                                                 HIGHEST QUARTERLY      LOWEST QUARTERLY
                    FUND                               RETURN                RETURN
                    ----                         -----------------      ----------------
                                                       22.93%               -23.72%
Small Cap Plus Fund..........................    (4th quarter 2001)    (3rd quarter 2001)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                               1 YEAR    SINCE INCEPTION    INCEPTION DATE
                                               ------    ---------------    --------------
POTOMAC SMALL CAP PLUS FUND(1)
  Return Before Taxes......................    -8.63%         2.67%            02/22/99
  Return After Taxes on Distributions(2)...    -8.77%         2.46%
  Return After Taxes on Distributions and
     Sale of Fund Shares(2,3)..............    -5.25%         2.05%
RUSSELL 2000 INDEX(4)......................     2.49%         9.43%            02/22/99

------------------------------
(1) The Small Cap Plus Fund's returns in this table are after deduction of sales charges and expenses.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other 1 Year and/or Since Inception return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(4) The Russell 2000 Index is an unmanaged index that is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The performance of the index does not reflect deductions for sales charges, fees, expenses or taxes.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold Broker Class shares of the Small Cap Plus Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price)....................................................      5.00%*
Wire Redemption Fee.........................................    $15.00

------------------------------
* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Broker Class shares will convert to Investor Class shares approximately eight years after purchase.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                   BROKER CLASS
                                                               SMALL CAP PLUS FUND*
                                                               --------------------
Management Fees............................................            0.75%
Distribution (12b-1) Fees**................................            1.00%
Other Expenses.............................................            0.84%
                                                                       ----
Total Annual Operating Expenses**..........................            2.59%
                                                                       ====

------------------------------
 * Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Broker Class' Total Annual Operating Expenses exceed 2.50%. Rafferty may choose to terminate this waiver or revise the limit on total annual operating expenses at any time. If overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** For the fiscal year ended August 31, 2002, Rafferty reimbursed Distribution
   (12b-1) Fees for the Small Cap Plus Fund in the amount of 0.11%. If the reimbursement was included in the calculation above, the Small Cap Plus Fund's Distribution (12b-1) Fees and Total Annual Operating Expenses would be 0.89% and 2.48%, respectively.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Broker Class of the Small Cap Plus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Broker Class of the Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
Small Cap Plus Fund
  Assuming redemption at end of period.........     $762     $1,105     $1,575      $2,925
  Assuming no redemption.......................     $262     $  805     $1,375      $2,925

THE POTOMAC U.S. PLUS FUND

OBJECTIVE
The POTOMAC U.S. PLUS FUND seeks to provide investment returns that correspond to 150% of the performance of the Standard & Poor's 500 Composite Stock Price Index(TM) (S&P 500 Index). If it is successful in meeting its objective, the net asset value of U.S. Plus Fund shares should increase approximately one and a half as much as the S&P 500 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the U.S. Plus Fund should decrease approximately one and a half as much when the aggregate prices of the securities in the S&P 500 Index decline on a given day.

The Potomac U.S. Plus Fund's investment objective is a fundamental policy and may be changed by The Potomac Funds' Board of Trustees with shareholder approval.

CORE INVESTMENTS
In attempting to achieve its objective, The POTOMAC U.S. PLUS FUND may invest directly in the securities of companies that are included in the S&P 500 Index and may invest in Standard & Poor's Depositary Receipts (SPDRs), which are publicly-traded index securities based on the S&P 500 Index. This allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the S&P 500 Index. In addition, the Potomac U.S. Plus Fund enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The U.S. Plus Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to the 150% of the performance of a broad-based market index that tracks the stocks of U.S. companies, which includes investments in securities of companies that comprise such index, U.S. stock depositary receipts, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX
The STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX(TM) is a capitalization-weighted index composed of 500 common stocks. Standard & Poor's selects the 500 stocks comprising the

S&P 500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the NYSE. Standard & Poor's is not a sponsor of, or in any way affiliated with, The Potomac Funds.

PRINCIPAL RISKS
The principal risks associated with investing the U.S. Plus Fund are discussed in the "Overview" section above under the heading titled "Principal Risk Factors."

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in the U.S. Plus Fund by showing how the Fund's performance has varied from year to year and by comparing the Fund's average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the U.S. Plus Fund by showing its highest and lowest quarterly returns. The Fund began offering its Broker Class shares on August 22, 2000. However, the Fund began offering another class of shares in a separate prospectus on October 20, 1997. The performance shown in the bar chart and performance table below for the period before August 22, 2000 represents the actual historical performance of that other class of shares. Because the Broker Class has higher operating expenses, its performance would have been lower than that of the other class of shares over the same time period. The bar chart does not reflect the sales charges of the Fund's Broker Class. If it did, the total returns shown would be lower. The performance table does reflect the sales charges of the Fund's Broker Class. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31 [PERFORMANCE GRAPH]

                                                                           TOTAL RETURN
                                                                           ------------
1998                                                                           34.60
1999                                                                           24.45
2000                                                                          -21.77
2001                                                                          -22.93

                                 U.S. Plus Fund

Broker Class year-to-date total return as of September 30, 2002 was -40.90%.

                                                   HIGHEST QUARTERLY        LOWEST QUARTERLY
                    FUND                                RETURN                   RETURN
                    ----                         ---------------------    ---------------------
U.S. Plus Fund...............................           13.43%                   -22.46%
                                                 (4(th) quarter 2001)     (3(rd) quarter 2001)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                              1 YEAR     SINCE INCEPTION    INCEPTION DATE
                                              -------    ---------------    --------------
POTOMAC U.S. PLUS FUND(1)
  Return Before Taxes.....................    -26.78%         0.34%           10/20/97
  Return After Taxes on Distributions(2)      -26.78%         0.28%
  Return After Taxes on Distributions and
     Sale of Fund Shares(2,3).............    -16.31%         0.26%
S&P 500 INDEX(4)..........................    -11.89%         6.16%           10/20/97

------------------------------
(1) The U.S. Plus Fund's returns in this table are after deduction of sales charges and expenses.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other 1 Year and/or Since Inception return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(4) The S&P 500 Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed. The performance of the index does not reflect deductions for sales charges, fees, expenses or taxes.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold Broker Class shares of the U.S. Plus Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price)....................................................      5.00%*
Wire Redemption Fee.........................................    $15.00

-------------------------
* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Broker Class shares will convert to Investor Class shares approximately eight years after purchase.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                 BROKER CLASS
                                                                U.S. PLUS FUND*
                                                                ---------------
Management Fees.............................................         0.75%
Distribution (12b-1) Fees**.................................         1.00%
Other Expenses**............................................         1.15%
                                                                     ----
Total Annual Operating Expenses**...........................         2.90%
                                                                     ====

------------------------------
 * Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Broker Class' Total Annual Operating Expenses exceed 2.50%. Rafferty may choose to terminate this waiver or revise the limit on total annual operating expenses at any time. If overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** For the fiscal year ended August 31, 2002, Rafferty reimbursed Distribution
   (12b-1) Fees and Other Expenses for the U.S. Plus Fund in the amount of 0.18% and 0.25%. If the reimbursement was included in the calculation above, the U.S. Plus Fund's Distribution (12b-1) Fees, Other Expenses and Total Annual Operating Expenses would be 0.82%, 0.90% and 2.47%, respectively.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Broker Class of the U.S. Plus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Broker Class of the Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
U.S. Plus Fund
  Assuming redemption at end of period.........     $793     $1,198     $1,728      $3,223
  Assuming no redemption.......................     $293     $  898     $1,528      $3,223

THE POTOMAC U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE
The POTOMAC U.S. GOVERNMENT MONEY MARKET FUND seeks to provide security of principal, current income and liquidity.

CORE INVESTMENTS
The POTOMAC U.S. GOVERNMENT MONEY MARKET FUND seeks to achieve these objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Board of Trustees or by Rafferty to present minimal credit risk. The Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

INVESTMENT TECHNIQUES AND POLICIES
In order to maintain a stable share price, the Fund maintains an average dollar-weighted maturity of 90 days or less. Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

PRINCIPAL RISKS
- The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- Your investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government institution.

- The value of your investment could be eroded over time by the effects of inflation.

- Security Selection by Rafferty may cause the Fund to underperform other funds with similar investment objectives.

- If a portfolio security declines in credit quality or goes into default, it also could affect the Fund's yield.

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in the U.S. Government Money Market Fund by showing how the Fund's performance has varied from year to year and by comparing the Fund's average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the OTC Plus Fund by showing its highest and lowest quarterly returns. The Fund began offering its Broker Class shares on March 22, 2000. However, the Fund began offering another class of shares in a separate prospectus on October 20, 1997. The performance shown in the bar chart and performance table below for the period before March 22, 2000 represents the actual historical performance of that other class of shares. Because the Broker Class has higher operating expenses, its performance would have been lower than that of the other class of shares over the same time period. The bar chart does not reflect the sales charges of the Fund's Broker Class. If it did, the total returns shown would be lower. The performance table does reflect the sales charges of the Fund's Broker Class. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31 [PERFORMANCE GRAPH]

                                                                       TOTAL RETURN
                                                                       ------------
1998                                                                       4.33
1999                                                                       4.03
2000                                                                       3.28
2001                                                                       1.96

                       U.S. Government Money Market Fund

Broker Class year-to-date total return as of September 30, 2002 was -0.02%.

                                                HIGHEST QUARTERLY      LOWEST QUARTERLY
                    FUND                              RETURN                RETURN
                    ----                        -----------------      ----------------
                                                      1.27%                 -0.27%
U.S. Government Money Market Fund...........    (4th quarter 2000)    (2nd quarter 2000)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                               1 YEAR    SINCE INCEPTION    INCEPTION DATE
                                               ------    ---------------    --------------
Potomac U.S. Government Money Market
  Fund*....................................    -3.04%         3.03%            10/20/97

------------------------------
* The U.S. Government Money Market Fund's returns in this table are after deduction of sales charges and expenses.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Money Market Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price)....................................................      5.00%*
Wire Redemption Fee.........................................    $15.00

------------------------------
* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Broker Class shares will convert to Investor Class shares approximately eight years after purchase.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                  BROKER CLASS
                                                               MONEY MARKET FUND*
                                                               ------------------
Management Fees............................................          0.50%
Distribution (12b-1) Fees**................................          1.00%
Other Expenses**...........................................          0.53%
                                                                     ----
Total Annual Operating Expenses**..........................          2.03%
                                                                     ====

------------------------------
 * Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Broker Class' Total Annual Operating Expenses exceed 2.00%. Rafferty may choose to terminate this waiver or revise the limit on total annual operating expenses at any time. If overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** For the fiscal year ended August 31, 2002, Rafferty reimbursed Distribution
   (12b-1) Fees and Other Expenses for the U.S. Government Money Market Fund in the amount of 0.16% and 0.04%. If the reimbursement was included in the calculation above, the U.S. Government Money Market Fund's Distribution (12b-1) Fees, Other Expenses and Total Annual Operating Expenses would be 0.84%, 0.49% and 1.83%, respectively.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Broker Class of the U.S. Government Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Broker Class of the Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
U.S. Government Money Market Fund
  Assuming redemption at end of period.........     $706      $937      $1,293      $2,358
  Assuming no redemption.......................     $206      $637      $1,093      $2,358

--------------------------------------------------------------------------------
                             ABOUT YOUR INVESTMENT

YOUR ACCOUNT

You may open an account for the Broker Class shares and conduct other Fund transactions through a participating Broker. You will not pay any sales charges at the time you invest but your investment is subject to a contingent deferred sales charge (CDSC). This means that if you sell shares of a Fund within 6 years of purchase, you may have to pay a sales charge of up to 5% on the original purchase value of the shares to be sold. However, you will not be charged a CDSC when you exchange Broker Class shares of one Fund for another. The Funds' Broker Class shares also have ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets as discussed below.

CONTINGENT DEFERRED SALES CHARGES
The table below lists the different CDSCs that apply if you sell Broker Class shares within 6 years of purchase. The CDSC is calculated by multiplying your original purchase cost by one of the percentages listed in the table. The longer you hold your shares, the less of a CDSC you would pay. You may sell shares after 6 years with no CDSC.

                      BROKER CLASS DEFERRED SALES CHARGES

            SALES DURING                   CDSC ON SHARES BEING SOLD
------------------------------------       -------------------------
1st year............................                   5%
2nd year............................                   4%
3rd year............................                   3%
4th year............................                   3%
5th year............................                   2%
6th year............................                   1%
After 6 years.......................                 None

If you buy Broker Class shares through certain designated Brokers with proceeds from the redemption of another mutual fund for which you paid a CDSC (other than a Potomac mutual fund), those Brokers will reimburse to you all or a designated portion of the CDSC. Please contact the Funds' distributor, Rafferty Capital Markets, LLC, to obtain a list of those designated Brokers.

WAIVER OF CDSC
The CDSC for Broker Class shares currently may be waived if the shares are sold:

- to make certain distributions from retirement plans,

- due to shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse), or

- to close shareholder accounts that do not comply with the low balance account requirements.

CONVERSION OF BROKER CLASS SHARES
If you hold your Broker Class shares for 8 years, we automatically will convert them to Investor Class shares at no cost. In addition, we will convert any Broker Class shares purchased with reinvested dividends or distributions.

At the time of the conversion, you will receive Investor Class shares in an amount equal to the value of your Broker Class shares. Because both classes have different prices, you may receive more or less Investor Class shares after the conversion. However, the dollar amount converted will not change so that you have not lost any money due to the conversion.

RULE 12B-1 FEES
The Funds have adopted a distribution plan under Rule 12b-1 for the Broker Class shares. The plan allows the Funds to pay distribution and sales fees for the sale of the Funds' shares and for other shareholder services. Because these fees are paid out of the Broker Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the plan, the annual fees may amount to up to 1.00% of the Broker Class' average daily net assets. The Potomac Funds' Board of Trustees currently has authorized each Fund to pay Rule 12b-1 fees equal, on an annual basis, to 1.00% of the average daily net assets of the Broker Class.

HOW TO INVEST IN BROKER CLASS SHARES OF THE POTOMAC FUNDS

You may invest in the Broker Class of the Funds through traditional investment accounts, individual retirement accounts (including Roth IRAs), self-directed or company sponsored retirement plans or other products as available from your Broker. Applications and descriptions of any service fees for retirement or other accounts are available from your Broker.

MINIMUM INVESTMENT
The minimum initial and subsequent investments set forth below may be invested in as many of The Potomac Funds as you wish. However, you must invest at least $1,000 in any one of the Funds. For example, if you decide to invest $10,000 in three of the Funds, you may allocate your minimum initial investment as $8,000, $1,000 and $1,000.

                                      MINIMUM INITIAL INVESTMENT    SUBSEQUENT INVESTMENT
                                      --------------------------    ---------------------
Regular Accounts..................             $10,000                     $1,000
Retirement Accounts...............             $10,000                     $    0

TO PURCHASE BROKER CLASS SHARES
- Contact your Broker.

- Your Broker will help you complete the necessary paperwork, mail your Account Application to The Potomac Funds and place your order to purchase Broker Class shares of the Funds.

- Cash, credit cards, credit card checks and third-party checks will not be accepted by the Funds.

- All purchases must be made in U.S. dollars through a U.S. bank.

- If your check does not clear due to insufficient funds, you will be charged a $25.00 fee.

- The Funds' transfer agent will verify certain information from investors as part of the Funds' anti-money laundering program.

HOW TO EXCHANGE BROKER CLASS SHARES OF THE POTOMAC FUNDS

You may exchange Broker Class shares of your current Fund(s) for Broker Class shares of any other Fund without any charges. To make an exchange:

- Contact your Broker.

- Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

- The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

- You must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

HOW TO SELL BROKER CLASS SHARES OF THE POTOMAC FUNDS

You may sell all or part of your investment in the Funds at the next determined net asset value after the Funds have received your order from your Broker.

TO SELL BROKER CLASS SHARES
- Contact your Broker.

- He or she will place your order to sell Broker Class shares of the Funds.

- Payment can be directed to your advisory account normally within three days after your Broker places your order.

- For investments that have been made by check, payment on sales requests may be delayed until The Potomac Funds' Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 business days.

PRICES OF BROKER CLASS SHARES OF THE POTOMAC FUNDS

A Fund's share price is known as its net asset value (NAV). For all of the Funds except the U.S. Government Money Market Fund, the Broker Class share prices are calculated as of fifteen minutes after the close of regular trading, usually at 4:15 p.m. Eastern Time, each day the NYSE is open for business. The U.S. Government Money Market Fund's Broker Class share price is calculated as of 1:15 p.m. Eastern Time each day the NYSE and Federal Bank of New York are open. Share price is calculated by dividing the Broker Class' net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

- equity securities, OTC securities, options and futures are valued at their last sales price, or if not available, the average of the last bid and ask prices,

- options on futures are valued at their closing price,

- short-term debt securities and money market securities are valued using the "amortized" cost method, and

- securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees.

ACCOUNT AND TRANSACTION POLICIES

ORDER POLICIES
You may buy and sell Broker Class shares of the Funds at their NAV computed after your order has been received in good order. PURCHASE AND SELL ORDERS WILL BE PROCESSED THE SAME DAY AT THAT DAY'S NAV IF YOUR REQUEST IS RECEIVED BY 3:55 P.M. EASTERN TIME (or 1:00 p.m. for the U.S. Government Money Market Fund). The Funds will not accept and process any orders for that day received after these times.

There are certain times when you may be unable to sell Broker Class shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of its assets or sell its holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares.

TELEPHONE TRANSACTIONS
For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.

SIGNATURE GUARANTEES
In certain instances when you sell Broker Class shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. Your signature must be guaranteed under the following circumstances:

- if your account registration or address has changed in the last 30 days,

- if the proceeds of your sale are mailed to an address other than the one listed with the Funds,

- if the proceeds are payable to a third party,

- if the sale is greater than $100,000,

- if the wire instructions on the account are being changed, or

- if there are other unusual situations as determined by the Funds' Transfer Agent.

LOW BALANCE ACCOUNTS
If your total account balance falls below $10,000, then we may sell your Broker Class shares of the Funds. We will inform you in writing 30 days prior to selling your Broker Class shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell your Broker Class shares and send you the proceeds. We will not sell your Broker Class shares if your account value falls due to market fluctuations.

MONEY MARKET FUND CHECKING POLICIES
You may write checks against your U.S. Government Money Market Fund account if you request and complete a signature card. With these checks, you may sell Broker Class shares of the Fund simply by writing a check for at least $500. You may not write a check to close your account. If you place a stop payment order on a check, we will charge you $25.



--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION

MANAGEMENT OF THE POTOMAC FUNDS

Rafferty provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds' assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 500 5th Avenue, Suite 415, New York, New York 10110.

Under an investment advisory agreement between The Potomac Funds and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds' daily net assets. The fees charged and the contractual fees are the same.

                                                               ADVISORY FEES CHARGED
                                                               ---------------------
Plus Funds.................................................            0.75%
U.S. Government Money Market Fund..........................            0.50%

An investment committee of Rafferty employees has the day-to-day responsibility for managing the Potomac Funds.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
Each Fund also distributes dividends from its net investment income annually. The U.S. Government Money Market Fund declares dividends from its net investment income daily and usually distributes them monthly. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains annually. A Fund has capital gains when it sells its portfolio assets for a profit. The tax consequences will vary depending on how long a Fund has held the assets. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

Dividends and capital gain distributions will be reinvested automatically at the NAV unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether or not the distributions are received in cash or reinvested. If you elect to receive distributions from a fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Fund reserves the right to reinvest the check in your Potomac Fund account at the Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

TAXES
The following table illustrates the potential tax liabilities for taxable accounts:

                TYPE OF TRANSACTION                                  TAX STATUS*
---------------------------------------------------    ---------------------------------------
Dividend distribution..............................    Ordinary income rate
Distribution of net short-term capital gains.......    Ordinary income rate
Distribution of net long-term capital gains........    Long-term capital gains rate
Sale or exchange of Fund shares owned for more than
  one year.........................................    Long-term capital gains or losses
Sale or exchange of Fund shares owned for one year
  or less..........................................    Gains are taxed at the same rate as
                                                       ordinary income; losses are subject to
                                                         special rules

------------------------------
* Tax consequences for tax-deferred retirement accounts or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

If you are a non-retirement account holder, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 30% of all dividends of a Fund and, for Funds other than the U.S. Government Money Market Fund, other distributions and sale proceeds payable to you. If you are otherwise subject to backup withholding, we also are required to withhold and pay to the IRS 30% of your dividends and, for Funds other than the U.S. Government Money Market Fund, other distributions. Any tax withheld may be applied against your tax liability when you file your tax return. You may be subject to a $50 fee for any penalties imposed on the Funds by the IRS.

MASTER/FEEDER STRUCTURE OPTION

The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees' decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Broker Class shares of the OTC Plus Fund outstanding for the periods indicated. The table also shows financial information for the Investor Class of shares of the Fund for periods prior to the inception date of the Broker Class of shares of the Fund. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                                    OTC PLUS FUND
                                                       ------------------------------------------------------------------------
                                                                      BROKER CLASS                         INVESTOR CLASS
                                                       ------------------------------------------    --------------------------
                                                                                     August 22,                     October 20,
                                                       Year Ended    Year Ended      2000(1) to      Year Ended     1997(1) to
                                                       August 31,    August 31,      August 31,      August 31,     August 31,
                                                          2002          2001            2000            1999           1998
                                                       ----------    ----------    --------------    -----------    -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................   $  11.48      $  44.07        $ 40.81        $     10.41    $    10.00
                                                        --------      --------        -------        -----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4)......................      (0.21)        (0.36)         (0.02)             (0.23)        (0.11)
Net realized and unrealized gain (loss) on
  investments(6).....................................      (5.00)       (32.23)          3.28              14.48          0.52
                                                        --------      --------        -------        -----------    ----------
    Total from investment operations.................      (5.21)       (32.59)          3.26              14.25          0.41
                                                        --------      --------        -------        -----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income.................         --            --             --                 --            --
Distributions from realized gains....................         --            --             --              (0.06)           --
                                                        --------      --------        -------        -----------    ----------
    Total distributions..............................         --            --             --              (0.06)           --
                                                        --------      --------        -------        -----------    ----------
NET ASSET VALUE, END OF PERIOD.......................   $   6.27      $  11.48        $ 44.07        $     24.60    $    10.41
                                                        ========      ========        =======        ===========    ==========
TOTAL RETURN(8)......................................     (45.38)%      (73.95)%         7.99%(2)         137.18%         4.10%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period............................   $314,870      $324,861        $11,554        $76,682,387    $7,680,546
Ratio of net expenses to average net assets:
  Before expense reimbursement.......................       2.45%         2.28%          2.30%(3,7)         1.50%         3.21%(3)
  After expense reimbursement........................       2.24%         2.18%          2.00%(3,7)         1.50%         1.50%(3)
Ratio of net investment income (loss) to average net
  assets:
  Before expense reimbursement.......................      (2.34)%       (2.09)%        (2.05)%(3,7)       (1.16)%       (2.84)%(3)
  After expense reimbursement........................      (2.13)%       (1.99)%        (1.75)%(3,7)       (1.16)%       (1.13)%(3)
Portfolio turnover rate(5)...........................        450%          392%           378%             1,000%        2,325%

(1) Commencement of operations.

(2) Not annualized.

(3) Annualized.

(4) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

(7) Ratio includes Advisor expense recovery of 0.08%.

(8) All returns reflect reinvested dividends but do not reflect the impact of taxes.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Broker Class shares of the Dow 30(SM) Plus Fund outstanding for the periods indicated. The table also shows financial information for the Investor Class of shares of the Fund for periods prior to the inception date of the Broker Class of shares of the Fund. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                               DOW 30(SM) PLUS FUND
                                                   ----------------------------------------------------------------------------
                                                                        BROKER CLASS                          INVESTOR CLASS
                                                   ------------------------------------------------------   -------------------
                                                     Year Ended        Year Ended      August 17, 2000(1)   December 2, 1999(1)
                                                   August 31, 2002   August 31, 2001   to August 31, 2000   to August 31, 2000
                                                   ---------------   ---------------   ------------------   -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD..............    $   7.70           $ 9.32              $ 9.12             $     10.00
                                                      --------           ------              ------             -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4)...................       (0.05)           (0.05)                 --                    0.01
Net realized and unrealized gain (loss) on
  investments(6)..................................       (1.33)           (1.57)               0.20                   (0.69)
                                                      --------           ------              ------             -----------
    Total from investment operations..............       (1.38)           (1.62)               0.20                   (0.68)
                                                      --------           ------              ------             -----------
LESS DISTRIBUTIONS:
Dividends from net investment income..............       (0.02)              --                  --                      --
Distributions from realized gains.................          --               --                  --                      --
                                                      --------           ------              ------             -----------
    Total distributions...........................       (0.02)              --                  --                      --
                                                      --------           ------              ------             -----------
NET ASSET VALUE, END OF PERIOD....................    $   6.30           $ 7.70              $ 9.32             $      9.32
                                                      ========           ======              ======             ===========
TOTAL RETURN(7)...................................      (18.00)%         (17.38)%              2.19%(2)               (6.80)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period.........................    $478,738           $4,735              $5,108             $18,509,233
Ratio of net expenses to average net assets:
  Before expense reimbursement....................        2.49%(8)         2.55%               2.52%(3)                1.52%(3)
  After expense reimbursement.....................        2.48%(8)         2.50%               2.50%(3)                1.50%(3)
Ratio of net investment income (loss) to average
  net assets:
  Before expense reimbursement....................       (0.64)%(8)       (0.65)%              0.39%(3)                0.16%(3)
  After expense reimbursement.....................       (0.63)%(8)       (0.60)%              0.41%(3)                0.18%(3)
Portfolio turnover rate(5)........................         983%           1,415%              1,606%                  1,606%

(1) Commencement of operations.

(2) Not annualized.

(3) Annualized.

(4) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

(7) All returns reflect reinvested dividends but do not reflect the impact of taxes.

(8) Ratio includes Advisor expense recovery.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Broker Class shares of the Small Cap Plus Fund outstanding for the periods indicated. The table also shows financial information for the Investor Class of shares of the Fund for periods prior to the inception date of the Broker Class of shares of the Fund. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years were audited by a different firm. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                              SMALL CAP PLUS FUND
                                               ----------------------------------------------------------------------------------
                                                                      BROKER CLASS                              INVESTOR CLASS
                                               -----------------------------------------------------------   --------------------
                                                 Year Ended             Year Ended      March 28, 2000(1)    February 22, 1999(1)
                                               August 31, 2002        August 31, 2001   to August 31, 2000    to August 31, 1999
                                               ---------------        ---------------   ------------------   --------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD..........   $     10.49              $ 12.57          $     15.06            $    10.00
                                                 -----------              -------          -----------            ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4)...............         (0.09)(11)            0.15                 0.04                  0.18
Net realized and unrealized gain (loss) on
  investments(6)..............................         (2.17)               (2.23)               (2.53)                 0.92
                                                 -----------              -------          -----------            ----------
    Total from investment operations..........         (2.26)               (2.08)               (2.49)                 1.10
                                                 -----------              -------          -----------            ----------
LESS DISTRIBUTIONS:
Dividends from net investment income..........         (0.04)                  --                   --                    --
Distributions from realized gains.............            --                   --                   --                    --
                                                 -----------              -------          -----------            ----------
    Total distributions.......................         (0.04)                  --                   --                    --
                                                 -----------              -------          -----------            ----------
NET ASSET VALUE, END OF PERIOD................   $      8.19              $ 10.49          $     12.57            $    11.10
                                                 ===========              =======          ===========            ==========
TOTAL RETURN(8)...............................        (21.62)%             (16.55)%             (16.53)%(2)            11.00%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period.....................   $10,214,500              $59,023          $12,034,922            $7,033,622
Ratio of net expenses to average net assets:
  Before expense reimbursement................          2.59%                2.49%                2.36%(3,7)            1.50%(3)
  After expense reimbursement.................          2.48%(9)             2.26%                2.27%(3,7)            1.50%(3)
Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement................         (1.01)%               1.07%                0.77%(3,7)            3.03%(3)
  After expense reimbursement.................         (0.90)%(10)           1.30%                0.86%(3,7)            3.03%(3)
Portfolio turnover rate(5)....................           647%                 939%               3,390%                    0%

 (1) Commencement of operations.
 (2) Not annualized.
 (3) Annualized.
 (4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
 (5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, SWAPs, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
 (7) Ratio includes Advisor expense recovery.
 (8) All returns reflect reinvested dividends but do not include the impact of taxes.
 (9) The operating expense ratio excluded interest expense related to SWAP contracts. The ratio including interest expense for the year ended August 31, 2002 was 2.57%.
(10) The net investment income (loss) ratio included interest expense related to SWAP contracts. The ratio excluding interest expense for the year ended August 31, 2002 was (0.81%).
(11) Net investment income (loss) before interest expense on SWAP contracts for the year ended August 31, 2002 was ($0.08).

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Broker Class shares of the U.S. Plus Fund outstanding for the periods indicated. The table also shows financial information for the Investor Class of shares of the Fund for periods prior to the inception date of the Broker Class of shares of the Fund. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                                  U.S. PLUS FUND
                                                  -------------------------------------------------------------------------------
                                                                    BROKER CLASS                             INVESTOR CLASS
                                                  -------------------------------------------------    --------------------------
                                                                                     August 22,                       October 20,
                                                    Year Ended      Year Ended       2000(1) to        Year Ended     1997(1) to
                                                    August 31,      August 31,       August 31,        August 31,     August 31,
                                                       2002            2001             2000              1999           1998
                                                  --------------    ----------    -----------------    -----------    -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD............     $  10.30        $  16.95          $ 16.69         $      9.76     $  10.00
                                                     --------        --------          -------         -----------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4).................        (0.09)(11)      (0.16)           (0.01)               0.31         0.36
Net realized and unrealized gain (loss) on
  investments(6)................................        (2.97)          (6.49)            0.27                4.59        (0.58)
                                                     --------        --------          -------         -----------     --------
    Total from investment operations............        (3.06)          (6.65)            0.26                4.90        (0.22)
                                                     --------        --------          -------         -----------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income............           --              --               --                  --        (0.02)
Distributions from realized gains...............           --              --               --               (0.10)          --
                                                     --------        --------          -------         -----------     --------
    Total distributions.........................           --              --               --               (0.10)       (0.02)
                                                     --------        --------          -------         -----------     --------
NET ASSET VALUE, END OF PERIOD..................     $   7.24        $  10.30          $ 16.95         $     14.56     $   9.76
                                                     ========        ========          =======         ===========     ========
TOTAL RETURN(8).................................       (29.71)%        (39.23)%           1.56%(2)           50.38%       (2.23)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period.......................     $391,864        $544,640          $83,749         $16,472,869     $466,997
Ratio of net expenses to average net assets:
  Before expense reimbursement..................         2.90%           2.51%            2.50%(3,7)          1.52%        2.52%(3)
  After expense reimbursement...................         2.47%(9)        2.50%            2.50%(3,7)          1.50%        1.50%(3)
Ratio of net investment income (loss) to average net assets:
  Before expense reimbursement..................        (1.43)%         (1.34)%          (2.47)%(3,7)         2.32%        2.68%(3)
  After expense reimbursement...................        (1.00)%(10)     (1.33)%          (2.47)%(3,7)         2.34%        3.70%(3)
Portfolio turnover rate(5)......................        1,385%          1,634%           2,010%                  0%           0%

 (1) Commencement of operations.
 (2) Not annualized.
 (3) Annualized.
 (4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
 (5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, SWAPs, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
 (7) Ratio includes Advisor expense recovery of 0.05%.
 (8) All returns reflect reinvested dividends but do not include the impact of taxes.
 (9) The operating expense ratio excluded interest expense related to SWAP contracts. The ratio including interest expense for the year ended August 31, 2002 was 2.57%.
(10) The net investment income (loss) ratio included interest expense related to SWAP contracts. The ratio excluding interest expense for the year ended August 31, 2002 was (0.90%).
(11) Net investment income (loss) before interest expense on SWAP contracts for the year ended August 31, 2002 was ($0.08).

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Broker Class shares of the U.S. Government Money Market Fund outstanding for the periods indicated. The table also shows financial information for the Investor Class of shares of the Fund for periods prior to the inception date of the Broker Class of shares of the Fund. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                               U.S. GOVERNMENT MONEY MARKET FUND
                                             ---------------------------------------------------------------------
                                                          BROKER CLASS                        INVESTOR CLASS
                                             ---------------------------------------    --------------------------
                                                                          March 22,                    October 20,
                                             Year Ended    Year Ended     2000(1) to    Year Ended     1997(1) to
                                             August 31,    August 31,     August 31,    August 31,     August 31,
                                                2002          2001           2000          1999           1998
                                             ----------    -----------    ----------    -----------    -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.......  $     1.00    $      1.00     $   1.00     $      1.00    $     1.00
                                             ----------    -----------     --------     -----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4)............          --           0.03         0.01            0.04          0.04
Net realized and unrealized gain (loss) on
  investments..............................          --             --           --              --            --
                                             ----------    -----------     --------     -----------    ----------
    Total from investment operations.......          --           0.03         0.01            0.04          0.04
                                             ----------    -----------     --------     -----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income.......          --          (0.03)       (0.01)          (0.04)        (0.04)
Distributions from realized gains..........          --             --           --              --            --
                                             ----------    -----------     --------     -----------    ----------
    Total distributions....................          --          (0.03)       (0.01)          (0.04)        (0.04)
                                             ----------    -----------     --------     -----------    ----------
NET ASSET VALUE, END OF PERIOD.............  $     1.00    $      1.00     $   1.00     $      1.00    $     1.00
                                             ==========    ===========     ========     ===========    ==========
TOTAL RETURN(5)............................        0.18%          3.42%        0.61%(2)        3.89%         3.89%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period..................  $3,067,369    $15,494,715     $710,457     $50,222,733    $9,370,384
Ratio of net expenses to average net
  assets:
  Before expense reimbursement.............        2.03%          2.04%        2.03%(3)        1.20%         3.70%(3)
  After expense reimbursement..............        1.83%          2.00%        2.00%(3)        0.99%         1.00%(3)
Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement.............        0.02%          3.29%        4.37%(3)        3.68%         1.66%(3)
  After expense reimbursement..............        0.22%          3.33%        4.40%(3)        3.89%         4.36%(3)

 (1) Commencement of operations.

 (2) Not annualized.

 (3) Annualized.

 (4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

 (5) All returns reflect reinvested dividends but do not reflect the impact of taxes.

                              MORE INFORMATION ON
                               THE POTOMAC FUNDS

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The Funds' SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS:
The Funds' reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period.

TO OBTAIN THE SAI OR FUND REPORTS FREE OF CHARGE:
Write to:    The Potomac Funds
             P.O. Box 1993
             Milwaukee, Wisconsin 53201-1993

Call:        (800) 851-0511

By Internet: www.potomacfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC's Internet web site at http:\\www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, NY 11530

SEC File Number: 811-8243

                                   PROSPECTUS

                                January 2, 2003

                            [THE POTOMAC FUNDS LOGO]

                                  BROKER CLASS

                             100 South Royal Street
                           Alexandria, Virginia 22314

                           500 5th Avenue, Suite 415
                               New York, NY 10110

                                 (800) 851-0511

                                   PROSPECTUS

                          [THE POTOMAC FUNDS New LOGO]



                                 INVESTOR CLASS
                             100 South Royal Street
                           Alexandria, Virginia 22314
                          500 Fifth Avenue, Suite 415
                            New York, New York 10110
                                 (800) 851-0511

               PLUS FUNDS                              SHORT FUNDS
         Potomac OTC Plus Fund                    Potomac OTC/Short Fund
      Potomac Dow 30(SM) Plus Fund            Potomac Dow 30(SM)/Short Fund
      Potomac Small Cap Plus Fund              Potomac Small Cap/Short Fund
        Potomac MidCap Plus Fund                Potomac MidCap/Short Fund
         Potomac U.S. Plus Fund                  Potomac U.S./Short Fund

                               MONEY MARKET FUND
                            Potomac U.S. Government
                               Money Market Fund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                January 2, 2003

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
OVERVIEW OF THE POTOMAC FUNDS...............................             1
Potomac Funds Objectives....................................             1
Investment Techniques and Policies..........................             2
Principal Risk Factors......................................             3

THE POTOMAC FUNDS...........................................             6
Potomac OTC Funds...........................................             6
Potomac Dow 30(SM) Funds....................................            11
Potomac Small Cap Funds.....................................            16
Potomac MidCap Funds........................................            21
Potomac U.S. Funds..........................................            24
Potomac U.S. Government Money Market Fund...................            29

ABOUT YOUR INVESTMENT.......................................            32
Share Prices of the Potomac Funds...........................            32
Rule 12b-1 Fees.............................................            32
How to Invest in Investor Class Shares of The Potomac
  Funds.....................................................            33
How to Exchange Investor Class Shares of The Potomac
  Funds.....................................................            35
How to Sell Investor Class Shares of The Potomac Funds......            35
Account and Transaction Policies............................            36

ADDITIONAL INFORMATION......................................            38
Management of The Potomac Funds.............................            38
Distributions and Taxes.....................................            38
Master/Feeder Structure Option..............................            40

FINANCIAL HIGHLIGHTS........................................            41

MORE INFORMATION ON THE POTOMAC FUNDS.......................    Back Cover

--------------------------------------------------------------------------------
                         OVERVIEW OF THE POTOMAC FUNDS
POTOMAC FUNDS OBJECTIVES

The Potomac Funds consist primarily of pairs of funds. Each pair consists of one "plus" fund and one "short" fund. Each "plus" fund is designed to provide a return that is greater than the return provided by its target index when the value of the target index rises. Unlike traditional index funds, each "plus" fund (except for the Potomac U.S. Plus Fund) seeks to provide a daily return that is equal to 125% of the daily return of its target index. The Potomac U.S. Plus Fund seeks to provide a daily return that is equal to 150% of the daily return of its target index. Each "short" fund is designed to provide daily investment results that are opposite of the daily return of its target index.

FUND                                 INVESTMENT TARGET
----                                 -----------------
Potomac OTC Plus Fund                125% of the performance of the Nasdaq 100 Stock
                                       Index(TM) (Nasdaq 100 Index)
Potomac OTC/Short Fund               Inverse (opposite) of the Nasdaq 100 Index(TM)
Potomac Dow 30(SM) Plus Fund         125% of the performance of the Dow Jones Industrial
                                       Average(SM)
Potomac Dow 30(SM)/Short Fund        Inverse (opposite) of the Dow Jones Industrial
                                       Average(SM)
Potomac Small Cap Plus Fund          125% of the performance of the Russell 2000(R) Index
Potomac Small Cap/Short Fund         Inverse (opposite) of the Russell 2000(R) Index
Potomac MidCap Plus Fund             125% of the performance of the S&P MidCap 400
                                       Index(TM)
Potomac MidCap/Short Fund            Inverse (opposite) of the S&P MidCap 400 Index(TM)
Potomac U.S. Plus Fund               150% of the performance of the Standard & Poor's 500
                                       Composite Stock Price Index(TM) (S&P 500 Index)
Potomac U.S./Short Fund              Inverse (opposite) of the S&P 500 Index

As an example, the Potomac OTC Plus Fund and the Potomac OTC/Short Fund are targeted to the Nasdaq 100 Index. If, on a given day, the Nasdaq 100 Index gains 2%, the OTC Plus Fund is designed to gain approximately 2.5% (which is equal to 125% of 2%), while the OTC/Short Fund is designed to lose 2%. Conversely, if the Nasdaq 100 Index loses 1% on a given day, the OTC/Short Fund is designed to gain 1%, while the OTC Plus Fund is designed to lose 1.25%.

To achieve these results, the Potomac Funds listed above use aggressive investment techniques such as engaging in futures and options transactions. As a result, these Potomac Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. There is no assurance that the Potomac Funds will achieve their objectives.

The Potomac Funds also offer the Potomac U.S. Government Money Market Fund, which seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities.

INVESTMENT TECHNIQUES AND POLICIES

Rafferty Asset Management, LLC (Rafferty), the investment advisor to each Potomac Fund, uses a number of investment techniques in an effort to achieve the stated goal for each Fund. For the Potomac Plus Funds, Rafferty attempts to magnify the daily returns of each Plus Fund's target index while the Short Funds are managed to provide returns inverse (opposite) to the daily return of each Short Fund's target index. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and techniques it employs. As a consequence, if a Fund is performing as designed, the return of the target index will dictate the return for that Fund.

Each Plus Fund invests significantly in futures contracts on stock indexes, options on futures contracts and financial instruments such as options on securities and stock indexes options. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Plus Fund.

Each Potomac Fund (other than the U.S. Government Money Market Fund) is designed to provide daily investment returns that are a multiple of the returns of its target index. While Rafferty attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of a Fund and the performance of its target index), certain factors will tend to cause a Fund's investment results to vary from the stated objective. During periods of market volatility, a Fund may have difficulty in achieving its targeted return on a daily basis due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Fund. A Fund that meets its daily targets over a period of time will not necessarily produce the returns that might be expected in light of the returns of its target index for that period. The difference results from the compounding effect of fluctuations in the market, the use of leverage for the Plus Funds, and the inverse correlation for the Short Funds to achieve a Fund's investment objective.

It is the policy of each Potomac Fund to pursue its investment objective regardless of market conditions and not to take defensive positions. A Fund will not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index. However, because it may be difficult for a Fund to achieve its stated investment objective any time its assets fall below $2 million, Rafferty may invest the assets of any such Fund in short-term U.S. Government securities until the level of net assets is sufficient to permit investment in the desired investments. As a result, such Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (888) 976-8662.

PRINCIPAL RISK FACTORS

An investment in any of the Potomac Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve its objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.

RISKS OF INVESTING IN EQUITY SECURITIES AND DERIVATIVES
The Funds may invest in publicly issued equity securities, including common stocks, as well as instruments that attempt to track the price movement of stock indices. Investments in common stocks and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Funds invest will cause the net asset value of the Funds to fluctuate.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES
The Funds use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, a Fund's short-term performance will reflect such deviation from its target index.

SWAP AGREEMENT RISKS
Each Fund may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement. In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

LEVERAGE RISK
Each Potomac Plus Fund employs leveraged investment techniques. Use of leverage can magnify the effects of changes in the value of these Plus Funds and makes them more volatile. The leveraged investment techniques that these Funds employ should cause investors in these Funds to lose more money in adverse environments.

INVERSE CORRELATION RISK
Each Potomac Short Fund is negatively correlated to its target index and should lose money when its target index rises -- a result that is the opposite from traditional equity mutual funds. Because each Potomac Short Fund seeks daily returns inverse to its target index, the difference between a Potomac Short Fund's daily return and the return of its target index may be negatively compounded during periods in which the markets decline.

RISK OF POOR TRACKING
Several factors may affect a Fund's ability to achieve its targeted return on a daily basis. During periods of market volatility, a Fund may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by a Fund. A failure to achieve its targeted return on a daily basis may cause a Fund to provide returns over a longer period that are worse than expected.

RISK OF TRADING HALTS
In certain circumstances, an exchange may halt trading in securities held by a Fund. If such trading halts are instituted at the close of a trading day, a Fund will not be able to execute purchase or sales transactions in the specific options or futures contracts affected. In such an event, a Fund also may be unable to accurately price its outstanding contracts. If a Fund is affected by such a halt, it may reject investors' orders for purchases or exchanges received earlier during the business day.

RISK OF EARLY CLOSING
The normal close of trading of securities listed on the Nasdaq Stock Market and the New York Stock Exchange (NYSE) is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in the trading day, a Fund might incur substantial trading losses.

HIGH PORTFOLIO TURNOVER
Rafferty expects a significant portion of the Potomac Funds' assets to come from professional money managers and investors who use the Funds as part of "asset allocation" and "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds' portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds' performance. In addition, large movements of assets into and out of the Funds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.

RISK OF NON-DIVERSIFICATION
The Funds (except the U.S. Government Money Market Fund) are non-diversified, which means that they may invest a high percentage of their assets in a limited number of securities. Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

--------------------------------------------------------------------------------

                      THE POTOMAC FUNDS
POTOMAC OTC FUNDS

OBJECTIVES
The POTOMAC OTC PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index(TM) (Nasdaq 100 Index). If it is successful in meeting its objective, the net asset value of OTC Plus Fund shares should increase approximately one and a quarter as much as the Nasdaq 100 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the OTC Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Nasdaq 100 Index decline on a given day.

The POTOMAC OTC/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Nasdaq 100 Index. If it is successful in meeting its objective, the net asset value of OTC/Short Fund shares should increase in direct proportion to any decrease in the level of the Nasdaq 100 Index on a given day. Conversely, the net asset value of shares in the OTC/Short Fund should decrease in direct proportion to any increase in the level of the Nasdaq 100 Index on a given day.

The Potomac OTC Funds' investment objectives are fundamental policies and can only be changed with shareholder approval.

CORE INVESTMENTS
In attempting to achieve their objectives, the Potomac OTC Funds primarily invest directly in the securities of the companies that comprise the Nasdaq 100 Index. In addition, the POTOMAC OTC PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. The POTOMAC OTC/SHORT FUND also enters into short positions in the securities of the companies that comprise the Nasdaq 100 Index, stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Each Potomac OTC Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the OTC Plus Fund correspond to 125% of the performance of the Nasdaq 100 Index and for the OTC/Short Fund inversely correspond to the performance of the Nasdaq, which includes investments in over-the-counter securities, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX
The NASDAQ 100 INDEX(TM) is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the National Market tier of The Nasdaq Stock Market. All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The Nasdaq 100 Index was created in 1985. The Nasdaq Stock Market is not a sponsor of, or in any way affiliated with, the Potomac Funds.

PRINCIPAL RISKS
In addition to the principal risks discussed in the "Overview" section, the OTC Funds also are subject to the risks of investing in Internet companies. The OTC Funds may invest a substantial portion of their assets in Internet companies listed on the Nasdaq 100 Index. The market prices of Internet-related stocks tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Internet stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect Internet companies. Those Internet companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those Internet companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Nasdaq 100 Index.

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in each OTC Fund by showing how the performance of each Fund's Investor Class of shares has varied from year to year and by comparing each Fund's average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in each OTC Fund by showing its highest and lowest quarterly returns. The Funds' past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31

                              [PERFORMANCE GRAPH]

                                                              TOTAL RETURN
                                                              ------------
OTC Plus Fund 1998                                               104.22
OTC Plus Fund 1999                                               129.22
OTC Plus Fund 2000                                               -47.80
OTC Plus Fund 2001                                               -42.86
OTC/Short Fund 1998                                              -52.99
OTC/Short Fund 1999                                              -56.81
OTC/Short Fund 2000                                               19.28
OTC/Short Fund 2001                                                6.77

Investor Class year-to-date total returns as of September 30, 2002 for the OTC Plus Fund and the OTC/Short Fund were -56.45% and 63.54%, respectively.

FUND                           HIGHEST QUARTERLY RETURN      LOWEST QUARTERLY RETURN
----                          --------------------------   ---------------------------
OTC PLUS FUND...............   68.51% (4th quarter 1999)    -43.98% (3rd quarter 2001)
OTC/SHORT FUND..............   47.25% (3rd quarter 2001)    -35.73% (4th quarter 1999)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                            1 YEAR    SINCE INCEPTION   INCEPTION DATE
                                            -------   ---------------   --------------
POTOMAC OTC PLUS FUND
     Return Before Taxes..................   -42.86%         5.36%         10/20/97
     Return After Taxes on
        Distributions(1)..................   -42.86%         5.34%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(2).....   -26.10%         4.37%
  NASDAQ 100 INDEX(3).....................   -32.65%         9.54%         10/20/97
POTOMAC OTC/SHORT FUND....................                                 10/16/97
     Return Before Taxes..................     6.77%       -26.27%
     Return After Taxes on
        Distributions(1)..................     6.39%       -26.54%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(2).....     4.11%       -18.64%
  NASDAQ 100 INDEX(3).....................   -32.65%         8.95%         10/16/97

------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

(2) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other 1 Year and/or Since Inception return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3) The Nasdaq 100 Index is a market capitalization-weighted index that includes 100 of the largest non-financial companies, domestic and foreign with a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The performance of the index does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the OTC Funds. The expenses below have been restated to reflect different Distribution (12b-1) Fees expected to be incurred for the fiscal year ending August 31, 2003.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price or sales proceeds, whichever is less)...............      None
Wire Redemption Fee.........................................    $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                         INVESTOR CLASS*
                                                  ------------------------------
                                                  OTC PLUS FUND   OTC/SHORT FUND
                                                  -------------   --------------
Management Fees.................................      0.75%            0.90%
Distribution (12b-1) Fees**.....................      0.47%            0.05%
Other Expenses..................................      0.53%            1.00%
                                                      ----             ----
Total Annual Operating Expenses.................      1.75%            1.95%
                                                      ====             ====

------------------------------

 * Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse each Fund's Other Expenses through August 31, 2003 to the extent that the Investor Class' Total Annual Operating Expenses exceed 1.75% for the OTC Plus Fund and 1.95% for the OTC/Short Fund. Rafferty may choose to terminate this waiver or revise the limits on total annual operating expenses at any time. If overall expenses fall below these percentage limitations, then such Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** The Board of Trustees has authorized payment by each Fund of Rule 12b-1 fees in an amount equal to the difference between a Fund's Total Annual Operating Expenses and the voluntary limit on Total Annual Operating Expenses of 1.75% for the OTC Plus Fund and 1.95% for the OTC/Short Fund.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Investor Class of the OTC Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investor Class of each Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                               ------   -------   -------   --------
OTC Plus Fund................................   $178     $551     $  949     $2,062
OTC/Short Fund...............................   $198     $612     $1,052     $2,275

POTOMAC DOW 30(SM) FUNDS

OBJECTIVE
The POTOMAC DOW 30(SM) PLUS FUND seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial Average(SM) (Dow). If it is successful in meeting its objective, the net asset value of Dow 30(SM) Plus Fund shares should increase approximately one and a quarter as much as the Dow when the aggregate prices of the securities that comprise the Dow rise on a given day. Conversely, the net asset value of shares of the Dow 30(SM) Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Dow decline on a given day.

The POTOMAC DOW 30(SM)/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Dow. If it is successful in meeting its objective, the net asset value of Dow 30(SM)/Short Fund shares should increase in direct proportion to any decrease in the level of the Dow on a given day. Conversely, the net asset value of shares in the Dow 30(SM)/Short Fund should decrease in direct proportion to any increase in the level of the Dow on a given day.

The Potomac Dow 30(SM) Funds' investment objectives are not fundamental policies and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS
In attempting to achieve their objectives, the Potomac Dow 30(SM) Funds primarily invest directly in the securities of the companies that comprise the Dow. The Funds also may invest in DIAMONDS, which are publicly-traded index securities based on the Dow. This allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the Dow. In addition, the POTOMAC DOW 30(SM) PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. The POTOMAC DOW 30(SM)/SHORT FUND also enters into short positions in the securities of the companies that comprise the Dow, DIAMONDS, stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Each Potomac Dow 30(SM) Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the Dow 30(SM) Plus Fund correspond to 125% of the performance of the Dow and for the Dow 30(SM)/Short Fund inversely correspond to the performance of the Dow, which includes investments in securities of companies that comprise the Dow, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, DIAMONDS, U.S. Government securities and repurchase agreements.

TARGET INDEX
The DOW JONES INDUSTRIAL AVERAGE(SM) consists of 30 of the most widely held and actively traded stocks listed on the U.S. stock markets. The stocks in the Dow represent companies that typically are dominant firms in their respective industries. Dow Jones, Dow Jones Industrial Average(SM), DJIA(SM), and Dow 30(SM) are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Potomac Funds, other than the licensing of those service marks for use in connection with the Funds' materials. Dow Jones does not sponsor, endorse, sell or promote any of the Potomac Funds.

PRINCIPAL RISKS
The principal risks associated with investing the Dow 30(SM) Funds are discussed in the "Overview" section above under the heading titled "Principal Risk Factors."

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Dow 30(SM) Plus Fund by showing how the performance of the Fund's Investor Class of shares has varied from year to year and by comparing the Fund's average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the Dow 30(SM) Plus Fund by showing its highest and lowest quarterly returns. No performance information is presented for the Dow 30(SM)/Short Fund because it does not have annual returns for at least one calendar year prior to the date of this Prospectus. The Dow 30(SM) Plus Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31

                              [PERFORMANCE GRAPH]

FUND                                       2000                          2001
----                             -------------------------    --------------------------
Dow 30(SM) Plus Fund.........            -16.48%                       -11.02%

Investor Class year-to-date total return as of September 30, 2002 was -30.23% for the Dow 30(SM) Plus Fund.

FUND                             HIGHEST QUARTERLY RETURN      LOWEST QUARTERLY RETURN
----                             -------------------------    --------------------------
Dow 30(SM) Plus Fund.........    16.33% (4th quarter 2001)    -19.74% (3rd quarter 2001)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                              1 YEAR     SINCE INCEPTION    INCEPTION DATE
                                              -------    ---------------    --------------
    POTOMAC DOW 30(SM) PLUS FUND
         Return Before Taxes..............    -11.02%        -11.46%          12/02/99
         Return After Taxes on
            Distributions(1)..............    -11.11%        -11.51%
         Return After Taxes on
            Distributions and Sale of Fund
            Shares(1)(2)..................     -6.71%         -9.07%
      DOW JONES INDUSTRIAL AVERAGE(3).....     -5.43%         -3.03%          12/02/99

------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other 1 Year and/or Since Inception return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3) The Dow Jones Industrial Average is a price-weighted average based on the price movement of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted over the years of stock splits, stock dividends, and substitution of stock). The performance of the index does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Dow 30(SM) Funds. The expenses below for the Dow 30(SM) Plus Fund have been restated to reflect different Distribution (12b-1) Fees expected to be incurred for the fiscal year ending August 31, 2003. The expenses below for the Dow 30(SM)/Short Fund are estimated expenses expected to be incurred for the fiscal year ending August 31, 2003.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price or sales proceeds, whichever is less)...............      None
Wire Redemption Fee.........................................    $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                         INVESTOR CLASS*
                                           --------------------------------------------
                                           DOW 30(SM) PLUS FUND   DOW 30(SM)/SHORT FUND
                                           --------------------   ---------------------
Management Fees........................            0.75%                   0.90%
Distribution (12b-1) Fees**............            0.23%                   0.00%
Other Expenses.........................            0.77%                   1.24%
                                                   ----                    ----
Total Annual Operating Expenses........            1.75%                   2.14%
                                                   ====                    ====

------------------------------
 * Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse each Fund's Other Expenses through August 31, 2003 to the extent that the Investor Class' Total Annual Operating Expenses exceed 1.75% for the Dow 30(SM) Plus Fund and 1.95% for the Dow 30(SM)/Short Fund. Rafferty may choose to terminate this waiver or revise the limit on total annual operating expenses at any time. If overall expenses fall below this percentage limitation, then such Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** The Board of Trustees has authorized payment by each Fund of Rule 12b-1 fees in an amount equal to the difference between a Fund's Total Annual Operating Expenses and the voluntary limit on Total Annual Operating Expenses of 1.75% for the Dow 30(SM) Plus Fund and 1.95% for the Dow 30(SM)/Short Fund.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Investor Class of the Dow 30(SM) Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investor Class of each Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
Dow 30(SM) Plus Fund...........................     $178      $551      $  949      $2,062
Dow 30(SM)/Short Fund..........................     $217      $670      $1,149      $2,472

POTOMAC SMALL CAP FUNDS

OBJECTIVES
The POTOMAC SMALL CAP PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the RUSSELL 2000(R) INDEX (Russell 2000 Index). If it is successful in meeting its objective, the net asset value of Small Cap Plus Fund shares should increase approximately one and a quarter as much as the Russell 2000 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Small Cap Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Russell 2000 Index decline on a given day.

The POTOMAC SMALL CAP/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Russell 2000 Index. If it is successful in meeting its objective, the net asset value of Small Cap/Short Fund shares should increase in direct proportion to any decrease in the level of the Russell 2000 Index on a given day. Conversely, the net asset value of shares in the Small Cap/Short Fund should decrease in direct proportion to any increase in the level of the Russell 2000 Index on a given day.

The Potomac Small Cap Funds' investment objectives are not fundamental policies and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS
In attempting to achieve their objectives, the Potomac Small Cap Funds primarily invest directly in the securities of the companies that comprise the Russell 2000 Index. In addition, the POTOMAC SMALL CAP PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. The POTOMAC SMALL CAP/ SHORT FUND also enters into short positions in securities of companies that comprise the Russell 2000 Index, stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Each Potomac Small Cap Fund, under normal circumstances, seeks to achieve its investment objective by investing at least 80% of its net assets in a manner designed to provide investment returns that for the Small Cap Plus Fund correspond to 125% of the performance of an index that tracks the stocks of small capitalization companies and for the Small Cap/ Short Fund inversely correspond to the performance of such index, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX
The RUSSELL 2000(R) INDEX is comprised of the smallest 2000 companies in the Russell 3000 Index. As of June 30, 2002, the average market capitalization of the companies included in the Russell 2000 was approximately $490 million. That compares to an average market capitalization of $4 billion for the Russell 3000. The smallest 2000 companies represent approximately 8% of the total market capitalization of the Russell 3000. The Frank Russell Company is not a sponsor of, or in any way affiliated with, the Potomac Funds.

PRINCIPAL RISKS
In addition to the principal risks discussed in the "Overview" section, the Small Cap Funds also are subject to the risks of investing in small capitalization companies. Investing in the securities of small capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more established companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Any of these factors may negatively impact the performance of the Russell 2000 Index.

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in each Small Cap Fund by showing how the performance of each Fund's Investor Class of shares has varied from year to year and by comparing each Fund's average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in each Small Cap Fund by showing its highest and lowest quarterly returns. The Funds' past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31

[PERFORMANCE GRAPH]

                                                               TOTAL RETURN
                                                               ------------
Small Cap Plus Fund 2000                                         -14.42%
Small Cap Plus Fund 2001                                          -4.19%
Small Cap/Short Fund 2000                                         -1.52%
Small Cap/Short Fund 2001                                         -0.60%

Investor Class year-to-date total returns as of ended September 30, 2002 for the Small Cap Plus Fund and the Small Cap/Short Fund were -31.74% and 23.75%, respectively.

FUND                           HIGHEST QUARTERLY RETURN      LOWEST QUARTERLY RETURN
----                           -------------------------   ---------------------------
SMALL CAP PLUS FUND..........  22.71% (4th quarter 2001)    -23.52% (3rd quarter 2001)
SMALL CAP/SHORT FUND.........  24.25% (3rd quarter 2001)    -14.63% (4th quarter 2001)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                            1 YEAR   SINCE INCEPTION   INCEPTION DATE
                                            ------   ---------------   --------------
POTOMAC SMALL CAP PLUS FUND
     Return Before Taxes..................  -4.19%         3.66%          02/22/99
     Return After Taxes on
        Distributions(1)..................  -4.53%         3.39%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(2).....  -2.55%         2.82%
  RUSSELL 2000 INDEX(3)...................   2.49%         9.43%          02/22/99
POTOMAC SMALL CAP/SHORT FUND..............                                12/21/99
     Return Before Taxes..................  -0.60%        -1.01%
     Return After Taxes on
        Distributions(1)..................  -3.99%        -3.36%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(2).....  -0.36%        -1.94%
  RUSSELL 2000 INDEX(3)...................   2.49%         2.68%          12/21/99

------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other 1 Year and/or Since Inception return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3) The Russell 2000 Index is an unmanaged index that is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The performance of the index does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Funds. The expenses below have been restated to reflect different Distribution (12b-1) Fees expected to be incurred for the fiscal year ending August 31, 2003.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................    None
Maximum Deferred Sales Charge (as a % of original purchase
  price or sales proceeds, whichever is less)...............    None
Wire Redemption Fee.........................................  $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                      INVESTOR CLASS*
                                         ------------------------------------------
                                         SMALL CAP PLUS FUND   SMALL CAP/SHORT FUND
                                         -------------------   --------------------
Management Fees.......................          0.75%                  0.90%
Distribution (12b-1) Fees**...........          0.26%                  0.25%
Other Expenses........................          0.74%                  0.80%
                                                ----                   ----
Total Annual Operating Expenses.......          1.75%                  1.95%
                                                ====                   ====

------------------------------

* Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse each Fund's Other Expenses through August 31, 2003 to the extent that the Investor Class' Total Annual Operating Expenses exceed 1.75% for the Small Cap Plus Fund and 1.95% for the Small Cap/Short Fund. Rafferty may choose to terminate this waiver or revise the limits on total annual operating expenses at any time. If overall expenses fall below these percentage limitations, then such Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** The Board of Trustees has authorized payment by the Fund of Rule 12b-1 fees in an amount equal to the difference between the Fund's Total Annual Operating Expenses and the voluntary limit on Total Annual Operating Expenses of 1.75% for the Small Cap Plus Fund and 1.95% for the Small Cap/Short Fund.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Investor Class of the Small Cap Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investor Class of each Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                               ------   -------   -------   --------
Small Cap Plus Fund..........................   $178     $551     $  949     $2,062
Small Cap/Short Fund.........................   $198     $612     $1,052     $2,275

 POTOMAC MIDCAP FUNDS

OBJECTIVES
The POTOMAC MIDCAP PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the S&P MidCap 400 Index(TM) (MidCap Index). If it is successful in meeting its objective, the net asset value of MidCap Plus Fund shares should increase approximately one and a quarter as much as the MidCap Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the MidCap/Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the MidCap Index decline on a given day.

The POTOMAC MIDCAP/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the MidCap Index. If it is successful in meeting its objective, the net asset value of MidCap/Short Fund shares should increase in direct proportion to any decrease in the level of the MidCap Index on a given day. Conversely, the net asset value of shares in the MidCap/Short Fund should decrease in direct proportion to any increase in the level of the MidCap Index on a given day.

The Potomac MidCap Funds' investment objectives are not fundamental policies and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS
In attempting to achieve their objectives, the Potomac MidCap Funds primarily invest directly in the securities of the companies that comprise the MidCap Index. In addition, the POTOMAC MIDCAP PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. The POTOMAC MIDCAP/SHORT FUND also enters into short positions in the securities of the companies that comprise the MidCap Index, stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold

U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Each Potomac MidCap Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the MidCap Plus Fund correspond to 125% of the performance of a market index that tracks the stock of mid-capitalization companies and for the MidCap/Short Fund inversely correspond to the performance of such index, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX
The MidCap Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The MidCap Index is a market-value weighted index and was the first benchmark of midcap stock price movement. As of November 29, 2002, the median market capitalization of the companies included in the MidCap Index was approximately $1.567 billion. Standard & Poor's is not a sponsor of, or in any way affiliated with, the Potomac Funds.

PRINCIPAL RISKS
In addition to the principal risks described in the "Overview" section, the Potomac MidCap Funds also are subject to the risks of investing in mid-capitalization companies. Mid Cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the value of mid cap stocks tends to fluctuate more in price than the stocks of large companies. Further, stocks of mid cap companies could be more difficult to liquidate during market declines compared to the shares of companies with greater capitalization.

PERFORMANCE
This Prospectus does not include a bar chart of annual total returns or a performance table of average annual total returns because the Potomac MidCap Funds had not commenced operations as of the date of this Prospectus.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the MidCap Funds. Because each Fund's shares were not offered prior to the date of this Prospectus, other expenses below reflect estimated expenses expected to be incurred for the fiscal year ending August 31, 2003.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price or sales proceeds, whichever is less)...............      None
Wire Redemption Fee.........................................    $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                          INVESTOR CLASS*
                                               -------------------------------------
                                               MIDCAP PLUS FUND    MIDCAP/SHORT FUND
                                               ----------------    -----------------
Management Fees............................         0.75%               0.90%
Distribution (12b-1) Fees**................         0.47%               0.00%
Other Expenses.............................         0.53%               1.38%
                                                    -----               -----
Total Annual Operating Expenses............         1.75%               2.28%
                                                    =====               =====

------------------------------
 * Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse each Fund's Other Expenses through August 31, 2003 to the extent that the Investor Class' Total Annual Operating Expenses exceed 1.75% for the MidCap Plus Fund and 1.95% for the MidCap/Short Fund. Rafferty may choose to terminate this waiver or revise the limits on total annual operating expenses at any time. If overall expenses fall below these percentage limitations, then such Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** The Board of Trustees has authorized payment by each Fund of Rule 12b-1 fees in an amount equal to the difference between a Fund's Total Annual Operating Expenses and the voluntary limit on Total Annual Operating Expenses of 1.75% for the MidCap Plus Fund and 1.95% for the MidCap/Short Fund.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Investor Class of the MidCap Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investor Class of each Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR   3 YEARS
                                                                ------   -------
MidCap Plus Fund............................................     $178     $551
MidCap/Short Fund...........................................     $231     $712

POTOMAC U.S. FUNDS

OBJECTIVES
The POTOMAC U.S. PLUS FUND seeks to provide investment returns that correspond to 150% of the performance of the Standard & Poor's 500 Composite Stock Price Index(TM) (S&P 500 Index). If it is successful in meeting its objective, the net asset value of U.S. Plus Fund shares should increase approximately one and a half as much as the S&P 500 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the U.S. Plus Fund should decrease approximately one and a half as much when the aggregate prices of the securities in the S&P 500 Index decline on a given day.

The POTOMAC U.S./SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the S&P 500 Index. If it is successful in meeting its objective, the net asset value of U.S./Short Fund shares should increase in direct proportion to any decrease in the level of the S&P 500 Index on a given day. Conversely, the net asset value of shares in the U.S./Short Fund should decrease in direct proportion to any increase in the level of the S&P 500 Index on a given day.

The Potomac U.S. Funds' investment objectives are fundamental policies and can only be changed with shareholder approval.

CORE INVESTMENTS
In attempting to achieve their objectives, the Potomac U.S. Funds may invest directly in the securities of companies that are included in the S&P 500 Index and may invest in Standard & Poor's Depositary Receipts (SPDRs), which are publicly-traded index securities based on the S&P 500 Index. This allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the S&P 500 Index. In addition, the POTOMAC U.S. PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. The POTOMAC U.S./SHORT FUND enters into short positions in SPDRs, options on stock index futures contracts, swap agreements and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Each U.S. Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the Potomac U.S. Plus Fund correspond to 150% of the performance of a broad-based market index that tracks the stocks of U.S. companies and for the Potomac U.S./Short Fund inversely correspond to the performance of such index, which includes investments in securities of companies that comprise such index, U.S. stock depositary receipts, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX
The STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX(TM) is a capitalization-weighted index composed of 500 common stocks. Standard & Poor's selects the 500 stocks comprising the S&P 500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the NYSE. Standard & Poor's is not a sponsor of, or in any way affiliated with, the Potomac Funds.

PRINCIPAL RISKS
The principal risks associated with investing the U.S. Funds are discussed in the "Overview" section above under the heading titled "Principal Risk Factors."

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in each U.S. Fund by showing how the performance of each Fund's Investor Class of shares has varied from year to year and by comparing each Fund's average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in each U.S. Fund by showing its highest and lowest quarterly returns. The Funds' past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31

                              [PERFORMANCE GRAPH]

                                                               TOTAL RETURN
                                                               ------------
U.S. Plus Fund 1998                                               34.60%
U.S. Plus Fund 1999                                               24.45%
U.S. Plus Fund 2000                                              -21.30%
U.S. Plus Fund 2001                                              -22.11%
U.S./Short Fund 1998                                             -23.13%
U.S./Short Fund 1999                                             -14.44%
U.S./Short Fund 2000                                               9.72%
U.S./Short Fund 2001                                              11.67%

Investor Class year-to-date total returns as of September 30, 2002 for the U.S. Plus Fund and U.S./Short Fund were -40.62% and 31.30%, respectively.

FUND                           HIGHEST QUARTERLY RETURN     LOWEST QUARTERLY RETURN
----                           -------------------------   --------------------------
U.S. PLUS FUND...............  31.88% (4th quarter 1998)   -22.28% (3rd quarter 2001)
U.S./SHORT FUND..............  15.86% (3rd quarter 2001)   -17.52% (4th quarter 1998)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                              1 YEAR     SINCE INCEPTION    INCEPTION DATE
                                              -------    ---------------    --------------
POTOMAC U.S. PLUS FUND
     Return Before Taxes..................    -22.11%         1.15%            10/20/97
     Return After Taxes on
        Distributions(1)..................    -22.11%         1.09%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(2).....    -13.47%         0.91%
  S&P 500 INDEX(3)........................    -11.89%         6.16%            10/20/97
POTOMAC U.S./SHORT FUND
     Return Before Taxes..................     11.67%        -6.42%            11/07/97
     Return After Taxes on
        Distributions(1)..................     11.44%        -6.84%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(2).....      7.10%        -5.22%
  S&P 500 INDEX(3)........................    -11.89%         6.68%            11/07/97

------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other 1 Year and/or Since Inception return figures because when a capital loss occurs upon redemption of Fund Shares, a tax deduction is provided that benefits the investor.

(3) The S&P 500 Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed. The performance of the index does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the U.S. Funds. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price or sales proceeds, whichever is less)...............      None
Wire Redemption Fee.........................................    $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                               INVESTOR CLASS*
                                                      ---------------------------------
                                                      U.S. PLUS FUND    U.S./SHORT FUND
                                                      --------------    ---------------
Management Fees...................................         0.75%             0.90%
Distribution (12b-1) Fees**.......................         0.00%             0.00%
Other Expenses+...................................         1.15%             1.37%
                                                           ----              ----
Total Annual Operating Expenses+..................         1.90%             2.27%
                                                           ====              ====

------------------------------
 * Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse each Fund's Other Expenses through August 31, 2003 to the extent that the Investor Class' Total Annual Operating Expenses exceed 1.75% for the U.S. Plus Fund and 1.95% for the U.S./Short Fund. Rafferty may choose to terminate this waiver or revise the limits on total annual operating expenses at any time. If overall expenses fall below these percentage limitations, then such Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** The Board of Trustees has authorized payment by each Fund of Rule 12b-1 fees in an amount equal to the difference between a Fund's Total Annual Operating Expenses and the voluntary limit on Total Annual Operating Expenses of 1.75% for the U.S. Plus Fund and 1.95% for the U.S./Short Fund.

 + For the fiscal year ended August 31, 2002, Rafferty reimbursed Other Expenses for the U.S. Plus Fund and the U.S./Short Fund in the amount of 0.25% and 0.42%, respectively. If the reimbursements were included in the calculation above, the U.S. Plus Fund's Other Expenses and Total Annual Operating expenses would be 0.90% and 1.65%, respectively, and the U.S./Short Fund's Other Expenses and Total Annual Operating Expenses would be 0.95% and 1.85%, respectively.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Investor Class of the U.S. Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investor Class of each Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
U.S. Plus Fund.................................     $193      $597      $1,026      $2,222
U.S./Short Fund................................     $230      $709      $1,215      $2,605

POTOMAC U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVES
The POTOMAC U.S. GOVERNMENT MONEY MARKET FUND seeks to provide security of principal, current income and liquidity.

CORE INVESTMENTS
The POTOMAC U.S. GOVERNMENT MONEY MARKET FUND seeks to achieve these objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Board of Trustees or by Rafferty to present minimal credit risk. The Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

INVESTMENT TECHNIQUES AND POLICIES
In order to maintain a stable share price, the Fund maintains an average dollar-weighted maturity of 90 days or less. Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer final maturities.

PRINCIPAL RISKS
- The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- Your investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government institution.

- The value of your investment could be eroded over time by the effects of inflation.

- Security selection by Rafferty may cause the Fund to underperform other funds with similar investment objectives.

- If a portfolio security declines in credit quality or goes into default, it also could affect the Fund's yield.

PERFORMANCE
The bar chart and performance table below provide some indication of the risks of investing in the U.S. Government Money Market Fund by showing how the performance of the Fund's Investor Class of shares has varied from year to year. The information below also illustrates the risks of investing in the U.S. Government Money Market Fund by showing its highest and lowest quarterly returns. The Fund's past performance is not necessarily an indication of how it will perform in the future.

             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31

                                  [BAR CHART]

 U.S. Government Money Market Fund 1998                      4.33%
 U.S. Government Money Market Fund 1999                      4.03%
 U.S. Government Money Market Fund 2000                      5.46%
 U.S. Government Money Market Fund 2001                      3.00%

Investor Class year-to-date total return as of September 30, 2002 was 0.60%.

             FUND                   HIGHEST QUARTERLY RETURN      LOWEST QUARTERLY RETURN
             ----                  ---------------------------    ------------------------
U.S. Government Money Market
  Fund.........................    1.41% (4th quarter of 2000)    0.32% (4th quarter 2001)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                    FUND                        1 YEAR    SINCE INCEPTION    INCEPTION DATE
                    ----                        ------    ---------------    --------------
Potomac U.S. Government Money Market Fund...    3.00%          4.21%            10/20/97

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Money Market Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2002.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................      None
Maximum Deferred Sales Charge (as a % of original purchase
  price or sales proceeds, whichever is less)...............      None
Wire Redemption Fee.........................................    $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                 INVESTOR CLASS
                                                               MONEY MARKET FUND*
                                                               ------------------
Management Fees............................................           0.50%
Distribution (12b-1) Fees..................................           None
Other Expenses+............................................           0.53%
                                                                      ----
Total Annual Operating Expenses+...........................           1.03%
                                                                      ====

------------------------------
* Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Investor Class' Total Annual Operating Expenses exceed 1.00%. Rafferty may choose to terminate this waiver or revise the limit on total annual operating expenses at any time. If overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

+ For the fiscal year ended August 31, 2002, Rafferty reimbursed Other Expenses for the U.S. Government Money Market Fund in the amount of 0.04%. If the reimbursement was included in the calculation above, the U.S. Government Money Market Fund's Other Expenses and Total Annual Operating Expenses would be 0.49% and 0.99%, respectively.

EXPENSE EXAMPLE
The Example below is intended to help you compare the cost of investing in the Investor Class of the U.S. Government Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investor Class of the Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
U.S. Government Money Market Fund..............     $105      $328       $569       $1,259

--------------------------------------------------------------------------------

                    ABOUT YOUR INVESTMENT


SHARE PRICES OF THE POTOMAC FUNDS

A Fund's share price is known as its net asset value (NAV). For all of the Funds except the U.S. Government Money Market Fund, the Investor Class share prices are calculated fifteen minutes after the close of regular trading, usually as of 4:15 p.m. Eastern Time, each day the NYSE is open for business. The U.S. Government Money Market Fund's Investor Class share price is calculated as of 1:15 p.m. Eastern Time each day the NYSE and Federal Bank of New York are open. Share price is calculated by dividing a class' net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

  - equity securities, OTC securities, options and futures are valued at their last sales price, or if not available, the average of the last bid and ask prices,

  - options on futures are valued at their closing price,

  - short-term debt securities and money market securities are valued using the "amortized" cost method, and

  - securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees.

 RULE 12B-1 FEES

The Funds have adopted a distribution plan under Rule 12b-1 for Investor Class shares. The plan allows the Funds to pay distribution and sales fees for the sale of the Funds' shares and for other shareholder services. Because these fees are paid out of the Investor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the plan, the annual fees may amount to up to 1.00% of the Investor Class' average daily net assets. However, the Board currently has authorized each Fund (except the U.S. Government Money Market Fund) to pay Rule 12b-1 fees only in an amount equal, on an annual basis, to the difference between a Fund's Investor Class Total Annual Operating Expenses and the voluntary limit on Investor Class Total Annual Operating Expenses of 1.75% for the Plus Funds and 1.95% for the Short Funds.

HOW TO INVEST IN INVESTOR CLASS SHARES OF THE POTOMAC FUNDS

You may invest in the Investor Class of the Funds through traditional investment accounts, individual retirement accounts (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Potomac Funds. You may invest directly with the Funds or through certain brokers or dealers. Any transaction effected through a broker or dealer may be subject to a processing fee.

MINIMUM INVESTMENT
The minimum initial and subsequent investments set forth below may be invested in as many of the Potomac Funds as you wish. However, you must invest at least $1,000 in any one of the Funds. For example, if you decide to invest $10,000 in three of the Funds, you may allocate your minimum initial investment as $8,000, $1,000 and $1,000.

                                    MINIMUM INITIAL INVESTMENT   SUBSEQUENT INVESTMENT
                                    --------------------------   ---------------------
Regular Accounts..................           $10,000                    $1,000
Retirement Accounts...............           $10,000                    $    0

Rafferty may waive these minimum requirements at its discretion. Contact Rafferty for further information.

PURCHASING SHARES
BY MAIL:

- Complete and sign your Account Application.

- Tell us which Fund and the amount you wish to invest.

- Mail your check (payable to "Potomac Funds") along with the completed Account Application to:

            REGULAR MAIL                       EXPRESS/OVERNIGHT MAIL
------------------------------------    ------------------------------------
Potomac Funds -- Investor Class         Potomac Funds -- Investor Class
c/o U.S. Bancorp Fund Services, LLC     c/o U.S. Bancorp Fund Services, LLC
P.O. Box 1993                           Mutual Fund Services -- 3rd Floor
Milwaukee, Wisconsin 53201-1993         615 East Michigan Street
                                        Milwaukee, Wisconsin 53202

- Cash, credit cards, credit card checks and third-party checks will not be accepted by the Funds.

- All purchases must be made in U.S. Dollars through a U.S. bank.

- If your check does not clear due to insufficient funds, you will be charged a $25.00 fee.

- You will receive written confirmation by mail, but we do not issue share certificates.

- The Funds' transfer agent will verify certain information from investors as part of the Funds' anti-money laundering program.

BY BANK WIRE TRANSFER:

- Call the Potomac Funds' Transfer Agent at (800) 851-0511 to receive your account number.

- Wire your payment through the Federal Reserve System as follows:
  U.S. Bank, N.A.
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202
  ABA number 0420-00013
  For credit to U.S. Bancorp Fund Services, LLC
  Account Number 112-952-137
  For further credit to the Potomac Funds
  (Your name)
  (Your account number)
  (Name of Fund(s) to purchase) -- Investor Class

- Your bank may charge a fee for such services.

- Once you have wired your investment, mail your completed and signed Account Application to the Potomac Funds.

- Wire orders will only be accepted from 9:00 A.M. TO 3:55 P.M. Eastern Time. The Funds will not accept and process any orders for that day received after this time.

THROUGH BROKERS OR DEALERS:

- Select brokers or dealers are authorized to offer Investor Class shares.

- These brokers or dealers can help you complete the necessary paperwork, mail your Account Application to the Potomac Funds and place your order to purchase Investor Class shares of the Funds.

HOW TO EXCHANGE INVESTOR CLASS SHARES OF THE POTOMAC FUNDS

You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Potomac Fund without any charges. To make an exchange:

- Write or call the Potomac Funds' Transfer Agent.

- Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

- The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

- You must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

- You may exchange by telephone only if you selected that option on your Account Application.

- You may exchange through the Internet by visiting the Potomac Funds' website at www.potomacfunds.com and activating your account.

- You may place exchange orders by telephone between 9:00 A.M. AND 3:55 P.M. Eastern time.

HOW TO SELL INVESTOR CLASS SHARES OF THE POTOMAC FUNDS

GENERALLY
- You may sell all or part of your investment in the Funds at the next determined net asset value after we receive your order.

- You normally will receive proceeds from any sales of Investor Class shares within seven days from the time a Fund receives your request in good order.

- For investments that have been made by check, payment on sales requests may be delayed until the Potomac Funds' Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 business days.

- Your proceeds will be sent to the address or wired to the bank listed on your Account Application.

BY TELEPHONE OR BY MAIL
- Call or write the Funds (see the address and telephone number above).

- You may only sell Investor Class shares of the Funds by telephone if you selected that option on your Account Application.

- Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

BY WIRE TRANSFER
- Call the Potomac Funds.

- Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

- You must wire transfer at least $5,000.

- You will be charged a wire transfer fee of $15.00 in addition to any charges imposed by your bank.

- Your proceeds will be wired only to the bank listed on your Account
  Application.

THROUGH BROKERS OR DEALERS
- Select brokers or dealers can place your order to sell Investor Class shares of the Funds.

- Payment can be directed to your account normally within three business days after a broker or dealer places your order.

ACCOUNT AND TRANSACTION POLICIES

ORDER POLICIES
You may buy and sell Investor Class shares of the Funds at their NAV computed after your order has been received in good order. PURCHASE AND SELL ORDERS WILL BE PROCESSED THE SAME DAY AT THAT DAY'S NAV IF YOUR REQUEST IS RECEIVED BY 3:55 P.M. EASTERN TIME (or 1:00 p.m. for the U.S. Government Money Market Fund). The Funds will not accept and process any orders for that day received after these times.

There are certain times when you may be unable to sell Investor Class shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares.

TELEPHONE TRANSACTIONS
For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.

SIGNATURE GUARANTEES
In certain instances when you sell Investor Class shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. Your signature must be guaranteed under the following circumstances:

- if your account registration or address has changed in the last 30 days,

- if the proceeds of your sale are mailed to an address other than the one listed with the Funds,

- if the proceeds are payable to a third party,

- if the sale is greater than $100,000,

- if the wire instructions on the account are being changed, or

- if there are other unusual situations as determined by the Funds' Transfer Agent.

LOW BALANCE ACCOUNTS
If your total account balance falls below $10,000, then we may sell your Investor Class shares of the Funds. We will inform you in writing 30 days prior to selling Investor Class shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell Investor Class shares and send you the proceeds. We will not sell Investor Class shares if your account value falls due to market fluctuations.

MONEY MARKET FUND CHECKING POLICIES
You may write checks against your U.S. Government Money Market Fund account if you request and complete a signature card. With these checks, you may sell Investor Class shares of the Fund simply by writing a check for at least $500. You may not write a check to close your account. If you place a stop payment order on a check, we will charge you $25.

--------------------------------------------------------------------------------

                    ADDITIONAL INFORMATION
MANAGEMENT OF THE POTOMAC FUNDS

Rafferty provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds' assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 500 Fifth Avenue, Suite 415, New York, New York 10110-0001.

Under an investment advisory agreement between the Potomac Funds and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds' daily net assets. For those Funds that were in operations during the most recent fiscal year, the fees charged and the contractual fees are the same.

                                                               ADVISORY FEES CHARGED
                                                               ---------------------
Plus Funds.................................................            0.75%
Short Funds................................................            0.90%
U.S. Government Money Market Fund..........................            0.50%

An investment committee of Rafferty employees has the day-to-day responsibility for managing the Potomac Funds.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund, except the U.S. Government Money Market Fund, distributes dividends from its net investment income annually. The U.S. Government Money Market Fund declares dividends from its net investment income daily and usually distributes them monthly. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains annually. A Fund has capital gains when it sells its portfolio assets for a profit. The tax consequences will vary depending on how long a Fund has held the assets. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

Dividends and capital gain distributions will be reinvested automatically at the NAV unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether or not the distributions are received in cash or reinvested. If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Fund reserves the right to reinvest the check in your Potomac Fund account at that Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

TAXES
The following table illustrates the potential tax liabilities for taxable accounts:

                TYPE OF TRANSACTION                                  TAX STATUS*
---------------------------------------------------    ----------------------------------------
Dividend distribution..............................    Ordinary income rate
Distribution of net short-term capital gains.......    Ordinary income rate
Distribution of net long-term capital gains........    Long-term capital gains rate
Sale or exchange of Fund shares owned for more than
  one year.........................................    Long-term capital gains or losses
Sale or exchange of Fund shares owned for one year
  or less..........................................    Gains are taxed at the same rate as
                                                         ordinary income; losses are subject
                                                         to special rules

------------------------------

* Tax consequences for tax-deferred retirement accounts or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

If you are a non-retirement account holder, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 30% of all dividends and, for Funds other than the U.S. Government Money Market Fund, other distributions and sale proceeds payable to you. If you are otherwise subject to backup withholding, we also are required to withhold and pay to the IRS 30% of your dividends and, for Funds other than the U.S. Government Money Market Fund, other distributions. Any tax withheld may be applied against your tax liability when you file your tax return. You may be subject to a $50 fee for any penalties imposed on the Funds by the IRS.

MASTER/FEEDER STRUCTURE OPTION

The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees' decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the OTC Plus Fund outstanding for the periods indicated. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                           OTC PLUS FUND
                                  -----------------------------------------------------------------------------------------------
                                                                          INVESTOR CLASS
                                  -----------------------------------------------------------------------------------------------
                                    Year Ended         Year Ended         Year Ended         Year Ended       October 20, 1997(1)
                                  August 31, 2002    August 31, 2001    August 31, 2000    August 31, 1999    to August 31, 1998
                                  ---------------    ---------------    ---------------    ---------------    -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................      $     11.54        $     44.13       $      24.60        $     10.41          $    10.00
                                    -----------        -----------       ------------        -----------          ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)(4)...................            (0.16)             (0.30)             (0.49)             (0.23)              (0.11)
Net realized and unrealized
  gain (loss) on
  investments(6)..............            (5.04)            (32.29)             20.05              14.48                0.52
                                    -----------        -----------       ------------        -----------          ----------
    Total from investment
      operations..............            (5.20)            (32.59)             19.56              14.25                0.41
                                    -----------        -----------       ------------        -----------          ----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income......................               --                 --                 --                 --                  --
Distributions from realized
  gains.......................               --                 --              (0.03)             (0.06)                 --
                                    -----------        -----------       ------------        -----------          ----------
    Total distributions.......               --                 --              (0.03)             (0.06)                 --
                                    -----------        -----------       ------------        -----------          ----------
NET ASSET VALUE, END OF
  PERIOD......................      $      6.34        $     11.54       $      44.13        $     24.60          $    10.41
                                    ===========        ===========       ============        ===========          ==========
TOTAL RETURN(8)...............           (45.06)%           (73.85)%            79.54%            137.18%               4.10%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period.....      $57,233,878        $35,668,601       $184,751,134        $76,682,387          $7,680,546
Ratio of net expenses to
  average net assets:
  Before expense
    reimbursement.............             1.66%              1.50%              1.50%(7)           1.50%               3.21%(3)
  After expense
    reimbursement.............             1.66%              1.50%              1.50%(7)           1.50%               1.50%(3)
Ratio of net investment income
  (loss) to average net
  assets:
  Before expense
    reimbursement.............            (1.55)%            (1.32)%            (1.26)%(7)         (1.16)%             (2.84)%(3)
  After expense
    reimbursement.............            (1.55)%            (1.32)%            (1.26)%(7)         (1.16)%             (1.13)%(3)
Portfolio turnover rate(5)....              450%               392%               378%             1,000%              2,325%

(1) Commencement of operations.

(2) Not annualized.

(3) Annualized.

(4) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                           OTC PLUS FUND (CONTINUED)

(6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

(7) Ratio includes Advisor expense recovery of 0.08%.

(8) All returns reflect reinvested dividends but do not reflect the impact of taxes.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the OTC/Short Fund outstanding for the periods indicated. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                          OTC/SHORT FUND(10)
                                      -------------------------------------------------------------------------------------------
                                                                            INVESTOR CLASS
                                      -------------------------------------------------------------------------------------------
                                        Year Ended        Year Ended        Year Ended        Year Ended      October 16, 1997(1)
                                      August 31, 2002   August 31, 2001   August 31, 2000   August 31, 1999   to August 31, 1998
                                      ---------------   ---------------   ---------------   ---------------   -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD............................    $    15.45        $     8.31        $     17.06       $     41.90         $     50.00
                                        ----------        ----------        -----------       -----------         -----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)(4).....         (0.13)(9)          0.21(9)            0.23              0.39(9)             0.45(9)
Net realized and unrealized gain
  (loss) on investments(6)..........          4.36              7.20              (8.90)           (25.22)              (8.55)
                                        ----------        ----------        -----------       -----------         -----------
    Total from investment
      operations....................          4.23              7.41              (8.67)           (24.83)              (8.10)
                                        ----------        ----------        -----------       -----------         -----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................         (0.12)            (0.27)             (0.08)               --                  --
Distributions from realized gains...            --                --                 --             (0.01)                 --
                                        ----------        ----------        -----------       -----------         -----------
    Total distributions.............         (0.12)            (0.27)             (0.08)            (0.01)                 --
                                        ----------        ----------        -----------       -----------         -----------
NET ASSET VALUE, END OF PERIOD......    $    19.56        $    15.45        $      8.31       $     17.06         $     41.90
                                        ==========        ==========        ===========       ===========         ===========
TOTAL RETURN(11)....................         27.77%            89.91%            (50.96)%          (59.25)%            (16.20)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period...........    $5,576,513        $4,737,421        $ 3,144,405       $10,863,451         $19,168,538
Ratio of net expenses to average net
  assets:
  Before expense reimbursement......          1.90%(12)         2.14%              1.71%             1.87%               3.70%(3)
  After expense reimbursement.......          1.90%(7,12)       1.65%(7)           1.65%             1.65%(7)            1.64%(3,7)
Ratio of net investment income
  (loss) to average net assets:
  Before expense reimbursement......         (0.83)%(12)         1.22%             1.98%             1.47%              (0.74)%(3)
  After expense reimbursement.......         (0.83)%(8,12)       1.71%(8)          2.04%             1.69%(8)            1.32%(3,8)
Portfolio turnover rate(5)..........         1,058%              869%             1,225%            3,049%              3,346%

 (1) Commencement of operations.

 (2) Not annualized.

 (3) Annualized.

 (4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

 (5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities.

 (6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

 (7) The operating expense ratio excluded dividends on short positions. The ratio including dividends on short positions for the years ended August 31, 2002, 2001 and 1999 and the period ended August 31, 1998 was 1.96%, 1.69%,
     1.74% and 1.78%, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                           OTC/SHORT FUND (CONTINUED)

 (8) The net investment income ratio included dividends on short positions. The ratio excluding dividends on short positions for the years ended August 31, 2002, 2001 and 1999 and the period ended August 31, 1998 was (0.77%), 1.75%, 1.78% and 1.46%, respectively.

 (9) Net investment income before dividends on short positions for the years ended August 31, 2002, 2001 and 1999 and the period ended August 31, 1998 was ($0.12), $0.22, $0.41 and $0.50, respectively.

(10) The per share data reflects a 1 for 5 reverse stock split which occurred on June 7, 1999.

(11) All returns reflect reinvested dividends but do not reflect the impact of the taxes.

(12) Ratio includes Advisor expense recovery of 0.06%.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the Dow 30(SM) Plus Fund outstanding for the periods indicated. No financial information is available for the Dow 30/Short Fund because that Fund had not commenced operations prior to August 31, 2002. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                          DOW 30(SM) PLUS FUND
                                                       -----------------------------------------------------------
                                                                             INVESTOR CLASS
                                                       -----------------------------------------------------------
                                                         Year Ended          Year Ended        December 2, 1999(1)
                                                       August 31, 2002     August 31, 2001     to August 31, 2000
                                                       ---------------     ---------------     -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.................    $      7.76         $      9.32           $     10.00
                                                         -----------         -----------           -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4)......................           0.01                0.03                  0.01
Net realized and unrealized gain (loss) on
  investments(6).....................................          (1.36)              (1.59)                (0.69)
                                                         -----------         -----------           -----------
    Total from investment operations.................          (1.35)              (1.56)                (0.68)
                                                         -----------         -----------           -----------
LESS DISTRIBUTIONS:
Dividends from net investment income.................          (0.02)                 --                    --
Distributions from realized gains....................             --                  --                    --
                                                         -----------         -----------           -----------
    Total distributions..............................          (0.02)                 --                    --
                                                         -----------         -----------           -----------
NET ASSET VALUE, END OF PERIOD.......................    $      6.39         $      7.76           $      9.32
                                                         ===========         ===========           ===========
TOTAL RETURN(7)......................................         (17.45)%            (16.74)%               (6.80)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period............................    $53,986,006         $16,549,599           $18,509,233
Ratio of net expenses to average net assets:
  Before expense reimbursement.......................           1.70%(8)            1.55%                 1.52%(3)
  After expense reimbursement........................           1.70%(8)            1.50%                 1.50%(3)
Ratio of net investment income (loss) to average net
  assets:
  Before expense reimbursement.......................           0.15%(8)            0.35%                 0.16%(3)
  After expense reimbursement........................           0.15%(8)            0.40%                 0.18%(3)
Portfolio turnover rate(5)...........................            983%              1,415%                1,606%

(1) Commencement of operations.

(2) Not annualized.

(3) Annualized.

(4) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                        DOW 30(SM) PLUS FUND (CONTINUED)

(7) All returns reflect reinvested dividends but do not reflect the impact of taxes.

(8) Ratio includes Advisor expense recovery of 0.03%.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the Small Cap Plus Fund outstanding for the periods indicated. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                                SMALL CAP PLUS FUND
                                                  -------------------------------------------------------------------------------
                                                                                  INVESTOR CLASS
                                                  -------------------------------------------------------------------------------
                                                    Year Ended             Year Ended        Year Ended      February 22, 1999(1)
                                                  August 31, 2002        August 31, 2001   August 31, 2000    to August 31, 1999
                                                  ---------------        ---------------   ---------------   --------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD............    $    10.52             $    12.58        $     11.10          $    10.00
                                                    ----------             ----------        -----------          ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4).................         (0.01)(11)              0.23               0.19                0.18
Net realized and unrealized gain (loss) on
  investments(6)................................         (2.20)                 (2.29)              1.42                0.92
                                                    ----------             ----------        -----------          ----------
    Total from investment operations............         (2.21)                 (2.06)              1.61                1.10
                                                    ----------             ----------        -----------          ----------
LESS DISTRIBUTIONS:
Dividends from net investment income............         (0.10)                    --              (0.13)                 --
Distributions from realized gains...............            --                     --                 --                  --
                                                    ----------             ----------        -----------          ----------
    Total distributions.........................         (0.10)                    --              (0.13)                 --
                                                    ----------             ----------        -----------          ----------
NET ASSET VALUE, END OF PERIOD..................    $     8.21             $    10.52        $     12.58          $    11.10
                                                    ==========             ==========        ===========          ==========
TOTAL RETURN(8).................................        (21.24)%               (16.38)%            14.50%              11.00%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period.......................    $5,352,132             $6,479,334        $34,065,099          $7,033,622
Ratio of net expenses to average net assets:
  Before expense reimbursement..................          1.71%                  1.50%              1.50%(7)            1.50%(3)
  After expense reimbursement...................          1.71%(9)               1.50%              1.50%(7)            1.50%(3)
Ratio of net investment income (loss) to average
  net assets:
  Before expense reimbursement..................         (0.13)%                 2.06%              1.55%(7)            3.03%(3)
  After expense reimbursement...................         (0.13%)(10)             2.06%              1.55%(7)            3.03%(3)
Portfolio turnover rate(5)......................           647%                   939%             3,390%                  0%

 (1) Commencement of operations.

 (2) Not annualized.

 (3) Annualized.

 (4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

 (5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, SWAPs, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 (6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                        SMALL CAP PLUS FUND (CONTINUED)

 (7) Ratio includes Advisor expense recovery.

 (8) All returns reflect reinvested dividends but do not reflect the impact of taxes.

 (9) The operating expense ratio excluded interest expense related to SWAP contracts. The ratio including interest expense for the year ended August 31, 2002 was 1.80%.

(10) The net investment income (loss) ratio included interest expense related to SWAP contracts. The ratio excluding interest expense for the year ended August 31, 2002 was (0.04%).

(11) Net investment income before interest expense on SWAP contracts for the year ended August 31, 2002 was ($0.00).

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the Small Cap/Short Fund outstanding for the periods indicated. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                                     SMALL CAP/SHORT FUND
                                                              ------------------------------------------------------------------
                                                                                        INVESTOR CLASS
                                                              ------------------------------------------------------------------
                                                                Year Ended             Year Ended           December 21, 1999(1)
                                                              August 31, 2002        August 31, 2001         to August 31, 2000
                                                              ---------------        ---------------        --------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD........................    $     48.84            $     43.37                 $ 50.00
                                                                -----------            -----------                 -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4).............................          (0.21)(10)              1.02(10)                1.39
Net realized and unrealized gain (loss) on investments(6)...           5.32                   6.26                   (8.02)
                                                                -----------            -----------                 -------
    Total from investment operations........................           5.11                   7.28                   (6.63)
                                                                -----------            -----------                 -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................          (4.13)                 (1.81)                     --
Distributions from realized gains...........................             --                     --                      --
                                                                -----------            -----------                 -------
    Total distributions.....................................          (4.13)                 (1.81)                     --
                                                                -----------            -----------                 -------
NET ASSET VALUE, END OF PERIOD..............................    $     49.82            $     48.84                 $ 43.37
                                                                ===========            ===========                 =======
TOTAL RETURN(7).............................................          11.77%                 16.75%                 (13.26)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period...................................    $39,060,502            $30,567,680                 $36,969
Ratio of net expenses to average net assets:
  Before expense reimbursement..............................           1.89%(11)              1.70%                   1.65%(3)
  After expense reimbursement...............................           1.89%(8,11)            1.65%(8)                1.39%(3)
Ratio of net investment income (loss) to average net assets:
  Before expense reimbursement..............................          (0.46%)(11)             2.09%                   3.50%(3)
  After expense reimbursement...............................          (0.46%)(9,11)           2.14%(9)                3.76%(3)
Portfolio turnover rate(5)..................................          1,476%                 1,736%                    851%

 (1) Commencement of operations.

 (2) Not annualized.

 (3) Annualized.

 (4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

 (5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, SWAPs, futures contracts and repurchase agreements are deemed short-term securities.

 (6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

 (7) All returns reflect reinvested dividends but do not reflect the impact of taxes.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                        SMALL CAP/SHORT FUND (CONTINUED)

 (8) The operating expense ratio excluded dividends on short positions. The ratio including dividends on short positions for the years ended August 31, 2002 and 2001 was 2.31% and 1.66%, respectively.

 (9) The net investment income (loss) ratio included dividends on short positions and interest income on SWAP contracts. The ratio excluding dividends on short positions and interest income on SWAP contracts for the years ended August 31, 2002 and 2001 was (0.16%) and 2.15%, respectively.

(10) Net investment income before dividends on short positions and interest income on SWAP contracts for the year ended August 31, 2002 and 2001 was ($0.08) and $1.03, respectively.

(11) Ratio includes Advisor expense recovery of 0.01%.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the U.S. Plus Fund outstanding for the periods indicated. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Investor Class (assuming reinvestment of all dividends and distributions).

                                                                        U.S. PLUS FUND
                              ---------------------------------------------------------------------------------------------------
                                                                        INVESTOR CLASS
                              ---------------------------------------------------------------------------------------------------
                               Year Ended          Year Ended          Year Ended          Year Ended         October 20, 1997(1)
                               August 31,          August 31,          August 31,          August 31,            to August 31,
                                  2002                2001                2000                1999                   1998
                              ------------         -----------        ------------        ------------        -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING
  OF PERIOD.................  $     10.44          $    17.00         $     14.56         $      9.76              $   10.00
                              ------------         -----------        ------------        ------------             ---------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income
  (loss)(4).................        (0.02)(11)          (0.04)               0.01                0.31                   0.36
Net realized and unrealized
  gain (loss) on
  investments(6)............        (3.04)              (6.52)               2.43                4.59                  (0.58)
                              ------------         -----------        ------------        ------------             ---------
    Total from investment
      operations............        (3.06)              (6.56)               2.44                4.90                  (0.22)
                              ------------         -----------        ------------        ------------             ---------
LESS DISTRIBUTIONS:
Dividends from net
  investment income.........           --                  --                  --                  --                  (0.02)
Distributions from realized
  gains.....................           --                  --                  --               (0.10)                    --
                              ------------         -----------        ------------        ------------             ---------
    Total distributions.....           --                  --                  --               (0.10)                 (0.02)
                              ------------         -----------        ------------        ------------             ---------
NET ASSET VALUE, END OF
  PERIOD....................  $      7.38          $    10.44         $     17.00         $     14.56              $    9.76
                              ============         ===========        ============        ============             =========
TOTAL RETURN(8).............       (29.31)%            (38.59)%             16.76%              50.38%                 (2.23)%(2)
SUPPLEMENTAL DATA AND
  RATIOS:
Net assets, end of period...  $58,410,654          $9,768,307         $55,311,201         $16,472,869              $ 466,997
Ratio of net expenses to
  average net assets:
  Before expense
    reimbursement...........         1.90%               1.51%               1.50%(7)            1.52%                  2.52%(3)
  After expense
    reimbursement...........         1.65%(9)            1.50%               1.50%(7)            1.50%                  1.50%(3)
Ratio of net investment
  income (loss) to average
  net assets:
  Before expense
    reimbursement...........        (0.43)%             (0.34)%              0.05%(7)            2.32%                  2.68%(3)
  After expense
    reimbursement...........        (0.18)%(10)         (0.33)%              0.05%(7)            2.34%                  3.70%(3)
Portfolio turnover
  rate(5)...................        1,385%              1,634%              2,010%                  0%                     0%

 (1) Commencement of operations.

 (2) Not annualized.

 (3) Annualized.

 (4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

 (5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, SWAPs, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 (6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                           U.S. PLUS FUND (CONTINUED)

 (7) Ratio includes Advisor expense recovery of 0.05%.

 (8) All returns reflect reinvested dividends but do not reflect the impact of the taxes.

 (9) The operating expense ratio excluded interest expense related to SWAP contracts. The ratio including interest expense for the year ended August 31, 2002 was 1.75%.

(10) The net investment income (loss) ratio included interest expense related to SWAP contracts. The ratio excluding interest expense for the year ended August 31, 2002 was (0.08%).

(11) Net investment income (loss) before interest expense on SWAP contracts for the fiscal year ended August 31, 2002 was ($0.01).

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the U.S./Short Fund outstanding for the periods indicated. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                          U.S./SHORT FUND(7)
                                      -------------------------------------------------------------------------------------------
                                                                            INVESTOR CLASS
                                      -------------------------------------------------------------------------------------------
                                        Year Ended        Year Ended        Year Ended        Year Ended      November 7, 1997(1)
                                      August 31, 2002   August 31, 2001   August 31, 2000   August 31, 1999   to August 31, 1998
                                      ---------------   ---------------   ---------------   ---------------   -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD............................    $    37.42        $     29.33       $    34.39        $    47.30           $    50.00
                                        ----------        -----------       ----------        ----------           ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)(4).....         (0.52)(10)          0.62(10)         0.70(10)          1.05                 1.15
Net realized and unrealized gain
  (loss) on investments(6)..........          5.81               8.74            (5.76)           (13.91)               (3.85)
                                        ----------        -----------       ----------        ----------           ----------
    Total from investment
      operations....................          5.29               9.36            (5.06)           (12.86)               (2.70)
                                        ----------        -----------       ----------        ----------           ----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................         (0.19)             (1.27)              --                --                   --
Distributions from realized gains...            --                 --               --             (0.05)                  --
                                        ----------        -----------       ----------        ----------           ----------
    Total distributions.............         (0.19)             (1.27)              --             (0.05)                  --
                                        ----------        -----------       ----------        ----------           ----------
NET ASSET VALUE, END OF PERIOD......    $    42.52        $     37.42       $    29.33        $    34.39           $    47.30
                                        ==========        ===========       ==========        ==========           ==========
TOTAL RETURN(11)....................         14.23%             32.49%          (14.71)%          (26.77)%              (5.40)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period...........    $8,730,064        $20,740,626       $1,964,139        $4,392,851           $7,768,652
Ratio of net expenses to average net
  assets:
  Before expense reimbursement......          2.27%              3.41%            2.28%             1.90%                5.29%(3)
  After expense reimbursement.......          1.85%(8)           1.65%(8)         1.62%(8)          1.64%                1.57%(3)
Ratio of net investment income
  (loss) to average net assets:
  Before expense reimbursement......         (1.70)%             0.10%            1.46%             2.23%               (0.46)%(3)
  After expense reimbursement.......         (1.28)%(9)          1.86%(9)         2.12%(9)          2.49%                3.26%(3)
Portfolio turnover rate(5)..........         2,471%               867%             781%                0%                   0%

 (1) Commencement of operations.

 (2) Not annualized.

 (3) Annualized.

 (4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                          U.S./SHORT FUND (CONTINUED)


 (5) Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities. Ratio is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 (6) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

 (7) The per share data reflects a 1 for 5 reverse stock split which occurred on June 7, 1999.

 (8) The operating expense ratio excluded dividends on short positions. The ratio including dividends on short positions for the years ended August 31, 2002, 2001 and 2000 was 2.67%, 2.15% and 2.05%, respectively.

 (9) The net investment income (loss) ratio included dividends on short positions. The ratio excluding dividends on short positions for the years ended August 31, 2002, 2001 and 2000 was (0.46%), 2.36% and 2.55%,
     respectively.

(10) Net investment income (loss) before dividends on short positions for the years ended August 31, 2002, 2001 and 2000 was ($0.19), $0.78 and $0.84,
     respectively.

(11) All returns reflect reinvested dividends but do not reflect the impact of taxes.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the U.S. Government Money Market Fund outstanding for the periods indicated. The information for the fiscal year ended 2002 was audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                                U.S. GOVERNMENT MONEY MARKET FUND
                                   -------------------------------------------------------------------------------------------
                                                                         INVESTOR CLASS
                                   -------------------------------------------------------------------------------------------
                                     Year Ended        Year Ended        Year Ended        Year Ended      October 20, 1997(1)
                                   August 31, 2002   August 31, 2001   August 31, 2000   August 31, 1999   to August 31, 1998
                                   ---------------   ---------------   ---------------   ---------------   -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................    $      1.00       $      1.00       $      1.00       $      1.00         $     1.00
                                     -----------       -----------       -----------       -----------         ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)(4)......................           0.01              0.04              0.05              0.04               0.04
Net realized and unrealized gain
  (loss) on investments..........             --                --                --                --                 --
                                     -----------       -----------       -----------       -----------         ----------
    Total from investment
      operations.................           0.01              0.04              0.05              0.04               0.04
                                     -----------       -----------       -----------       -----------         ----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.........................          (0.01)            (0.04)            (0.05)            (0.04)             (0.04)
Distributions from realized
  gains..........................             --                --                --                --                 --
                                     -----------       -----------       -----------       -----------         ----------
    Total distributions..........          (0.01)            (0.04)            (0.05)            (0.04)             (0.04)
                                     -----------       -----------       -----------       -----------         ----------
NET ASSET VALUE, END OF PERIOD...    $      1.00       $      1.00       $      1.00       $      1.00         $     1.00
                                     ===========       ===========       ===========       ===========         ==========
TOTAL RETURN(5)..................           1.02%             4.45%             5.01%             3.89%              3.89%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period........    $50,803,391       $61,138,254       $16,402,144       $50,222,733         $9,370,384
Ratio of net expenses to average
  net assets:
  Before expense reimbursement...           1.03%             1.04%             1.03%             1.20%              3.70%(3)
  After expense reimbursement....           0.99%             1.00%             1.00%             0.99%              1.00%(3)
Ratio of net investment income
  (loss) to average net assets:
  Before expense reimbursement...           1.02%             4.29%             4.93%             3.68%              1.66%(3)
  After expense reimbursement....           1.06%             4.33%             4.96%             3.89%              4.36%(3)

 (1) Commencement of operations.

 (2) Not annualized.

 (3) Annualized.

 (4) Net investment income (loss) per share represents net investment income
     (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

 (5) All returns reflect reinvested dividends but do not reflect the impact of the taxes.

                              MORE INFORMATION ON
                               THE POTOMAC FUNDS

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The Funds' SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS:
The Funds' reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period.

TO OBTAIN THE SAI OR FUND REPORTS FREE OF CHARGE:

Write to:    Potomac Funds
             P.O. Box 1993
             Milwaukee, Wisconsin 53201

Call:        (800) 851-0511

By Internet: www.potomacfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC's Internet web site at http:@www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530

SEC File Number: 811-8243

                                   PROSPECTUS

                                January 2, 2003

                            [THE POTOMAC FUNDS LOGO]

                                 INVESTOR CLASS

                             100 South Royal Street
                           Alexandria, Virginia 22314

                          500 Fifth Avenue, Suite 415
                            New York, New York 10110

                                 (800) 851-0511

                                  POTOMAC FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

      100 South Royal Street                  500 Fifth Avenue, Suite 415
    Alexandria, Virginia 22314                New York, New York 10110

                                 (800) 851-0511

The Potomac Funds (the "Trust") is a management investment company, or mutual fund, which offers to the public a variety of investment portfolios. This Statement of Additional Information ("SAI") relates to the Investor Class, Advisor Class, and/or Broker Class Shares of the eleven investment portfolios of the Trust noted below.

The Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. The Funds are not designed for inexperienced or less sophisticated investors. An important feature of the Trust is that it primarily consists of pairs of Funds, each of which attempts to provide targeted returns to a specific index on a given day. The "plus" fund attempts to provide investment results that correlate to its target index, while the "short" fund attempts to provide investment results that are opposite of the return of its target index. In particular, the Funds below seek the following investment results as compared to their target indices:

FUND                                         INVESTMENT TARGET

Potomac OTC Plus Fund                        125% of the performance of the Nasdaq 100 Stock Index(TM)
Potomac OTC/Short Fund                       Inverse (opposite) of the Nasdaq 100 Stock Index(TM)
Potomac Dow 30(SM) Plus Fund                 125% of the performance of the Dow Jones Industrial Average(SM)
Potomac Dow 30(SM)/Short Fund                Inverse (opposite) of the Dow Jones Industrial Average(SM)
Potomac Small Cap Plus Fund                  125% of the performance of the Russell 2000(R) Index
Potomac Small Cap/Short Fund                 Inverse (opposite) of the Russell 2000(R) Index
Potomac MidCap Plus Fund                     125% of the performance of the S&P 400 MidCap Index(TM)
Potomac MidCap/Short Fund                    Inverse (opposite) of the S&P 400 MidCap Index(TM)
Potomac U.S. Plus Fund                       150% of the performance of the Standard & Poor's 500
                                             Composite Stock Price Index(TM)
Potomac U.S./Short Fund                      Inverse (opposite) of the Standard & Poor's 500 Composite
                                             Stock Price Index(TM)

The Trust also offers the Potomac U.S. Government Money Market Fund, which seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities. THE FUND SEEKS TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED. SHARES OF THIS FUND ARE NOT DEPOSITS OR OBLIGATIONS, OR GUARANTEED OR ENDORSED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THIS FUND IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT.

This SAI, dated January 2, 2003, is not a prospectus. It should be read in conjunction with the Trust's Prospectuses dated January 2, 2003. To receive a copy of the Prospectuses or annual reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

THE POTOMAC FUNDS.................................................................................................1

CLASSIFICATION OF THE FUNDS.......................................................................................1

INVESTMENT POLICIES AND TECHNIQUES................................................................................2

     Core Investments.............................................................................................2
     American Depositary Receipts ("ADRs")........................................................................2
     Illiquid Investments and Restricted Securities...............................................................2
     Indexed Securities...........................................................................................3
     Investments in Other Investment Companies....................................................................4
     Options, Futures and Other Strategies........................................................................5
     Repurchase Agreements.......................................................................................11
     Swap Agreements.............................................................................................11
     Short Sales.................................................................................................13
     U.S. Government Securities..................................................................................13
     Other Investment Risks and Practices........................................................................14
     Tracking Error..............................................................................................16

INVESTMENT RESTRICTIONS..........................................................................................17

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................20

MANAGEMENT OF THE TRUST..........................................................................................22

     Trustees and Officers.......................................................................................22
     Five Percent Shareholders...................................................................................26
     Investment Advisor..........................................................................................35
     Fund Administrator, Fund Accountant, Transfer Agent and Custodian...........................................37
     Distributor.................................................................................................39
     Distribution Plans..........................................................................................39
     Independent Certified Public Accountants....................................................................41

DETERMINATION OF NET ASSET VALUE.................................................................................41

PURCHASES AND REDEMPTIONS........................................................................................43

     Retirement Plans............................................................................................43
     Redemptions by Telephone....................................................................................43
     Redemption in Kind..........................................................................................44
     Receiving Payment...........................................................................................44

EXCHANGE PRIVILEGE...............................................................................................45

CONVERSION OF BROKER CLASS SHARES................................................................................45

PERFORMANCE INFORMATION..........................................................................................46

     Comparative Information.....................................................................................46

     Average Total Returns (before taxes)........................................................................47
     Yield Computations..........................................................................................54

SHAREHOLDER AND OTHER INFORMATION................................................................................55

     Shareholder Information.....................................................................................55
     Other Information...........................................................................................55

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.........................................................................56

     Dividends and Other Distributions...........................................................................56
     Taxes.......................................................................................................56

FINANCIAL STATEMENTS.............................................................................................60

                                THE POTOMAC FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). This SAI relates to eleven separate series which the Trust offers to the public: the Potomac OTC Plus Fund ("OTC Plus Fund"), the Potomac OTC/Short Fund ("OTC/Short Fund"), the Potomac Dow 30(SM) Plus Fund ("Dow 30 Plus Fund"), the Potomac Dow 30(SM)/Short Fund ("Dow 30/Short Fund"), the Potomac Small Cap Plus Fund ("Small Cap Plus Fund"), the Potomac Small Cap/Short Fund ("Small Cap Short Fund"), the Potomac MidCap Plus Fund ("MidCap Plus Fund"), the Potomac MidCap/Short Fund ("MidCap/Short Fund"), the Potomac U.S. Plus Fund ("U.S. Plus Fund"), the Potomac U.S./Short Fund ("U.S./Short Fund"), and the Potomac U.S. Government Money Market Fund ("Money Market Fund") (collectively, the "Funds"). The Trust may offer additional series to the public in the future.

The Trust offers three classes of shares: Investor Class, Advisor Class and Broker Class. This SAI relates to the classes of the following Funds:

     o Each Fund currently offers Investor Class shares ("Investor Funds") to the public. Investor Class shares are designed for sale directly for investors without a sales charge.

     o The OTC Plus, Dow 30 Plus, Small Cap Plus, U.S. Plus, U.S./Short, and Money Market Funds currently offer Advisor Class shares ("Advisor Funds") to the public. Advisor Class shares are made available through investment advisers, banks, trust companies or other authorized representatives without a sales charge but are subject to a 1.00% distribution and service fee.

     o The OTC Plus, Dow 30 Plus, Small Cap Plus, U.S. Plus, and Money Market Funds currently offer Broker Class shares ("Broker Funds") to the public. Broker Class shares are sold through brokers and dealers and are subject to a 5% maximum contingent deferred sales charge ("CDSC") declining over a six-year period.

The Funds are designed principally for experienced investors seeking an asset allocation vehicle. Except for the Money Market Fund, the Funds provide investment exposure to various securities markets. Each Fund seeks investment results that correspond on a given day to a specific target index. The terms "plus" and "short" in the Funds' names are not intended to refer to the duration of the Funds' investment portfolios. The Funds may be used independently or in combination with each other as part of an overall strategy.

                           CLASSIFICATION OF THE FUNDS

Each Fund (other than the Money Market Fund) is a "non-diversified" series of the Trust pursuant to the 1940 Act. A Fund is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

A Fund's classification as a "non-diversified" series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to meet certain diversification standards at the end of each quarter of its taxable year.

                       INVESTMENT POLICIES AND TECHNIQUES

The Funds may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objective.

CORE INVESTMENTS

In general, each Fund (except for the U.S. Plus Fund) invests at least 80% of its net assets (plus any borrowings for investment purposes) in a manner designed to provide investment returns that, for each Potomac Plus Fund, correspond to 125% of its respective indices and, for each Potomac Short Fund, that inversely correspond to its respective indices.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

The OTC Plus Fund, OTC/Short Fund, Small Cap Plus Fund, Small Cap/Short Fund, MidCap Plus Fund and MidCap/Short Fund may invest in ADRs. The OTC/Short Fund, MidCap Plus Fund, MidCap/Short Fund and Small Cap/Short Fund may sell ADRs short.

ADRs are dollar denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES

Each Fund may purchase and hold illiquid investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% (10% for the Money Market Fund) of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board of Trustees ("Board" or "Trustees") or Rafferty Asset Management, LLC ("Rafferty"), the Funds' investment adviser, has determined under Board-approved guidelines are liquid. None of the Funds, however, currently anticipates investing in such restricted securities.

The term "illiquid investments" for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days, (2) securities for which market quotations are not readily available, (3) over-the-counter ("OTC") options and their underlying collateral, (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on net asset value.

Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

INDEXED SECURITIES

Each Fund (other than the Money Market Fund) may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See "Illiquid Investments and Restricted Securities" above.

The U.S. Plus Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), and whose shares trade on the American Stock Exchange ("AMEX"). The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs, however, may not be equivalent to the pro rata value of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks.

The Dow 30 Plus Fund and the Dow 30 Short/Fund may invest in DIAMONDS(sm). DIAMONDS represent an investment in a unit investment trust ("DIAMONDS Trust"), which owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average ("DJIA"). The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA. The DIAMONDS Trust's shares trade on the AMEX. An investment in DIAMONDS is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline. Although DIAMONDS are designed to provide investment results that generally correspond to the price and yield performance of the DJIA, the DIAMONDS Trust may not be able to exactly replicate the performance of the DJIA because of trust expenses and other factors.

An investment in SPDRs and in DIAMONDS are considered investments in other investment companies, which are discussed below.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. The Money Market Fund will invest only in those investment companies that invest in the same quality of investments as the Money Market Fund. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

OPTIONS, FUTURES AND OTHER STRATEGIES

General. Each Fund (other than the Money Market Fund) may use certain options (both traded on an exchange and OTC), futures contracts (sometimes referred to as "futures") and options on futures contracts (collectively, "Financial Instruments") as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund's position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

In addition to the instruments, strategies and risks described below and in the Prospectuses, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund's investment objective and permitted by a Fund's investment limitations and applicable regulatory authorities. The Funds' Prospectuses or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectuses.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. ("Custodian"), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange ("CBOE"), the AMEX and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the Amex Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund's loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

If a Fund enters into futures contracts or options on futures contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and the premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts and options on futures contracts.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. Government Security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund's holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% (10% in the case of the Money Market
Fund) of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See "Illiquid Investments and Restricted Securities" above.

Each Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

SWAP AGREEMENTS

Each Fund may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement generally will equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

SHORT SALES

The OTC/Short Fund, Dow 30/Short Fund, Small Cap/Short Fund, MidCap Plus Fund, MidCap/Short Fund, and U.S./Short Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short and; or (2) otherwise cover the Fund's short position.

The OTC Plus Fund, Dow 30 Plus Fund, Small Cap Plus Fund and U.S. Plus Fund each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the stock being sold at no additional cost ("selling short against the box").

U.S. GOVERNMENT SECURITIES

The Money Market Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") in pursuit of its investment objective. The other Funds may invest in U.S. Government Securities in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Government Securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, the Federal National Mortgage Association ("Fannie Mae"), the Farmers Home Administration, the Export-Import Bank of the

United States, the Small Business Administration, the Government National Mortgage Association ("Ginnie Mae"), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Money Market Fund will invest in securities of agencies and instrumentalities only if Rafferty is satisfied that the credit risk involved is acceptable.

Yields on short-, intermediate- and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund's portfolio investments in U.S. Government Securities, while a decline in interest rates generally would increase the market value of a Fund's portfolio investments in these securities.

OTHER INVESTMENT RISKS AND PRACTICES

Borrowing. The OTC Plus Fund, Dow 30 Plus Fund, Small Cap Plus Fund, MidCap Plus Fund, MidCap/Short Fund and U.S. Plus Fund may borrow money for investment purposes, which is a form of leveraging. However, the MidCap/Short Fund currently does not intend to engage in such investments. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund's net asset value and on a Fund's investments. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Each Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, each Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% (15% in the case of the Money Market Fund) of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with the Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund's portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. The Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on four business days' notice or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, frequently will redeem Fund shares, as well as exchange their Fund shares for shares of other Funds. A Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby causing a high portfolio turnover. Because each Fund's portfolio turnover rate depends largely on the purchase, redemption and exchange activity of its investors, it is difficult to estimate each Fund's actual turnover rate.

A Fund's portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund's investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund's portfolio turnover rate, except for the Money Market Fund, calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds' performance.

TRACKING ERROR

Several factors may affect the Funds' ability to track the performance of their applicable indices. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund's portfolio holdings to comply with that Fund's investment restrictions or policies, or regulatory or tax law requirements; and
(7) market movements that run counter to a leveraged Fund's investments (which will cause divergence between the Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund's short-term performance will reflect such deviation from its target index.

In the case of the Funds whose net asset values are intended to move inversely from their target indices (the OTC/Short Fund, Dow 30/Short Fund, Small Cap/Short Fund, MidCap/Short Fund and U.S./Short Fund) the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between a Fund and the return of its applicable target index on a daily basis, the symmetry between the changes in the benchmark and the changes in the Fund's net asset value can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect inverse correlation with its target index on every trading day over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in the Fund's net asset value by a percentage that is somewhat greater than the percentage that the index's returns decreased. Conversely, if a Fund maintained a perfect inverse correlation with its target index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease of the Fund's net asset value by a percentage that would be somewhat less than the percentage that the index returns increased.

                             INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectuses, each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a "vote of the majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

EACH FUND HAS ADOPTED THE FOLLOWING FUNDAMENTAL INVESTMENT POLICY that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

         Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

EACH FUND, EXCEPT THE MONEY MARKET FUND, HAS ADOPTED THE FOLLOWING INVESTMENT
LIMITATIONS:

A Fund shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.   Underwrite securities of any other issuer.

3.   Purchase, hold, or deal in real estate or oil and gas interests.

4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except
     (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments, (2) as otherwise permitted herein and in Investment Limitations Nos. 5, 7, and 8, and (3) the OTC/Short Fund, Dow 30/Short Fund, Small Cap/Short Fund, MidCap Plus Fund, MidCap/Short Fund and U.S./Short Fund may make short sales of securities.

5. Pledge, mortgage, or hypothecate the Fund's assets, except (1) to the extent necessary to secure permitted borrowings, (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis, and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6. Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

EACH FUND, EXCEPT THE OTC PLUS FUND, DOW 30 PLUS FUND, SMALL CAP PLUS FUND, MIDCAP PLUS FUND, MIDCAP/SHORT FUND AND U.S. PLUS FUND, HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATION:

A Fund shall not:

7. Borrow money, except (1) as a temporary measure for extraordinary or emergency purposes and then only in amounts not to exceed 5% of the value of the Fund's total assets, (2) in an amount up to 33 1/3% of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities, (3) to enter into reverse repurchase agreements, and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

THE OTC PLUS FUND, DOW 30 PLUS FUND, SMALL CAP PLUS FUND AND U.S. PLUS FUND HAVE ADOPTED THE FOLLOWING INVESTMENT LIMITATION:

A Fund shall not:

8. Make short sales of portfolio securities or purchase any portfolio securities on margin but may make short sales "against the box," obtain such short-term credits as are necessary for the clearance of transactions, and make margin payments in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

THE OTC PLUS FUND, DOW 30 PLUS FUND, SMALL CAP PLUS FUND, MIDCAP PLUS FUND, MIDCAP/SHORT FUND AND U.S. PLUS FUND HAVE ADOPTED THE FOLLOWING INVESTMENT
LIMITATION:

A Fund shall not:

9. Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets), (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund's total assets, (3) to enter into reverse repurchase agreements, and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

EACH FUND, EXCEPT THE OTC PLUS FUND AND OTC/SHORT FUND, HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATION:

A Fund shall not:

10. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE OTC PLUS FUND AND THE OTC/SHORT FUND HAVE ADOPTED THE FOLLOWING INVESTMENT
LIMITATION:

A Fund shall not:

11. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except for the software and hardware industries when the percentage of the securities of either industry constitutes more than 25% of the Nasdaq Index. There shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE MONEY MARKET FUND HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATIONS:

The Money Market Fund shall not:

1. Make loans, except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

2. Lend the Fund's portfolio securities in excess of 15% of its total assets. Any loans of the Fund's portfolio securities will be made according to guidelines established by the Trustees, including the maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

3.   Underwrite securities of any other issuer.

4.   Purchase, hold, or deal in real estate or oil and gas interests.

5. Issue senior securities, except as permitted by the Fund's investment objective and policies.

6. Purchase or sell physical commodities; provided, however, that this investment limitation does not prevent the Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

7. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

8. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings or in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amount borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities; provided, however, that this investment limitation does not prevent the Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

In addition, the Money Market Fund does not presently intend to purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors and collars.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Funds, Rafferty seeks best execution of trades either (1) at the most favorable price and efficient execution of transactions or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and

Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty's investment advisory fee to be paid by the Funds.

Purchases and sales of U.S. Government Securities normally are transacted through issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by each of the following Funds as well as the total value of the corresponding transactions for the three fiscal periods ended August 31, 2002 are shown in the tables below.

                                                                  TOTAL VALUE OF BROKERAGE
     OTC PLUS FUND                       BROKERAGE FEES PAID          TRANSACTIONS ($)
     -------------                       -------------------      ------------------------
2002                                     $           13,005         $      387,342,930
2001                                     $           19,858         $      954,010,831
2000                                     $           56,097         $    1,054,465,605

                                                                  TOTAL VALUE OF BROKERAGE
     OTC/SHORT FUND                      BROKERAGE FEES PAID          TRANSACTIONS ($)
     --------------                      -------------------      ------------------------
2002                                     $            6,844         $      197,239,050
2001                                     $            3,272         $      151,520,115
2000                                     $            2,465         $      192,774,715

                                                                  TOTAL VALUE OF BROKERAGE
   DOW 30 PLUS FUND                      BROKERAGE FEES PAID          TRANSACTIONS ($)
   ----------------                      -------------------      ------------------------
2002                                     $          277,072         $    1,021,348,678
2001                                     $           67,523         $       59,810,362
12/2/99-8/31/00                          $          194,005         $      612,095,452

                                                                  TOTAL VALUE OF BROKERAGE
  SMALL CAP PLUS FUND                    BROKERAGE FEES PAID          TRANSACTIONS ($)
  -------------------                    -------------------      ------------------------
2002                                     $          181,144         $    1,450,100,304
2001                                     $          252,652         $    2,793,328,948
2000                                     $        1,163,429         $    1,974,684,174

                                                                  TOTAL VALUE OF BROKERAGE
  SMALL CAP/SHORT FUND                   BROKERAGE FEES PAID          TRANSACTIONS ($)
  --------------------                   -------------------      ------------------------
2002                                     $          217,432         $    2,284,842,447
2001                                     $           18,405         $      604,733,730
12/21/99-8/31/00                         $           45,782         $      580,923,894

                                                                  TOTAL VALUE OF BROKERAGE
     U.S. PLUS FUND                      BROKERAGE FEES PAID          TRANSACTIONS ($)
     --------------                      -------------------      ------------------------
2002                                     $          129,603         $    1,151,334,019
2001                                     $          176,389         $    1,662,838,093
2000                                     $          162,823         $    2,706,238,032

                                                                  TOTAL VALUE OF BROKERAGE
    U.S./SHORT FUND                      BROKERAGE FEES PAID          TRANSACTIONS ($)
    ---------------                      -------------------      ------------------------
2002                                     $           75,177         $      449,949,385
2001                                     $            8,025         $       89,505,587
2000                                     $            9,287         $      288,108,034

The increase in brokerage commissions paid by the Dow 30 Plus and Small Cap/Short Funds from 2001 and 2002, was due to an increased volume of securities trading. The Dow 30/Short Fund commenced operations on November 4, 2002 and has not reported any brokerage commissions prior to the date of this SAI. Aggregate brokerage commissions were not paid by the MidCap Plus Fund or MidCap/Short Fund, as these Funds had not commenced operations prior to the date of this SAI.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. The Trustees are responsible for managing the Funds' business affairs and for exercising all of the Funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust. Each Trustee of the Trust also serves on the Board of the Potomac Insurance Trust, the other registered investment company in the Potomac mutual fund complex. The Board oversees a total of 40 portfolios in the Potomac mutual fund complex, of which 9 are currently operational. Unless otherwise noted, an individual's business address is 500 Fifth Avenue, Suite 415, New York, New York 10110.

                               POSITION, TERM OF OFFICE AND                 PRINCIPAL OCCUPATION
                                LENGTH OF TIME SERVED WITH                 DURING PAST FIVE YEARS
NAME, AGE AND ADDRESS                  THE TRUST                          AND CURRENT DIRECTORSHIP
---------------------          ----------------------------               ------------------------

INTERESTED TRUSTEES            TERM: Lifetime of Trust until
                               removal or resignation

Lawrence C. Rafferty* (59)     Chief Executive Officer,         Chairman and Chief Executive Officer of
                               Chairman of the Board of         Rafferty, 1997-present; Chief Executive
                               Trustees since 1997              Officer of Rafferty Companies, LLC,
                                                                1996-present; Chief Executive Officer of
                                                                Cohane Rafferty Securities, Inc.,
                                                                1987-present (investment banking); Chief
                                                                Executive Officer of Rafferty Capital
                                                                Markets, Inc., 1995-present; Trustee of
                                                                Fairfield University.


Jay F. Higgins* (57)           Trustee since 1997               Principal of Bengal Partners, LLC since 2002.

DISINTERESTED TRUSTEES         TERM: Lifetime of Trust
                               until removal or resignation

Daniel J. Byrne (58)           Trustee since 1997               President and Chief Executive Officer of
                                                                Byrne Securities Inc., 1992-present;
                                                                Trustee, The Opening Word Program, Wyandanch,
                                                                New York.

Kevin G. Boyle (54)            Trustee since 2002               President, Kevin G. Boyle Securities, Inc.,
                                                                1981 to Present.

Gerald E. Shanley III (59)     Trustee since 1997               Business Consultant, 1985-present; Trustee of
                                                                Estate of Charles S. Payson, 1987-present.

OFFICERS                       TERM: One year

Daniel D. O'Neill (34)         President since 1999             Managing Director of Rafferty, 1999-present;
                                                                Portfolio Manager, Hermitage Capital
                                                                Management, 1998-1999; Associate, Akin, Gump,
                                                                Strauss, Hauer & Feld, LLP, 1995-1998 (law
                                                                firm).

Timothy P. Hagan (60)          Vice President since 2001;       Vice President of Rafferty, 1997-present.
100 S. Royal Street            Chief Financial Officer
Alexandria, VA 22314           1997-2001

Philip A. Harding (59)         Senior Vice President since      Vice President of Rafferty, 1997-present.
                               1997

                               POSITION, TERM OF OFFICE AND                 PRINCIPAL OCCUPATION
                                LENGTH OF TIME SERVED WITH                 DURING PAST FIVE YEARS
NAME, AGE AND ADDRESS                  THE TRUST                          AND CURRENT DIRECTORSHIP
---------------------          ----------------------------               ------------------------
OFFICERS (CONTINUED)           TERM: One Year

Mark D. Edwards (44)           Vice President since 2002;       Vice President of Rafferty, 1997 to present.
100 S. Royal Street            Chief Financial Officer
Alexandria, VA 22314           2001-2002; Vice President
                               1997-2001

Jesse J. Noel (32)             Chief Financial Officer          Assistant Vice President of Rafferty, 2000 to
100 S. Royal Street            since 2002                       present; Mutual Fund Accountant, U.S. Bancorp
Alexandria, VA 22314                                            Funds Services, 1997-1999.

Robert J. Zutz (49)            Secretary since 1997             Partner, Kirkpatrick & Lockhart LLP (law
1800 Massachusetts Ave.                                         firm).
Washington, DC 20036

Eric W. Falkeis (29)           Assistant Secretary since        Vice President, U.S. Bancorp Fund Services
615 East Michigan Street       1997                             LLC, 1997-present; Audit Senior with
Milwaukee, WI 53202                                             PricewaterhouseCoopers LLP, 1995-1997.

----------

* Mr. Rafferty and Mr. Higgins are affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and Mr. Higgins owns a beneficial interest in Rafferty.

The Trust has an Audit Committee, consisting of Messrs. Byrne, Boyle and Shanley. The members of the Audit Committee are not "interested" persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust's independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee did not meet during the most recent fiscal year.

The Trust also has a nominating committee, consisting of Messrs. Byrne, Boyle and Shanley, each of who is a disinterested member of the Board. The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The nominating committee also evaluates and nominates Board member candidates. The nominating committee does not have a policy regarding the consideration of nominees recommended by shareholders. The Nominating Committee did not meet during the Trust's most recent fiscal year.

The following table shows the amount of equity securities in the Funds owned by the Trustees as of the calendar year ended December 31, 2001:

DOLLAR RANGE OF EQUITY         INTERESTED                     DISINTERESTED
SECURITIES OWNED:              TRUSTEES:                      TRUSTEES:
----------------------         ----------                     -------------

                               Lawrence C.      Jay           Kevin G.             Daniel J.      Richard          Gerald E.
                               Rafferty         Higgins       Boyle**              Byrne          Jackson***       Shanley III

OTC Plus Fund                  Over $100,000    $ 0           $ 0                  $      0       $ 0              $ 0

OTC/ Short Fund                $ 0              $ 0           $ 0                  $      0       $ 0              $ 0

Dow 30(SM) Plus Fund           Over $100,000    $ 0           $ 0                  $      0       $ 0              $ 0

Dow 30(SM)/Short Fund          $ 0              $ 0           $ 0                  $      0       $ 0              $ 0

Small Cap Plus Fund            $10,001-         $ 0           $ 0                  $      0       $ 0              $ 0
                               $50,000

Small Cap/Short Fund           $ 0              $ 0           $ 0                  $      0       $ 0              $ 0

MidCap Plus Fund*              $ 0              $ 0           $ 0                  $      0       $ 0              $ 0

MidCap/Short Fund*             $ 0              $ 0           $ 0                  $      0       $ 0              $ 0

U.S. Plus Fund                 $ 0              $ 0           $ 0                  $      0       $ 0              $ 0

U.S./ Short Fund               $ 0              $ 0           $ 0                  $      0       $ 0              $ 0

Money Market Fund              Over $100,000    $ 0           $ 0                  $ 50,000-      $ 0              $ 0
                                                                                   $100,000

Aggregate Dollar Range of      Over $100,000    $ 0           $ 0                  $ 50,000-      $ 0              $ 0
Equity Securities in the                                                           $100,000
Potomac Funds

* As of the date of this SAI, the Mid Cap Plus and Mid Cap/Short Funds had not yet commenced operations.

** Mr. Boyle was elected to the Board of Trustees on December 11, 2002.

*** Mr. Jackson resigned from the Board of Trustees effective December 10, 2002.

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust's prior fiscal year ended August 31, 2002.

                                                                                                         Aggregate
                                    Aggregate         Pension or Retirement    Estimated Annual      Compensation From
                                Compensation From   Benefits Accrued As Part    Benefits Upon        the Trust Paid to
 Name of Person, Position           the Trust        of the Trust's Expenses      Retirement            the Trustees
 ------------------------       -----------------   ------------------------   ----------------      -----------------

INTERESTED TRUSTEES

Lawrence C. Rafferty              $            0         $            0         $            0         $            0

Jay F. Higgins                    $        8,000         $            0         $            0         $        8,000

DISINTERESTED TRUSTEES

Kevin G. Boyle*                   $            0         $            0         $            0         $            0

Daniel J. Byrne                   $        8,000         $            0         $            0         $        8,000

Richard G. Jackson*               $        8,000         $            0         $            0         $        8,000

Gerald E. Shanley III             $        8,000         $            0         $            0         $        8,000

* Mr. Boyle was elected to the Board of Trustees on December 11, 2002.

** Mr. Jackson resigned from the Board of Trustees effective December 10, 2002.

FIVE PERCENT SHAREHOLDERS

Listed below are shareholders who owned of record or were known by the Funds to own beneficially five percent or more of the outstanding shares of the Funds as of November 30, 2002. The Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.

U.S. PLUS FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Charles Schwab & Co., Inc.                                   39.64%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr., Suite 700
Denver, CO 80246

FTC & Co.                                                    20.66%
Attn: Datalynx House A/C
P.O. Box 3865
Denver, CO 80217-3736

IMS & Co.                                                    17.86%
For the Exclusive Benefit of Customers
P.O. Box 3865
Englewood, CO 80155-3865

U.S./SHORT FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Trust Company of America                                     23.56%
P.O. Box 6503
Englewood, CO 80155-6503

Charles Schwab & Co., Inc.                                   23.44%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr., Suite 700
Denver, CO 80246

National Financial Services                                  13.63%
Corp for the Exclusive Benefit of our Customers
1 World Financial Ctr.
200 Liberty Street
New York, NY 10281-1003

National Financial Services                                  11.28%
Corp for the Exclusive Benefit of our Customers
55 Water St. Fl.32
New York, NY 10041-0028

Brwon & Co. Securities Corp FBO 81091774                      5.26%
1 Beacon St. Suite 18
Boston, MA 02108-3106

OTC PLUS FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Charles Schwab & Co., Inc.                                   45.57%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr., Suite 700
Denver, CO 80246

Trust Company of America                                     12.92%
FBO HZI
P.O. Box 6503
Englewood, CO 80155-6503

National Financial Services, Corp.                           11.42%
For the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York, NY 10281-1003

Centurion Trust Company                                       6.80%
2425 E. Camelback Rd.
Suite 530
Phoenix, AZ 85016-9218

National Investor Services Corp.                              5.08%
For the Exclusive Benefit of our Customers
55 Water Street
New York, NY 10041-3299

OTC/ SHORT FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Charles Schwab & Co., Inc.                                   29.79%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr., Suite 700
Denver, CO 80246

Turtle & Co.                                                 11.30%
C/O State Street Bank Tr
P.O. Box 9427
Boston, MA 02209-9427

National Financial Services                                  10.63%
Corp for the Exclusive Benefit of our Customers
1 World Financial Ctr.
200 Liberty Street
New York, NY 10281-1003

Donaldson Lufkin & Jenrette                                   5.85%
Securities Corporation
1 Pershing Plz Fl 14
Jersey City, NJ 07399-0001

National Investor Services Corp.                              5.37%
Corp for the Exclusive Benefit of our Customers
55 Water St. Fl.32
New York, NY 10041-0028

SMALL CAP PLUS FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Charles Schwab & Co., Inc.                                   67.57%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr., Suite 700
Denver, CO 80246

IMS & Co                                                     24.26%
For the Exclusive Benefit of our Customers
P.O. Box 3865
Englewood, CO 80155-3855

SMALL CAP/SHORT FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Charles Schwab & Co., Inc.                                   62.55%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr., Suite 700
Denver, CO 80246

National Financial Services                                  20.05%
Corp for the Exclusive Benefit of our Customers
1 World Financial Ctr.
200 Liberty Street
New York, NY 10281-1003

National Investor Services Corp.                              8.51%
Corp for the Exclusive Benefit of our Customers
55 Water St. Fl.32
New York, NY 10041-3299

U.S. GOVERNMENT MONEY MARKET FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Trust Company of America                                     26.42%
FBO HZI
Englewood, CO 80155-6503

FOBCO A Partnership Moderate                                 15.97%
Union Planters
P.O. Box 523
Belleville, IL 62222-0523

FOBCO A Partnership Equity                                    6.59%
Union Planters
P.O. Box 523
Belleville, IL 62222-0523

DOW 30 PLUS FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Charles & Schwab & Co., Inc.                                 31.86%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr.
Suite 700
Denver, CO 80246

Trust Company of America                                     20.35%
FBO PSI
P.O. Box 6503
Englewood, Co 80155-6503

National Financial Services Corp.                            12.59%
For the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York, NY 10281-1003

Trust Company of America                                     11.36%
FBO FP12
P.O. Box 6503
Englewood, CO 80155-6503

IMS & Co.                                                    11.29%
For the Exclusive Benefit of our Customers
P.O. Box 3865
Englewood, CO 80155-3865

DOW 30 SHORT FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
National Investor Services Corp.                             51.63%
For the Exclusive Benefit of our Customers
55 Water Street FL 32
New York, NY 10041-0028

Trust Company of America                                     35.49%
FBO PAG
7103 S. Revere Pkwy
Englewood, CO 80112-3936

Phillip D. Cook                                               8.38%
1104 Lisadale Cir. Apt. 2A
Baltimore, MD 21228-3562

U.S. PLUS FUND - ADVISOR CLASS

NAME                                                    PERCENTAGE
Glenn G. Turner                                              44.54%
IRA R/O
225 East Drive
Lebanon, IN 46052-1221

Tung Hing Lee Roth IRA                                       19.06%
80 Bay 50th Street
Brooklyn, NY 11214-6918

Lun Ho Lee Roth IRA                                          18.06%
80 Bay 50th St.
Brooklyn, NY 11214-6918

Ziggy Leung Roth IRA                                         16.54%
33 Bernadette Rd.
Morganville, NJ 07751-4005

U.S./SHORT FUND - ADVISOR CLASS

NAME                                                    PERCENTAGE
David L. Dault IRA Rollover                                   8.77%
2645 W. Marion Avenue Apt. 511
Punta Gorda, FL 33950-5938

Edward R. Friedrich IRA Rollover                              8.25%
1342 Presidents Landing Dr.
O Fallon, MO 63366-8480

Harley A. Krieger IRA Rollover                                5.83%
2513 Fox Bridge Ct.
Lake Saint Louis, Mo 63367-2507

Terence J. Carmody IRA Rollover                               5.82%
4800 Eagleview Dr. Unit 124
Osage Beach, MO 65065-2993

Nancy A Piepenbrink IRA Rollover                              5.39%
5308 Ville Maria Ln.
Hazelwood, MO 63042-1144

Harry G. Herbst IRA Rollover                                  5.07%
3708 Hawks Rest Rd.
Pacific, MO 63069-2527

OTC PLUS FUND - ADVISOR CLASS

NAME                                                    PERCENTAGE
Lung Hwa Wang                                                14.89%
Shu Yuau Want Jt Ten
14912 Rockhill Dr.
Hacienda Heights, CA 91745-3928

Bear Stearns Securities Corp                                 11.29%
FBO 163-97426-16
1 Metrotech Center North
Brooklyn, NY 11201-3870

First Clearing Corp A/C 8676-6345                             7.16%
Jettie B. Wilson Rev Liv Trust
Jeff K. Wilson TTEE
27903 Kafir Rd.
Carl Junction, MO 64834-5141

Bear Stearns Securities Corp                                  6.89%
FBO 163-07370-11
1 Metrotech Center North
Brooklyn, NY 11201-3870

First Clearing Corp A/C 8250-4046                             5.31%
Wendell W. Lentz IRA
FCC as Custodian
613 N. Western
Girard, KS 66743-2206

SMALL CAP PLUS FUND - ADVISOR CLASS

NAME                                                    PERCENTAGE
Tiny C. Pfennighausen & Alfred C. Pfennighausen              24.07%
6735 E. 51st Place
Tulsa, OK 74145-7602

Belzarah J. Wallis Tr.                                       13.55%
Belzarah J. Wallis Rev.
Intervivos Trust DTD June 16, 1999
3327 Bunker St.
Claremore, OK 74017-4929

Hosea M. Wallis Tr.                                          12.47%
Hosea M. Wallis Rev. Intervivos
Trust U/A DTD June 16, 1999
3327 Bunker St.
Claremore, OK 74017-4929

N Inez Fuchs Tr.                                              9.68%
N Inez Fuchs 2001 Trust Agreement
RR 2 Box 76
Sayre, OK 73662-9542

Alan D. Durland                                               9.53%
TOD
1904 S. College Avenue
Tulsa, OK 74104-6124

U.S. GOVERNMENT MONEY MARKET FUND - ADVISOR CLASS

NAME                                                    PERCENTAGE
Trust Company of America                                      8.07%
FBO Bay
7103 S. Revere Pkwy.
Englewood, CO 80112-3936

Dieter H. Patzhold                                            6.11%
IRA Rollever
12041 Greenwalk Dr.
Saint Louis, MO 63146-4743

George J. Hammerschmidt                                       5.63%
IRA Rollover
15610 Stable Brook Cir.
Cypress, TX 77429-7056

Alan J. Geiger IRA Rollover                                   5.33%
7217 Riverside Dr.
Powell, OH 43065-7802

DOW 30 PLUS FUND-ADVISOR CLASS

NAME                                                    PERCENTAGE
Bear Stearns Securities Corp.                                30.59%
FBO 163-97426-16
1 Metrotech Center North
Brooklyn, NY 11201-3870

Bear Stearns Securities Corp.                                24.94%
FBO-163-97173-11
1 Metrotech Center North
Brooklyn, NY 11201-3870

Glen G. Turner IRA R/O                                       17.27%
225 East Dr.
Lebanon, IN 46052-1221

Bear Stearns Securities Corp.                                14.84%
FBO 163-07370-11
1 Metrotech Center North
Brooklyn, NY 11201-3870

Bear Stearns Securities Corp.                                 5.18%
FBO 163-07043-18
1 Metrotech Center North
Brooklyn, NY 11201-3870

U.S. PLUS FUND - ADVISOR CLASS

NAME                                                    PERCENTAGE
Donaldson Lufkin Jenrette                                    17.97%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Painewebber for the Benefit of USB                            8.29%
Painewebber CDN FBO
Loren D. Miller IRA
P.O. Box 3321
Weehawken, NJ 07086-8154

Painewebber for the Benefit of UBS                            5.33%
Painewebber CDN FBO
P.O. Box 3321
Weehawken, NJ 07086-8154

OTC PLUS FUND - BROKER CLASS

NAME                                                    PERCENTAGE
Donaldson Lufkin Jenretter                                   23.31%
Securities Corporation
P.O. Box 2052
Jersey City, NJ 07303-2052

Painewebber for the Benefit of UBS                            6.25%
Painwebber CDN FBO
Susan Charisse Truelove IRA
P.O. Box 3321
Weehawken, NJ 07086-8154

DOW 30 PLUS FUND - BROKER CLASS

NAME                                                    PERCENTAGE
First Clearing Corp.                                         18.21%
A/C 1234-4790
Glenda Autry
Special Account
303 Sherrin Drive
Ripley, TN 38063-2028

First Clearing Corp.                                         10.67%
A/C 8112-7917
Steven R. Stone (IRA)
FCC As Custodian
1570 Stonehedge Drive
Southhaven, MS 38671-8875

First Clearing Corp                                           8.06%
A/C 3688-6516
C L Gray Jr. (IRA)
FCC As Custodian
1794 Castille Dr.
Orange Park, FL 32003-7042

* As a shareholder owning voting securities in excess of 25%, this person may determine the outcome of any matter affecting, and voted on by shareholders of, the above funds.

INVESTMENT ADVISOR

Rafferty Asset Management, LLC, 500 Fifth Avenue, Suite 415, New York, New York 10110, provides investment advice to the Funds. Rafferty was organized as a New York limited liability corporation in June 1997.

Under an Investment Advisory Agreement between the Trust, on behalf of the Funds, and Rafferty ("Advisory Agreement"), Rafferty provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectuses. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty the following fee at an annual rate based on its average daily net assets of:

                  Plus Funds                         0.75%
                  Short Funds                        0.90%
                  Money Market Fund                  0.50%

Rafferty has voluntarily agreed to reimburse the Investor Class Funds for other expenses through August 31, 2003 to the extent that the Investor Class Funds' total annual operating expenses exceed 1.75% for the Investor Class Plus Funds, 1.95% for the Investor Class Short Funds, and 1.00% for the Investor Class Money Market Fund. In addition, Rafferty has voluntarily agreed to reimburse the Advisor Class Funds for other expenses through November 15, 2002 to the extent that the Advisor Class Funds' total annual operating expenses exceed 2.75% for the Advisor Plus Funds, 2.95% for the Advisor Class Short Funds and 2.00% for the Advisor Class Money Market Fund. In addition, Rafferty has voluntarily agreed to reimburse the Broker Class Funds for other expenses through August 31, 2003 to the extent that the Broker Class Funds' total annual operating expenses exceed 2.50% for the Broker Class Plus Funds and 2.00% for the Broker Class Money Market Fund. If overall expenses fall below these percentage limitations, then the Investor Class Funds, Advisor Class Funds or Broker Class Funds may reimburse Rafferty within the following three fiscal years.

Rafferty agrees that it will only recover previously covered expenses prior to December 18, 2001 if Class expenses fall below the contractual limitations at that time within the following three years. After December 18, 2001, a Class may reimburse Rafferty any expenses Rafferty covers under the voluntary limits within the following three fiscal years if overall Class expenses fall below the current voluntary limitations.

The tables below show the amount of advisory fees paid by each of the following Funds and the amount of fees waived and/or absorbed by Rafferty over the last three fiscal periods ended August 31, 2002.

                                                                    Waived fees and/or expenses
         OTC PLUS FUND                   Advisory Fees Paid             absorbed by Advisor
         -------------                   ------------------         ---------------------------
2002                                     $          217,205         $            1,600
2001                                     $          606,358         $              967
2000                                     $        1,368,724         $            1,061

                                                                    Waived fees and/or expenses
         OTC/SHORT FUND                  Advisory Fees Paid             absorbed by Advisor
         --------------                  ------------------         ---------------------------
2002                                     $           76,361         $                0
2001                                     $           52,469         $           28,654
2000                                     $           71,297         $            4,411

                                                                    Waived fees and/or expenses
        DOW 30 PLUS FUND                 Advisory Fees Paid             absorbed by Advisor
        ----------------                 ------------------         ---------------------------
2002                                     $          251,117         $                0
2001                                     $          144,226         $            9,190
12/2/99-8/31/00                          $           67,941         $            1,588

                                                                    Waived fees and/or expenses
      SMALL CAP PLUS FUND                Advisory Fees Paid             absorbed by Advisor
      -------------------                ------------------         ---------------------------
2002                                     $          202,744         $            5,470
2001                                     $          228,250         $           14,114
2000                                     $          259,623         $            2,305

                                                                    Waived fees and/or expenses
      SMALL CAP/SHORT FUND               Advisory Fees Paid             absorbed by Advisor
      --------------------               ------------------         ---------------------------
2002                                     $          441,892         $                0
2001                                     $           96,439         $            5,303
12/21/99-8/31/00                         $           45,510         $           13,344

                                                                    Waived fees and/or expenses
        U.S. PLUS FUND                   Advisory Fees Paid             absorbed by Advisor
        --------------                   ------------------         ---------------------------
2002                                     $          128,538         $           44,465
2001                                     $          168,988         $            2,550
2000                                     $          220,709         $                0

                                                                    Waived fees and/or expenses
        U.S./SHORT FUND                  Advisory Fees Paid             absorbed by Advisor
        ---------------                  ------------------         ---------------------------
2002                                     $           64,015         $           30,122
2001                                     $           24,669         $           48,239
2000                                     $           34,964         $           25,542

                                                                    Waived fees and/or expenses
       MONEY MARKET FUND                 Advisory Fees Paid             absorbed by Advisor
       -----------------                 ------------------         ---------------------------
2002                                     $          391,889         $           66,583
2001                                     $          454,843         $           39,683
2000                                     $          252,087         $           13,047

The Dow 30/Short Fund commenced operations on November 4, 2002 and has not reported payment of advisory fees prior to the date of this SAI. Advisory fees were not paid by the MidCap Plus Fund or MidCap/Short Fund, as these Funds had not commenced operations prior to the date of this SAI.

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act. In renewing the Advisory Agreement, the Trustees considered, among other matters: (1) the nature and quality of services provided by Rafferty, including investment performance; (2) the cost to Rafferty in providing its services and its profitability; (3) whether the Funds and their shareholders benefit from any economies of scale; (4) whether Rafferty receives fall-out benefits that should be taken into consideration in negotiating the fee; and (5) the fees paid by comparable investment companies.

The Advisory Agreement continues in force for an initial period of two years after the date of its approval. The Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Rafferty or the Trust, and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on 60 days' written notice either by the Trust or Rafferty.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, the Trust, Rafferty and the distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

FUND ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND CUSTODIAN

U.S. Bancorp Fund Services, LLC ("Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds. U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement ("Service Agreement") between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Funds' average daily net assets of .09% of the first $1 billion, .08% of the next $1 billion of the Funds' average daily net assets, ..07% of the next $1 billion of the Funds' average daily net assets, .06% of the next $1 billion of the Funds' average daily net assets and .05% of the remaining balance, subject to an overriding minimum of $265,000.

The tables below show the amount of fees paid by each of the following Funds to the Administrator over the last three fiscal periods ended August 31, 2002.

OTC PLUS FUND                          FEES PAID TO THE ADMINISTRATOR
-------------                          ------------------------------
2002                                  $     29,134
2001                                  $     78,168
2000                                  $    188,522

OTC/SHORT FUND                         FEES PAID TO THE ADMINISTRATOR
-------------                          ------------------------------
2002                                  $     10,571
2001                                  $     10,102
2000                                  $      8,243

DOW 30 PLUS FUND                       FEES PAID TO THE ADMINISTRATOR
-------------                          ------------------------------
2002                                  $     31,681
2001                                  $     23,849
12/2/99-8/31/00                       $      9,983

SMALL CAP PLUS FUND                    FEES PAID TO THE ADMINISTRATOR
-------------                          ------------------------------
2002                                  $     27,720
2001                                  $     33,863
2000                                  $     35,458

SMALL CAP/SHORT FUND                   FEES PAID TO THE ADMINISTRATOR
-------------                          ------------------------------
2002                                  $     36,590
2001                                  $     14,279
12/21/99-8/31/00                      $      5,521

U.S. PLUS FUND                         FEES PAID TO THE ADMINISTRATOR
-------------                          ------------------------------
2002                                  $     21,313
2001                                  $     26,886
2000                                  $     30,693

U.S./SHORT FUND                        FEES PAID TO THE ADMINISTRATOR
-------------                          ------------------------------
2002                                  $     12,210
2001                                  $      8,397
2000                                  $      3,940

MONEY MARKET FUND                      FEES PAID TO THE ADMINISTRATOR
-------------                          ------------------------------
2002                                  $     61,623
2001                                  $     87,043
2000                                  $     53,466

The Dow 30/Short Fund commenced operations on November 4, 2002 and has not reported payment fees paid to the Administrator prior to the date of this SAI. Administration fees were not paid by the MidCap Plus Fund or MidCap/Short Fund, as these Funds had not commenced operations prior to the date of this SAI.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC ("Fund Accountant"), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant a fee based on the Funds' average daily net assets of .09% of the first $500 million, .05% of the next $500 million of the Funds' average daily net assets and .025% of the remaining balance, subject to an overriding minimum of $320,000.

The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. also serves as the Custodian of the Funds' assets. Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds' portfolios.

DISTRIBUTOR

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended August 31, 2002, the Distributor received $82,950 as compensation from Rafferty for distribution services.

DISTRIBUTION PLANS

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted separate plans for the Investor Class ("Investor Class Plan"), the Advisor Class ("Advisor Class Plan") and the Broker Class ("Broker Class Plan") of each Fund pursuant to which each Fund may pay certain expenses incurred in the distribution of that Class' shares and the servicing and maintenance of existing Class shareholder accounts. Pursuant to each Plan, a Fund may pay up to 1.00% of its average daily net assets. However, for the Investor Class Plan, the Board has authorized each Fund to pay distribution and services fees only in an amount equal to the difference between a Fund's total annual operating expenses and the contractual limit on total annual operating expenses of 1.75% for the Plus Funds and 1.95% for the Short Funds.

Each Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving each Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.

The tables below show the amount of 12b-1 fees paid by each of the following Funds for the Investor Class, Broker Class and Advisor Class, respectively, for the fiscal periods ended August 31, 2002.

OTC PLUS FUND                          12b-1 FEES PAID
-------------                          ---------------
Investor Class                         $     58,621
Broker Class                           $      5,055
Advisor Class                          $      2,974

OTC/SHORT FUND                         12b-1 FEES PAID
-------------                          ---------------
Investor Class                         $          0
Broker Class                           $          0
Advisor Class                          $          0

DOW 30 PLUS FUND                       12b-1 FEES PAID
---------------                        ---------------
Investor Class                         $     53,418
Broker Class                           $      3,749
Advisor Class                          $     38,226

SMALL CAP PLUS FUND                    12b-1 FEES PAID
-------------------                    ---------------
Investor Class                         $     26,144
Broker Class                           $     43,420
Advisor Class                          $      8,075

SMALL CAP/SHORT FUND                   12b-1 FEES PAID
--------------------                   ---------------
Investor Class                         $    237,080
Broker Class                           $          0
Advisor Class                          $          0

U.S. PLUS FUND                         12b-1 FEES PAID
-------------                          ---------------
Investor Class                         $          0
Broker Class                           $      6,130
Advisor Class                          $      7,957

U.S./SHORT FUND                        12b-1 FEES PAID
---------------                        ---------------
Investor Class                         $          0
Broker Class                           $          0
Advisor Class                          $     11,624

MONEY MARKET FUND                      12b-1 FEES PAID
-----------------                      ---------------
Investor Class                         $          0
Broker Class                           $    129,712
Advisor Class                          $    109,185

The fees paid to the Distributor by the Investor Class of the OTC Plus Fund, the Investor Class of the Dow 30 Plus Fund, the Investor Class of the Small Cap Plus Fund and the Investor Class of the Small Cap/Short Fund were used for distribution related expenses. All other fees listed above were paid to the broker-dealers as compensation.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Ernst & Young, LLP ("E & Y"), 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, are the independent certified public accountants for the Trust. The Financial Statements of the Funds for the fiscal year ended August 31, 2002 have been audited by E & Y and are included herein reliance upon the report of said Firm of accountants, which is given upon their authority as experts in accounting and auditing. The Financial Statements of the Funds for the fiscal years prior to 2002 were audited by the Trust's former auditors.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Funds (except the Money Market Fund) is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The NYSE is not open on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share of the Money Market Fund is determined each day that both the NYSE and the Federal Reserve Bank of New York are open for business.

It is the policy of the Money Market Fund to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Money Market Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such fluctuations generally are in response to changes in interest rates. Use of the amortized cost valuation method requires the Money Market Fund to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks. The Money Market Fund may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by any two nationally recognized statistical rating organizations ("NRSROs").

Rule 2a-7 requires the Trustees to establish procedures reasonably designed to stabilize the net asset value per share as computed for purposes of distribution and redemption. The Board's procedures include monitoring the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than ..5% between the two methods. The Board will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

A security listed or traded on an exchange, domestic or foreign, or the Nasdaq Stock Market, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value as determined in good faith by the Board. For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

For purposes of determining net asset value per share of a Fund, options and futures contracts are valued at the closing prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular commodity.

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.

                            PURCHASES AND REDEMPTIONS

RETIREMENT PLANS

Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish an individual retirement account ("IRA"). An individual may make limited contributions to an IRA of up to $3,000 per year (or $6,000, if such contributions also are made for a nonworking spouse and a joint return is filed) through the purchase of shares of the Funds. The Internal Revenue Code of 1986, as amended ("Code"), limits the deductibility of IRA contributions to taxpayers who are not active participants (and, under certain circumstances, whose spouses are not active participants, unless their combined adjusted gross income does not exceed $150,000) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to the same limits as referred to above. In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish an "education IRA" and/or a "Roth IRA"; although contributions to these new types of IRAs are nondeductible, withdrawals from them will not be taxable under certain circumstances. An IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans.

Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

ANTI-MONEY LAUNDERING

The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency.

REDEMPTIONS BY TELEPHONE

Shareholders may redeem shares of the Funds by telephone. When acting on verbal instructions believed to be genuine, the Trust, Rafferty, Transfer Agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Rafferty, Transfer Agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

REDEMPTION IN KIND

A Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

RECEIVING PAYMENT

Payment of redemption proceeds will be made within seven days following a Fund's receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers.

     A redemption request will be considered to be received in "good order" if:

o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

o the signatures on any written redemption request of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which the NYSE, the Nasdaq, the CME, or the CBOE, or the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, the Nasdaq, the CME, the CBOE, as appropriate, is restricted. In addition, the rights of redemption may be suspended or the date of payment postponed for any Fund for a period during which an emergency exists so that disposal of the Fund's investments or the determination of its net asset value is not reasonably practicable or for such periods as the SEC, by order, may permit for protection of a Fund's investors.

                               EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents or
(2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectuses and below. Telephone requests for an exchange received by a Fund before the close of regular trading on the NYSE will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE's next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon 60 days' notice.

                        CONVERSION OF BROKER CLASS SHARES

Broker Class shares of a Fund automatically will convert to Investor Class shares of that Fund, based on the relative net asset values per share of the two classes, eight years after the end of the month in which the shareholder's order to purchase those Broker Class shares was accepted. For the purpose of calculating the holding period required for conversion of Broker Class shares, the date of initial issuance shall mean (i) the date on which the Broker Class shares were issued or (ii) for Broker Class shares obtained through an exchange, or a series of exchanges, the date on which the original Broker Class shares were issued. For purposes of conversion to Investor Class shares, Broker Class shares purchased through the reinvestment of dividends and other distributions paid in respect of Broker Class shares will be held in a separate sub-account. Each time any Broker Class shares in the shareholder's regular account (other than those in the sub-account) convert to Investor Class shares, a pro rata portion of the Broker Class shares in the sub-account will also convert to Investor Class shares. The portion will be determined by the ratio that the shareholder's Broker Class shares converting to Investor Class shares bears to the shareholder's total Broker Class shares not acquired through dividends and other distributions.

The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Investor Class shares and Broker Class shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Broker Class shares would not be converted and would continue to be subject to the higher ongoing expenses of the Broker Class shares beyond eight years from the date of purchase. Rafferty has no reason to believe that this condition for the availability of the conversion feature will not be met.

                             PERFORMANCE INFORMATION

From time to time, each Fund may advertise its average annual total return and compare its performance to that of other mutual funds with similar investment objectives and to relevant indices. Performance information is computed separately for those Funds in accordance with the methods discussed below.

The performance of the Broker Class and Advisor Class shares of the OTC Plus Fund, Dow 30(SM) Plus Fund, Small Cap Plus Fund, U.S. Plus Fund and U.S. Government Money Market Fund and the Advisor Class of the U.S./Short Fund have adopted the performance of the respective Fund's Investor Class shares for periods prior to the inception dates of such Advisor and Broker Class shares. The performance results for the Investor Class is higher than the Advisor Class and Broker Class would have received for the same period because those Classes have higher expenses.

Each Fund may include the total return of its classes in advertisements or other written material. When a Fund advertises the total return of its shares, it will be calculated for the one-, five- and ten-year periods or, if such periods have not yet elapsed, the period since the establishment of that Fund. Each Fund's performance data quoted in reports, advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value for each Fund, except for the Money Market Fund, will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

COMPARATIVE INFORMATION

From time to time, each Fund's performance may be compared with recognized stock and other indices, such as the Standard & Poor's Composite Stock Price Index(TM) ("S&P 500 Index"), the Dow Jones Industrial Average(SM) ("DJIA"), the Nasdaq 100 Stock Index(TM) ("Nasdaq Index"), the Nasdaq Composite Index(TM) ("Nasdaq Composite"), the Russell 2000 Index ("Russell 2000"), Standard & Poor's MidCap 400 Index(TM) ("MidCap Index") and various other domestic, international or global indices. The S&P 500 Index is a broad index of common stock prices, the MidCap Index represents the mid cap segment of the market. The DJIA represents a narrower segment of industrial companies. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or operating expenses. The Nasdaq Composite comparison may be provided to show how the OTC/Plus and the OTC/Short Funds' total returns compare to the record of a broad average of OTC stock prices over the same period. The OTC/Plus and the OTC/Short Funds have the ability to invest in securities not included in the Nasdaq Index or the Nasdaq Composite, and the OTC/Plus and the OTC/Short Funds' investment portfolio may or may not be similar in composition to the Nasdaq Index or the Nasdaq Composite.

In addition, a Fund's total return may be compared with data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper, Inc. ("Lipper"), C.D.A. Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal

Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper.

A Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment objectives because such performance is tracked and published by such independent organizations as Lipper and CDA. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Since the assets in all mutual funds are always changing, a Fund may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

AVERAGE TOTAL RETURNS (BEFORE TAXES)

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Such average annual total return quotes for the Funds are calculated according to the following formula:

                                         n
                                   P(1+T) =ERV

         Where:       P  =   a hypothetical initial payment of $1,000
                      T  =   average annual total return
                      n  =   number of years (either 1, 5 or 10)
                    ERV  =   ending redeemable value of a hypothetical
                             $1,000 payment made at the beginning of the 1, 5 or 10 year periods, as applicable, at the end of that period

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods or a shorter period dating from the commencement of a Fund's operations. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Additionally, in calculating the ending redeemable value for the Broker Class shares, the applicable CDSC will be deducted. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

From time to time, each Fund also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example, in comparing the total return of a Fund with data published by Lipper or with market indices, each Fund calculates its aggregate total return for the specified periods of time by assuming an investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

The performance provided represents historical performance for the Funds listed in the table below. Historical performance for the Investor Class shares of the MidCap Plus Fund and MidCap/Short Fund is not shown as those Funds had not commenced operations prior to the date of this SAI.

The average annual total returns for the Investor Class shares of each of the following Funds for the fiscal periods ended August 31, 2002 were as follows*:

           OTC PLUS FUND
           One Year                                       -45.06%
           Since Inception (10/20/97)                      -8.85%

           OTC/SHORT FUND
           One Year                                        27.77%
           Since Inception (10/16/97)                     -16.85%

           DOW 30 PLUS FUND
           One Year                                       -17.45%
           Since Inception (12/2/99)                      -14.95%

           SMALL CAP PLUS FUND
           One Year                                       -21.31%
           Since Inception (2/22/99)                       -4.92%

           SMALL CAP/SHORT FUND
           One Year                                        11.72%
           Since Inception (12/21/99)                       4.69%

           U.S. PLUS FUND
           One Year                                       -29.21%
           Since Inception (10/20/97)                      -5.84%

           U.S./SHORT FUND
           One Year                                        14.23%
           Since Inception (11/7/97)                       -2.29%

           MONEY MARKET FUND
           One Year                                         1.02%
           Since Inception (10/20/97)                       3.74%

* Please note that certain fees and expenses of the Funds have been waived or reimbursed from inception. Accordingly, the Funds' return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

The average annual total returns for the Broker Class shares of each of the following Funds for the fiscal periods ended August 31, 2002 are shown below. Please note that the following returns are actually "blended" returns of the Broker Class and the Investor Class, which have earlier inception dates than those of the Broker Class*:

            OTC PLUS FUND
            One Year                                      -48.11%
            Since Inception (10/20/97)                     -9.42%

            DOW 30 PLUS FUND
            One Year                                      -22.09%
            Since Inception (12/2/99)                     -16.32%

            SMALL CAP PLUS FUND
            One Year                                      -25.59%
            Since Inception (2/22/99)                      -5.90%

            U.S. PLUS FUND
            One Year                                      -33.22%
            Since Inception (10/20/97)                     -6.57%

            MONEY MARKET FUND
            One Year                                       -4.82%
            Since Inception (10/20/97)                      2.61%

* Please note that certain fees and expenses of the Funds have been waived or reimbursed from inception. Accordingly, the Funds' return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

The average annual total returns for the Advisor Class shares of each of the following Funds for the fiscal periods ended August 31, 2002 are shown below. Please note that the following returns are actually "blended" returns of the Advisor Class and the Investor Class, which has earlier inception dates than those of the Advisor Class*:

            OTC PLUS FUND
            One Year                                       -45.43%
            Since Inception (10/20/97)                      -9.06%

            DOW 30 PLUS FUND
            One Year                                       -18.08%
            Since Inception (12/2/99)                      -15.46%

            SMALL CAP PLUS FUND
            One Year                                       -21.68%
            Since Inception (2/22/99)                       -5.12%

            U.S. PLUS FUND
            One Year                                       -29.72%
            Since Inception (10/20/97)                      -6.18%

            U.S./SHORT FUND
            One Year                                       -13.69%
            Since Inception (11/7/97)                       -2.44%

            MONEY MARKET FUND
            One Year                                         0.18%
            Since Inception (10/20/97)                       3.23%

* Please note that certain fees and expenses of the Funds have been waived or reimbursed from inception. Accordingly, the Funds' return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

The Funds' quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

                                        n
                                P(1 + T)  = ATV
                                               D
where "P" equals a hypothetical initial payments of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ATVD" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption

Dividends and other distributions less the taxes due on such distributions, are assumed to be reinvested in shares at the prices in effect on the reinvestment dates, and taxes due are calculated using the highest individual marginal federal income tax rates on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by Rafferty.

The average annual total returns (after taxes on distributions) for the Investor Class shares for each of the following Funds for the fiscal periods ended August 31, 2002 were as follows*:

           OTC PLUS FUND
           One Year                                                 -45.06%
           Since Inception (10/20/97)                                -8.88%

           OTC/SHORT FUND
           One Year                                                  27.31%
           Since Inception (10/16/97)                               -17.11%

           DOW 30 PLUS FUND
           One Year                                                 -17.53%
           Since Inception (12/2/99)                                -14.98%

           SMALL CAP PLUS FUND
           One Year                                                 -21.59%
           Since Inception (2/22/99)                                 -5.13%

           SMALL CAP/SHORT FUND
           One Year                                                   7.91%
           Since Inception (12/21/99)                                 2.81%

           U.S. PLUS FUND
           One Year                                                 -29.21%
           Since Inception (10/20/97)                                -5.89%

           U.S./SHORT FUND
           One Year                                                  14.00%
           Since Inception (11/7/97)                                 -2.67%

*Please note that certain fees and expenses of the Funds have been waived or reimbursed from inception. Accordingly, the Funds' return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

The average annual total returns (after taxes on distributions) for the Broker Class shares for each of the following Funds for the fiscal periods ended August 31, 2002 are shown below. Please note that the following returns are actually "blended" returns of the Broker Class and the Investor Class, which has earlier inception dates than those of the Broker Class*:

           OTC PLUS FUND
           One Year                                                  -48.11%
           Since Inception (10/20/97)                                 -9.44%

           DOW 30 PLUS FUND
           One Year                                                  -22.16%
           Since Inception (12/2/99)                                 -16.35%

           SMALL CAP PLUS FUND
           One Year                                                  -25.71%
           Since Inception (2/22/99)                                  -6.05%

           U.S. PLUS FUND
           One Year                                                  -33.22%
           Since Inception (10/20/97)                                 -6.62%

The average annual total returns (after taxes on distributions) for the Advisor Class shares for each of the following Funds for the fiscal periods ended August 31, 2002 are shown below. Please note that the following returns are actually "blended" returns of the Advisor Class and the Investor Class, which has earlier inception dates than those of the Advisor Class*:

           OTC PLUS FUND
           One Year                                                  -45.43%
           Since Inception (10/20/97)                                 -9.09%

           DOW 30 PLUS FUND
           One Year                                                  -18.08%
           Since Inception (12/2/99)                                 -15.46%

           SMALL CAP PLUS FUND
           One Year                                                  -21.84%
           Since Inception (2/22/99)                                  -5.29%

           U.S. PLUS FUND
           One Year                                                  -29.72%
           Since Inception (10/20/97)                                 -6.23%

           U.S./SHORT FUND
           One Year                                                   13.69%
           Since Inception (11/7/97)                                  -2.77%

*Please note that certain fees and expenses of the Funds have been waived or reimbursed from inception. Accordingly, the Funds' return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

The Funds' quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

                                        n
                                P(1 + T)  = ATV
                                               DR
where "P" equals a hypothetical initial payments of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ATVDR" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption.

Dividends and other distributions less the taxes due on such distributions, are assumed to be reinvested in shares at the prices in effect on the reinvestment dates, and the taxes due are calculated using the highest individual marginal federal income tax rates on the reinvestment dates. Capital gains taxes resulting from the redemption are subtracted and the tax benefit from capital losses resulting from the redemption are added. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by Rafferty.

The average annual total returns (after taxes on distributions and redemptions) for the Investor Class shares of each of the respective Funds for the fiscal periods ended August 31, 2002 were as follows*:

           OTC PLUS FUND
           One Year                                                 -27.67%
           Since Inception (10/20/97)                                -6.79%

           OTC/SHORT FUND
           One Year                                                  16.95%
           Since Inception (10/16/97)                               -12.50%

           DOW 30 PLUS FUND
           One Year                                                 -10.71%
           Since Inception (12/2/99)                                -11.61%

           SMALL CAP PLUS FUND
           One Year                                                 -13.03%
           Since Inception (2/22/99)                                 -3.95%

           SMALL CAP/SHORT FUND
           One Year                                                   6.84%
           Since Inception (12/21/99)                                 2.75%

           U.S. PLUS FUND
           One Year                                                 -17.94%
           Since Inception (10/20/97)                                -4.55%

           U.S./SHORT FUND
           One Year                                                   8.72%
           Since Inception (11/7/97)                                 -2.01%

*Please note that certain fees and expenses of the Funds have been waived or reimbursed from inception through August 31, 2002. Accordingly, the Funds' return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

The average annual total returns (after taxes on distributions and redemptions) for the Broker Class shares of each of the following Funds for the fiscal periods ended August 31, 2002 are shown below. Please note that the following returns are actually "blended" returns of the Broker Class and the Investor Class, which has earlier inception dates than those of the Broker Class*:

           OTC PLUS FUND
           One Year                                                  -29.54%
           Since Inception (10/20/97)                                 -7.20%

           DOW 30 PLUS FUND
           One Year                                                  -13.55%
           Since Inception (12/2/99)                                 -12.63%

           SMALL CAP PLUS FUND
           One Year                                                  -15.69%
           Since Inception (2/22/99)                                  -4.69%

           U.S. PLUS FUND
           One Year                                                  -20.40%
           Since Inception (10/20/97)                                 -5.11%

*Please note that certain fees and expenses of the Funds have been waived or reimbursed from inception through August 31, 2002. Accordingly, the Funds' return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

The average annual total returns (after taxes on distributions and redemptions) for the Advisor Class shares of each of the following Funds for the fiscal periods ended August 31, 2002 are shown below. Please note that the following returns are actually "blended" returns of the Advisor Class and the Investor Class, which has earlier inception dates than those of the Advisor Class*:

           OTC PLUS FUND
           One Year                                                  -27.89%
           Since Inception (10/20/97)                                 -6.94%

           DOW 30 PLUS FUND
           One Year                                                  -11.10%
           Since Inception (12/2/99)                                 -11.98%

           SMALL CAP PLUS FUND
           One Year                                                  -13.28%
           Since Inception (2/22/99)                                  -4.09%

           U.S. PLUS FUND
           One Year                                                  -18.25%
           Since Inception (10/20/97)                                 -4.81%

           U.S./SHORT FUND
           One Year                                                    8.40%
           Since Inception (11/7/97)                                  -2.10%

*Please note that certain fees and expenses of the Funds have been waived or reimbursed from inception through August 31, 2002. Accordingly, the Funds' return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

YIELD COMPUTATIONS

The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed for a seven-day period by determining the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as advisory fees), in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as advisory fees), in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective Yield = [(Base Period Return + 1) 365/7] - 1

The yields quoted in any advertisement or other communication represents past performance and should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments, which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield will fluctuate.

The 7-day current yield for the Money Market Fund's Investor Class, Advisor Class and Broker Class shares as of August 31, 2002 was 0.77%, 0.02% and 0.00%, respectively.

                        SHAREHOLDER AND OTHER INFORMATION

SHAREHOLDER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of each Fund have equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or a Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.

OTHER INFORMATION

The Trust has entered into a licensing agreement with Dow Jones & Company, Inc. ("Dow Jones") to permit the use of certain servicemarks in connection with its registration statement and other materials. The licensing agreement between the Trust and Dow Jones is solely for the Trust's benefit and not for the benefit of the owners of the Trust or any other third parties. Dow Jones will not have any liability in connection with the Trust. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about: (i) the results to be obtained by the Funds, the owner of the Funds or any other person in connection with the use of the DJIA(SM) (the "Dow Index") and the data included in the Dow Index; (ii) the accuracy or completeness of the Dow Index and its data; and (iii) the merchantability and the fitness for a particular purpose or use of the Dow Index and its data. In addition, Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Index or its data and under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. Dow Jones does not recommend that any person invest in the Trust or any other securities; have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Trust; have any responsibility or liability for the administration, management or marketing of the Trust; or consider the needs of the Trust or the owners of the Trust in determining, composing or calculating the Dow Index.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends from net investment income and any distributions of realized net capital gains are as described in the Prospectuses under "Distributions and Taxes." All distributions from a Fund normally are automatically reinvested without charge in additional shares of that Fund.

The Money Market Fund ordinarily declares dividends daily from its net investment income and distributes such dividends monthly. Net investment income, for these purposes, includes accrued interest and accretion of original issue and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of the Fund's net asset value per share. The Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Fund does not expect to realize net long-term capital gain and thus does not anticipate payment of any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss). The Trustees may revise this dividend policy, or postpone the payment of dividends, if the Fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the Trustees' opinion, might have a significant adverse effect on its shareholders.

TAXES

Regulated Investment Company Status. Each Fund is treated as a separate corporation for Federal income tax purposes and intends to continue to qualify as a regulated investment company under Subchapter M of the Code ("RIC"). If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, the Fund will not be subject to Federal income tax on the part of its investment company taxable income (generally consisting of net investment income and net short-term capital gains, determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer (collectively, "Diversification Requirements").

Although each Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that each Fund will be able to do so. The investment by a Fund other than the Money Market Fund primarily in options and futures positions entails some risk that such a Fund might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by such other Funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of one or more of those Funds.

If a Fund failed to qualify for treatment as a RIC any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year at corporate income tax rates (up to 35%) without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

General. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends distributed by a Fund (including distributions of net short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 38.6% for individuals), regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund's net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash. A shareholder's sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares. An exchange of Fund shares for shares of another Fund generally will have similar consequences.

Distributions to Foreign Shareholders. Dividends a Fund pays to a shareholder who, as to the United States, is a nonresident alien individual or nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or any applicable lower treaty rate). An investor claiming to be a foreign shareholder will be required to provide a Fund with supporting documentation in order for the Fund to apply a reduced withholding rate or exemption from withholding. Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures a Fund derives with respect to its business of investing in securities will be qualifying income under the Income Requirement.

Certain options (including listed options on "broad-based" stock indices) and futures in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts a Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are positions in personal property. Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds' and their shareholder activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to distributions there from.

                              FINANCIAL STATEMENTS

The Funds' (excluding the MidCap Plus Fund, MidCap/Short Fund) financial statements for the period ended August 31, 2002, which have been derived from the Funds' financial records, are incorporated by reference herein from the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 2002 as filed with the Securities and Exchange Commission on November 7, 2002.via EDGAR, Accession Number 0000912057-01-538160. The financial statements and financial highlights of the Funds that are incorporated by reference in this SAI have been audited by Ernst & Young, LLP.

Prior to the date of this SAI the MidCap Plus Fund and the MidCap/Short Fund had not commenced operations. The Dow 30/Short Fund commenced operation on November 4, 2002 and has not reported any financials prior to the date of this SAI.

                                   PROSPECTUS

                              [POTOMAC FUNDS' LOGO]


                                 INVESTOR CLASS



              PLUS FUNDS                                          SHORT FUNDS
--------------------------------------------       ----------------------------------------------
  Potomac Japan Plus Fund                             Potomac Japan/Short Fund
  Potomac Internet Plus Fund                          Potomac Internet/Short Fund

                                  ADVISOR CLASS



              PLUS FUNDS                                          SHORT FUNDS
--------------------------------------------       ----------------------------------------------
  Potomac Japan Plus Fund                             Potomac Japan/Short Fund
  Potomac Internet Plus Fund                          Potomac Dow 30(SM)/Short Fund
                                                      Potomac Small Cap/Short Fund
                                                      Potomac Internet/Short Fund
                                                      Potomac OTC/Short Fund

                                  BROKER CLASS


              PLUS FUNDS                                          SHORT FUNDS
--------------------------------------------       ----------------------------------------------
  Potomac Japan Plus Fund                             Potomac Japan/Short Fund
  Potomac Internet Plus Fund                          Potomac Internet/Short Fund
                                                      Potomac Dow 30(SM)/Short Fund
                                                      Potomac Small Cap/Short Fund
                                                      Potomac U.S./Short Fund
                                                      Potomac OTC/Short Fund

                             100 South Royal Street
                           Alexandria, Virginia 22314

              500 Fifth Avenue, Suite 415 New York, New York 10110

                                 (800) 851-0511

         Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus.
            Any representation to the contrary is a criminal offense.

                                 January 2, 2003

                                TABLE OF CONTENTS


OVERVIEW OF THE POTOMAC FUNDS.....................................................................................1

THE POTOMAC FUNDS.................................................................................................5
    Potomac Japan Funds...........................................................................................5
    Potomac Dow 30(SM)/Short Fund.................................................................................6
    Potomac Small Cap/Short Fund..................................................................................6
    Potomac Internet Funds........................................................................................7
    Potomac U.S./Short Fund.......................................................................................8
    Potomac OTC/Short Fund........................................................................................9
    Performance of the Potomac Funds.............................................................................10
    Fees and Expenses of the Potomac Funds.......................................................................10

ABOUT YOUR INVESTMENT............................................................................................15
    Share Prices of the Potomac Funds............................................................................15
    Classes of Shares............................................................................................15
    Rule 12b-1 Fees..............................................................................................17
    How to Invest in the Potomac Funds...........................................................................17
    How to Exchange Shares of the Potomac Funds..................................................................18
    How to Sell Shares of the Potomac Funds......................................................................19
    Account and Transaction Policies.............................................................................20

ADDITIONAL INFORMATION...........................................................................................21
    Management of the Funds......................................................................................21
    Distributions................................................................................................21
    Taxes........................................................................................................22
    Master/Feeder Structure Option...............................................................................22
    Financial Highlights.........................................................................................22

MORE INFORMATION ON THE POTOMAC FUNDS....................................................................BACK COVER

                          OVERVIEW OF THE POTOMAC FUNDS

This Prospectus offers the Investor Class, Advisor Class and Broker Class shares of those Potomac Funds listed on the front cover. The Investor Class is offered to individual investors. The Advisor Class is made available exclusively through your investment adviser, bank, trust company or other authorized representative (Financial Advisor). The Broker Class is made available exclusively through a participating broker or dealer (Broker).

Each Plus Fund is designed to provide a return that is greater than the return provided by its target index when the value of the target index rises. Unlike traditional index funds, each Plus Fund seeks to provide a return that is equal to 125% of the return of its target index. Each "short" fund is designed to provide investment results that are opposite of the return of its target index.

As an example, each of the Potomac Japan Plus Fund and the Potomac Japan/Short Fund is targeted to the Nikkei 225 Stock Average (Nikkei Index). If, on a given day, the Nikkei Index gains 2%, the Japan Plus Fund is designed to gain approximately 2.5% (which is equal to 125% of 2%), while the Japan/Short Fund is designed to lose 2%. Conversely, if the Nikkei Index loses 1%, the Japan/Short Fund is designed to gain 1% on a given day, while the Japan Plus Fund is designed to lose 1.25%.

To achieve these results, the Potomac Funds use aggressive investment techniques such as engaging in futures and options transactions. As a result, the Potomac Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. There is no assurance that the Potomac Funds will achieve their objectives.


INVESTMENT TECHNIQUES AND POLICIES

Rafferty Asset Management, LLC (Rafferty), the investment advisor to each Potomac Fund, uses a number of investment techniques in an effort to achieve the stated goal for each Potomac Fund. For the Potomac Plus Funds, Rafferty attempts to magnify the daily returns of each Plus Fund's target index while the Potomac Short Funds are managed to provide returns inverse (opposite) to the daily return of each Short Fund's target index. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and techniques it employs. As a consequence, if a Fund is performing as designed, the return of the target index will dictate the return for that Fund.

Each Potomac Plus Fund invests significantly in futures contracts on stock indexes, options on futures contracts and financial instruments such as options on securities and stock indexes options. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Plus Fund.

Each Potomac Fund is designed to provide daily investment returns that are a multiple of the returns of its target index. While Rafferty attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of the Fund and the performance of its target index), certain factors will tend to cause a Fund's investment results to vary from the stated objective. During periods of market volatility, a Fund may have difficulty in achieving its targeted return on a daily basis due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Fund. A Fund that meets its daily targets over a period of time will not necessarily produce the returns that might be expected in light of the returns of its target index for that period. The difference results from the compounding effect of fluctuations in the market, the use of leverage for the Plus Funds, and the inverse correlation for the Short Funds to achieve a Fund's investment objective.

It is the policy of each Potomac Fund to pursue its investment objective regardless of market conditions and not to take defensive positions. A Fund will not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index. However, because it may be difficult for a Fund to achieve its stated investment objective anytime its assets fall below $2 million, Rafferty may invest assets of a Fund in short-term U.S. Government securities until the level of net assets is sufficient to permit investment in the desired investments. As a result, such a Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (888) 976-8662.

PRINCIPAL RISK FACTORS

An investment in any of the Potomac Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve its objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.

RISKS OF INVESTING IN EQUITY SECURITIES AND DERIVATIVES

The Funds may invest in publicly issued equity securities, including common stocks, as well as instruments that attempt to track the price movement of stock indices. Investments in common stocks and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Funds invest will cause the net asset value of the Funds to fluctuate.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES

The Funds use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, a Fund's short-term performance will reflect such deviation from its target index.

SWAP AGREEMENT RISKS

Each Fund may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement. In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

LEVERAGE RISK

Each Potomac Plus Fund employs leveraged investment techniques. Use of leverage can magnify the effects of changes in the value of these Plus Funds and makes them more volatile. The leveraged investment techniques that these Funds employ should cause investors in these Funds to lose more money in adverse environments.


INVERSE CORRELATION RISK

Each Potomac Short Fund is negatively correlated to its target index and should lose money when its target index rises - a result that is the opposite from traditional equity mutual funds. Because each Potomac Short Fund seeks daily returns inverse to its target index, the difference between a Potomac Short Fund's daily return and the return of its target index may be negatively compounded during periods in which the markets decline.

RISK OF POOR TRACKING

Several factors may affect a Fund's ability to achieve its targeted return on a daily basis. During periods of market volatility, a Fund may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by a Fund. A failure to achieve its targeted return on a daily basis may cause a Fund to provide returns over a longer period that are worse than expected.

RISK OF TRADING HALTS

In certain circumstances, an exchange may halt trading in securities held by a Fund. If such trading halts are instituted at the close of a trading day, a Fund will not be able to execute purchase or sales transactions in the specific option or futures contracts affected. In such an event, a Fund also may be unable to accurately price its outstanding contracts. If a Fund is affected by such a halt, it may reject investors' orders for purchases or exchanges received earlier during the business day.

RISK OF EARLY CLOSING

The normal close of trading of securities listed on the Nasdaq Stock Market and the New York Stock Exchange (NYSE) is 4:00 p.m. Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in the trading day, a Fund might incur substantial trading losses.

HIGH PORTFOLIO TURNOVER

Rafferty expects a significant portion of the Potomac Funds' assets to come from professional money managers and investors who use the Funds as part of "asset allocation" and "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds' portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds' performance. In addition, large movements of assets into and out of the Funds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.

RISK OF NON-DIVERSIFICATION

The Funds are non-diversified, which means that they may invest a high percentage of their assets in a limited number of securities. Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

RISKS OF INVESTING IN INTERNET COMPANIES

The Potomac Internet Funds concentrate their investments in Internet companies. In addition, the OTC/Short Fund may invest a substantial portion of its assets in Internet companies listed on the Nasdaq 100 Index. The market prices of Internet-related stocks tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of investments. These stocks may fall in- and out-of-favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Internet stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect Internet companies. Those Internet companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those Internet companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Internet Index and the Nasdaq 100 Index.


RISKS OF INVESTING IN SMALL-CAPITALIZATION COMPANIES

Investing in the securities of small-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more established companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Any of these factors may negatively impact the performance of the Russell 2000 Index.

RISKS OF INVESTING IN JAPANESE COMPANIES

The Potomac Japan Funds may invest without limit indirectly in Japanese securities through American Depositary Receipts ("ADRs"). Investments in Japanese securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in Japan. Japanese laws and accounting, auditing, and financial reporting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

                                THE POTOMAC FUNDS


POTOMAC JAPAN FUNDS

OBJECTIVES

The POTOMAC JAPAN PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Nikkei 225 Stock Average (Nikkei Index). If it is successful in meeting its objective, the net asset value of Japan Plus Fund shares should increase approximately one and a quarter as much as the Nikkei Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Japan Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Nikkei Index decline on a given day.

The POTOMAC JAPAN/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Nikkei Index. If it is successful in meeting its objective, the net asset value of Japan/Short Fund shares should increase in direct proportion to any decrease in the level of the Nikkei Index on a given day. Conversely, the net asset value of shares in the Japan/Short Fund should decrease in direct proportion to any increase in the level of the Nikkei Index on a given day.

The Potomac Japan Funds' investment objectives are not fundamental policies and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS

In attempting to achieve their objectives, the Potomac Japan Funds will not invest directly in the securities of the companies that comprise the Nikkei Index. Rather, the Potomac Japan Funds intend to invest in ADRs of such companies and other securities that the investment advisor believes would provide a return that approximates the Nikkei Index. The Potomac Japan Funds also will enter into long and short positions, respectively, in stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds intend to hold U.S. Government securities to collateralize these futures and options contracts and swap agreements. In addition, the Funds will enter into repurchase agreements.

Each Potomac Japan Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the Japan Plus Fund correspond to 125% of the performance of an index that tracks the stocks of Japanese companies, and for the Japan/Short Fund inversely correspond to the performance of such index, which includes investments in ADRs of Japanese companies, over-the-counter securities, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX

The NIKKEI 225 STOCK AVERAGE is a price-weighted index of the 225 largest Japanese companies listed on the Tokyo Stock Exchange. The Nikkei Index was first published in 1949 and is generally considered as a proxy for the Japanese large-capitalization equity market.

POTOMAC DOW 30(SM)/SHORT FUND

OBJECTIVE

The POTOMAC DOW 30(SM)/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Dow Jones Industrial Average(SM) (Dow). If it is successful in meeting its objective, the net asset value of Dow 30/Short Fund shares should increase in direct proportion to any decrease in the level of the Dow on a given day. Conversely, the net asset value of shares in the Dow 30/Short Fund should decrease in direct proportion to any increase in the level of the Dow on a given day.

The Potomac Dow 30/Short Fund's investment objective is not a fundamental policy and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS

In attempting to achieve its objective, the POTOMAC DOW 30(SM)/SHORT FUND primarily invests directly in the securities of the companies that comprise the Dow. The Fund also may invest in DIAMONDS, which are publicly-traded index securities based on the Dow. This allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the Dow. In addition, the Potomac Dow 30/Short Fund enters into short positions in the securities of the companies that comprise the Dow, DIAMONDS, stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Potomac Dow 30(SM)/Short Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that inversely correspond to the performance of the Dow, which includes investments in securities of companies that comprise the Dow, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, DIAMONDS, U.S. Government securities and repurchase agreements.

TARGET INDEX

The DOW JONES INDUSTRIAL AVERAGE(SM) consists of 30 of the most widely held and actively traded stocks listed on the U.S. stock markets. The stocks in the Dow represent companies that typically are dominant firms in their respective industries. Dow Jones, Dow Jones Industrial Average(SM), DJIA(SM), and Dow 30(SM) are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Potomac Funds, other than the licensing of those service marks for use in connection with the Fund's materials. Dow Jones does not sponsor, endorse, sell or promote any of the Potomac Funds.


POTOMAC SMALL CAP/SHORT FUND

OBJECTIVE

The POTOMAC SMALL CAP/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Russell 2000(R) Index (Russell 2000 Index). If it is successful in meeting its objective, the net asset value of Small Cap/Short Fund shares should increase in direct proportion to any decrease in the level of the Russell 2000 Index on a given day. Conversely, the net asset value of shares in the Small Cap/Short Fund should decrease in direct proportion to any increase in the level of the Russell 2000 Index on a given day.

The Potomac Small Cap/Short Fund's investment objective is not a fundamental policy and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS

In attempting to achieve its objective, the POTOMAC SMALL CAP/SHORT FUND primarily invests directly in the securities of the companies that comprise the Russell 2000 Index. In addition, the Potomac Small Cap/Short Fund enters into short positions in the securities of the companies that comprise the Russell 2000, stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Small Cap/Short Fund, under normal circumstances, seeks to achieve its investment objective by investing at least 80% of its net assets in a manner designed to provide investment returns that inversely correspond to the performance of an index that tracks the stocks of small capitalization companies, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX

The RUSSELL 2000(R) INDEX is comprised of the smallest 2000 companies in the Russell 3000 Index. As of June 30, 2002, the average market capitalization of the companies included in the Russell 2000 was approximately $490 million. That compares to an average market capitalization of $4 billion for the Russell 3000. The smallest 2000 companies represent approximately 8% of the total market capitalization of the Russell 3000. The Frank Russell Company is not a sponsor of, or in any way affiliated with, the Potomac Funds.


POTOMAC INTERNET FUNDS

OBJECTIVES

The POTOMAC INTERNET PLUS FUND seeks to provide investment results that correspond to 125% of the performance of the Dow Jones Composite Internet Index(TM) (Internet Index). If it is successful in meeting its objective, the net asset value of Internet Plus Fund shares should increase approximately one and a quarter as much as the Internet Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Internet Plus Fund should decrease approximately one and a quarter as much when aggregate prices of the securities in the Internet Index decline on a given day.

The POTOMAC INTERNET/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Internet Index. If it is successful in meeting its objective, the net asset value of Internet/Short Fund shares should increase in direct proportion to any decrease in the level of the Internet Index on a given day. Conversely, the net asset value of shares in the Internet/Short Fund should decrease in direct proportion to any increase in the level of the Internet Index on a given day.

The Potomac Internet Funds' investment objectives are not fundamental policies and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS

In attempting to achieve their objectives, the POTOMAC INTERNET FUNDS primarily invest directly in the securities of companies that comprise the Internet Index. In addition, POTOMAC INTERNET PLUS FUND enters into long positions in stock index futures contracts, swap agreements, options on securities and on stock indices to produce economically leveraged investment results. The POTOMAC INTERNET/SHORT FUND enters into short positions in the securities of the companies that comprise the Internet Index, stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Each Potomac Internet Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the Potomac Internet Plus Fund correspond to 125% of the performance of an index that tracks the stocks of Internet companies and for the Potomac Internet/Short Fund inversely correspond to the performance of such index, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.


TARGET INDEX

The DOW JONES COMPOSITE INTERNET INDEX(SM) is a modified capitalization-weighted index designed to track the performance of companies that are involved in Internet related activities. The Internet Index tracks 40 e-commerce and Internet services companies that generate at least 50% of their revenues from the Internet and have a three-month average market capitalization of at least $100 million. Dow Jones and Dow Jones Composite Internet Index(SM) are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Potomac Funds, other than the licensing of the Internet Index for use in connection with the Potomac Funds' materials. Dow Jones does not sponsor, endorse, sell or promote any of the Potomac Funds.


POTOMAC U.S./SHORT FUND

OBJECTIVE

The POTOMAC U.S./SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Standard & Poor's 500 Composite Stock Price Index(TM) (S&P 500 Index). If it is successful in meeting its objective, the net asset value of U.S./Short Fund shares should increase in direct proportion to any decrease in the level of the S&P 500 Index on a given day. Conversely, the net asset value of shares in the U.S./Short Fund should decrease in direct proportion to any increase in the level of the S&P 500 Index on a given day.

The Potomac U.S./Short Fund's investment objective is a fundamental policy and can only be changed with shareholder approval.

CORE INVESTMENTS

In attempting to achieve its objectives, the Potomac U.S. Short/Fund may invest directly in the securities of companies that are included in the S&P 500 Index and may invest in Standard & Poor's Depositary

Receipts (SPDRs), which are publicly-traded index securities based on the S&P 500 Index. This allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the S&P 500 Index. The Fund enters into short positions in SPDRs, options on stock index futures contracts, swap agreements, and options on securities and on stock indices. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The U.S./Short Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that inversely correspond to the performance of a broad-based market index that tracks the stocks of U.S. companies, which includes investments in securities of companies that comprise such index, U.S. stock depositary receipts, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX

The STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX(TM) is a capitalization-weighted index composed of 500 common stocks. Standard & Poor's selects the 500 stocks comprising the S&P 500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange
(NYSE). Standard & Poor's is not a sponsor of, or in any way affiliated with, the Potomac Funds.

POTOMAC OTC/SHORT FUND

OBJECTIVE

The POTOMAC OTC/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Nasdaq 100 Index(TM). If it is successful in meeting its objective, the net asset value of OTC/Short Fund shares should increase in direct proportion to any decrease in the level of the Nasdaq 100 Index on a given day. Conversely, the net asset value of shares in the OTC/Short Fund should decrease in direct proportion to any increase in the level of the Nasdaq 100 Index on a given day.

The Potomac OTC/Short Fund's investment objective is a fundamental policy and can only be changed with shareholder approval.

CORE INVESTMENTS

In attempting to achieve its objective, the POTOMAC OTC/SHORT FUND invests directly in the securities of the companies that comprise the Nasdaq 100 Index. In addition, the Potomac OTC/Short Fund enters into short positions in the securities of the companies that comprise the Nasdaq 100 Index, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Potomac OTC/Short Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that inversely correspond to the performance of the Nasdaq 100 Index, which includes investments in over-the-counter securities, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX

The NASDAQ 100 INDEX(TM) is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the National Market tier of The Nasdaq Stock Market. All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The Nasdaq 100 Index was created in 1985. The Nasdaq Stock Market is not a sponsor of, or in any way affiliated with, the Potomac Funds.

PERFORMANCE

This Prospectus does not include a bar chart of annual total returns or a performance table of average annual total returns because the classes of the Potomac Funds included in this Prospectus have not commenced operations as of the date of this Prospectus.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Because the classes of the Potomac Funds included in the Prospectus were not offered prior to the date of this Prospectus, other expenses below reflect estimated expenses expected to be incurred for the fiscal year ended August 31, 2003.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              Investor Class      Advisor Class       Broker Class
----------------------------------------------------------- ------------------- ------------------- ------------------

Maximum Sales Charge Imposed on Purchases (as a % of
offering price)......................................              None                None               None

Maximum Deferred Sales Charge (as a % of original
purchase price)......................................              None                None              5.00%*

Wire Redemption Fee..................................             $15.00              $15.00             $15.00
----------------------------------------------------------- ------------------- ------------------- ------------------

* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Broker Class shares will convert to Investor Class shares eight years after purchase.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

INVESTOR CLASS:

                                 Japan              Japan/             Internet           Internet/
                                 Plus**             Short**             Plus**             Short**
----------------------       ------------        ------------        ------------        ------------

Management Fees                      0.75%               0.90%               0.75%               0.90%

Distribution
(12b-1) Fees+                        0.00%               0.00%               0.00%               0.00%

Other Expenses*                      1.32%               1.84%               1.32%               1.84%
                                     ----                ----                ----                ----
Total Annual Operating
Expenses*                            2.07%               2.74%               2.07%               2.74%
                                     ====                ====                ====                ====

*Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse each Fund's Other Expenses to limit the Total Annual Fund Operating Expenses. Rafferty may choose to terminate these waivers or revise the limits on total annual operating expenses at any time. If the waivers or reimbursements were included in the calculation above, "Management Fees", "Other Expenses" and "Total Net Annual Operating Expenses" would be as follows:

                                         Japan Plus       Japan/Short      Internet Plus    Internet/Short
                                        ------------      ------------     -------------    --------------

Management Fees                                 0.75%             0.90%             0.75%             0.90%
Distribution (12b-1) Fees                         --                --                --                --
Other Expenses                                  1.00%             1.05%             1.00%             1.05%
                                        ------------      ------------      ------------      ------------
Total Net Annual Operating Expenses             1.75%             1.95%             1.75%             1.95%
                                        ============      ============      ============      ============


** Based on estimated Investor Class expenses to be incurred in the first year of operations.

+ The Board of Trustees has authorized payment by each Fund of Rule 12b-1 fees of an amount equal to the difference between a Fund's Total Annual Operating Expenses and the voluntary limit on Total Annual Operating Expenses of 1.75% for the Plus Funds and 1.95% for the Short Funds.

ADVISOR CLASS:

                            Japan          Japan/                         Dow         Small Cap/     Internet/       Internet
                            Plus**         Short**     OTC/Short**     30/Short**       Short**        Short**         Plus**
                          ----------     ----------    -----------     ----------     ----------     ----------     ----------

Management Fees                 0.75%          0.90%          0.90%          0.90%          0.90%          0.90%          0.75%

Distribution
(12b-1) Fees                    1.00%          1.00%          1.00%          1.00%          1.00%          1.00%          1.00%

Other Expenses*                 1.32%          1.84%          1.00%          1.24%          0.80%          1.84%          1.32%

Total Annual Operating
Expenses*                       3.07%          3.74%          2.90%          3.14%          2.70%          3.74%          3.07%

* Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse each Fund's Other Expenses to limit the Total Annual Fund Operating Expenses. Rafferty may choose to terminate these waivers or revise the limits on total annual operating expenses at any time. If the waivers or reimbursements were included in the calculation above, "Management Fees", "Other Expenses" and "Total Net Annual Operating Expenses" would be as follows:

                               Japan Plus      Japan/Short      Dow 30/Short    Internet/Short   Internet Plus
                              ------------     ------------     ------------    --------------   -------------
Management Fees                       0.75%            0.90%            0.90%            0.90%            0.75%
Distribution (12b-1) Fees             1.00%            1.00%            1.00%            1.00%            1.00%
Other Expenses                        1.00%            1.05%            1.05%            1.05%            1.00%
                              ------------     ------------     ------------     ------------     ------------
Total Net Annual Operating
Expenses                              2.75%            2.95%            2.95%            2.95%            2.75%
                              ============     ============     ============     ============     ============


** Based on estimated Advisor Class expenses to be incurred in the first year of operations.

BROKER CLASS:

                     Japan        Japan/                       Dow        Small Cap/       U.S./       Internet/    Internet/
                     Plus**       Short**     OTC/Short**   30/Short**      Short**       Short**       Short**       Plus**
                  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

Management Fees         0.75%         0.90%         0.90%         0.90%         0.90%         0.90%         0.90%         0.75%

Distribution
(12b-1) Fees            1.00%         1.00%         1.00%         1.00%         1.00%         1.00%         1.00%         1.00%

Other Expenses*         1.32%         1.84%         1.00%         1.24%         0.80%         1.37%         1.84%         1.32%
                        ----          ----          ----          ----          ----          ----          ----          ----
Total Annual
Operating
Expenses*               3.07%         3.74%         2.90%         3.14%         2.70%         3.27%         3.74%         3.07%
                        ====          ====          ====          ====          ====          ====          ====          ====



* Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse each Fund's Other Expenses to limit the Total Annual Fund Operating Expenses. Rafferty may choose to terminate these waivers or revise the limits on total annual operating expenses at any time. If the waivers or reimbursements were included in the calculation above, "Management Fees", "Other Expenses" and "Total Net Annual Operating Expenses" would be as follows:

                                                                                                Small
                             Japan Plus      Japan/Short     OTC/Short      Dow 30/Short      Cap/Short
                            ------------    ------------    ------------    ------------    ------------

Management Fees                     0.75%           0.90%           0.90%           0.90%           0.90%
Distribution (12b-1) Fees           1.00%           1.00%           1.00%           1.00%           1.00%
Other Expenses                      0.75%           0.60%           0.60%           0.60%           0.60%
                            ------------    ------------    ------------    ------------    ------------
Total Net
Annual Operating
Expenses                            2.50%           2.50%           2.50%           2.50%           2.50%
                            ============    ============    ============    ============    ============

                             U.S./Short    Internet/Short  Internet/Plus
                            ------------   --------------  -------------
Management Fees                     0.90%           0.90%           0.75%
Distribution (12b-1) Fees           1.00%           1.00%           1.00%
Other Expenses                      0.60%           0.60%           0.60%
                            ------------    ------------    ------------
Total Net Annual
Operating Expenses                  2.50%           2.50%           2.50%
                            ============    ============    ============

** Based on estimated Broker Class expenses to be incurred in the first year of operations.


EXPENSE EXAMPLE

The tables below are intended to help you compare the cost of investing in the different Classes of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Class of each Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Classes' operating expenses remain the same through each year. Because the Potomac Japan Funds, Potomac OTC/Short Fund, Potomac Dow/Short Fund, Potomac Small Cap/Short Fund and Potomac U.S./Short Fund were not operational during the prior fiscal year, expenses for 5 Years and 10 Years are not required to be shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVESTOR CLASS:

                    1 Year         3 Years       5 Years        10 Years
                 ------------   ------------   ------------   ------------
Japan Plus       $        210   $        649            N/A            N/A
Japan/Short      $        277   $        850            N/A            N/A
Internet Plus    $        210   $        649   $      1,114   $      2,400
Internet/Short   $        277   $        850   $      1,450   $      3,070

ADVISOR CLASS:

                     1 Year         3 Years       5 Years        10 Years
                  ------------   ------------   ------------   ------------
Japan Plus        $        310   $        948            N/A            N/A
Japan/Short       $        376   $      1,143            N/A            N/A
OTC/Short         $        293   $        898            N/A            N/A
Dow 30/Short      $        317   $        969            N/A            N/A
Small Cap/Short   $        273   $        838            N/A            N/A
Internet/Short    $        376   $      1,143   $      1,930   $      3,984
Internet Plus     $        310   $        948   $      1,611   $      3,383

BROKER CLASS:

                                              1 Year        3 Years        5 Years       10 Years
                                           ------------   ------------   ------------   ------------
Japan Plus
    Assuming redemption at end of period   $        810   $      1,248            N/A            N/A
    Assuming no redemption                 $        310   $        948            N/A            N/A

Internet Plus
    Assuming redemption at end of period   $        810   $      1,248   $      1,811   $      3,383
    Assuming no redemption                 $        310   $        948   $      1,611   $      3,383

Japan/Short
    Assuming redemption at end of period   $        876   $      1,443            N/A            N/A
    Assuming no redemption                 $        376   $      1,143            N/A            N/A

OTC/Short
    Assuming redemption at end of period   $        793   $      1,198            N/A            N/A
    Assuming no redemption                 $        293   $        898            N/A            N/A

Dow 30/Short
    Assuming redemption at end of period   $        817   $      1,269            N/A            N/A
    Assuming no redemption                 $        317   $        969            N/A            N/A

Small Cap/Short
    Assuming redemption at end of period   $        773   $      1,138            N/A            N/A
    Assuming no redemption                 $        273   $        838            N/A            N/A

Internet/Short
    Assuming redemption at end of period   $        876   $      1,443   $      2,130   $      3,984
    Assuming no redemption                 $        376   $      1,143   $      1,930   $      3,984

U.S./Short
    Assuming redemption at end of period   $        830   $      1,307            N/A            N/A
    Assuming no redemption                 $        330   $      1,007            N/A            N/A

                              ABOUT YOUR INVESTMENT


SHARE PRICES OF THE POTOMAC FUNDS

A Fund's share price is known as its net asset value (NAV). For all of the Funds, the share prices are calculated fifteen minutes after the close of regular trading, usually as of 4:15 pm Eastern Time, each day the NYSE is open for business. Share price is calculated by dividing a class' net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

         o equity securities, OTC securities, options and futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

         o        options on futures are valued at their closing price;

         o short-term debt securities and money market securities are valued using the "amortized" cost method; and

         o securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees.


CLASSES OF SHARES

The Potomac Funds offers three classes of shares for investors to purchase - Investor Class, Advisor Class and Broker Class. Each class charges different fees and expenses.

INVESTOR CLASS:

The Investor Class is best suited for those sophisticated investors who make their own investment decisions without the advice of an investment professional. Investor Class shares are subject to ongoing distribution and service (Rule 12b-1) fees of up to 1.00% of their average daily net assets. However, because Rafferty has agreed to limit each Fund's total annual operating expenses, these fees may be significantly lower than the ongoing Rule 12b-1 fees for the Advisor Class and Broker Class shares.

ADVISOR CLASS:

The Advisor Class is made available through your investment advisor, bank, trust company or other authorized representative (Financial Advisor). As an investor in the Advisor Class, you pay no sales charges. However, Advisor Class shares have ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. Under an agreement with the Funds, your Financial Advisor may receive these fees from the Funds. In exchange, your Financial Advisor may provide a number of services, such as:

         o        placing your orders and issuing confirmations,

         o providing investment advice, research and other advisory services,

         o        handling correspondence for individual accounts,

         o acting as the sole shareholder of record for individual shareholders,

         o        issuing shareholder statements and reports and

         o        executing daily investment "sweep" functions.

For more specific information on these and other services, you should speak to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.

BROKER CLASS:

The Broker Class is made available through your broker or dealer (Broker). As an investor in the Broker Class, your investment is subject to a contingent deferred sales charge (CDSC). This means that if you sell shares of a Fund within 6 years of purchase, you may have to pay a sales charge of up to 5% on the original purchase value of the shares to be sold. However, you will not be charged a CDSC when you exchange Broker Class shares of one Potomac Fund for another. The Broker Class shares also have ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets.

The table below lists the different CDSCs that apply if you sell Broker Class shares within 6 years of purchase. The CDSC is calculated by multiplying your original purchase cost by one of the percentages listed in the table. The longer you hold your shares, the less of a CDSC you would pay. You may sell shares after 6 years with no CDSC.

                          BROKER CLASS DEFERRED CHARGES

             Sales During:                           CDSC on Shares Being Sold:
             -------------                           --------------------------
              1st year                                          5%
              2nd year                                          4%
              3rd year                                          3%
              4th year                                          3%
              5th year                                          2%
              6th year                                          1%
              After 6 years                                     None

WAIVER OF CDSC:

The CDSC for Broker Class shares currently may be waived if the shares are sold:

         o        to make certain distributions from retirement plans,

         o due to shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse), or

         o to close shareholder accounts that do not comply with the low balance account requirements.

CONVERSION OF BROKER CLASS SHARES:

If you hold your Broker Class shares for 8 years, we automatically will convert them to Investor Class shares at no cost. In addition, we will convert any Broker Class shares purchased with reinvested dividends or distributions.

At the time of the conversion, you will receive Investor Class shares in an amount equal to the value of your Broker Class shares. Because both classes have different prices, you may receive more or less Investor Class shares after the conversion. However, the dollar amount converted will not change so that you have not lost any money due to the conversion.

RULE 12b-1 FEES

The Funds have adopted a distribution plan under Rule 12b-1 for each class of shares. The Plans allow the Funds to pay distribution and sales fees for the sale of the Funds' shares and for other shareholder services. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under each Plan, the fees may amount to up to 1.00% of that class' average daily net assets. The Potomac Funds' Board of Trustees has authorized each Fund to pay Rule 12b-1 fees equal to 1.00% of the average daily net assets of the Advisor Class and the Broker Class. For the Investor Class, the Board has authorized each Fund to pay Rule 12b-1 fees of an amount equal to the difference between a Fund's Total Annual Operating Expenses and the voluntary limit on Total Annual Operating Expenses of 1.75% for the Plus Funds and 1.95% for the Short Funds.


HOW TO INVEST IN THE POTOMAC FUNDS

You may invest in the Funds through traditional investment accounts, individual retirement accounts (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans. Applications and descriptions of any services fees for retirement accounts are available directly from the Potomac Funds. You may invest directly with the Funds or through certain brokers or dealers. Any transaction effected through a broker or dealer may be subject to a processing fee.

MINIMUM INVESTMENT

The minimum initial and subsequent investments set forth below may be invested in as many of the Potomac Funds as you wish. However, you must invest at least $1,000 in any one of the Funds. For example, if you decide to invest $10,000 in three of the Funds, you may allocate your minimum initial investment as $8,000, $1,000 and $1,000.



                             Minimum Initial Investment      Subsequent Investment
                             --------------------------      ---------------------
Regular Accounts                  $        10,000               $         1,000

Retirement Accounts               $        10,000               $             0


Rafferty may waive these minimum requirements at its discretion. Contact Rafferty, your Financial Advisor or your Broker for further information.

PURCHASING SHARES

BY MAIL:

         o        Complete and sign your Account Application.

         o Tell us which Fund, the class of shares and the amount you wish to invest.

         o Mail your check (payable to "Potomac Funds") along with the completed Account Application to:

   Regular Mail                                           Express/Overnight Mail
   ------------                                           ----------------------
   Potomac Funds                                          Potomac Funds
   c/o U.S. Bancorp Fund Services, LLC                    c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 1993                                          Mutual Fund Services - 3rd Floor
   Milwaukee, Wisconsin 53201-1993                        615 East Michigan Street
                                                          Milwaukee, Wisconsin 53202

         o Cash, credit cards, credit card checks and third-party checks will not be accepted by the Funds.

         o        All purchases must be made in U.S. Dollars through a U.S.
                  bank.

         o If your check does not clear due to insufficient funds, you will be charged a $25.00 fee.

         o You will receive written confirmation by mail, but we do not issue share certificates.

         o The Funds' transfer agent will verify certain information from investors as part or the Funds' anti-money laundering program.

     BY BANK WIRE TRANSFER:

         o Call the Potomac Funds' Transfer Agent at (800) 851-0511 to receive your account number.

         o Wire your payment through the Federal Reserve System as follows:

                           U.S. Bank, N.A.
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                           ABA number 0420-00013
                           For credit to U.S. Bancorp Fund Services, LLC Account Number 112-952-137
                           For further credit to the Potomac Funds
                           (Your name)
                           (Your account number)
                           (Name of Fund(s) and Class(es) to purchase)

         o        Your bank may charge a fee for such services.

         o Once you have wired your investment, mail your completed and signed Account Application to the Potomac Funds.

         o        Wire orders will only be accepted from 9:00 A.M. TO 3:55 P.M.
                  Eastern Time. The Funds will not accept and process any orders for that day received after this time.

         BY CONTACTING YOUR FINANCIAL ADVISOR OR BROKER

         o        Contact your Financial Advisor or Broker.

         o Your Financial Advisor or Broker will help you complete the necessary paperwork, mail your Account Application to the Potomac Funds and place your order to purchase shares of the Funds.


HOW TO EXCHANGE SHARES OF THE POTOMAC FUNDS

You may exchange shares of your current Fund(s) for shares of the same class of any other Potomac Fund without any charges. To make an exchange:

         o Write or call the Potomac Funds' Transfer Agent, or contact your Financial Advisor or Broker.

         o Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

         o The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

         o You must exchange at least a $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

         o You may exchange by telephone only if you selected that option on your account application.

         o You may exchange through the Internet by visiting the Potomac Funds' website at www.potomacfunds.com and activating your account.

         o        You may place exchange orders by telephone between 9:00 A.M.
                  AND 3:55 P.M. Eastern Time.


HOW TO SELL SHARES OF THE POTOMAC FUNDS

         o You may sell all or part of your investment in the Funds at the next determined net asset value after we receive your order.

         o You normally will receive proceeds from any sales of Fund shares within seven days from the time a Fund receives your request in good order.

         o For investments that have been made by check, payment on sales requests may be delayed until the Potomac Funds' Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 business days.

         o Your proceeds will be sent to the address or wired to the bank listed on your Account Application.

         BY TELEPHONE OR BY MAIL


         o Call or write the Funds (see the address and telephone number above).

         o You may only sell shares of the Funds by telephone if you selected that option on your Account Application.

         o Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

         BY WIRE TRANSFER

         o        Call the Potomac Funds.

         o Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

         o        You must wire transfer at least $5,000.

         o You will be charged a wire transfer fee of $15.00 in addition to any charges imposed by your bank.

         o Your proceeds will be wired only to the bank listed on your Account Application.

         THROUGH YOUR FINANCIAL ADVISOR OR BROKER

         o        Contact your Financial Advisor or Broker.

         o        He or she will place your order to sell shares of the Funds.

         o Payment can be directed to your advisory or brokerage account normally within three days after your Financial Advisor or Broker places your order.

ACCOUNT AND TRANSACTION POLICIES

ORDER POLICIES

You may buy and sell shares of the Funds at their NAV computed after your order has been received in good order. PURCHASE AND SELL ORDERS WILL BE PROCESSED THE SAME DAY AT THAT DAY'S NAV IF RECEIVED BY 3:55 P.M. EASTERN TIME. The Funds will not accept and process any orders for that day received after this time.

There are certain times when you may be unable to sell shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of its assets or sell its holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares.

TELEPHONE TRANSACTIONS

For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.


SIGNATURE GUARANTEES

In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signatures guarantees may be available at your bank, stockbroker or a national securities exchange. Your signature must be guaranteed under the following circumstances:

         o if your account registration or address has changed in the last 30 days,

         o if the proceeds of your sale are mailed to an address other than the one listed with the Funds,

         o        if the proceeds are payable to a third party,

         o        if the sale is greater than $100,000,

         o        if the wire instructions on the account are being changed, or

         o if there are other unusual situations as determined by the Funds' Transfer Agent.

LOW BALANCE ACCOUNTS

If your total account balance falls below $10,000, then we may sell your shares of the Funds. We will inform you in writing 30 days prior to selling shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell shares and send you the proceeds. We will not sell shares if your account value falls due to market fluctuations.


MONEY MARKET FUND CHECKING POLICIES

You may write checks against your Money Market Fund account if you request and complete a signature card. With these checks, you may sell shares of the Fund simply by writing a check for at least $500. You may not write a check to close your account. If you place a stop payment order on a check, we will charge you $25.

                             ADDITIONAL INFORMATION


MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds' assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 500 Fifth Avenue, Suite 415, New York, New York 10110.

Under an investment advisory agreement between the Potomac Funds and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds' daily net assets. For the share classes of the Funds that were in operations. The fees charged and the contractual fees are the same.

                                            Advisory Fees Charged
                                            ---------------------

   Plus Funds                                       0.75%
   Short Funds                                      0.90%

An investment committee of Rafferty employees has the day-to-day responsibility for managing the Potomac Funds.


DISTRIBUTIONS

Each Fund distributes dividends from its net investment income annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains annually. A Fund has capital gains when it sells its portfolio assets for a profit. The tax consequences will vary depending on how long a Fund has held the assets. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

Dividends and capital gain distributions will be reinvested automatically at NAV unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether or not the distributions are received in cash or reinvested. If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Fund reserves the right to reinvest the check in your Potomac Fund account at that Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

TAXES

The following table illustrates the potential tax liabilities for taxable accounts:

                     TYPE OF TRANSACTION                                               TAX STATUS*
--------------------------------------------------------------      --------------------------------------------------
Dividend distribution                                               Ordinary income rate
Distribution of net short-term capital gains                        Ordinary income rate
Distribution of net long-term capital gains                         Long-term capital gains rate
Sale or exchange of Fund shares owned for more than
one year                                                            Long-term capital gains or losses
Sale or exchange of Fund shares owned for one year or less          Gains are taxed at the same rate as ordinary
                                                                    income; losses are subject to special rules

--------------------
* Tax consequences for tax-deferred retirement accounts or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

If you are a non-retirement account holder, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 30% of all dividends and, for Funds other than the U.S. Government Money Market Fund, other distributions and sale proceeds payable to you. If you are otherwise subject to backup withholding, we also are required to withhold and pay to the IRS 30% of your dividends and, for Funds other than the U.S. Government Money Market Fund, other distributions. Any tax withheld may be applied against your tax liability when you file your tax return. You may be subject to a $50 fee for any penalties imposed on the Funds by the IRS.

MASTER/FEEDER STRUCTURE OPTION

The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees' decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure.

FINANCIAL HIGHLIGHTS

There are no financial highlights for the Funds because none of the classes of the Potomac Funds described in this Prospectus were operational at the end of the most recent fiscal year.

                      MORE INFORMATION ON THE POTOMAC FUNDS

STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

TO OBTAIN THE SAI OR FUND REPORTS FREE OF CHARGE:

Write to:   Potomac Funds        Call:  (800) 851-0511         By Internet:
            P.O. Box 1993                                  www.potomacfunds.com
            Milwaukee, Wisconsin  53201-1993

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC's Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor:                          Rafferty Asset Management, LLC
                                             500 Fifth Avenue, Suite 415
                                             New York, New York 10110

Administrator, Transfer Agent,               U.S. Bancorp Fund Services, LLC
Dividend Paying Agent,                       P.O. Box 1993
Shareholder Servicing Agent:                 Milwaukee, WI 53201-1993

Custodian:                                   U.S. Bank, N.A.
                                             615 East Michigan Street
                                             Milwaukee, WI 53202

Counsel:                                     Kirkpatrick & Lockhart LLP
                                             1800 Massachusetts Avenue, N.W.
                                             Washington, D.C. 20036-1800

Independent Auditors:                        Ernst & Young LLP
                                             111 East Kilbourn Avenue
                                             Milwaukee, WI 53202



                   Rafferty Capital Markets, LLC, Distributor
                                59 Hilton Avenue
                           Garden City, New York 11530



No person has been authorized to give any information or to make any representation not contained in this Prospectus, or in the SAI incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Funds in any jurisdiction in which such an offering may not lawfully be made.

                                                       SEC File Number: 811-8243

                                  POTOMAC FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

  100 South Royal Street                        500 Fifth Avenue, Suite 415
Alexandria, Virginia 22314                       New York, New York 10110

                                 (800) 851-0511

The Potomac Funds (the "Trust") is a management investment company, or mutual fund, which currently consist of fourteen separate investment portfolios. This Statement of Additional Information ("SAI") relates only to the following share classes of Funds: Investor Class of the Potomac Japan Plus Fund and Potomac Japan/Short Fund; Advisor Class of the Potomac Japan Plus Fund, Potomac Japan/Short Fund, Potomac Dow 30(SM)/Short Fund, Potomac Small Cap/Short Fund, Potomac Internet/Short Fund, and Potomac OTC/Short Fund; and Broker Class of the Potomac Japan Plus Fund, Potomac Japan/Short Fund, Potomac Internet Plus Fund, Potomac Internet/Short Fund, Potomac Dow 30(SM)/Short Fund, Potomac Small Cap/Short Fund, Potomac U.S./Short Fund, and Potomac OTC/Short Fund (collectively, the "Funds").

The Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. The Funds are not designed for inexperienced or less sophisticated investors. An important feature of the Trust is that it primarily consists of pairs of Funds, each of which attempts to provide targeted returns to a specific index on a given day. The "plus" fund attempts to provide investment results that correlate to its target index, while the "short" fund attempts to provide investment results that are opposite of the return of its target index. In particular, the Funds below seek the following investment results as compared to their target indices:

FUND                                    TARGET INDEX
Potomac Japan Plus Fund                 125% of the performance of the Nikkei 225 Stock Average
Potomac Japan/Short Fund                Inverse (opposite) of the Nikkei 225 Stock Average
Potomac Internet Plus Fund              125% of the performance of the Dow Jones Composite Internet Index(SM)
Potomac Internet/Short Fund             Inverse (opposite) of the Dow Jones Composite Internet Index(SM)
Potomac U.S./Short Fund                 Inverse (opposite) of the Standard & Poor's 500 Composite
                                        Stock Price Index(TM)
Potomac OTC/Short Fund                  Inverse (opposite) of the Nasdaq 100 Stock Index(TM)
Potomac Dow 30(SM) /Short Fund          Inverse (opposite) of the Dow Jones Industrial Average(SM)
Potomac Small Cap/Short Fund            Inverse (opposite) of the Russell 2000 Index

This Statement of Additional Information ("SAI") dated January 2, 2003 is not a prospectus. It should be read in conjunction with the Trust's Prospectuses dated January 2, 2003. To receive a copy of the Prospectuses or annual reports to shareholders, without charge, upon request to the Trust at the address or telephone number listed above.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

THE POTOMAC FUNDS.................................................................................................1

CLASSIFICATION OF THE FUNDS.......................................................................................1

INVESTMENT POLICIES AND TECHNIQUES................................................................................2
     American Depositary Receipts ("ADRs")........................................................................2
     Foreign Securities...........................................................................................3
     Illiquid Investments and Restricted Securities...............................................................3
     Indexed Securities...........................................................................................4
     Investments in Other Investment Companies....................................................................5
     Options, Futures and Other Strategies........................................................................5
     Repurchase Agreements.......................................................................................13
     Short Sales.................................................................................................15
     U.S. Government Securities..................................................................................15
     Other Investment Risks and Practices........................................................................16

INVESTMENT RESTRICTIONS..........................................................................................18

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................21

MANAGEMENT OF THE TRUST..........................................................................................23
     Trustees and Officers.......................................................................................23
     Five Percent Shareholders...................................................................................27
     Investment Advisor..........................................................................................31
     Fund Administrator, Fund Accountant, Transfer Agent and Custodian...........................................33
     Distributor.................................................................................................35
     Distribution Plans..........................................................................................35
     Independent Accountants.....................................................................................36

DETERMINATION OF NET ASSET VALUE.................................................................................36

PURCHASES AND REDEMPTIONS........................................................................................37
     Retirement Plans............................................................................................37
     Redemptions by Telephone....................................................................................38
     Redemption in Kind..........................................................................................38

EXCHANGE PRIVILEGE...............................................................................................39

CONVERSION OF BROKER CLASS SHARES................................................................................39

PERFORMANCE INFORMATION..........................................................................................40
     Comparative Information.....................................................................................40
     Average Annual Total Return (before taxes)..................................................................41

SHAREHOLDER AND OTHER INFORMATION................................................................................43

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.........................................................................43
     Dividends and Other Distributions...........................................................................43
     Taxes.......................................................................................................44

FINANCIAL STATEMENTS.............................................................................................48

                                THE POTOMAC FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently consists of fourteen separate series. Only certain classes of the following eight series are offered in this SAI: the Potomac U.S./Short Fund ("U.S. Short Fund"), the Potomac OTC/Short Fund ("OTC/Short Fund"), the Potomac Dow 30(SM)/Short Fund ("Dow 30/Short Fund"), the Potomac Internet Plus Fund ("Internet Plus Fund"), the Potomac Internet/Short Fund ("Internet Short Fund"), the Potomac Japan Plus Fund ("Japan Plus Fund"), the Potomac Japan/Short Fund ("Japan Short Fund"), and the Potomac Small Cap/Short Fund ("Small Cap Short"). The Trust may offer additional series in the future.

The Trust currently offers three classes of shares: Investor Class, Advisor Class and Broker Class:

         o The OTC Plus, OTC/Short, Dow 30 Plus, Dow 30/Short, Small Cap Plus, Small Cap/Short, MidCap Plus, MidCap/Short, U.S. Plus, U.S./Short, and Money Market Funds offer Investor Class shares ("Investor Funds"). Investor Class shares are designed for sale directly for investors without a sales charge.

         o The OTC Plus, Dow 30 Plus, Small Cap Plus, U.S. Plus, U.S./Short, and Money Market Funds offer Advisor Class shares ("Advisor Funds"). Advisor Class shares are made available through investment advisers, banks, trust companies or other authorized representatives without a sales charge but are subject to a 1.00% distribution and service fee.

         o The OTC Plus, Dow 30 Plus, Small Cap Plus, U.S. Plus, and Money Market Funds offer Broker Class shares ("Broker Funds"). Broker Class shares are sold through brokers and dealers and are subject to a 5% maximum contingent deferred sales charge ("CDSC") declining over a six-year period.

This SAI does not relate to the classes of shares of the Funds indicated on the cover of this SAI.

The Funds are designed principally for experienced investors seeking an asset allocation vehicle. The Funds provide investment exposure to various securities markets. Each Fund seeks investment results that correspond on a given day to a specific target index. The terms "plus" and "short" in the Funds' names are not intended to refer to the duration of the Funds' investment portfolios. The Funds may be used independently or in combination with each other as part of an overall strategy.


                           CLASSIFICATION OF THE FUNDS

Each Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act. A Fund is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

A Fund's classification as a "non-diversified" series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to meet certain diversification standards at the end of each quarter of its taxable year.

                       INVESTMENT POLICIES AND TECHNIQUES

The Funds may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objective.

CORE INVESTMENTS

In general, the Funds invest at least 80% of their net assets (plus any borrowings for investment purposes) in a manner designed to provide investment returns that, for the Potomac Plus Funds, correspond to 125% of their respective indices and, for the Potomac Short Funds, that inversely correspond to their respective indices.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

The OTC/Short Fund, Small Cap/Short Fund, Internet Plus Fund, Internet/Short Fund, Japan Plus Fund and Japan/Short Fund may invest in ADRs. The OTC/Short Fund, Small Cap/Short Fund, Internet/Short Fund and Japan/Short Fund may sell ADRs short.

ADRs are dollar denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

FOREIGN SECURITIES

The Japan Plus Fund and the Japan/Short Fund (each, a "Japan Fund" and collectively, the "Japan Funds") may invest in ADRs of companies that comprise the Nikkei 225 Index. The Japan Funds also may have indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES

Each Fund may purchase and hold illiquid investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board of Trustees ("Board" or "Trustees") or Rafferty Asset Management, LLC ("Rafferty"), the Funds' investment adviser, has determined under Board-approved guidelines are liquid. None of the Funds, however, currently anticipates investing in such restricted securities.

The term "illiquid investments" for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days, (2) securities for which market quotations are not readily available, (3) over-the-counter ("OTC") options and their underlying collateral, (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on net asset value.

Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

INDEXED SECURITIES

Each Fund may purchase indexed securities, which are securities the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See "Illiquid Investments and Restricted Securities" above.

The U.S./Short Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), and whose shares trade on the American Stock Exchange ("AMEX"). The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs, however, may not be equivalent to the pro rata value of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks.

The Dow 30/Short Fund may invest in DIAMONDS(sm). DIAMONDS represent an investment in a unit investment trust ("DIAMONDS Trust"), which owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average ("DJIA"). The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA. The DIAMONDS Trust's shares trade on the AMEX. An investment in DIAMONDS is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline.

Although DIAMONDS are designed to provide investment results that generally correspond to the price and yield performance of the DJIA, the DIAMONDS Trust may not be able to exactly replicate the performance of the DJIA because of trust expenses and other factors.

An investment in SPDRs and in DIAMONDS are considered investments in other investment companies, which are discussed below.

The Japan Funds may invest in currency-indexed securities. These securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one more specified foreign currencies, and may offer higher yields than U.S. Dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the value of a specified foreign currency increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when the value of a specified foreign currency increases, resulting in a security whose price characteristics are similar to a put on the underlying currency.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

OPTIONS, FUTURES AND OTHER STRATEGIES

General. Each Fund may use certain options (both traded on an exchange and OTC), futures contracts (sometimes referred to as "futures") and options on futures contracts (collectively, "Financial Instruments") as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund's position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund's investment objective and permitted by a Fund's investment limitations and applicable regulatory authorities. The Funds' Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or

(2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. ("Custodian"), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange ("CBOE"), the AMEX and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the Amex Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the

Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

OTC Foreign Currency Options. OTC foreign currency options that may be used by the Japan Plus Fund and the Japan Short Fund are European-style options. This means that the option is exercisable only immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund's loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

If a Fund enters into futures contracts or options on futures contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and the premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts and options on futures contracts.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Foreign Currency Strategies - Risk Factors. Each Japan Fund may use options and futures contracts on Japanese Yen, as described above, and forward contracts on Japanese Yen, as described below.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. Dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, each Japan Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, each Japan Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Each Japan Fund may enter into forward currency contracts to purchase or sell Japanese Yen for a fixed amount of U.S. Dollars. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The cost to each Japan Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Japan Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Japan Fund would in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Japan Fund may be unable to close out a forward currency contract at any time prior to maturity. In either event, a Japan Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Japan Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. Government Security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund's holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See "Illiquid Investments and Restricted Securities" above.

Each Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

SWAP AGREEMENTS

The Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the

"net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

SHORT SALES

The U.S./Short Fund, the OTC/Short Fund, the Dow 30/Short Fund, the Internet/Short Fund, the Small Cap/Short Fund and the Japan/Short Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short; or
(2) otherwise cover the Fund's short position.

The Internet Plus Fund and the Japan Plus Fund each also may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the stock being sold at no additional cost ("selling short against the box").

U.S. GOVERNMENT SECURITIES

The Funds may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Government Securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, the Federal National Mortgage Association ("Fannie Mae"), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage

Association ("Ginnie Mae"), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Yields on short-, intermediate- and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund's portfolio investments in U.S. Government Securities, while a decline in interest rates generally would increase the market value of a Fund's portfolio investments in these securities.

OTHER INVESTMENT RISKS AND PRACTICES

Borrowing. The Internet Plus Fund and the Japan Plus Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund's net asset value and on a Fund's investments. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Funds may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, each Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with the Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund's portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. The Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on four business days' notice or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, frequently will redeem Fund shares, as well as exchange their Fund shares for shares of other Funds. A Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby causing a high portfolio turnover. Because each Fund's portfolio turnover rate depends largely on the purchase, redemption and exchange activity of its investors, it is difficult to estimate each Fund's actual turnover rate.

A Fund's portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund's investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero. However, each

Fund's portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

TRACKING ERROR

Several factors may affect the Funds' ability to achieve this correlation. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund's portfolio holdings to comply with that Fund's investment restrictions or policies, or regulatory or tax law requirements; and (7) market movements that run counter to a leveraged Fund's investments (which will cause divergence between the Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund's short-term performance will reflect such deviation from its target index.

In the case of the Funds whose net asset values are intended to move inversely from their target indices (the U.S./Short Fund, OTC/Short Fund, Dow 30/Short Fund, Internet/Short Fund, Japan/Short Fund, the Small Cap/Short Fund) the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between a Fund and the return of its applicable target index on a daily basis, the symmetry between the changes in the benchmark and the changes in the Fund's net asset value can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect inverse correlation with its target index on every trading day over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in the Fund's net asset value by a percentage that is somewhat greater than the percentage that the index's returns decreased. Conversely, if a Fund maintained a perfect inverse correlation with its target index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease of the Fund's net asset value by a percentage that would be somewhat less than the percentage that the index returns increased.


                             INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a "vote of the majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

EACH FUND HAS ADOPTED THE FOLLOWING FUNDAMENTAL INVESTMENT POLICY that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

         Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

EACH FUND HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATIONS:

A Fund shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.   Underwrite securities of any other issuer.

3.   Purchase, hold, or deal in real estate or oil and gas interests.

4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except
     (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments, (2) as otherwise permitted herein and in Investment Limitations Nos. 5, 7, and 8, and (3) the U.S./Short Fund, OTC/Short Fund, Dow 30/Short Fund, Internet/Short Fund, Japan/Short Fund and Small Cap Plus/Short Fund may make short sales of securities.

5. Pledge, mortgage, or hypothecate the Fund's assets, except (1) to the extent necessary to secure permitted borrowings, (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis, and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6. Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

EACH FUND, EXCEPT THE JAPAN PLUS FUND AND THE INTERNET PLUS FUND, HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATION:

A Fund shall not:

7. Borrow money, except (1) as a temporary measure for extraordinary or emergency purposes and then only in amounts not to exceed 5% of the value of the Fund's total assets, (2) in an amount up to 33 1/3% of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities, (3) to enter into reverse repurchase agreements, and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

THE INTERNET PLUS FUND AND JAPAN PLUS FUND HAVE ADOPTED THE FOLLOWING INVESTMENT
LIMITATION:

A Fund shall not:

8. Make short sales of portfolio securities or purchase any portfolio securities on margin but may make short sales "against the box," obtain such short-term credits as are necessary for the clearance of transactions, and make margin payments in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

THE JAPAN PLUS FUND AND INTERNET PLUS FUND HAVE ADOPTED THE FOLLOWING INVESTMENT
LIMITATION:

A Fund shall not:

9. Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets), (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund's total assets, (3) to enter into reverse repurchase agreements, and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

EACH FUND, EXCEPT THE OTC/SHORT FUND, HAS ADOPTED THE FOLLOWING INVESTMENT
LIMITATION:

A Fund shall not:

10. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE OTC/SHORT FUND HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATION:

A Fund shall not:

11. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except for the software and hardware industries when the percentage of the securities of either industry constitutes more than 25% of the Nasdaq Index. There shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Funds, Rafferty seeks best execution of trades either (1) at the most favorable price and efficient execution of transactions or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty's investment advisory fee to be paid by the Funds.

Purchases and sales of U.S. Government Securities normally are transacted through issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by each of the following Funds as well as the total value of the corresponding transactions for the three fiscal periods ended August 31, 2002 are shown in the tables below.

                                                                  TOTAL VALUE OF BROKERAGE
     OTC/SHORT FUND                   BROKERAGE FEES PAID             TRANSACTIONS ($)
-------------------------             -------------------         ------------------------
2002                                    $         6,844               $   197,239,050
2001                                    $         3,272               $   151,520,115
2000                                    $         2,465               $   192,774,715


                                                                  TOTAL VALUE OF BROKERAGE
  SMALL CAP/SHORT FUND                BROKERAGE FEES PAID             TRANSACTIONS ($)
-------------------------             -------------------         ------------------------
2002                                    $       217,432               $ 2,284,842,447
2001                                    $        18,405               $   604,733,730
12/21/99-8/31/00                        $        45,782               $   580,923,894


                                                                  TOTAL VALUE OF BROKERAGE
    U.S./SHORT FUND                   BROKERAGE FEES PAID             TRANSACTIONS ($)
-------------------------             -------------------         ------------------------
2002                                    $        75,177               $   449,949,385
2001                                    $         8,025               $    89,505,587
2000                                    $         9,287               $   288,108,034


                                                                  TOTAL VALUE OF BROKERAGE
   INTERNET PLUS FUND                 BROKERAGE FEES PAID             TRANSACTIONS ($)
-------------------------             -------------------         ------------------------
2002                                    $        44,734               $    29,855,685
2001                                    $        40,542               $    52,915,442
12/2/99-8/31/00                         $        84,296               $   105,645,646

                                                                  TOTAL VALUE OF BROKERAGE
  INTERNET/SHORT FUND                 BROKERAGE FEES PAID             TRANSACTIONS ($)
-------------------------             -------------------         ------------------------
2002                                    $        67,648               $    35,380,351
2001                                    $        67,523               $    59,810,362
12/21/99-8/31/00                        $        67,700               $   174,004,963

The increase in brokerage commissions paid by the Small Cap/Short and U.S./Short Funds from 2001 to 2002, was due to an increased volume of securities trading.


                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. The Trustees are responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust. Each Trustee of the Trust also serves on the Board of the Potomac Insurance Trust, the other registered investment company in the Potomac mutual fund complex. Unless otherwise noted, an individual's business address is 500 Fifth Avenue, Suite 415, New York, New York 10110.


                                        POSITION, TERM OF OFFICE
                                       AND LENGTH OF TIME SERVED                   PRINCIPAL OCCUPATION
    NAME, AGE AND ADDRESS                   WITH THE TRUST           DURING PAST FIVE YEARS AND CURRENT DIRECTORSHIPS
------------------------------       ---------------------------     ------------------------------------------------

INTERESTED TRUSTEES                  TERM:
Lawrence C. Rafferty* (59)           Chief Executive Officer,        Chairman and Chief Executive Officer of
                                     Chairman of the Board of        Rafferty, 1997-present; Chief Executive Officer
                                     Trustees since 1997             of Rafferty Companies, LLC, 1996-present; Chief
                                                                     Executive Officer of Cohane Rafferty
                                                                     Securities, Inc., 1987-present (investment
                                                                     banking); Chief Executive Officer of Rafferty
                                                                     Capital Markets, Inc., 1995-present; Trustee of
                                                                     Fairfield University.

                                        POSITION, TERM OF OFFICE
                                       AND LENGTH OF TIME SERVED                   PRINCIPAL OCCUPATION
    NAME, AGE AND ADDRESS                   WITH THE TRUST           DURING PAST FIVE YEARS AND CURRENT DIRECTORSHIPS
------------------------------       ---------------------------     ------------------------------------------------

Jay F. Higgins* (57)                 Trustee since 1997              Principal of Bengal Partners, LLC since 2002


DISINTERESTED TRUSTEES               TERM:

Daniel J. Byrne (58)                 Trustee since 1997              President and Chief Executive Officer of Byrne
                                                                     Securities Inc., 1992-present; Trustee, The
                                                                     Opening Word Program, Wyandanch, New York.


Kevin G. Boyle (54)                  Trustee since 2002              President, Kevin G. Boyle Securities, Inc.,
                                                                     1981 to Present.

Gerald E. Shanley III (59)           Trustee since 1997              Business Consultant, 1985-present; Trustee of
                                                                     Estate of Charles S. Payson, 1987-present.

OFFICERS                             TERM:
                                     One Year

Daniel D. O'Neill (34)               President since 1999            Managing Director of Rafferty, 1999-present;
                                                                     Portfolio Manager, Hermitage Capital
                                                                     Management, 1998-1999; Associate, Akin, Gump,
                                                                     Strauss, Hauer & Feld, LLP, 1995-1998.

Timothy P. Hagan (60)                Vice President since 2001;      Vice President of Rafferty, 1997-present.
100 S. Royal Street                  Chief Financial Officer
Alexandria, VA 22314                 1997-2001

Philip A. Harding (59)               Senior Vice President since     Vice President of Rafferty, 1997-present.
                                     1997

Mark D. Edwards (44)                 Chief Financial Officer since   Vice President of Rafferty, 1997 to present.
100 S. Royal Street                  2001; Vice President 1997-2001
Alexandria, VA 22314

Jesse J. Noel (32)                   Chief Financial Officer since   Assistant Vice President of Rafferty, 2002 to
100 S. Royal Street                  2002                            present; Mutual Fund Accountant, U.S. Bancorp
Alexandria, VA 22314                                                 Fund Services, 1997-1999.

Robert J. Zutz (48)                  Secretary since 1997            Partner, Kirkpatrick & Lockhart LLP (law firm).
1800 Massachusetts Ave.
Washington, DC 20036

Eric W. Falkeis (29)                 Assistant Secretary since 1997  Vice President, U.S. Bancorp Fund Services LLC,
615 East Michigan Street                                             1997-present; Audit Senior with
Milwaukee, WI 53202                                                  PricewaterhouseCoopers LLP, 1995-1997.

----------
* Messrs. Rafferty and Higgins are deemed to be "interested persons" of the Trust, as defined by the 1940 Act.

The Trust has an Audit Committee, consisting of Messrs. Byrne, Boyle and Shanley. The members of the Audit Committee are not "interested" persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust's independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits.

The Trust also has a Nominating Committee, consisting of Messrs. Byrne, Boyle and Shanley, each of who is a disinterested member of the Board. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The nominating committee does not have a policy regarding the consideration of nominees recommended by shareholders. The Nominating Committee met once during the last fiscal year.

         The following table shows the amount of equity securities in the Funds and in the other Potomac Funds owned by the Trustees as of the calendar year ended December 31, 2001:


DOLLAR RANGE OF         INTERESTED                    DISINTERESTED
EQUITY SECURITIES       TRUSTEES:                     TRUSTEES:
OWNED:
--------------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                        Lawrence C.                        Kevin G.         Daniel  J.       Richard         Gerald E.
                         Rafferty        Jay Higgins        Boyle**           Byrne         Jackson***      Shanley III
--------------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
U.S. Plus Fund        $             0  $             0  $             0  $             0  $             0  $             0

U.S./ Short Fund      $             0  $             0  $             0  $             0  $             0  $             0

OTC Plus Fund            Over $100,00  $             0  $             0  $             0  $             0  $             0

OTC/ Short Fund       $             0  $             0  $             0  $             0  $             0  $             0

Dow 30(SM) Plus Fund     Over $100,00  $             0  $             0  $             0  $             0  $             0

Internet Plus Fund    $     1-$10,000  $             0  $             0  $             0  $             0  $             0

Internet/Short Fund   $             0  $             0  $             0  $             0  $             0  $             0

Small Cap Plus Fund   $10,001-$50,000  $             0  $             0  $             0  $             0  $             0

Small Cap/Short Fund  $             0  $             0  $             0  $             0  $             0  $             0

MidCap Plus Fund*     $             0  $             0  $             0  $             0  $             0  $             0

MidCap/Short Fund*    $             0  $             0  $             0  $             0  $             0  $             0

Money Market Fund       Over $100,000  $             0  $             0  $51,000-$100,00  $             0  $             0

Aggregate Dollar
Range of Equity
Securities in the
Potomac Funds           Over $100,000  $             0  $             0  $51,000-$100,00  $             0  $             0

* As of the date of this SAI, the MidCap Plus and MidCap/Short Funds had not commenced operations.

** Mr. Boyle was elected to the Board of Trustees on December 11, 2002.

*** Mr. Jackson resigned from the Board of Trustees effective December 10, 2002.

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust's prior fiscal year ended August 31, 2002.

                                                                                                           Aggregate
                                     Aggregate         Pension or Retirement     Estimated Annual      Compensation From
                                Compensation From    Benefits Accrued As Part      Benefits Upon       the Trust Paid to
   Name of Person, Position          the Trust        of the Trust's Expenses       Retirement           the Trustees
------------------------------- -------------------- -------------------------- -------------------- ----------------------
INTERESTED TRUSTEES

Lawrence C. Rafferty                  $    0                  $    0                  $    0                $    0

Jay F. Higgins                        $8,000                  $    0                  $    0                $8,000

DISINTERESTED TRUSTEES
                                      $    0                  $    0                  $    0                $    0
Kevin G. Boyle*

Daniel J. Byrne                       $8,000                  $    0                  $    0                $8,000

Richard G. Jackson**                  $8,000                  $    0                  $    0                $8,000

Gerald E. Shanley III                 $8,000                  $    0                  $    0                $8,000


* Mr. Boyle was elected to the Board of Trustees on December 11, 2002.

** Mr. Jackson resigned from the Board of Trustees effective December 10, 2002.


FIVE PERCENT SHAREHOLDERS

Listed below are shareholders who owned of record or were known by the Funds to own beneficially five percent or more of the outstanding shares of the Funds as of November 30, 2002. The Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.


U.S. PLUS FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Charles Schwab & Co., Inc.                              39.64%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr., Suite 700
Denver, CO 80246

FTC & Co.                                               20.66%
Attn: Datalynx House A/C
P.O. Box 3865
Denver, CO 80217-3736

IMS & Co.                                               17.86%
For the Exclusive Benefit of Customers
P.O. Box 3865
Englewood, CO 80155-3865

U.S./SHORT FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Trust Company of America                                23.56%
P.O. Box 6503
Englewood, CO 80155-6503

Charles Schwab & Co., Inc.                              23.44%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr., Suite 700
Denver, CO 80246

National Financial Services                             13.63%
Corp for the Exclusive Benefit of our Customers
1 World Financial Ctr.
200 Liberty Street
New York, NY 10281-1003

National Financial Services                             11.28%
Corp for the Exclusive Benefit of our Customers
55 Water St. Fl.32
New York, NY 10041-0028

Brwon & Co. Securities Corp FBO 81091774                 5.26%
1 Beacon St. Suite 18
Boston, MA 02108-3106

OTC PLUS FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Charles Schwab & Co., Inc.                              45.57%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr., Suite 700
Denver, CO 80246

Trust Company of America                                12.92%
FBO HZI
P.O. Box 6503
Englewood, CO 80155-6503

National Financial Services, Corp.                      11.42%
For the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York, NY 10281-1003

Centurion Trust Company                                  6.80%
2425 E. Camelback Rd.
Suite 530
Phoenix, AZ 85016-9218

National Investor Services Corp.                         5.08%
For the Exclusive Benefit of our Customers
55 Water Street
New York, NY 10041-3299

OTC/ SHORT FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Charles Schwab & Co., Inc.                              29.79%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr., Suite 700
Denver, CO 80246

Turtle & Co.                                            11.30%
C/O State Street Bank Tr
P.O. Box 9427
Boston, MA 02209-9427

National Financial Services                             10.63%
Corp for the Exclusive Benefit of our Customers
1 World Financial Ctr.
200 Liberty Street
New York, NY 10281-1003

Donaldson Lufkin & Jenrette                              5.85%
Securities Corporation
1 Pershing Plz Fl 14
Jersey City, NJ 07399-0001

National Investor Services Corp.                         5.37%
Corp for the Exclusive Benefit of our Customers
55 Water St. Fl.32
New York, NY 10041-0028

SMALL CAP PLUS FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Charles Schwab & Co., Inc.                              67.57%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr., Suite 700
Denver, CO 80246

IMS & Co                                                24.26%
For the Exclusive Benefit of our Customers
P.O. Box 3865
Englewood, CO 80155-3855

SMALL CAP/SHORT FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Charles Schwab & Co., Inc.                              62.55%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr., Suite 700
Denver, CO 80246

National Financial Services                             20.05%
Corp for the Exclusive Benefit of our Customers
1 World Financial Ctr.
200 Liberty Street
New York, NY 10281-1003

National Investor Services Corp.                         8.51%
Corp for the Exclusive Benefit of our Customers
55 Water St. Fl.32
New York, NY 10041-3299

U.S. GOVERNMENT MONEY MARKET FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Trust Company of America                                26.42%
FBO HZI
Englewood, CO 80155-6503

FOBCO A Partnership Moderate                            15.97%
Union Planters
P.O. Box 523
Belleville, IL 62222-0523

FOBCO A Partnership Equity                               6.59%
Union Planters
P.O. Box 523
Belleville, IL 62222-0523

DOW 30 PLUS FUND - INVESTOR CLASS

NAME                                                    PERCENTAGE
Charles & Schwab & Co., Inc.                            31.86%
Special Custody Account for the Benefit of Customers
4500 Cherry Creek Dr.
Suite 700
Denver, CO 80246

Trust Company of America                                20.35%
FBO PSI
P.O. Box 6503
Englewood, Co 80155-6503

National Financial Services Corp.                       12.59%
For the Exclusive Benefit of our Customers
1 World Financial Center
200 Liberty Street
New York, NY 10281-1003

Trust Company of America                                11.36%
FBO FP12
P.O. Box 6503
Englewood, CO 80155-6503

IMS & Co.                                               11.29%
For the Exclusive Benefit of our Customers
P.O. Box 3865
Englewood, CO 80155-3865


INVESTMENT ADVISOR

Rafferty Asset Management, LLC, 500 Fifth Avenue, Suite 415, New York, New York, 10110, provides investment advice to the Funds. Rafferty was organized as a New York limited liability corporation in June 1997.

Under an Investment Advisory Agreement between the Trust, on behalf of the Funds, and Rafferty ("Advisory Agreement"), Rafferty provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty the following fee at an annual rate based on its average daily net assets of:

              Plus Funds                0.75%
              Short Funds               0.90%

Rafferty has voluntarily agreed to reimburse the Investor Class Funds for other expenses through August 31, 2003 to the extent that the Investor Class Funds' total annual operating expenses exceed 1.75% for the Investor Class Plus Funds and 1.95% for the Investor Class Short Funds. In addition, Rafferty has voluntarily agreed to reimburse the Advisor Class Funds for other expenses through August 31, 2003 to the extent that the Advisor Class Funds' total annual operating expenses exceed 2.75% for the Advisor Plus Funds and 2.95% for the Advisor Class Short Funds. In addition, Rafferty has voluntarily agreed to reimburse the Broker Class Funds for other expenses through August 31, 2003 to the extent that the Broker Class Funds' total annual operating expenses exceed 2.50% for the Broker Class Plus Funds and 2.65% for the Broker Class Short Funds. If overall expenses fall below these percentage limitations, then the Investor Class Funds, Advisor Class Funds or Broker Class Funds may reimburse Rafferty within the following three fiscal years.

Rafferty agrees that it will only recover previously covered expenses prior to December 18, 2001 if Class expenses fall below the contractual limitations, at that time within the following three years. After December 18, 2001, a Class may reimburse Rafferty any expenses Rafferty covers under the voluntary limits within the following three fiscal years if overall Class expenses fall below the current voluntary limitations.

The tables below show the amount of advisory fees paid by each of the following Funds and the amount of fees waived and/or absorbed by Rafferty over the last three fiscal periods ended August 31, 2002.

                                                                    WAIVED FEES AND/OR
                                                                     EXPENSES ABSORBED
    OTC/SHORT FUND                     ADVISORY FEES PAID               BY ADVISOR
-------------------------              ------------------           ------------------
2002                                    $        76,361               $             0
2001                                    $        52,469               $        28,654
2000                                    $        71,297               $         4,411

                                                                    WAIVED FEES AND/OR
                                                                     EXPENSES ABSORBED
  SMALL CAP/SHORT FUND                 ADVISORY FEES PAID               BY ADVISOR
-------------------------              ------------------           ------------------
2002                                    $       441,892               $             0
2001                                    $        96,439               $         5,303
12/21/99-8/31/00                        $        45,510               $        13,344

                                                                    WAIVED FEES AND/OR
                                                                     EXPENSES ABSORBED
    U.S./SHORT FUND                    ADVISORY FEES PAID               BY ADVISOR
-------------------------              ------------------           ------------------
2002                                    $        64,015               $        30,122
2001                                    $        24,669               $        48,239
2000                                    $        34,964               $        25,542

                                                                    WAIVED FEES AND/OR
                                                                     EXPENSES ABSORBED
   INTERNET PLUS FUND                  ADVISORY FEES PAID               BY ADVISOR
-------------------------              ------------------           ------------------
2002                                    $        14,523               $        46,981
2001                                    $        25,009               $        44,531
12/2/99-8/31/00                         $        68,191               $         1,652


                                                                    WAIVED FEES AND/OR
                                                                     EXPENSES ABSORBED
  INTERNET/SHORT FUND                  ADVISORY FEES PAID               BY ADVISOR
-------------------------              ------------------           ------------------
2002                                    $        24,286               $        23,338
2001                                    $        28,760               $        25,645
12/21/99-8/31/00                        $        10,385               $         3,355

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act. The Advisory Agreement continues in force for an initial period of two years after the date of its approval. In renewing the Advisory Agreement, the Trustees considered, among other matters: (1) the nature and quality of services provided by Rafferty, including investment performance; (2) the cost to Rafferty in providing its services and its profitability; (3) whether the Funds and their shareholders benefit from any economies of scale; (4) whether Rafferty receives fall-out benefits that should be taken into consideration in negotiating the fee; and (5) the fees paid by comparable investment companies.

The Advisory Agreement continues in force for an initial period of two years after the date of its approval. The Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Rafferty or the Trust, and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on 60 days' written notice either by the Trust or Rafferty.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, the Trust, Rafferty and the distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.


FUND ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND CUSTODIAN

U.S. Bancorp Fund Services, LLC , 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds. U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement ("Service Agreement") between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Funds' average daily net assets of .09% of the first $1 billion, .08% of the next $1 billion of the Funds' average daily net assets, ..07% of the next $1 billion of the Funds' average daily net assets, .06% of the next $1 billion of the Funds' average daily net assets and .05% of the remaining balance, subject to an overriding minimum of $265,000.

OTC/SHORT FUND                      FEES PAID TO THE ADMINISTRATOR
----------------------------------- ---------------------------------------
2002                                $10,571
2001                                $10,102
2000                                $ 8,243


SMALL CAP/SHORT FUND                FEES PAID TO THE ADMINISTRATOR
----------------------------------- ---------------------------------------
2002                                $36,590
2001                                $14,279
12/21/99-8/31/00                    $ 5,521


U.S./SHORT FUND                     FEES PAID TO THE ADMINISTRATOR
----------------------------------- ---------------------------------------
2002                                $12,210
2001                                $ 8,397
2000                                $ 3,940


INTERNET PLUS FUND                  FEES PAID TO THE ADMINISTRATOR
----------------------------------- ---------------------------------------
2002                                $6,303
2001                                $8,919
12/2/99-8/31/00                     $9,446


INTERNET/SHORT FUND                 FEES PAID TO THE ADMINISTRATOR
----------------------------------- ---------------------------------------
2002                                $5,174
2001                                $7,800
12/21/99-8/31/00                    $1,262

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC ("Fund Accountant"), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant a fee based on the Fund's average daily net assets of .09% of the first $500 million, .05% of the next $500 million of the Fund's average daily net assets and .025% of the remaining balance, subject to an overriding minimum of $320,000.

The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. also serves as the Custodian of the Funds' assets. Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds' portfolios.

DISTRIBUTOR

Rafferty Capital Markets, LLC., 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended August 31, 2002, the Distributor received $82,950 as compensation from Rafferty for distribution services.

DISTRIBUTION PLANS

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted separate plans for the Investor Class ("Investor Class Plan"), the Advisor Class ("Advisor Class Plan") and the Broker Class ("Broker Class Plan") of each Fund pursuant to which each Fund may pay certain expenses incurred in the distribution of that Class' shares and the servicing and maintenance of existing Class shareholder accounts. Pursuant to each Plan, a Fund may pay up to 1.00% of its average daily net assets. However, for the Investor Class Plan, the Board has authorized each Fund to pay distribution and services fees only in an amount equal to the difference between a Fund's total annual operating expenses and the contractual limit on total annual operating expenses of 1.75% for the Plus Funds and 1.95% for the Short Funds.

Each Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving each Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.

The tables below show the amount of 12b-1 fees paid by each of the following Funds for Investor Class, Broker Class and Advisor Class shares, respectively, for the fiscal year ended August 31, 2002.

OTC/SHORT FUND              12b-1 FEES PAID
--------------              ---------------
Investor Class              $             0
Broker Class                $             0
Advisor Class               $             0


SMALL CAP/SHORT FUND        12b-1 FEES PAID
--------------------        ---------------
Investor Class              $       237,080
Broker Class                $             0
Advisor Class               $             0


U.S./SHORT FUND             12b-1 FEES PAID
---------------             ---------------
Investor Class              $             0
Broker Class                $             0
Advisor Class               $        11,624

INTERNET PLUS FUND          12b-1 FEES PAID
------------------          ---------------
Investor Class              $             0
Broker Class                $             0
Advisor Class               $           881


INTERNET/SHORT FUND         12b-1 FEES PAID
-------------------         ---------------
Investor Class              $             0
Broker Class                $             0
Advisor Class               $             0


The fees paid to the Distributor by the Investor Class of the OTC Plus Fund and the Investor Class of the Small Cap Plus Fund were used for distribution related expenses. All other fees listed above were paid to the broker-dealers as compensation.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Ernst & Young, LLP, 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, are the independent certified public accountants for the Trust.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Funds is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The NYSE is not open on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, or the Nasdaq Stock Market, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which the Adviser has reason to question the validity of quotations received, are valued at fair value as determined in good faith by the Board. For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

For purposes of determining net asset value per share of a Fund, options and futures contracts are valued at the closing prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular commodity.

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Adviser or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.


                            PURCHASES AND REDEMPTIONS

RETIREMENT PLANS

Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish an individual retirement account ("IRA"). An individual may make limited contributions to an IRA of up to $3,000 per year (or $6,000, if such contributions also are made for a nonworking spouse and a joint return is filed) through the purchase of shares of the Funds. The Internal Revenue Code of 1986, as amended ("Code"), limits the deductibility of IRA contributions to taxpayers who are not active participants (and, under certain circumstances, whose spouses are not active participants, unless their combined adjusted gross income does not exceed $150,000) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to the same limits as referred to above. In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish an "education IRA" and/or a "Roth IRA"; although contributions to these new types of IRAs are nondeductible, withdrawals from them will not be taxable under certain circumstances. An IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans.

Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

ANTI-MONEY LAUNDERING

The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency.

REDEMPTIONS BY TELEPHONE

Shareholders may redeem shares of the Funds by telephone. When acting on verbal instructions believed to be genuine, the Trust, Adviser, Transfer Agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Adviser, Transfer Agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

REDEMPTION IN KIND

A Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

RECEIVING PAYMENT

Payment of redemption proceeds will be made within seven days following a Fund's receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers.

         A redemption request will be considered to be received in "good order" if:

o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

o the signatures on any written redemption request of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which the NYSE, the Nasdaq, the CME, or the CBOE, or the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, the Nasdaq, the CME, the CBOE, as appropriate, is restricted. In addition, the rights of redemption may be suspended or the date of payment postponed for any Fund for a period during which an emergency exists so that disposal of the Fund's investments or the determination of its net asset value is not reasonably practicable or for such periods as the SEC, by order, may permit for protection of a Fund's investors.


                               EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents or
(2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by a Fund before the close of regular trading on the NYSE will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE's next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon 60 days' notice.


                        CONVERSION OF BROKER CLASS SHARES

Broker Class shares of a Fund automatically will convert to Investor Class shares of that Fund, based on the relative net asset values per share of the two classes, eight years after the end of the month in which the shareholder's order to purchase those Broker Class shares was accepted. For the purpose of calculating the holding period required for conversion of Broker Class shares, the date of initial issuance shall mean (i) the date on which the Broker Class shares were issued or (ii) for Broker Class shares obtained through an exchange, or a series of exchanges, the date on which the original Broker Class shares were issued. For purposes of conversion to Investor

Class shares, Broker Class shares purchased through the reinvestment of dividends and other distributions paid in respect of Broker Class shares will be held in a separate sub-account. Each time any Broker Class shares in the shareholder's regular account (other than those in the sub-account) convert to Investor Class shares, a pro rata portion of the Broker Class shares in the sub-account will also convert to Investor Class shares. The portion will be determined by the ratio that the shareholder's Broker Class shares converting to Investor Class shares bears to the shareholder's total Broker Class shares not acquired through dividends and other distributions.

The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Investor Class shares and Broker Class shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Broker Class shares would not be converted and would continue to be subject to the higher ongoing expenses of the Broker Class shares beyond eight years from the date of purchase. The Adviser has no reason to believe that this condition for the availability of the conversion feature will not be met.


                             PERFORMANCE INFORMATION

From time to time, each Fund may advertise its average annual total return and compare its performance to that of other mutual funds with similar investment objectives and to relevant indices. Performance information is computed separately for those Funds in accordance with the methods discussed below.

Each Fund may include the total return of its classes in advertisements or other written material. When a Fund advertises the total return of its shares, it will be calculated for the one-, five-, and ten-year periods or, if such periods have not yet elapsed, the period since the establishment of that Fund. Each Fund's performance data quoted in reports, advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value for each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

COMPARATIVE INFORMATION

From time to time, each Fund's performance may be compared with recognized stock and other indices, such as the Standard & Poor's Composite Stock Price Index(TM) ("S&P 500 Index"), the Dow Jones Industrial Average(SM) ("DJIA"), the Nasdaq
100 Stock Index(TM) ("Nasdaq Index"), the Nasdaq Composite Index(TM) ("Nasdaq Composite"), the Nikkei 225 Stock Average ("Nikkei Index"), the Russell 2000 Index ("Russell 2000"), Dow Jones Composite Internet Index(SM) ("Internet Index") and various other domestic, international or global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or operating expenses. The Nasdaq Composite comparison may be provided to show how the OTC/Short Fund's total returns compare to the record of a broad average of OTC stock prices over the same period. The OTC/Short Fund has the ability to invest in securities not included in the Nasdaq Index or the Nasdaq Composite, and the OTC/Short

Fund's investment portfolio may or may not be similar in composition to the Nasdaq Index or the Nasdaq Composite.

In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment objectives, as such performance is tracked and published by such independent organizations as Lipper, Inc. ("Lipper"), and CDA Investment Technologies, Inc. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Since the assets in all mutual funds are always changing, a Fund may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Such average annual total return quotes for the Funds are calculated according to the following formula:

                                         n
                                   P(1+T) =ERV

         Where:         P  =   a hypothetical initial payment of $1,000
                        T  =   average annual total return
                        n  =   number of years (either 1, 5 or 10)
                      ERV  =   ending redeemable value of a hypothetical
                               $1,000 payment made at the beginning of the 1, 5 or 10 year periods, as applicable, at the end of that period

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods or a shorter period dating from the commencement of a Fund's operations. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Additionally, in calculating the ending redeemable value for the Broker Class shares, the applicable CDSC will be deducted. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

From time to time, each Fund also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example, in comparing the total return of a Fund with data published by Lipper or with market indices, each Fund calculates its aggregate total return for the specified periods of time by assuming an investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

The Funds' quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

                                        n
                                P(1 + T)  = ATV
                                               D

where "P" equals a hypothetical initial payments of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ATVD" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption

Dividends and other distributions less the taxes due on such distributions, are assumed to be reinvested in shares at the prices in effect on the reinvestment dates, and taxes due are calculated using the highest individual marginal federal income tax rates on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Rafferty.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

The Funds' quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

                                        n
                                P(1 + T)  = ATV
                                               DR

where "P" equals a hypothetical initial payments of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ATVDR" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption.

Dividends and other distributions less the taxes due on such distributions, are assumed to be reinvested in shares at the prices in effect on the reinvestment dates, and the taxes due are calculated using the highest individual marginal federal income tax rates on the reinvestment dates. Capital gains taxes resulting from the redemption are subtracted and the tax benefit from capital losses resulting from the redemption are added. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Rafferty.

The classes of Funds discussed in this SAI are not operational on or before the date of this SAI and, therefore, do not have historical performance.

                        SHAREHOLDER AND OTHER INFORMATION

SHAREHOLDER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of each Fund have equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or a Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.

OTHER INFORMATION

The Trust has entered into a licensing agreement with Dow Jones & Company, Inc. ("Dow Jones") to permit the use of certain servicemarks in connection with its registration statement and other materials. The licensing agreement between the Trust and Dow Jones is solely for the Trust's benefit and not for the benefit of the owners of the Trust or any other third parties. Dow Jones will not have any liability in connection with the Trust. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:
(i) the results to be obtained by the Funds, the owner of the Funds or any other person in connection with the use of the Dow Jones Industrial Average(SM), DJIA(SM), and Dow Jones Composite Internet Index(SM) (collectively, the "Dow Indices") and the data included in the Dow Indices; (ii) the accuracy or completeness of the Dow Indices and their data; and (iii) the merchantability and the fitness for a particular purpose or use of the Dow Indices and their data. In addition, Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Indices or their data and under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. Dow Jones does not recommend that any person invest in the Trust or any other securities; have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Trust; have any responsibility or liability for the administration, management or marketing of the Trust; or consider the needs of the Trust or the owners of the Trust in determining, composing or calculating the Dow Indices.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends from net investment income and any distributions of realized net capital gains are as described in the Prospectus under "Distributions and Taxes." All distributions from a Fund normally are automatically reinvested without charge in additional shares of that Fund.

TAXES

Regulated Investment Company Status. Each Fund is treated as a separate corporation for Federal income tax purposes and intends to continue to qualify as a regulated investment company under Subchapter M of the Code ("RIC"). If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, the Fund will not be subject to Federal income tax on the part of its investment company taxable income (generally consisting of net investment income and net short-term capital gains, determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer (collectively, "Diversification Requirements").

Although each Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that each Fund will be able to do so. The investment by a Fund other than the Money Market Fund primarily in options and futures positions entails some risk that such a Fund might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by such other Funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of one or more of those Funds.

If a Fund failed to qualify for treatment as a RIC any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year corporate income tax rates (up to 35%) without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Income from Foreign Securities. Dividends and interest received by a Fund and gains realized by such Fund, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that, in each instance, are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition thereof, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

Distributions to Foreign Shareholders. Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual or nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or, if the United States has an income tax treaty with the foreign country where the foreign shareholder resides, any lower treaty rate). An investor claiming to be a foreign shareholder will be required to provide a Fund with supporting documentation in order for the Fund to apply a reduced withholding rate or exemption from withholding. Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply.


General. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends distributed by a Fund (including distributions of net short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 38.6% for individuals), regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund's net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash. A shareholder's sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares. An exchange of Fund shares for shares of another Fund generally will have similar consequences.

Distributions to Foreign Shareholders. Dividends a Fund pays to a shareholder who, as to the United States, is a nonresident alien individual or nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or any applicable lower treaty rate). An investor claiming to be a foreign shareholder will be required to provide a Fund with supporting documentation in order for the Fund to apply a reduced withholding rate or exemption from withholding. Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures a Fund derives with respect to its business of investing in securities will be qualifying income under the Income Requirement.

Certain options (including listed options on "broad-based" stock indices) and futures in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts a Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are positions in personal property. Under section that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds' and their shareholder activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to distributions there from.


                              FINANCIAL STATEMENTS

The Trust's financial statements for the period ended August 31, 2002, which have been derived from the Funds' financial records, are incorporated by reference herein to this Statement of Additional Information. The financial statements and financial highlights of the Funds that are incorporated by reference in this SAI have been audited by Ernst & Young, LLP and are included herein in reliance upon their authority as experts in accounting and auditing.

                                   PROSPECTUS

                                  ADVISOR CLASS
                             100 South Royal Street
                           Alexandria, Virginia 22314

                           500 Fifth Avenue, Suite 415
                            New York, New York 10110

                                 (800) 851-0511

                                   PLUS FUNDS
                            Potomac MidCap Plus Fund
                         Potomac Total Market Plus Fund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 January 2, 2003

                                TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----

OVERVIEW OF THE POTOMAC FUNDS........................................1
Potomac Funds Objectives.............................................1
Investment Techniques and Policies...................................1
Principal Risk Factors...............................................2

THE POTOMAC FUNDS....................................................3
Potomac Midcap Plus Fund.............................................3
Potomac Total Market Plus Fund.......................................5

ABOUT YOUR INVESTMENT................................................7
Your Account.........................................................7
Rule 12b-1 Fees......................................................7
How To Invest in Advisor Class Shares of the Potomac Funds...........7
How To Exchange Advisor Class Shares of the Potomac Funds............8
How To Sell Advisor Class Shares of the Potomac Funds................8
Account and Transaction Policies.....................................9

ADDITIONAL INFORMATION...............................................10
Management of the Potomac Funds......................................10
Distributions and Taxes..............................................10
Master/Feeder Structure Option.......................................11

MORE INFORMATION ON THE POTOMAC FUNDS............................... Back Cover

In deciding whether to invest in the Potomac Funds, you should rely on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Potomac Funds have not authorized others to provide additional information. The Potomac Funds do not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                          OVERVIEW OF THE POTOMAC FUNDS

ADVISOR CLASS

This Prospectus offers the Advisor Class shares of The Potomac MidCap Plus Fund and The Potomac Total Market Plus Fund. Advisor Class shares are made available exclusively through your investment advisor, bank, trust company or other authorized representative (Financial Advisor).

POTOMAC FUNDS OBJECTIVES

Each of the Potomac Plus Funds is designed to provide a return that is greater than the return provided by its target index when the value of the target index rises. Unlike traditional index funds, each "plus" fund seeks to provide a daily return that is equal to 125% of the daily return of its target index.

FUND                              INVESTMENT TARGET
----                              -----------------

Potomac MidCap Plus Fund          125% of the performance of the S&P MidCap 400 Index(TM)
Potomac Total Market Plus Fund    125% of the performance of the S&P SuperComposite 1500 Index(TM)

As an example, the Potomac MidCap Plus Fund is targeted to the S&P MidCap 400 Index. If, on a given day, the S&P MidCap 400 Index gains 2%, the MidCap Plus Fund is designed to gain approximately 2.5% (which is equal to 125% of 2%). Conversely, if the S&P MidCap 400 Index loses 1% on a given day, the MidCap Plus Fund is designed to lose 1.25%.

To achieve these results, these Potomac Funds use aggressive investment techniques such as engaging in futures and options transactions. As a result, these Potomac Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. There is no assurance that the Potomac Funds will achieve their objectives.

INVESTMENT TECHNIQUES AND POLICIES

Rafferty Asset Management, LLC (Rafferty), the investment advisor to each Potomac Fund, uses a number of investment techniques in an effort to achieve the stated goal for each Fund. For the Potomac Plus Funds, Rafferty attempts to magnify the daily returns of each Plus Fund's target index. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and techniques it employs. As a consequence, if a Fund is performing as designed, the return of the target index will dictate the return for that Fund.

Each Plus Fund invests significantly in futures contracts on stock indexes, options on futures contracts and financial instruments such as options on securities and stock indexes options. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Plus Fund.

Each Potomac Fund is designed to provide daily investment returns that are a multiple of the returns of its target index. While Rafferty attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of a Fund and the performance of its target index), certain factors will tend to cause a Fund's investment results to vary from the stated objective. During periods of market volatility, a Fund may have difficulty in achieving its targeted return on a daily basis due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Fund. A Fund that meets its daily targets over a period of time will not necessarily produce the returns that might be expected in light of the returns of its target index for that period. The difference results from the compounding effect of fluctuations in the market and the use of leverage for the Plus Funds to achieve a Fund's investment objective.

It is the policy of each Potomac Fund to pursue its investment objective regardless of market conditions and not to take defensive positions. A Fund will not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index. However, because it may be difficult for a Fund to achieve its stated investment objective any time its assets fall below $2 million, Rafferty may invest the assets of any such Fund in short-term U.S. Government securities until the level of net assets is sufficient to permit investment in the desired investments. As a result, such Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (888) 976-8662.

PRINCIPAL RISK FACTORS

An investment in any of the Potomac Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve its objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.

RISKS OF INVESTING IN EQUITY SECURITIES AND DERIVATIVES

The Funds may invest in publicly issued equity securities, including common stocks, as well as instruments that attempt to track the price movement of stock indices. Investments in common stocks and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Funds invest will cause the net asset value of the Funds to fluctuate.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES

The Funds use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, a Fund's short-term performance will reflect such deviation from its target index.

SWAP AGREEMENT RISKS

Each Fund may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement. In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

LEVERAGE RISK

Each Potomac Plus Fund employs leveraged investment techniques. Use of leverage can magnify the effects of changes in the value of these Plus Funds and makes them more volatile. The leveraged investment techniques that these Funds employ should cause investors in these Funds to lose more money in adverse environments.

RISK OF POOR TRACKING

Several factors may affect a Fund's ability to achieve its targeted return on a daily basis. During periods of market volatility, a Fund may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by a Fund. A failure to achieve its targeted return on a daily basis may cause a Fund to provide returns over a longer period that are worse than expected.

RISK OF TRADING HALTS

In certain circumstances, an exchange may halt trading in securities held by a Fund. If such trading halts are instituted at the close of a trading day, a Fund will not be able to execute purchase or sales transactions in the specific options or futures contracts affected. In such an event, a Fund also may be unable to accurately price its outstanding contracts. If a Fund is affected by such a halt, it may reject investors' orders for purchases or exchanges received earlier during the business day.

RISK OF EARLY CLOSING

The normal close of trading of securities listed on the Nasdaq Stock Market and the New York Stock Exchange (NYSE) is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in the trading day, a Fund might incur substantial trading losses.

HIGH PORTFOLIO TURNOVER

Rafferty expects a significant portion of the Potomac Funds' assets to come from professional money managers and investors who use the Funds as part of "asset allocation" and "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds' portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds' performance. In addition, large movements of assets into and out of the Funds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.

RISK OF NON-DIVERSIFICATION

The Funds are non-diversified, which means that they may invest a high percentage of their assets in a limited number of securities. Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

                                THE POTOMAC FUNDS

POTOMAC MIDCAP PLUS FUND

OBJECTIVES

The POTOMAC MIDCAP PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the S&P MidCap 400 Index(TM) (MidCap Index). If it is successful in meeting its objective, the net asset value of MidCap Plus Fund shares should increase approximately one and a quarter as much as the MidCap Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the MidCap Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the MidCap Index decline on a given day.

The Potomac MidCap Plus Fund's investment objectives are not fundamental policies and may be changed without shareholder approval.

CORE INVESTMENTS

In attempting to achieve its objective, the Potomac MidCap Plus Fund primarily invests directly in the securities of the companies that comprise the MidCap Index. In addition, the Potomac MidCap Plus Fund enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Potomac MidCap Plus Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the MidCap Plus Fund correspond to 125% of the performance of the MidCap Index, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX

The MidCap Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The MidCap Index is a market-value weighted index and was the first benchmark of midcap stock price movement. As of November 29, 2002, the median market capitalization of the companies included in the MidCap Index was approximately $1.567 billion. Standard & Poor's is not a sponsor of, or in any way affiliated with, the Potomac Funds.

PRINCIPAL RISKS

The principal risks associated with investing in the Potomac MidCap Plus Fund are discussed in the "Overview" section above under the heading titled "Principal Risk Factors".

ADDITIONAL RISKS

In addition to the principal risks described in the "Overview" section, the Potomac MidCap Plus Fund is also subject to the risks inherent in investments in mid-capitalization companies. Mid Cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the value of mid cap stocks tends to fluctuate more in price than the stocks of large companies. Further, stocks of mid cap companies could be more difficult to liquidate during market declines compared to the shares of companies with greater capitalization.

PERFORMANCE

This Prospectus does not include a bar chart of annual total returns or a performance table of average annual total returns because the Potomac MidCap Plus Fund had not commenced operations prior to the date of this Prospectus.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the MidCap Plus Fund. Because the Fund's shares were not offered prior to the date of this Prospectus, other expenses below reflect estimated expenses expected to be incurred for the fiscal year ending August 31, 2003.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of offering price)........................................        None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)......        None
Wire Redemption Fee.........................................................................................      $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                ADVISOR CLASS*
                                                               ----------------
                                                               MIDCAP PLUS FUND
                                                               ----------------

Management Fees..............................................        0.75%
Distribution (12b-1) Fees....................................        1.00%
Other Expenses...............................................        0.95%
                                                                     -----
Total Annual Operating Expenses..............................        2.70%
                                                                     =====

*Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Advisor Class' Total Annual Operating Expenses exceed 2.75%. Rafferty may choose to terminate this waiver or revise the limits on total annual operating expenses at any time. If overall expenses fall below these percentage limitations, then such Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the Advisor Class of the MidCap Plus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Advisor Class of each Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 YEAR    3 YEARS
                                                            ------    -------
MidCap Plus Fund.........................................    $273      $838

POTOMAC TOTAL MARKET PLUS FUND

OBJECTIVE

The POTOMAC TOTAL MARKET PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the S&P SuperComposite 1500 Index (S&P 1500 Index). If it is successful in meeting its objective, the net asset value of Total Market Plus Fund shares should increase approximately one and a quarter as much as the S&P 1500 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Total Market Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the S&P 1500 Index decline on a given day.

The Potomac Total Market Plus Fund's investment objective is not a fundamental policy and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS

In attempting to achieve its objective, the Potomac Total Market Plus Fund primarily invests directly in the securities of the companies that comprise the S&P 1500 Index using a "sampling" technique. Because it would be very expensive and inefficient to buy and sell all securities in the S&P 1500 Index, Rafferty will select from the S&P 1500 Index a representative sample of securities that resemble the Index in terms of risk factors and industry weightings, market capitalization and other characteristics. In addition, the POTOMAC TOTAL MARKET PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Total Market Plus Fund, under normal circumstances, seeks to achieve its investment objective by investing in a manner designed to provide investment returns that for the Total Market Plus Fund correspond to 125% of the performance of the S&P 1500 Index, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

PRINCIPAL RISKS

The principal risks associated with investing in the Potomac Total Market Plus Fund are discussed in the "Overview" section above under the heading titled "Principal Risk Factors".

ADDITIONAL RISKS

The Potomac Total Market Plus Fund may invest in medium- and small-capitalization companies, as well as large-capitalization, widely traded companies. Mid- and small-capitalization companies have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the value of mid cap stocks tends to fluctuate more in price than the stocks of large companies. Further, stocks of small- and mid-capitalization companies would be more difficult to liquidate during market declines compared to the shares of companies with larger capitalization.

TARGET INDEX

The Standard & Poor's SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 500 Index, S&P MidCap 400 Index and the S&P 600 SmallCap Index. The S&P 1500 Index is meant to represent the performance of the broad U.S. equities market, consisting of 87% of total U.S. equity market capitalization, including small-, medium- and large-capitalization companies. Standard & Poor's is not a sponsor of, or in any way affiliated with, the Potomac Funds.

PERFORMANCE

This Prospectus does not include a bar chart of annual total returns or a performance table of average annual total returns because the Potomac Total Market Plus Fund had not commenced operations prior to the date of this Prospectus.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Total Market Plus Fund. Because the Fund's shares were not offered prior to the date of this Prospectus, other expenses below reflect estimated expenses expected to be incurred for the fiscal year ending August 31, 2003.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of offering price)......................................     None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)....     None
Wire Redemption Fee.......................................................................................   $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                              ADVISOR CLASS*
                                                          ----------------------
                                                          TOTAL MARKET PLUS FUND
                                                          ----------------------

Management Fees........................................          0.75%
Distribution (12b-1) Fees..............................          1.00%
Other Expenses.........................................          0.95%
                                                                 -----
Total Annual Operating Expenses........................          2.70%
                                                                 =====

* Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Advisor Class' Total Annual Operating Expenses exceed 2.75%. Rafferty may choose to terminate this waiver or revise the limits on total annual operating expenses at any time. If overall expenses fall below these percentage limitations, then such Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the Advisor Class of the Total Market Plus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Advisor Class of each Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                              1 YEAR   3 YEARS
                                                              ------   -------
Total Market Plus Fund......................................   $273     $838

                              ABOUT YOUR INVESTMENT

YOUR ACCOUNT

You may open an account for the Advisor Class shares and conduct other Fund transactions through your Financial Advisor. You will not pay any sales charges but the Funds' Advisor Class shares have ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets as discussed below. You also may be subject to other charges assessed by your Financial Advisor.

RULE 12b-1 FEES

The Funds have adopted a distribution plan under Rule 12b-1 for the Advisor Class shares. The plan allows the Funds to pay distribution and sales fees for the sale of the Funds' shares and for other shareholder services. Because these fees are paid out of the Advisor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the plan, the annual fees may amount to up to 1.00% of the Advisor Class' average daily net assets. The Potomac Funds' Board of Trustees has authorized each Fund to pay Rule 12b-1 fees equal to 1.00% of the average daily net assets of the Advisor Class. Under an agreement with the Funds, your Financial Advisor may receive these fees from the Funds. In exchange, your Financial Advisor may provide a number of services, such as:

         o        placing your orders and issuing confirmations,

         o providing investment advice, research and other advisory services,

         o        handling correspondence for individual accounts,

         o acting as the sole shareholder of record for individual shareholders,

         o        issuing shareholder statements and reports, and

         o        executing daily investment "sweep" functions.

For more specific information on these and other services, you should speak to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.

HOW TO INVEST IN ADVISOR CLASS SHARES OF THE POTOMAC FUNDS

You may invest in the Advisor Class of the Funds through traditional investment accounts, individual retirement accounts (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Potomac Funds. You may invest directly with the Funds or through certain brokers or dealers. Any transaction effected through a broker or dealer may be subject to a processing fee.

MINIMUM INVESTMENT

The minimum initial and subsequent investments set forth below may be invested in as many of the Potomac Funds as you wish. However, you must invest at least $1,000 in any one of the Funds. For example, if you decide to invest $10,000 in three of the Funds, you may allocate your minimum initial investment as $8,000, $1,000 and $1,000.

                             MINIMUM INITIAL INVESTMENT   SUBSEQUENT INVESTMENT
                             --------------------------   ---------------------

Regular Accounts..........            $    10,000              $    1,000
Retirement Accounts.......            $    10,000              $        0

TO PURCHASE ADVISOR CLASS SHARES

BY MAIL:

o        Contact your Financial Advisor

o Your Financial Advisor will help you complete the necessary paperwork, mail your Account Application to The Potomac Funds and place your order to purchase Advisor Class shares of the Funds

o Cash, credit cards, credit card checks and third-party checks will not be accepted by the Funds.

o        All purchases must be made in U.S. dollars through a U.S. bank.

o If your check does not clear due to insufficient funds, you will be charged a $25.00 fee.

o Your Financial Advisor will verify certain information from you as part of the Funds' anti-money laundering program.

HOW TO EXCHANGE ADVISOR CLASS SHARES OF THE POTOMAC FUNDS

You may exchange Advisor Class shares of your current Fund(s) for Advisor Class shares of any other Potomac Fund without any charges. To make an exchange:

o        Contact your Financial Advisor.

o Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

o The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

o You must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

HOW TO SELL ADVISOR CLASS SHARES OF THE POTOMAC FUNDS

You may sell or a part of your investment in the Funds at the next determined net asset value after the Funds have received your order from your Financial Advisor.

TO SELL ADVISOR CLASS SHARES

o        Contact your Financial Advisor.

o He or she will place your order to sell Advisor Class Shares of the Funds.

o Payment can be directed to your advisory account normally within three days after your Financial Advisor places your order.

o For investments that have been made by check, payment on sales requests may be delayed until The Potomac Funds' Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 business days.

SHARE PRICES OF THE POTOMAC FUNDS

A Fund's share price is known as its net asset value (NAV). For all of the Funds, the Advisor Class share prices are calculated fifteen minutes after the close of regular trading, usually as of 4:15 p.m. Eastern time, each day the NYSE is open for business. Share price is calculated by dividing a class' net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

         o equity securities, OTC securities, options and futures are valued at their last sales price, or if not available, the average of the last bid and ask prices,

         o        options on futures are valued at their closing price,

         o short-term debt securities and money market securities are valued using the "amortized" cost method, and

         o securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees.


ACCOUNT AND TRANSACTION POLICIES

ORDER POLICIES

You may buy and sell Advisor Class shares of the Funds at their NAV computed after your order has been received in good order. PURCHASE AND SELL ORDERS WILL BE PROCESSED THE SAME DAY AT THAT DAY'S NAV IF YOUR REQUEST IS RECEIVED BY 3:55 P.M. EASTERN TIME. The Funds will not accept and process any orders for that day received after these times.

There are certain times when you may be unable to sell Advisor Class shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares.

TELEPHONE TRANSACTIONS

For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.

SIGNATURE GUARANTEES

In certain instances when you sell Advisor Class shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. Your signature must be guaranteed under the following circumstances:

o if your account registration or address has changed in the last 30 days,

o if the proceeds of your sale are mailed to an address other than the one listed with the Funds,

o        if the proceeds are payable to a third party,

o        if the sale is greater than $100,000,

o        if the wire instructions on the account are being changed, or

o if there are other unusual situations as determined by the Funds' Transfer Agent.

LOW BALANCE ACCOUNTS

If your total account balance falls below $10,000, then we may sell your Advisor Class shares of the Funds. We will inform you in writing 30 days prior to selling Advisor Class shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell Advisor Class shares and send you the proceeds. We will not sell Advisor Class shares if your account value falls due to market fluctuations.

                             ADDITIONAL INFORMATION

MANAGEMENT OF THE POTOMAC FUNDS

Rafferty provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds' assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 500 Fifth Avenue, Suite 415, New York, New York 10110.

Under an investment advisory agreement between the Potomac Funds and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds' daily net assets. The fees charged and the contractual fees are the same.

                                                       ADVISORY FEES CHARGED
                                                       ---------------------

Plus Funds...........................................          0.75%

An investment committee of Rafferty employees has the day-to-day responsibility for managing the Potomac Funds.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund distributes dividends from its net investment income annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains annually. A Fund has capital gains when it sells its portfolio assets for a profit. The tax consequences will vary depending on how long a Fund has held the assets. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

Dividends and capital gain distributions will be reinvested automatically at NAV unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether or not the distributions are received in cash or reinvested. If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Fund reserves the right to reinvest the check in your Potomac Fund account at that Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

TAXES

The following table illustrates the potential tax liabilities for taxable accounts:

                TYPE OF TRANSACTION                               TAX STATUS*
                -------------------                               -----------

Dividend distribution................................     Ordinary income rate
Distribution of net short-term capital gains.........     Ordinary income rate
Distribution of net long-term capital gains..........     Long-term capital gains rate
Sale or exchange of Fund shares owned for more
  than one year......................................     Long-term capital gains or losses
Sale or exchange of Fund shares owned for one
  year or less.......................................     Gains are taxed at the same rate as
                                                          ordinary income; losses are subject to
                                                          special rules

----------

* Tax consequences for tax-deferred retirement accounts or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

If you are a non-retirement account holder, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 30% of all dividends and other distributions and sale proceeds payable to you. If you are otherwise subject to backup withholding, we also are required to withhold and pay to the IRS 30% of your dividends and other distributions. Any tax withheld may be applied against your tax liability when you file your tax return. You may be subject to a $50 fee for any penalties imposed on the Funds by the IRS.

MASTER/FEEDER STRUCTURE OPTION

The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees' decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure.

MORE INFORMATION ON THE POTOMAC FUNDS

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The Funds' SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

TO OBTAIN THE SAI FREE OF CHARGE:

Write to:         Potomac Funds
                  P.O. Box 1993
                  Milwaukee, Wisconsin 53201

Call:             (800) 851-0511

By Internet:      www.potomacfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC's Internet web site at http:\\www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York  11530

SEC File Number: 811-8243

                                   PROSPECTUS

                                 January 2, 2003








                                  ADVISOR CLASS









                             100 South Royal Street
                           Alexandria, Virginia 22314

                           500 Fifth Avenue, Suite 415
                            New York, New York 10110

                                 (800) 851-0511

                                   PROSPECTUS

                                  BROKER CLASS
                             100 South Royal Street
                           Alexandria, Virginia 22314

                           500 Fifth Avenue, Suite 415
                            New York, New York 10110

                                 (800) 851-0511

                                   PLUS FUNDS
                            Potomac MidCap Plus Fund
                         Potomac Total Market Plus Fund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 January 2, 2003

                                TABLE OF CONTENTS

                                                                                                            PAGE
                                                                                                            ----
OVERVIEW OF THE POTOMAC FUNDS.................................................................................1
Potomac Funds Objective.......................................................................................1
Investment Techniques and Policies............................................................................1
Principal Risk Factors........................................................................................2

THE POTOMAC FUNDS.............................................................................................3
Potomac Midcap Plus Fund......................................................................................3
Potomac Total Market Plus Fund................................................................................5

ABOUT YOUR INVESTMENT.........................................................................................7
Your Account..................................................................................................7
Rule 12b-1 Fees...............................................................................................8
How to Invest in Broker Class Shares of the Potomac Funds.....................................................8
How to Sell Broker Class Shares of the Potomac Funds..........................................................9
Prices of Broker Class Shares of the Potomac Funds............................................................9
Account and Transaction Policies..............................................................................10

ADDITIONAL INFORMATION........................................................................................10
Management of the Potomac Funds...............................................................................10
Distributions and Taxes.......................................................................................11
Master/Feeder Structure Option................................................................................12

MORE INFORMATION ON THE POTOMAC FUNDS.........................................................................Back Cover

In deciding whether to invest in the Potomac Funds, you should rely on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Potomac Funds have not authorized others to provide additional information. The Potomac Funds do not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                          OVERVIEW OF THE POTOMAC FUNDS

BROKER CLASS

This Prospectus offers the Broker Class shares of The Potomac MidCap Plus Fund and The Potomac Total Market Plus Fund. Broker Class shares are made available exclusively through a participating broker or dealer (Broker).

POTOMAC FUNDS OBJECTIVES

Each of the Potomac Plus Funds is designed to provide a return that is greater than the return provided by its target index when the value of the target index rises. Unlike traditional index funds, each "plus" fund seeks to provide a daily return that is equal to 125% of the daily return of its target index.

FUND                                        INVESTMENT TARGET
----                                        -----------------
Potomac MidCap Plus Fund                    125% of the performance of the S&P MidCap 400 Index(TM)
Potomac Total Market Plus Fund              125% of the performance of the S&P SuperComposite 1500 Index(TM)

As an example, the Potomac MidCap Plus Fund is targeted to the S&P MidCap 400 Index. If, on a given day, the S&P MidCap 400 Index gains 2%, the MidCap Plus Fund is designed to gain approximately 2.5% (which is equal to 125% of 2%). Conversely, if the S&P MidCap 400 Index loses 1% on a given day, the MidCap Plus Fund is designed to lose 1.25%.

To achieve these results, these Potomac Funds use aggressive investment techniques such as engaging in futures and options transactions. As a result, these Potomac Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. There is no assurance that the Potomac Funds will achieve their objectives.

INVESTMENT TECHNIQUES AND POLICIES

Rafferty Asset Management, LLC (Rafferty), the investment advisor to each Potomac Fund, uses a number of investment techniques in an effort to achieve the stated goal for each Fund. For the Potomac Plus Funds, Rafferty attempts to magnify the daily returns of each Plus Fund's target index. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and techniques it employs. As a consequence, if a Fund is performing as designed, the return of the target index will dictate the return for that Fund.

Each Plus Fund invests significantly in futures contracts on stock indexes, options on futures contracts and financial instruments such as options on securities and stock indexes options. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Plus Fund.

Each Potomac Fund is designed to provide daily investment returns that are a multiple of the returns of its target index. While Rafferty attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of a Fund and the performance of its target index), certain factors will tend to cause a Fund's investment results to vary from the stated objective. During periods of market volatility, a Fund may have difficulty in achieving its targeted return on a daily basis due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Fund. A Fund that meets its daily targets over a period of time will not necessarily produce the returns that might be expected in light of the returns of its target index for that period. The difference results from the compounding effect of fluctuations in the market and the use of leverage for the Plus Funds to achieve a Fund's investment objective.

It is the policy of each Potomac Fund to pursue its investment objective regardless of market conditions and not to take defensive positions. A Fund will not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index. However, because it may be difficult for a Fund to achieve its stated investment objective any time its assets fall below $2 million, Rafferty may invest the assets of any such Fund in short-term U.S. Government securities until the level of net assets is sufficient to permit investment in the desired investments. As a result, such Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (888) 976-8662.

PRINCIPAL RISK FACTORS

An investment in any of the Potomac Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve its objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.

RISKS OF INVESTING IN EQUITY SECURITIES AND DERIVATIVES

The Funds may invest in publicly issued equity securities, including common stocks, as well as instruments that attempt to track the price movement of stock indices. Investments in common stocks and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Funds invest will cause the net asset value of the Funds to fluctuate.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES

The Funds use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, a Fund's short-term performance will reflect such deviation from its target index.

SWAP AGREEMENT RISKS

Each Fund may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement. In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

LEVERAGE RISK

Each Potomac Plus Fund employs leveraged investment techniques. Use of leverage can magnify the effects of changes in the value of these Plus Funds and makes them more volatile. The leveraged investment techniques that these Funds employ should cause investors in these Funds to lose more money in adverse environments.

RISK OF POOR TRACKING

Several factors may affect a Fund's ability to achieve its targeted return on a daily basis. During periods of market volatility, a Fund may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by a Fund. A failure to achieve its targeted return on a daily basis may cause a Fund to provide returns over a longer period that are worse than expected.

RISK OF TRADING HALTS

In certain circumstances, an exchange may halt trading in securities held by a Fund. If such trading halts are instituted at the close of a trading day, a Fund will not be able to execute purchase or sales transactions in the specific options or futures contracts affected. In such an event, a Fund also may be unable to accurately price its outstanding contracts. If a Fund is affected by such a halt, it may reject investors' orders for purchases or exchanges received earlier during the business day.

RISK OF EARLY CLOSING

The normal close of trading of securities listed on the Nasdaq Stock Market and the New York Stock Exchange (NYSE) is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in the trading day, a Fund might incur substantial trading losses.

HIGH PORTFOLIO TURNOVER

Rafferty expects a significant portion of the Potomac Funds' assets to come from professional money managers and investors who use the Funds as part of "asset allocation" and "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds' portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds' performance. In addition, large movements of assets into and out of the Funds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.

RISK OF NON-DIVERSIFICATION

The Funds are non-diversified, which means that they may invest a high percentage of their assets in a limited number of securities. Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

                                THE POTOMAC FUNDS

POTOMAC MIDCAP PLUS FUND

OBJECTIVES

The POTOMAC MIDCAP PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the S&P MidCap 400 Index(TM) (MidCap Index). If it is successful in meeting its objective, the net asset value of MidCap Plus Fund shares should increase approximately one and a quarter as much as the MidCap Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the MidCap Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the MidCap Index decline on a given day.

The Potomac MidCap Plus Fund's investment objectives are not fundamental policies and may be changed without shareholder approval.

CORE INVESTMENTS

In attempting to achieve its objective, the Potomac MidCap Plus Fund primarily invests directly in the securities of the companies that comprise the MidCap Index. In addition, the POTOMAC MIDCAP PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Potomac MidCap Plus Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that for the MidCap Plus Fund correspond to 125% of the performance of the MidCap Index, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

TARGET INDEX

The MidCap Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The MidCap Index is a market-value weighted index and was the first benchmark of midcap stock price movement. As of November 29, 2002, the median market capitalization of the companies included in the MidCap Index was approximately $1.567 billion. Standard & Poor's is not a sponsor of, or in any way affiliated with, the Potomac Funds.

PRINCIPAL RISKS

The principal risks associated with investing in the Potomac MidCap Plus Fund are discussed in the "Overview" section above under the heading titled "Principal Risk Factors".

ADDITIONAL RISKS

In addition to the principal risks described in the "Overview" section, the Potomac MidCap Plus Fund is also subject to the risks inherent in investments in mid-capitalization companies. Mid Cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the value of mid cap stocks tends to fluctuate more in price than the stocks of large companies. Further, stocks of mid cap companies could be more difficult to liquidate during market declines compared to the shares of companies with greater capitalization.

PERFORMANCE

This Prospectus does not include a bar chart of annual total returns or a performance table of average annual total returns because the Potomac MidCap Plus Fund had not commenced operations prior to the date of this Prospectus.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the MidCap Plus Fund. Because the Fund's shares were not offered prior to the date of this Prospectus, other expenses below reflect estimated expenses expected to be incurred for the fiscal year ending August 31, 2003.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of offering price)........................................        None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)......         5%*
Wire Redemption Fee.........................................................................................      $15.00

* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Broker Class shares will convert to Investor Class shares approximately eight years after purchase.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                              BROKER CLASS*
                                                                             MIDCAP PLUS FUND
                                                                             ----------------
Management Fees........................................................            0.75%
Distribution (12b-1) Fees**............................................            1.00%
Other Expenses.........................................................            0.95%
                                                                                   ----
Total Annual Operating Expenses........................................            2.70%
                                                                                   ====

*Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Broker Class' Total Annual Operating Expenses exceed 2.50%. Rafferty may choose to terminate this waiver or revise the limits on total annual operating expenses at any time. If overall expenses fall below these percentage limitations, then such Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the Broker Class of the MidCap Plus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Broker Class of the Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR            3 YEARS
                                                            ---------        ---------
MidCap Plus Fund
     Assuming redemption at end of period............       $     773        $   1,138
     Assuming no redemption..........................       $     273        $     838

POTOMAC TOTAL MARKET PLUS FUND

OBJECTIVE

The POTOMAC TOTAL MARKET PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the S&P SuperComposite 1500 Index (S&P 1500 Index). If it is successful in meeting its objective, the net asset value of Total Market Plus Fund shares should increase approximately one and a quarter as much as the S&P 1500 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Total Market Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the S&P 1500 Index decline on a given day.

The Potomac Total Market Plus Fund's investment objective is not a fundamental policy and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS

In attempting to achieve its objective, the Potomac Total Market Plus Fund primarily invests directly in the securities of the companies that comprise the S&P 1500 Index using a "sampling" technique. Because it would be very expensive and inefficient to buy and sell all securities in the S&P 1500 Index, Rafferty will select from the S&P 1500 Index a representative sample of securities that resemble the Index in terms of risk factors and industry weightings, market capitalization and other characteristics. In addition, the POTOMAC TOTAL MARKET PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Fund holds U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Total Market Plus Fund, under normal circumstances, seeks to achieve its investment objective by investing in a manner designed to provide investment returns that for the Total Market Plus Fund correspond to 125% of the performance of the S&P 1500 Index, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.


PRINCIPAL RISKS

The principal risks associated with investing in the Potomac Total Market Plus Fund are discussed in the "Overview" section above under the heading titled "Principal Risk Factors".

ADDITIONAL RISKS

The Potomac Total Market Plus Fund may invest in medium- and small-capitalization companies, as well as large-capitalization, widely traded companies. Mid- and small-capitalization companies have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the value of mid cap stocks tends to fluctuate more in price than the stocks of large companies. Further, stocks of small- and mid-capitalization companies would be more difficult to liquidate during market declines compared to the shares of companies with larger capitalization.

TARGET INDEX

The Standard & Poor's SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 500 Index, S&P MidCap 400 Index and the S&P 600 SmallCap Index. The S&P 1500 Index is meant to represent the performance of the broad U.S. equities market, consisting of 87% of total U.S. equity market capitalization, including small-, medium- and large-capitalization companies. Standard & Poor's is not a sponsor of, or in any way affiliated with, the Potomac Funds.

PERFORMANCE

This Prospectus does not include a bar chart of annual total returns or a performance table of average annual total returns because the Potomac Total Market Plus Fund had not commenced operations prior to the date of this Prospectus.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Total Market Plus Fund. Because the Fund's shares were not offered prior to the date of this Prospectus, other expenses below reflect estimated expenses expected to be incurred for the fiscal year ending August 31, 2003.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of offering price)........................................        None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)......         5%*
Wire Redemption Fee.........................................................................................      $15.00

* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Broker Class shares will convert to Investor Class shares approximately eight years after purchase.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                               BROKER CLASS*
                                                                            TOTAL MARKET PLUS FUND
                                                                            ----------------------
Management Fees........................................................            0.75%
Distribution (12b-1) Fees..............................................            1.00%
Other Expenses.........................................................            0.95%
                                                                                   ----
Total Annual Operating Expenses........................................            2.70%
                                                                                   ====

*Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Fund's Other Expenses through August 31, 2003 to the extent that the Broker Class' Total Annual Operating Expenses exceed 2.75%. Rafferty may choose to terminate this waiver or revise the limits on total annual operating expenses at any time. If overall expenses fall below these percentage limitations, then such Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the Broker Class of the MidCap Plus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Broker Class of the Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR            3 YEARS
                                                            ---------        ---------
Total Market Plus Fund
     Assuming redemption at end of period............       $     773        $   1,138
     Assuming no redemption..........................       $     273        $     838

                              ABOUT YOUR INVESTMENT

YOUR ACCOUNT

You may open an account for the Broker Class shares and conduct other Fund transactions through a participating Broker. You will not pay any sales charges at the time you invest but your investment is subject to a contingent deferred sales charge (CDSC). This means that if you sell shares of a Fund within 6 years of purchase, you may have to pay a sales charge of up to 5% on the original purchase value of the shares to be sold. However, you will not be charged a CDSC when you exchange Broker Class shares of one Fund for another. The Funds' Broker Class shares also have ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets as discussed below.

CONTINGENT DEFERRED SALES CHARGES

The table below lists the different CDSCs that apply if you sell Broker Class shares within 6 years of purchase. The CDSC is calculated by multiplying your original purchase cost by one of the percentages listed in the table. The longer you hold your shares, the less of a CDSC you would pay. You may sell shares after 6 years with no CDSC.

                       BROKER CLASS DEFERRED SALES CHARGES

                              SALES DURING                                                      CDSC ON SHARES BEING SOLD
                              ------------                                                      -------------------------
                  1st year..............................................................                    5%
                  2nd year..............................................................                    4%
                  3rd year..............................................................                    3%
                  4th year..............................................................                    3%
                  5th year..............................................................                    2%
                  6th year..............................................................                    1%
                  After 6 Years.........................................................                  None

If you buy Broker Class shares through certain designated Brokers with proceeds from the redemption of another mutual fund for which you paid a CDSC (other than a Potomac mutual fund), those Brokers will reimburse to you all or a designated portion of the CDSC. Please contact the Funds' distributor, Rafferty Capital Markets, LLC, to obtain a list of those designated Brokers.

WAIVER OF CDSC

The CDSC for Broker Class shares currently may be waived if the shares are sold:

o        to make certain distributions from retirement plans,

o due to shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse), or

o to close shareholder accounts that do not comply with the low balance account requirements.

CONVERSION OF BROKER CLASS SHARES

If you hold your Broker Class shares for 8 years, we automatically will convert them to Investor Class shares at no cost. In addition, we will convert any Broker Class shares purchased with reinvested dividends or distributions.

At the time of the conversion, you will receive Investor Class shares in an amount equal to the value of your Broker Class shares. Because both classes have different prices, you may receive more or less Investor Class shares after the conversion. However, the dollar amount converted will not change so that you have not lost any money due to the conversion.

RULE 12b-1 FEES

The Funds have adopted a distribution plan under Rule 12b-1 for the Broker Class shares. The plan allows the Funds to pay distribution and sales fees for the sale of the Funds' shares and for other shareholder services. Because these fees are paid out of the Broker Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the plan, the annual fees may amount to up to 1.00% of the Broker Class' average daily net assets. The Potomac Funds' Board of Trustees has authorized each Fund to pay Rule 12b-1 fees equal to 1.00% of the average daily net assets of the Broker Class.

HOW TO INVEST IN BROKER CLASS SHARES OF THE POTOMAC FUNDS

You may invest in the Broker Class of the Funds through traditional investment accounts, individual retirement accounts (including Roth IRAs), self-directed or company sponsored retirement plans or other products as available from your Broker. Applications and descriptions of any service fees for retirement or other accounts are available from your Broker.

MINIMUM INVESTMENT

The minimum initial and subsequent investments set forth below may be invested in as many of The Potomac Funds as you wish. However, you must invest at least $1,000 in any one of the Funds. For example, if you decide to invest $10,000 in three of the Funds, you may allocate your minimum initial investment as $8,000, $1,000 and $1,000.

                                                              MINIMUM INITIAL INVESTMENT            SUBSEQUENT INVESTMENT
                                                              --------------------------            ---------------------
Regular Accounts.....................................                  $  10,000                          $   1,000
Retirement Accounts..................................                  $  10,000                          $       0

TO PURCHASE BROKER CLASS SHARES

o        Contact your Broker.

o Your Broker will help you complete the necessary paperwork, mail your Account Application to The Potomac Funds and place your order to purchase Broker Class shares of the Funds.

o Cash, credit cards, credit card checks and third-party checks will not be accepted by the Funds.

o        All purchases must be made in U.S. dollars through a U.S. bank.

o If your check does not clear due to insufficient funds, you will be charged a $25.00 fee.

o Your Broker will verify certain information from you as part of the Funds' anti-money laundering program.

HOW TO EXCHANGE BROKER CLASS SHARES OF THE POTOMAC FUNDS

You may exchange Broker Class shares of your current Fund(s) for Broker Class shares of any other Fund without any charges. To make an exchange:

o        Contact your Broker.

o Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

o The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

o You must exchange at least a $1,000 or, if your account value is less than that, your entire account balance will be exchanged.


HOW TO SELL BROKER CLASS SHARES OF THE POTOMAC FUNDS

You may sell all or part of your investment in the Funds at the next determined net asset value after the Funds have received your order from your Broker.

TO SELL BROKER CLASS SHARES

o        Contact your Broker.

o He or she will place your order to sell Broker Class shares of the Funds.

o Payment can be directed to your advisory account normally within three days after your Broker places your order.

o For investments that have been made by check, payment on sales requests may be delayed until The Potomac Funds' Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 business days.


PRICES OF BROKER CLASS SHARES OF THE POTOMAC FUNDS

A Fund's share price is known as its net asset value (NAV). For all of the Funds, the Broker Class share prices are calculated fifteen minutes after the close of regular trading, usually as of 4:15 p.m. Eastern time, each day the NYSE is open for business. Share price is calculated by dividing a class' net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

         o equity securities, OTC securities, options and futures are valued at their last sales price, or if not available, the average of the last bid and ask prices,

         o        options on futures are valued at their closing price,

         o short-term debt securities and money market securities are valued using the "amortized" cost method, and

         o securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees.

ACCOUNT AND TRANSACTION POLICIES

ORDER POLICIES

You may buy and sell Broker Class shares of the Funds at their NAV computed after your order has been received in good order. PURCHASE AND SELL ORDERS WILL BE PROCESSED THE SAME DAY AT THAT DAY'S NAV IF YOUR REQUEST IS RECEIVED BY 3:55 P.M. EASTERN TIME. The Funds will not accept and process any orders for that day received after these times.

There are certain times when you may be unable to sell Broker Class shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares.

TELEPHONE TRANSACTIONS

For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.

SIGNATURE GUARANTEES

In certain instances when you sell Broker Class shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. Your signature must be guaranteed under the following circumstances:

o if your account registration or address has changed in the last 30 days,

o if the proceeds of your sale are mailed to an address other than the one listed with the Funds,

o        if the proceeds are payable to a third party,

o        if the sale is greater than $100,000,

o        if the wire instructions on the account are being changed, or

o if there are other unusual situations as determined by the Funds' Transfer Agent.

LOW BALANCE ACCOUNTS

If your total account balance falls below $10,000, then we may sell your Broker Class shares of the Funds. We will inform you in writing 30 days prior to selling Broker Class shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell Broker Class shares and send you the proceeds. We will not sell Broker Class shares if your account value falls due to market fluctuations.

                             ADDITIONAL INFORMATION

MANAGEMENT OF THE POTOMAC FUNDS

Rafferty provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds' assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 500 Fifth Avenue, Suite 415, New York, New York 10110.

Under an investment advisory agreement between the Potomac Funds and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds' daily net assets. The fees charged and the contractual fees are the same.

                                                                                                     ADVISORY FEES CHARGED
                                                                                                     ---------------------
Plus Funds.......................................................................................            0.75%

An investment committee of Rafferty employees has the day-to-day responsibility for managing the Potomac Funds.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund distributes dividends from its net investment income annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains annually. A Fund has capital gains when it sells its portfolio assets for a profit. The tax consequences will vary depending on how long a Fund has held the assets. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

Dividends and capital gain distributions will be reinvested automatically at NAV unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether or not the distributions are received in cash or reinvested. If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Fund reserves the right to reinvest the check in your Potomac Fund account at that Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

TAXES

The following table illustrates the potential tax liabilities for taxable accounts:

                  TYPE OF TRANSACTION                                             TAX STATUS*
                  -------------------                                             -----------
Dividend distribution................................                  Ordinary income rate
Distribution of net short-term capital gains.........                  Ordinary income rate
Distribution of net long-term capital gains..........                  Long-term capital gains rate
Sale or exchange of Fund shares owned for more
  than one year......................................                  Long-term capital gains or losses
Sale or exchange of Fund shares owned for one
  year or less.......................................                  Gains are taxed at the same rate as
                                                                       ordinary income; losses are subject to
                                                                       special rules

----------

* Tax consequences for tax-deferred retirement accounts or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

If you are a non-retirement account holder, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 30% of all dividends and other distributions and sale proceeds payable to you. If you are otherwise subject to backup withholding, we also are required to withhold and pay to the IRS 30% of your dividends and other distributions. Any tax withheld may be applied against your tax liability when you file your tax return. You may be subject to a $50 fee for any penalties imposed on the Funds by the IRS.

MASTER/FEEDER STRUCTURE OPTION

The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees' decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure.

                      MORE INFORMATION ON THE POTOMAC FUNDS

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The Funds' SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

TO OBTAIN THE SAI FREE OF CHARGE:

Write to:         Potomac Funds
                  P.O. Box 1993
                  Milwaukee, Wisconsin 53201

Call:             (800) 851-0511

By Internet:      www.potomacfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC's Internet web site at http:\\www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York  11530

SEC File Number: 811-8243

                                   PROSPECTUS

                                 January 2, 2003








                                  BROKER CLASS









                             100 South Royal Street
                           Alexandria, Virginia 22314

                           500 Fifth Avenue, Suite 415
                            New York, New York 10110

                                 (800) 851-0511

                                   PROSPECTUS

                                 INVESTOR CLASS

                             100 South Royal Street
                           Alexandria, Virginia 22314

                           500 Fifth Avenue, Suite 415
                            New York, New York 10110

                                 (800) 851-0511

                      PLUS FUNDS                                                            SHORT FUNDS

            Potomac Total Market Plus Fund                                        Potomac Total Market/Short Fund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 January 2, 2003

                                TABLE OF CONTENTS

                                                                                                                        PAGE
                                                                                                                        ----


OVERVIEW OF THE POTOMAC FUNDS.............................................................................................1

   POTOMAC FUNDS OBJECTIVES...............................................................................................1
   INVESTMENT TECHNIQUES AND POLICIES.....................................................................................1
   PRINCIPAL RISK FACTORS.................................................................................................2

THE POTOMAC FUNDS.........................................................................................................4

   POTOMAC TOTAL MARKET FUNDS.............................................................................................4

ABOUT YOUR INVESTMENT.....................................................................................................6

   SHARE PRICES OF THE POTOMAC FUNDS......................................................................................6
   RULE 12B-1 FEES........................................................................................................6
   HOW TO INVEST IN INVESTOR CLASS SHARES OF THE POTOMAC FUNDS............................................................6
   HOW TO EXCHANGE INVESTOR CLASS SHARES OF THE POTOMAC FUNDS.............................................................8
   HOW TO SELL INVESTOR CLASS SHARES OF THE POTOMAC FUNDS.................................................................8
   ACCOUNT AND TRANSACTION POLICIES.......................................................................................9

ADDITIONAL INFORMATION...................................................................................................10

   MANAGEMENT OF THE POTOMAC FUNDS.......................................................................................10
   DISTRIBUTIONS AND TAXES...............................................................................................10
   MASTER/FEEDER STRUCTURE OPTION........................................................................................11

MORE INFORMATION ON THE POTOMAC FUNDS............................................................................BACK COVER



In deciding whether to invest in the Potomac Funds, you should rely on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Potomac Funds have not authorized others to provide additional information. The Potomac Funds do not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                          OVERVIEW OF THE POTOMAC FUNDS

POTOMAC FUNDS OBJECTIVES

The Potomac Funds consist primarily of pairs of funds. Each pair consists of one "plus" fund and one "short" fund. Each "plus" fund is designed to provide a return that is greater than the return provided by its target index when the value of the target index rises. Unlike traditional index funds, each "plus" fund seeks to provide a daily return that is equal to 125% of the daily return of its target index. Each "short" fund is designed to provide daily investment results that are opposite of the daily return of its target index.

FUND                                        INVESTMENT TARGET
----                                        -----------------

Potomac Total Market Plus Fund              125% of the performance of the S&P SuperComposite 1500 Index(TM)
Potomac Total Market /Short Fund            Inverse (opposite) of the S&P SuperComposite 1500 Index(TM)

As an example, the Potomac Total Market Plus Fund and the Potomac Total Market/Short Fund are targeted to the S&P SuperComposite 1500 Index. If, on a given day, the S&P SuperComposite 1500 Index gains 2%, the Total Market Plus Fund is designed to gain approximately 2.5% (which is equal to 125% of 2%), while the Total Market/Short Fund is designed to lose 2%. Conversely, if the S&P SuperComposite 1500 Index loses 1% on a given day, the Total Market/Short Fund is designed to gain 1%, while the Total Market Plus Fund is designed to lose 1.25%.

To achieve these results, these Potomac Funds use aggressive investment techniques such as engaging in futures and options transactions. As a result, these Potomac Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. There is no assurance that the Potomac Funds will achieve their objectives.

INVESTMENT TECHNIQUES AND POLICIES

Rafferty Asset Management, LLC (Rafferty), the investment advisor to each Potomac Fund, uses a number of investment techniques in an effort to achieve the stated goal for each Fund. For the Potomac Plus Funds, Rafferty attempts to magnify the daily returns of each Plus Fund's target index while the Short Funds are managed to provide returns inverse (opposite) to the daily return of each Short Fund's target index. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and techniques it employs. As a consequence, if a Fund is performing as designed, the return of the target index will dictate the return for that Fund.

Each Plus Fund invests significantly in futures contracts on stock indexes, options on futures contracts and financial instruments such as options on securities and stock indexes options. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Plus Fund.

Each Potomac Fund is designed to provide daily investment returns that are a multiple of the returns of its target index. While Rafferty attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of a Fund and the performance of its target index), certain factors will tend to cause a Fund's investment results to vary from the stated objective. During periods of market volatility, a Fund may have difficulty in achieving its targeted return on a daily basis due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by the Fund. A Fund that meets its daily targets over a period of time will not necessarily produce the returns that might be expected in light of the returns of its target index for that period. The difference results from the compounding effect of fluctuations in the market, the use of leverage for the Plus Funds, and the inverse correlation for the Short Funds to achieve a Fund's investment objective.

It is the policy of each Potomac Fund to pursue its investment objective regardless of market conditions and not to take defensive positions. A Fund will not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index. However, because it may be difficult for a Fund to achieve its stated investment objective any time its assets fall below $2 million, Rafferty may invest the assets of any such Fund in short-term U.S. Government securities until the level of net assets is sufficient to permit investment in the desired investments. As a result, such Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (888) 976-8662.

PRINCIPAL RISK FACTORS

An investment in any of the Potomac Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve its objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.

RISKS OF INVESTING IN EQUITY SECURITIES AND DERIVATIVES

The Funds may invest in publicly issued equity securities, including common stocks, as well as instruments that attempt to track the price movement of stock indices. Investments in common stocks and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Funds invest will cause the net asset value of the Funds to fluctuate.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES

The Funds use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, swap agreements, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, a Fund's short-term performance will reflect such deviation from its target index.

SWAP AGREEMENT RISKS

Each Fund may enter into swap agreements. The risks associated with such agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement. In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

LEVERAGE RISK

Each Potomac Plus Fund employs leveraged investment techniques. Use of leverage can magnify the effects of changes in the value of these Plus Funds and makes them more volatile. The leveraged investment techniques that these Funds employ should cause investors in these Funds to lose more money in adverse environments.

INVERSE CORRELATION RISK

Each Potomac Short Fund is negatively correlated to its target index and should lose money when its target index rises--a result that is the opposite from traditional equity mutual funds. Because each Potomac Short Fund seeks daily returns inverse to its target index, the difference between a Potomac Short Fund's daily return and the return of its target index may be negatively compounded during periods in which the markets decline.

RISK OF POOR TRACKING

Several factors may affect a Fund's ability to achieve its targeted return on a daily basis. During periods of market volatility, a Fund may have difficulty in achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the derivative securities held by a Fund. A failure to achieve its targeted return on a daily basis may cause a Fund to provide returns over a longer period that are worse than expected.

RISK OF TRADING HALTS

In certain circumstances, an exchange may halt trading in securities held by a Fund. If such trading halts are instituted at the close of a trading day, a Fund will not be able to execute purchase or sales transactions in the specific options or futures contracts affected. In such an event, a Fund also may be unable to accurately price its outstanding contracts. If a Fund is affected by such a halt, it may reject investors' orders for purchases or exchanges received earlier during the business day.

RISK OF EARLY CLOSING

The normal close of trading of securities listed on the Nasdaq Stock Market and the New York Stock Exchange (NYSE) is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in the trading day, a Fund might incur substantial trading losses.

HIGH PORTFOLIO TURNOVER

Rafferty expects a significant portion of the Potomac Funds' assets to come from professional money managers and investors who use the Funds as part of "asset allocation" and "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds' portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds' performance. In addition, large movements of assets into and out of the Funds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.

RISK OF NON-DIVERSIFICATION

The Funds are non-diversified, which means that they may invest a high percentage of their assets in a limited number of securities. Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

                                THE POTOMAC FUNDS

POTOMAC TOTAL MARKET FUNDS

OBJECTIVES

The POTOMAC TOTAL MARKET PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the S&P SuperComposite 1500 Index (S&P 1500 Index). If it is successful in meeting its objective, the net asset value of Total Market Plus Fund shares should increase approximately one and a quarter as much as the S&P 1500 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Total Market Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the S&P 1500 Index decline on a given day.

The POTOMAC TOTAL MARKET/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the S&P 1500 Index. If it is successful in meeting its objective, the net asset value of Total Market /Short Fund shares should increase in direct proportion to any decrease in the level of the S&P 1500 SuperCompositeIndex on a given day. Conversely, the net asset value of shares in the Total Market/Short Fund should decrease in direct proportion to any increase in the level of the S&P1500 Index on a given day.

The Potomac Total Market Funds' investment objectives are not fundamental policies and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS

In attempting to achieve their objectives, the Potomac Total Market Funds primarily invest directly in the securities of the companies that comprise the S&P 1500 Index using a "sampling" technique. Because it would be very expensive and inefficient to buy and sell all securities in the S&P 1500 Index, Rafferty will select from the S&P 1500 Index a representative sample of securities that resemble the Index in terms of risk factors and industry weightings, market capitalization and other characteristics. In addition, the POTOMAC TOTAL MARKET PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. The POTOMAC TOTAL MARKET/SHORT FUND also enters into short positions in securities of companies that comprise the S&P 1500 Index, stock index futures contracts, swap agreements, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Each Total Market Fund, under normal circumstances, seeks to achieve its investment objective by investing in a manner designed to provide investment returns that for the Total Market Plus Fund correspond to 125% of the performance of an index that tracks the stocks of the broad U.S. equities market and for the Total Market/Short Fund inversely correspond to the performance of such index, which includes investments in securities of companies that comprise such index, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. Government securities and repurchase agreements.

PRINCIPAL RISKS

The principal risks associated with investing in the Potomac Total Market Funds are discussed in the "Overview" section above under the heading titled "Principal Risk Factors".

ADDITIONAL RISKS

The Potomac Total Market Funds may invest in medium- and small-capitalization companies, as well as large-capitalization, widely traded companies. Mid- and small-capitalization companies have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the value of mid cap stocks tends to fluctuate more in price than the stocks of large companies. Further, stocks of small- and mid-capitalization companies would be more difficult to liquidate during market declines compared to the shares of companies with larger capitalization.

TARGET INDEX

The Standard & Poor's SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 500 Index, S&P MidCap 400 Index and the S&P 600 SmallCap Index. The S&P 1500 Index is meant to represent the performance of the broad U.S. equities market, consisting of 87% of total U.S. equity market capitalization, including small-, medium- and large-capitalization companies. Standard & Poor's is not a sponsor of, or in any way affiliated with, the Potomac Funds.

PERFORMANCE

This Prospectus does not include a bar chart of annual total returns or a performance table of average annual total returns because the Potomac Total Market Funds had not commenced operations prior to the date of this Prospectus.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Total Market Funds. Because each Fund's shares were not offered prior to the date of this Prospectus, other expenses below reflect estimated expenses expected to be incurred for the fiscal year ending August 31, 2003.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of offering price)..........................................       None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)........       None
Wire Redemption Fee...........................................................................................     $15.00

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                                         INVESTOR CLASS*
                                                                          ------------------------------------------------
                                                                          TOTAL MARKET PLUS FUND   TOTAL MARKET/SHORT FUND
                                                                          ----------------------   -----------------------

Management Fees........................................................                0.75%                0.90%
Distribution (12b-1) Fees**............................................                0.47%                0.00%
Other Expenses.........................................................                0.53%                1.38%
                                                                                  ---------              -------
Total Annual Operating Expenses........................................                1.75%                2.28%
                                                                                  ==========             ========

----------
* Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse each Fund's Other Expenses through August 31, 2003 to the extent that the Investor Class' Total Annual Operating Expenses exceed 1.75% for the Total Market Plus Fund and 1.95% for the Total Market/Short Fund. Rafferty may choose to terminate this waiver or revise the limits on total annual operating expenses at any time. If overall expenses fall below these percentage limitations, then such Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

** The Board of Trustees has authorized payment by the Fund of Rule 12b-1 fees in an amount equal to the difference between the Fund's Total Annual Operating Expenses and the voluntary limit on Total Annual Operating Expenses of 1.75% for the Total Market Plus Fund and 1.95% for the Total Market/Short Fund.

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the Investor Class of the Total Market Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investor Class of each Fund for the periods shown and then redeem all of your shares at the end of the periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                         1 YEAR      3 YEARS
                                                                        ---------    --------

Total Market Plus Fund...............................................   $     178    $    551
Total Market/Short Fund..............................................   $     231    $    712

                              ABOUT YOUR INVESTMENT

SHARE PRICES OF THE POTOMAC FUNDS

A Fund's share price is known as its net asset value (NAV). For all of the Funds, the Investor Class share prices are calculated fifteen minutes after the close of regular trading, usually as of 4:15 p.m. Eastern time, each day the NYSE is open for business. Share price is calculated by dividing a class' net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

         o equity securities, OTC securities, options and futures are valued at their last sales price, or if not available, the average of the last bid and ask prices,

         o        options on futures are valued at their closing price,

         o short-term debt securities and money market securities are valued using the "amortized" cost method, and

         o securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees.

RULE 12b-1 FEES

The Funds have adopted a distribution plan under Rule 12b-1 for Investor Class shares. The plan allows the Funds to pay distribution and sales fees for the sale of the Funds' shares and for other shareholder services. Because these fees are paid out of the Investor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the plan, the annual fees may amount to up to 1.00% of the Investor Class' average daily net assets. However, the Board has authorized each Fund to pay Rule 12b-1 fees of an amount equal to the difference between a Fund's Investor Class Total Annual Operating Expenses and the voluntary limit on Investor Class Total Annual Operating Expenses of 1.75% for the Plus Fund and 1.95% for the Short Fund.

HOW TO INVEST IN INVESTOR CLASS SHARES OF THE POTOMAC FUNDS

You may invest in the Investor Class of the Funds through traditional investment accounts, individual retirement accounts (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Potomac Funds. You may invest directly with the Funds or through certain brokers or dealers. Any transaction effected through a broker or dealer may be subject to a processing fee.

MINIMUM INVESTMENT

The minimum initial and subsequent investments set forth below may be invested in as many of the Potomac Funds as you wish. However, you must invest at least $1,000 in any one of the Funds. For example, if you decide to invest $10,000 in three of the Funds, you may allocate your minimum initial investment as $8,000, $1,000 and $1,000.


                                                               MINIMUM INITIAL INVESTMENT     SUBSEQUENT INVESTMENT
                                                               --------------------------     ---------------------

Regular Accounts...........................................           $    10,000                  $    1,000
Retirement Accounts........................................           $    10,000                  $        0

Rafferty may waive these minimum requirements at its discretion. Contact Rafferty for further information.

PURCHASING SHARES

BY MAIL:

o        Complete and sign your Account Application.

o        Tell us which Fund and the amount you wish to invest.

o Mail your check (payable to "Potomac Funds") along with the completed Account Application to:


                  Potomac Funds--Investor Class                        Potomac Funds--Investor Class
                  c/o U.S. Bancorp Fund Services, LLC                  c/o U.S. Bancorp Fund Services, LLC
                  P.O. Box 1993                                        Mutual Fund Services--3rd Floor
                  Milwaukee, Wisconsin 53201-1993                      615 East Michigan Street
                                                                       Milwaukee, Wisconsin 53202

o Cash, credit cards, credit card checks and third-party checks will not be accepted by the Funds.

o        All purchases must be made in U.S. Dollars through a U.S. bank.

o If your check does not clear due to insufficient funds, you will be charged a $25.00 fee.

o You will receive written confirmation by mail, but we do not issue share certificates.

o The Funds' transfer agent will verify certain information from investors as part of the Funds' anti-money laundering program.

BY BANK WIRE TRANSFER:

o Call the Potomac Funds' Transfer Agent at (800) 851-0511 to receive your account number.

o        Wire your payment through the Federal Reserve System as follows:

         U.S. Bank, N.A.
         777 East Wisconsin Avenue
         Milwaukee, Wisconsin 53202
         ABA number 0420-00013
         For credit to U.S. Bancorp Fund Services, LLC
         Account Number 112-952-137
         For further credit to the Potomac Funds
         (Your name)
         (Your account number)
         (Name of Fund(s) to purchase)--Investor Class

o        Your bank may charge a fee for such services.

o Once you have wired your investment, mail your completed and signed Account Application to the Potomac Funds.

o Wire orders will only be accepted from 9:00 A.M. TO 3:55 P.M. Eastern Time. The Funds will not accept and process any orders for that day received after this time.

THROUGH BROKERS OR DEALERS:

o Select brokers or dealers are authorized to offer Investor Class shares.

o These brokers or dealers can help you complete the necessary paperwork, mail your Account Application to the Potomac Funds and place your order to purchase Investor Class shares of the Funds.

HOW TO EXCHANGE INVESTOR CLASS SHARES OF THE POTOMAC FUNDS

You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Potomac Fund without any charges. To make an exchange:

o        Write or call the Potomac Funds' Transfer Agent.

o Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

o The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

o You must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

o You may exchange by telephone only if you selected that option on your Account Application.

o You may exchange through the Internet by visiting the Potomac Funds' website at www.potomacfunds.com and activating your account.

o You may place exchange orders by telephone between 9:00 A.M. AND 3:55 P.M. Eastern time.

HOW TO SELL INVESTOR CLASS SHARES OF THE POTOMAC FUNDS

GENERALLY

o You may sell all or part of your investment in the Funds at the next determined net asset value after we receive your order.

o You normally will receive proceeds from any sales of Investor Class shares within seven days from the time a Fund receives your request in good order.

o For investments that have been made by check, payment on sales requests may be delayed until the Potomac Funds' Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 business days.

o Your proceeds will be sent to the address or wired to the bank listed on your Account Application.

BY TELEPHONE OR BY MAIL

o        Call or write the Funds (see the address and telephone number above).

o You may only sell Investor Class shares of the Funds by telephone if you selected that option on your Account Application.

o Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

BY WIRE TRANSFER

o        Call the Potomac Funds.

o Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

o        You must wire transfer at least $5,000.

o You will be charged a wire transfer fee of $15.00 in addition to any charges imposed by your bank.

o        Your proceeds will be wired only to the bank listed on your Account
         Application.

THROUGH BROKERS OR DEALERS

o Select brokers or dealers can place your order to sell Investor Class shares of the Funds.

o Payment can be directed to your account normally within three business days after a broker or dealer places your order.

ACCOUNT AND TRANSACTION POLICIES

ORDER POLICIES

You may buy and sell Investor Class shares of the Funds at their NAV computed after your order has been received in good order. PURCHASE AND SELL ORDERS WILL BE PROCESSED THE SAME DAY AT THAT DAY'S NAV IF YOUR REQUEST IS RECEIVED BY 3:55 P.M. EASTERN TIME. The Funds will not accept and process any orders for that day received after these times.

There are certain times when you may be unable to sell Investor Class shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares.

TELEPHONE TRANSACTIONS

For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.

SIGNATURE GUARANTEES

In certain instances when you sell Investor Class shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. Your signature must be guaranteed under the following circumstances:

o if your account registration or address has changed in the last 30 days,

o if the proceeds of your sale are mailed to an address other than the one listed with the Funds,

o        if the proceeds are payable to a third party,

o        if the sale is greater than $100,000,

o        if the wire instructions on the account are being changed, or

o if there are other unusual situations as determined by the Funds' Transfer Agent.

LOW BALANCE ACCOUNTS

If your total account balance falls below $10,000, then we may sell your Investor Class shares of the Funds. We will inform you in writing 30 days prior to selling Investor Class shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell Investor Class shares and send you the proceeds. We will not sell Investor Class shares if your account value falls due to market fluctuations.

                             ADDITIONAL INFORMATION

MANAGEMENT OF THE POTOMAC FUNDS

Rafferty provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds' assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 500 Fifth Avenue, Suite 415, New York, New York 10110.

Under an investment advisory agreement between the Potomac Funds and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds' daily net assets. The fees charged and the contractual fees are the same.

                                                                                                     ADVISORY FEES CHARGED
                                                                                                     ---------------------

Plus Funds.......................................................................................            0.75%
Short Funds......................................................................................            0.90%

An investment committee of Rafferty employees has the day-to-day responsibility for managing the Potomac Funds.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund distributes dividends from its net investment income annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains annually. A Fund has capital gains when it sells its portfolio assets for a profit. The tax consequences will vary depending on how long a Fund has held the assets. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

Dividends and capital gain distributions will be reinvested automatically at NAV unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether or not the distributions are received in cash or reinvested. If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Fund reserves the right to reinvest the check in your Potomac Fund account at that Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

TAXES

The following table illustrates the potential tax liabilities for taxable accounts:

            TYPE OF TRANSACTION                                                TAX STATUS*
            -------------------                                                -----------

Dividend distribution................................                  Ordinary income rate
Distribution of net short-term capital gains.........                  Ordinary income rate
Distribution of net long-term capital gains..........                  Long-term capital gains rate
Sale or exchange of Fund shares owned for more
  than one year......................................                  Long-term capital gains or losses
Sale or exchange of Fund shares owned for one
  year or less.......................................                  Gains are taxed at the same rate as
                                                                       ordinary income; losses are subject to
                                                                       special rules

----------
* Tax consequences for tax-deferred retirement accounts or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

If you are a non-retirement account holder, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 30% of all dividends and other distributions and sale proceeds payable to you. If you are otherwise subject to backup withholding, we also are required to withhold and pay to the IRS 30% of your dividends and other distributions. Any tax withheld may be applied against your tax liability when you file your tax return. You may be subject to a $50 fee for any penalties imposed on the Funds by the IRS.

MASTER/FEEDER STRUCTURE OPTION

The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees' decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure.

                      MORE INFORMATION ON THE POTOMAC FUNDS

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The Funds' SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

TO OBTAIN THE SAI FREE OF CHARGE:

Write to:         Potomac Funds
                  P.O. Box 1993
                  Milwaukee, Wisconsin 53201

Call:             (800) 851-0511

By Internet:      www.potomacfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC's Internet web site at http:\\www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York  11530

SEC File Number: 811-8243

                                   PROSPECTUS

                                 January 2, 2003








                                 INVESTOR CLASS









                             100 South Royal Street
                           Alexandria, Virginia 22314

                           500 Fifth Avenue, Suite 415
                            New York, New York 10110

                                 (800) 851-0511

                                  POTOMAC FUNDS

   POTOMAC MIDCAP PLUS FUND                         POTOMAC MIDCAP/SHORT FUND
POTOMAC TOTAL MARKET PLUS FUND                  POTOMAC TOTAL MARKET/SHORT FUND


                       STATEMENT OF ADDITIONAL INFORMATION

  100 South Royal Street                       500 Fifth Avenue, Suite 415
Alexandria, Virginia 22314                       New York, New York 10110

                                 (800) 851-0511

The Potomac Funds (the "Trust") is a management investment company, or mutual fund, which currently offers to the public fourteen separate investment portfolios. This Statement of Additional Information ("SAI") relates to the Advisor Class, and the Broker Class of the Potomac MidCap Funds and the Potomac Total Market Funds (the "Funds").

The Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. The Funds are not designed for inexperienced or less sophisticated investors. An important feature of the Trust is that it primarily consists of pairs of Funds, each of which attempts to provide targeted returns to a specific index on a given day. The "plus" fund attempts to provide investment results that correlate to its target index, while the "short" fund attempts to provide investment results that are opposite of the return of its target index. In particular, the Funds below seek the following investment results as compared to their target indices:

FUND                                    INVESTMENT TARGET
Potomac MidCap Plus Fund                125% of the performance of the S&P 400 MidCap Index(TM)
Potomac MidCap/Short Fund               Inverse (opposite) of the S&P 400 MidCap Index(TM)

Potomac Total Market Plus Fund          125% of the performance of the S&P SuperComposite 1500 Index
Potomac Total Market/Short Fund         Inverse (opposite) of the S&P SuperComposite 1500 Index


This SAI, dated January 2, 2003, is not a prospectus. It should be read in conjunction with the Funds' Prospectuses dated January 2, 2003. To receive a copy of the Prospectuses or annual reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

CLASSIFICATION OF THE FUNDS.......................................................................................1


INVESTMENT POLICIES AND TECHNIQUES................................................................................2

     American Depositary Receipts ("ADRs")........................................................................2
     Illiquid Investments and Restricted Securities...............................................................2
     Indexed Securities...........................................................................................3
     Investments in Other Investment Companies....................................................................4
     Options, Futures and Other Strategies........................................................................4
     Repurchase Agreements.......................................................................................10
     Short Sales.................................................................................................12
     U.S. Government Securities..................................................................................12
     Other Investment Risks and Practices........................................................................13

INVESTMENT RESTRICTIONS..........................................................................................15


PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................17


MANAGEMENT OF THE TRUST..........................................................................................18

     Trustees and Officers.......................................................................................18
     Five Percent Shareholders...................................................................................21
     Investment Advisor..........................................................................................22
     Fund Administrator, Fund Accountant, Transfer Agent and Custodian...........................................23
     Distributor.................................................................................................24
     Distribution Plans..........................................................................................24
     Independent Certified Public Accountants....................................................................24

DETERMINATION OF NET ASSET VALUE.................................................................................24


PURCHASES AND REDEMPTIONS........................................................................................25

     Retirement Plans............................................................................................25
     Redemptions by Telephone....................................................................................26
     Redemption in Kind..........................................................................................26

EXCHANGE PRIVILEGE...............................................................................................27


CONVERSION OF BROKER CLASS SHARES................................................................................28


PERFORMANCE INFORMATION..........................................................................................28

     Comparative Information.....................................................................................28
     Total Return Computations...................................................................................29

SHAREHOLDER AND OTHER INFORMATION................................................................................31


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.........................................................................31

     Dividends and Other Distributions...........................................................................31
     Taxes.......................................................................................................31

                                THE POTOMAC FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers fourteen series to the public. This SAI relates to the following four series: the Potomac MidCap Plus Fund ("MidCap Plus Fund"), the Potomac MidCap/Short Fund ("MidCap Short Fund"), the Potomac Total Market Plus Fund ("Total Market Plus Fund") and the Potomac Total Market/Short Fund ("Total Market/Short Fund"). The Trust may offer additional series to the public in the future.

The Funds currently offer three classes of shares: Investor Class, Advisor Class and Broker Class:

         o Investor Class shares are designed for sale directly for investors without a sales charge.

         o Advisor Class shares are made available through investment advisers, banks, trust companies or other authorized representatives without a sales charge but are subject to a 1.00% distribution and service fee.

         o Broker Class shares are sold through brokers and dealers and are subject to a 5% maximum contingent deferred sales charge ("CDSC") declining over a six-year period.

The Funds are designed principally for experienced investors seeking an asset allocation vehicle. The Funds provide investment exposure to various securities markets. Each Fund seeks investment results that correspond on a given day to a specific target index. The terms "plus" and "short" in the Funds' names are not intended to refer to the duration of the Funds' investment portfolios. The Funds may be used independently or in combination with each other as part of an overall strategy.

                           CLASSIFICATION OF THE FUNDS

Each Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act. A Fund is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

A Fund's classification as a "non-diversified" series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to meet certain diversification standards at the end of each quarter of its taxable year.

                       INVESTMENT POLICIES AND TECHNIQUES

The Funds may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objective.

CORE INVESTMENTS

In general, the Funds invest at least 80% of their net assets (plus any borrowings for investment purposes) in a manner designed to provide daily investment returns for the Plus Funds that correspond to 125% of their respective target indices and for the Short Funds that correspond inversely to their respective target indices.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

All of the Funds may invest in ADRs and may sell ADRs short.

ADRs are dollar denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES

Each Fund may purchase and hold illiquid investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board of Trustees ("Board" or "Trustees") or Rafferty Asset Management, LLC ("Rafferty"), the Funds' investment adviser, has determined under Board-approved guidelines are liquid. None of the Funds, however, currently anticipates investing in such restricted securities.

The term "illiquid investments" for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days, (2) securities for which market quotations are not readily available, (3) over-the-counter ("OTC") options and their underlying collateral, (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on net asset value.

Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

INDEXED SECURITIES

Each Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See "Illiquid Investments and Restricted Securities" above.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

OPTIONS, FUTURES AND OTHER STRATEGIES

General. Each Fund may use certain options (both traded on an exchange and OTC), futures contracts (sometimes referred to as "futures") and options on futures contracts (collectively, "Financial Instruments") as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund's position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

In addition to the instruments, strategies and risks described below and in the Prospectuses, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund's investment objective and permitted by a Fund's investment limitations and applicable regulatory authorities. The Funds' Prospectuses or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectuses.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. ("Custodian"), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange ("CBOE"), the AMEX and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the Amex Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund's loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

If a Fund enters into futures contracts or options on futures contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and the premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts and options on futures contracts.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. Government Security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund's holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See "Illiquid Investments and Restricted Securities" above.

Each Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

SWAP AGREEMENTS

The Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement generally will equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

SHORT SALES

Each Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short and; or (2) otherwise cover the Fund's short position.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. Government Securities in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Government Securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, the Federal National Mortgage Association ("Fannie Mae"), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association ("Ginnie Mae"), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Yields on short-, intermediate- and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund's portfolio investments in U.S. Government Securities, while a decline in interest rates generally would increase the market value of a Fund's portfolio investments in these securities.

OTHER INVESTMENT RISKS AND PRACTICES

Borrowing. The Funds may borrow money for investment purposes, which is a form of leveraging. However, the Short Funds currently do not intend to engage in such investments. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund's net asset value and on a Fund's investments. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Funds may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, each Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with the Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund's portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. The Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on four business days' notice or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, frequently will redeem Fund shares, as well as exchange their Fund shares for shares of other Funds. A Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby causing a high portfolio turnover. Because each Fund's portfolio turnover rate depends largely on the purchase, redemption and exchange activity of its investors, it is difficult to estimate each Fund's actual turnover rate.

A Fund's portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund's investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund's portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

TRACKING ERROR

Several factors may affect the Funds' ability to track the performance of their applicable indices. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund's portfolio holdings to comply with that Fund's investment restrictions or policies, or regulatory or tax law requirements; and
(7) market movements that run counter to a leveraged Fund's investments (which will cause divergence between the Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund's short-term performance will reflect such deviation from its target index.

In the case of the Funds whose net asset values are intended to move inversely from their target indices (the MidCap/Short Fund and Total Market/Short Fund) the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between a Fund and the return of its applicable target index on a daily basis, the symmetry between the changes in the benchmark and the changes in the Fund's net asset value can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect inverse correlation with its target index on every trading day over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in the Fund's net asset value by a percentage that is somewhat greater than the percentage that the index's returns decreased. Conversely, if a Fund maintained a perfect inverse correlation with its target index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease of the Fund's net asset value by a percentage that would be somewhat less than the percentage that the index returns increased.


                             INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectuses, each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a "vote of the majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

EACH FUND HAS ADOPTED THE FOLLOWING FUNDAMENTAL INVESTMENT POLICY that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

         Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

EACH FUND HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATIONS:

A Fund shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.   Underwrite securities of any other issuer.

3.   Purchase, hold, or deal in real estate or oil and gas interests.

4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except
     (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments, (2) as otherwise permitted herein and in Investment Limitations No. 5 and (3) the Funds may make short sales of securities.

5. Pledge, mortgage, or hypothecate the Fund's assets, except (1) to the extent necessary to secure permitted borrowings, (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis, and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6. Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7. Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets), (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund's total assets, (3) to enter into reverse repurchase agreements, and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Funds, Rafferty seeks best execution of trades either (1) at the most favorable price and efficient execution of transactions or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty's investment advisory fee to be paid by the Funds.

Purchases and sales of U.S. Government Securities normally are transacted through issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. The Trustees are responsible for managing the Funds' business affairs and for exercising all of the Funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust. Each Trustee of the Trust also serves on the Board of the Potomac Insurance Trust, the other registered investment company in the Potomac mutual fund complex. Unless otherwise noted, an individual's business address is 500 Fifth Avenue, Suite 415, New York, New York, 10110.


                                      POSITION, TERM OF OFFICE AND                 PRINCIPAL OCCUPATION
                                     LENGTH OF TIME SERVED WITH THE               DURING PAST FIVE YEARS
            NAME (AGE)                            TRUST                          AND CURRENT DIRECTORSHIP
----------------------------         ------------------------------   --------------------------------------------------

INTERESTED TRUSTEES                  TERM: Lifetime of Trust
                                     until removal or resignation

Lawrence C. Rafferty* (59)           Chief Executive Officer,         Chairman and Chief Executive Officer of
                                     Chairman of the Board of         Rafferty, 1997-present; Chief Executive
                                     Trustees since 1997              Officer of Rafferty Companies, LLC,
                                                                      1996-present; Chief Executive Officer of
                                                                      Cohane Rafferty Securities, Inc., 1987-present
                                                                      (investment banking); Chief Executive Officer
                                                                      of Rafferty Capital Markets, Inc.,
                                                                      1995-present; Trustee of Fairfield University.

                                      POSITION, TERM OF OFFICE AND                 PRINCIPAL OCCUPATION
                                     LENGTH OF TIME SERVED WITH THE               DURING PAST FIVE YEARS
            NAME (AGE)                            TRUST                          AND CURRENT DIRECTORSHIP
----------------------------         ------------------------------   --------------------------------------------------

Jay F. Higgins* (57)                 Trustee since 1997                Principal of Bengal Partners, LLC since 2002.

DISINTERESTED TRUSTEES               TERM:  Lifetime of Trust until
                                     removal or resignation

Daniel J. Byrne (58)                 Trustee since 1997               President and Chief Executive Officer of Byrne
                                                                      Securities Inc., 1992-present.

Kevin G. Boyle (54)                  Trustee since 2002               President, Kevin G. Boyle Securities, Inc.,
                                                                      1981 to Present.

Gerald E. Shanley III (59)           Trustee since 1997               Business Consultant, 1985-present; Trustee of
                                                                      Estate of Charles S. Payson, 1987-present.
OFFICERS                             TERM:  One year

Daniel D. O'Neill (34)               President since 1999             Managing Director of Rafferty, 1999-present;
                                                                      Portfolio Manager, Hermitage Capital
                                                                      Management, 1998-1999; Associate, Akin, Gump,
                                                                      Strauss, Hauer & Feld, LLP, 1995-1998.

Timothy P. Hagan (60)                Vice President since 2001;       Vice President of Rafferty, 1997-present.
100 S. Royal Street                  Chief Financial Officer
Alexandria, VA 22314                 1997-2001

Philip A. Harding (59)               Senior Vice President since      Vice President of Rafferty, 1997-present.
                                     1997

Mark D. Edwards (44)                 Chief Financial Officer since    Vice President of Rafferty, 1997 to present.
100 S. Royal Street                  2001; Vice President 1997-2001
Alexandria, VA 22314

Jesse J. Noel (32)                   Chief Financial Officer since    Assistant Vice President of Rafferty, 2000 to
100 S. Royal Street                  2002                             present; Mutual Fund Accountant, U.S. Bancorp
Alexandria, VA 22314                                                  Fund Services, 1997-1999.

Robert J. Zutz (48)                  Secretary since 1997             Partner, Kirkpatrick & Lockhart LLP (law firm).
1800 Massachusetts Ave.
Washington, DC 20036

Eric W. Falkeis (29)                 Assistant Secretary since 1997   Vice President, U.S. Bancorp Fund Services
615 East Michigan Street                                              LLC, 1997-present; Audit Senior with
Milwaukee, WI 53202                                                   PricewaterhouseCoopers LLP, 1995-1997.

----------
     *Mr. Rafferty and Mr. Higgins are affiliated with Rafferty.

The Trust has an Audit Committee, consisting of Messrs. Byrne, Boyle and Shanley. The members of the Audit Committee are not "interested" persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust's independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits.

The Trust also has a nominating committee, consisting of Messrs. Byrne, Boyle and Shanley, each of who is a disinterested member of the Board. The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The nominating committee does not have a policy regarding the consideration of nominees recommended by shareholders. The nominating committee also evaluates and nominates Board member candidates.

The following table shows the amount of equity securities in all of the Potomac Funds owned by the Trustees as of the calendar year ended December 31, 2002:


DOLLAR RANGE OF         INTERESTED                    DISINTERESTED
EQUITY SECURITIES       TRUSTEES:                     TRUSTEES:
OWNED:
----------------------- --------------- ------------- ---------------- ------------------ ------------------ -----------------
                        Lawrence C.                                                                          Gerald E.
                        Rafferty        Jay Higgins   Kevin G, Boyle*  Daniel J. Byrne    Richard Jackson**  Shanley III
----------------------- --------------- ------------- ---------------- ------------------ ------------------ -----------------
Aggregate Dollar
Range of Equity
Securities in the
Potomac Funds           Over $100,000   $           0 $              0 $ 50,000 - $100,00 $                0 $               0
----------------------- --------------- ------------- ---------------- ------------------ ------------------ -----------------

* Mr. Boyle was elected to the Board of Trustees on December 11, 2002.

** Mr. Jackson resigned from the Board of Trustees effective December 10, 2002.

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust's prior fiscal year ended August 31, 2002.


                                                                                                           Aggregate
                                     Aggregate         Pension or Retirement     Estimated Annual      Compensation From
                                Compensation From    Benefits Accrued As Part      Benefits Upon       the Trust Paid to
   Name of Person, Position          the Trust        of the Trust's Expenses       Retirement           the Trustees
------------------------------- -------------------- -------------------------- -------------------- ----------------------
INTERESTED TRUSTEES

Lawrence C. Rafferty                  $    0                    $0                      $0                  $    0

Jay F. Higgins                        $8,000                    $0                      $0                  $8,000

DISINTERESTED TRUSTEES
                                      $    0                    $0                      $0                  $    0
Kevin G. Boyle*

Daniel J. Byrne                       $8,000                    $0                      $0                  $8,000

Richard G. Jackson**                  $8,000                    $0                      $0                  $8,000

Gerald E. Shanley III                 $8,000                    $0                      $0                  $8,000

* Mr. Boyle was elected to the Board of Trustees on December 11, 2002.

** Mr. Jackson resigned from the Board of Trustees effective December 10, 2002.

FIVE PERCENT SHAREHOLDERS

Prior to the date of this SAI, the Funds have not been offered to the public and do not have current shareholders. Accordingly, the Trustees and officers do not own any shares of any of the Funds.

INVESTMENT ADVISOR

Rafferty Asset Management, LLC, 500 Fifth Avenue, Suite 415, New York, New York 10110, provides investment advice to the Funds. Rafferty was organized as a New York limited liability corporation in June 1997.

Under an Investment Advisory Agreement between the Trust, on behalf of the Funds, and Rafferty ("Advisory Agreement"), Rafferty provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectuses. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty the following fee at an annual rate based on its average daily net assets of:

              Plus Funds                    0.75%
              Short Funds                   0.90%


Rafferty has voluntarily agreed to reimburse the Investor Class Funds for other expenses through August 31, 2003 to the extent that the Investor Class Funds' total annual operating expenses exceed 1.75% for the Investor Class Plus Funds and 1.95% for the Investor Class Short Funds. In addition, Rafferty has voluntarily agreed to reimburse the Advisor Class Funds for other expenses through August 31, 2002 to the extent that the Advisor Class Funds' total annual operating expenses exceed 2.75% for the Advisor Plus Funds and 2.95% for the Advisor Class Short Funds. In addition, Rafferty has voluntarily agreed to reimburse the Broker Class Funds for other expenses through August 31, 2003 to the extent that the Broker Class Funds' total annual operating expenses exceed 2.50% for the Broker Class Plus Funds. If overall expenses fall below these percentage limitations, then the Investor Class Funds, Advisor Class Funds or Broker Class Funds may reimburse Rafferty within the following three fiscal years.

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act. In renewing the Advisory Agreement, the Trustees considered, among other matters: (1) the nature and quality of services provided by Rafferty, including investment performance; (2) the cost to Rafferty in providing its services and its profitability; (3) whether the Funds and their shareholders benefit from any economies of scale; (4) whether Rafferty receives fall-out benefits that should be taken into consideration in negotiating the fee; and (5) the fees paid by comparable investment companies.

The Advisory Agreement continues in force for an initial period of two years after the date of its approval. The Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Rafferty or the Trust, and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on 60 days' written notice either by the Trust or Rafferty.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, the Trust, Rafferty and the distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.


FUND ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND CUSTODIAN

U.S. Bancorp Fund Services, LLC ("Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds. U.S. Bank, N.A., 615 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement ("Service Agreement") between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Funds' average daily net assets of .09% of the first $1 billion, .08% of the next $1 billion of the Funds' average daily net assets, ..07% of the next $1 billion of the Funds' average daily net assets, .06% of the next $1 billion of the Funds' average daily net assets and .05% of the remaining balance, subject to an overriding minimum of $265,000.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC ("Fund Accountant"), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant a fee based on the Funds' average daily net assets of .09% of the first $500 million, .05% of the next $500 million of the Funds' average daily net assets and .025% of the remaining balance, subject to an overriding minimum of $320,000.

The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. also serves as the Custodian of the Funds' assets. Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds' portfolios.

DISTRIBUTOR

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended August 31, 2002, the Distributor received $82,950 as compensation from Rafferty for distribution services for the Trust.

DISTRIBUTION PLANS

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted separate plans for the Investor Class ("Investor Class Plan"), the Advisor Class ("Advisor Class Plan") and the Broker Class ("Broker Class Plan") of each Fund pursuant to which each Fund may pay certain expenses incurred in the distribution of that Class' shares and the servicing and maintenance of existing Class shareholder accounts. Pursuant to each Plan, a Fund may pay up to 1.00% of its average daily net assets. However, for the Investor Class Plan, the Board has authorized each Fund to pay distribution and services fees only in an amount equal to the difference between a Fund's total annual operating expenses and the contractual limit on total annual operating expenses of 1.75% for the Plus Funds and 1.95% for the Short Funds.

Each Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving each Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Ernst & Young, LLP, 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, are the independent certified public accountants for the Trust.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Funds is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The NYSE is not open on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, or the Nasdaq Stock Market, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which the Adviser has reason to question the validity of quotations received, are valued at fair value as determined in good faith by the Board. For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

For purposes of determining net asset value per share of a Fund, options and futures contracts are valued at the closing prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular commodity.

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Adviser or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.

                            PURCHASES AND REDEMPTIONS

RETIREMENT PLANS

Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish an individual retirement account ("IRA"). An individual may make limited contributions to an IRA of up to $3,000 per year (or $6,000, if such contributions also are made for a nonworking spouse and a joint return is filed) through the purchase of shares of the Funds. The Internal Revenue Code of 1986, as amended ("Code"), limits the deductibility of IRA contributions to taxpayers who are not active participants (and, under certain circumstances, whose spouses are not active participants, unless their combined adjusted gross income does not exceed $150,000) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to the same limits as referred to above. In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish an "education IRA" and/or a "Roth IRA"; although contributions to these new types of IRAs are nondeductible, withdrawals from them will not be taxable under certain circumstances. An IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans.

Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

ANTI-MONEY LAUNDERING.

The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency.

REDEMPTIONS BY TELEPHONE

Shareholders may redeem shares of the Funds by telephone. When acting on verbal instructions believed to be genuine, the Trust, Adviser, Transfer Agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Adviser, Transfer Agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

REDEMPTION IN KIND

A Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

RECEIVING PAYMENT

Payment of redemption proceeds will be made within seven days following a Fund's receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the Transfer

Agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers.

         A redemption request will be considered to be received in "good order" if:

o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

o the signatures on any written redemption request of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which the NYSE, the Nasdaq, the CME, or the CBOE, or the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, the Nasdaq, the CME, the CBOE, as appropriate, is restricted. In addition, the rights of redemption may be suspended or the date of payment postponed for any Fund for a period during which an emergency exists so that disposal of the Fund's investments or the determination of its net asset value is not reasonably practicable or for such periods as the SEC, by order, may permit for protection of a Fund's investors.


                               EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents or
(2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectuses and below. Telephone requests for an exchange received by a Fund before the close of regular trading on the NYSE will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE's next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon 60 days' notice.

                        CONVERSION OF BROKER CLASS SHARES

Broker Class shares of a Fund automatically will convert to Investor Class shares of that Fund, based on the relative net asset values per share of the two classes, eight years after the end of the month in which the shareholder's order to purchase those Broker Class shares was accepted. For the purpose of calculating the holding period required for conversion of Broker Class shares, the date of initial issuance shall mean (i) the date on which the Broker Class shares were issued or (ii) for Broker Class shares obtained through an exchange, or a series of exchanges, the date on which the original Broker Class shares were issued. For purposes of conversion to Investor Class shares, Broker Class shares purchased through the reinvestment of dividends and other distributions paid in respect of Broker Class shares will be held in a separate sub-account. Each time any Broker Class shares in the shareholder's regular account (other than those in the sub-account) convert to Investor Class shares, a pro rata portion of the Broker Class shares in the sub-account will also convert to Investor Class shares. The portion will be determined by the ratio that the shareholder's Broker Class shares converting to Investor Class shares bears to the shareholder's total Broker Class shares not acquired through dividends and other distributions.

The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Investor Class shares and Broker Class shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Broker Class shares would not be converted and would continue to be subject to the higher ongoing expenses of the Broker Class shares beyond eight years from the date of purchase. The Adviser has no reason to believe that this condition for the availability of the conversion feature will not be met.


                             PERFORMANCE INFORMATION

From time to time, each Fund may advertise its average annual total return and compare its performance to that of other mutual funds with similar investment objectives and to relevant indices. Performance information is computed separately for those Funds in accordance with the methods discussed below.

Each Fund may include the total return of its classes in advertisements or other written material. When a Fund advertises the total return of its shares, it will be calculated for the one-, five- and ten-year periods or, if such periods have not yet elapsed, the period since the establishment of that Fund. Each Fund's performance data quoted in reports, advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value for each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

COMPARATIVE INFORMATION

From time to time, each Fund's performance may be compared with recognized stock and other indices, such as the S&P SuperComposite 1500 Index(TM) ("S&P 1500 Index") and the Standard & Poor's 400 MidCap Index(TM) ("S&P 400 Index"), and various other domestic, international or global indices. The S&P 1500 Index is a broad index of common stock prices, while the S&P

400 represents the mid cap segment of the market. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or operating expenses.

In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment objectives, as such performance is tracked and published by such independent organizations as Lipper, Inc. ("Lipper"), and CDA Investment Technologies, Inc. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Since the assets in all mutual funds are always changing, a Fund may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

TOTAL RETURN COMPUTATIONS

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Such average annual total return quotes for the Funds are calculated according to the following formula:

                                         n
                                   P(1+T) =ERV

         Where:         P  =   a hypothetical initial payment of $1,000
                        T  =   average annual total return
                        n  =   number of years (either 1, 5 or 10)
                      ERV  =   ending redeemable value of a hypothetical
                               $1,000 payment made at the beginning of the 1, 5 or 10 year periods, as applicable, at the end of that period

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods or a shorter period dating from the commencement of a Fund's operations. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Additionally, in calculating the ending redeemable value for the Broker Class shares, the applicable CDSC will be deducted. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

From time to time, each Fund also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example, in comparing the total return of a Fund with data published by Lipper or with market indices, each Fund calculates its aggregate total return for the specified periods of time by assuming an investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

AVERAGE ANNUAL TOTAL RETURN (after Taxes on Distributions) - The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                                      (n)
                              P(1 + T)    = ATV
                                               (D)

     Where:
                          "P"              =       represents a hypothetical initial investment of $1,000;
                          "T"              =       represents average annual total return;
                          "n"              =       represents the number of years; and
                          "ATV   "         =       represents the ending value of the hypothetical initial
                              (D)                  investment after taxes on distributions, not after
                                                   taxes on redemption. Dividends and other
                                                   distributions are assumed to be reinvested in shares at
                                                   the prices in effect on the reinvestment dates. ATV(D)
                                                   will be adjusted to reflect the effect of any absorption
                                                   of Fund expenses by the Investment Adviser.

AVERAGE ANNUAL TOTAL RETURN (after Taxes on Distributions and Redemption) - The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                                      (n)
                              P (1+ T)    = ATV
                                               (DR)

     Where:
                          "P"              =       represents a hypothetical initial investment of $1,000;
                          "T"              =       represents average annual total return;
                          "n"              =       represents the number of years; and
                          "ATV    "        =       represents the ending redeemable value of the hypothetical
                              (DR)                 initial investment after taxes on distributions and
                                                   redemption. Dividends and other distributions are
                                                   assumed to be reinvested in shares at the prices in
                                                   effect on the reinvestment dates. ATV(DR) will be
                                                   adjusted to reflect the effect of any absorption of
                                                   Fund expenses by the Investment Adviser.

                        SHAREHOLDER AND OTHER INFORMATION

SHAREHOLDER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of each Fund have equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or a Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.


                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends from net investment income and any distributions of realized net capital gains are as described in the Prospectuses under "Distributions and Taxes." All distributions from a Fund normally are automatically reinvested without charge in additional shares of that Fund.

TAXES

Regulated Investment Company Status. Each Fund is treated as a separate corporation for Federal income tax purposes and intends to qualify as a regulated investment company under Subchapter M of the Code ("RIC"). If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, the Fund will not be subject to Federal income tax on the part of its investment company taxable income (generally consisting of net investment income and net short-term capital gains, determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer (collectively, "Diversification Requirements").

Although each Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that each Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that such a Fund might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by such other Funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of one or more of those Funds.

If a Fund failed to qualify for treatment as a RIC any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year at corporate income tax rates (up to 35%) without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

General. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends distributed by a Fund (including distributions of net short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 38.6% for individuals), regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund's net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash. A shareholder's sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares. An exchange of Fund shares for shares of another Fund generally will have similar consequences.

Distributions to Foreign Shareholders. Dividends a Fund pays to a shareholder who, as to the United States, is a nonresident alien individual or nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or any applicable lower treaty rate). An investor claiming to be a foreign shareholder will be required to provide a Fund with supporting documentation in order for the Fund to apply a reduced withholding rate or exemption from withholding. Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures a Fund derives with respect to its business of investing in securities will be qualifying income under the Income Requirement.

Certain options (including listed options on "broad-based" stock indices) and futures in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts a Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are positions in personal property. Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds' and their shareholder activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to distributions there from.

                                THE POTOMAC FUNDS

                                     PART C
                                OTHER INFORMATION


Item  23. Exhibits

(a)   Declaration of Trust*

(b)   By-Laws*

(c)   Voting trust agreement - None

(d)   (i)(A)    Form of Investment Advisory Agreement**

      (i)(B) Amendment to Schedule A to Investment Advisory Agreement - Filed herewith.

      (ii)(A) Investment Subadvisory Agreement between Gustafson Baxter Financial Services, Inc. and Rafferty Asset Management, LLC - Filed herewith.

      (ii)(B) Form of Investment Subadvisory Agreement between Portfolio Strategies, Inc. and Rafferty Asset Management, LLC - To be filed.

(e)   (i)       Form of Distribution Agreement between the Potomac Funds and
                Rafferty Capital Markets, Inc.***

      (ii)      Form of Dealer Agreement+++

(f)   Bonus, profit sharing contracts - None

(g)   (i)       Form of Custodian Agreement**

      (ii)      Addendum to Custodian Agreement - Filed herewith.

(h)   (i)(A)    Form of Transfer Agent Agreement**

      (i)(B)    Addendum to Transfer Agent Agreement - Filed herewith.

      (ii)(A)   Form of Fund Accounting Servicing Agreement**

      (ii)(B) Addendum to Fund Accounting Servicing Agreement - Filed herewith.

      (iii)(A)  Form of Fund Administration Servicing Agreement**

      (iii)(B) Addendum to Fund Administration Servicing Agreement - Filed herewith.

      (iv)      Form of Fulfillment Servicing Agreement**

      (v)       Power of attorney for Kevin G. Boyle - Filed herewith.

(i)             Opinion and consent of counsel - Filed herewith.

(j)   (i)       Consent of Independent Auditors - Filed herewith.

(k)   Financial statements omitted from prospectus - None

(l)   Letter of investment intent**

(m)   (i)       Investor Class Plan pursuant to Rule 12b-1+++

      (ii) Amended Schedule A to Investor Class Plan pursuant to Rule 12b-1 - To be filed.

      (iii)     Advisor Class Plan pursuant to Rule 12b-1+++

      (iv) Amended Schedule A to Adviser Class Plan pursuant to Rule 12b-1 - To be filed.

      (v)       Broker Class Plan pursuant to Rule 12b-1+++

(n)   Plan pursuant to Rule 18f-3+++

(o)   Reserved

(p)   (i)       Code of Ethics of the Potomac Funds, Potomac Insurance Trust
                and Rafferty Asset Management, LLC#

      (ii) Code of Ethics of Gustafson Baxter Financial Services, Inc. - Filed herewith.

      (iii)     Code of Ethics of Portfolio Strategies, Inc. - To be filed

----------
* Incorporated herein by reference from the Trust's Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 6, 1997 via EDGAR, Accession No. 0000898432-97-000314.

**    Incorporated herein by reference from the Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 17, 1997 via EDGAR, Accession No. 0000898432-97-000410.

***   Incorporated herein by reference from the Post-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 15, 1998 via EDGAR, Accession No.
0000898432-98-000498.

++    Incorporated herein by reference from the Post-effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 30, 1998 via EDGAR, Accession No. 0000898432-98-000804.

+++   Incorporated herein by reference from the Post-effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 15, 1999 via EDGAR, Accession No. 0000898432-99-001069.

#     Incorporated herein by reference from the Post-effective Amendment No. 6 to the Trust's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 29, 2000 via EDGAR, Accession No. 0000898432-00-000874

Item 24.        Persons Controlled by or under

                Common Control with Registrant

                None.


Item 25.        Indemnification

         Article XI, Section 2 of the Trust's Declaration of Trust provides that:

         (a) Subject to the exceptions and limitations contained in paragraph
         (b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or
(B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

                  (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

                  (i) such Covered Person shall have provided appropriate security for such undertaking,

                  (ii) the Trust is insured against losses arising out of any such advance payments, or

                  (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

         According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Article XII, Section 2 provides that, subject to the provisions of
Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 26.        Business and Other Connections of Investment Adviser

         Rafferty Asset Management, LLC (the "Adviser"), 500 Fifth Avenue, Suite 415, New York 10110, offers investment advisory services. Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-54679).

         Gustafson Baxter Financial Services, Inc. ("GBFS"), 3934 North Hampton Drive, Powell, Ohio 43065, offers investment advisory services. Information as to the officers and directors of GBFS is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-44147).

         Portfolio Strategies, Inc. ("PSI"), 1102 Broadway, #302, Tacoma, Washington 98402, offers investment advisory services. Information as to the officers and directors of PSI is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-18475).

Item 27.        Principal Underwriter

         (a) Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as principal underwriter for the Potomac Funds, Badgley Funds, Berkshire Funds, Bremer Funds, Marketocracy Funds, Kirr Marbach Funds, Leuthold Funds, Texas Capital Value Funds.

         (b) The director and officers of Rafferty Capital Markets, LLC are:

                          Positions and Offices with       Position and Offices
         Name                    Underwriter                  with Registrant
--------------------      ---------------------------    -----------------------
Thomas A. Mulrooney               President              Chief Operating Officer

Lawrence C. Rafferty              Director               Chief Executive Officer,
                                                         Chairman of the
                                                         Board of Trustees

Stephen P. Sprague                CFO                    Treasurer and Secretary

The principal business address of each of the persons listed above is 59 Hilton Avenue, Garden City, New York 11530.

Item 28.        Location of Accounts and Records

         The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the physical possession of the Potomac Funds' investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.

Item 29.        Management Services

                Not applicable.


Item 30.        Undertakings

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report to Shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 has duly caused this Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on December 30, 2002. No other material event requiring disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

                                           POTOMAC FUNDS

                                           By:  Lawrence C. Rafferty*
                                                ---------------------
                                                Lawrence C. Rafferty
                                                Chief Executive Officer

Attest:

/s/ Jesse J. Noel
---------------------------
Jesse J. Noel
Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 12 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                        Date
---------                            -----                        ----
Lawrence C. Rafferty*                Chief Executive Officer      December 30, 2002
-------------------------------
Lawrence C. Rafferty

Jay F. Higgins*                      Trustee                      December 30, 2002
-------------------------------
Jay F. Higgins

Daniel J. Byrne*                     Trustee                      December 30, 2002
-------------------------------
Daniel J. Byrne

Kevin G. Boyle*                      Trustee                      December 30, 2002
-------------------------------
Kevin G. Boyle

Gerald E. Shanley III*               Trustee                      December 30, 2002
-------------------------------
Gerald E. Shanley III

/s/ Jesse J. Noel                    Chief Financial Officer      December 30, 2002
-------------------------------
Jesse J. Noel

*By: Daniel D. O'Neill
-------------------------------
     Daniel D. O'Neill, Attorney-In Fact

EXHIBIT INDEX

Exhibit                                                                           Exhibit No.
-------                                                                           -----------
Amendment to Schedule A to Investment Advisory Agreement                          EX-99.d.i.

Investment Subadvisory Agreement between Gustafson Baxter Financial Services,
Inc. and Rafferty Asset Management, LLC                                           EX-99.d.ii.A

Addendum to Custodian Agreement                                                   EX-99.g.ii.

Addendum to Transfer Agent Agreement                                              EX-99.h.i.B.

Addendum to Fund Accounting Servicing Agreement                                   EX-99.h.ii.B.

Addendum to Fund Administration Servicing Agreement                               EX-99.h.iii.B.

Power of Attorney                                                                 EX-99.h.v.

Opinion and Consent of Counsel                                                    EX-99.i.

Consent of Independent Auditors                                                   EX-99.j.i.

Code of Ethics of Gustafson Baxter Financial services, Inc.                       EX-99.p.ii.